CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL Execution Version Deal CUSIP 53679VAB62 New Vehicle Floorplan Facility CUSIP 53679VAD2 Used Vehicle Floorplan Facility CUSIP 53679VAC4 Service Loaner Vehicle Floorplan Facility CUSIP 53679VAE0 Revolving Line of Credit Facility CUSIP 53679VAB6 SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT dated as of February 27, 2026 to the Fourth Amended and Restated Loan Agreement dated as of April 29, 2021 among LITHIA MOTORS, INC., CERTAIN OF ITS SUBSIDIARIES, THE LENDERS PARTY HERETO FROM TIME TO TIME, and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Agent and JPMorgan Chase Bank, N.A., Toyota Motor Credit Corporation, Mercedes-Benz Financial Services USA LLC, Bank of America, N.A, American Honda Finance Corporation, Wells Fargo Bank, National Association, and PNC Bank National Association as Co-Syndication Agents U.S. Bank National Association, J.P. Morgan Securities LLC, Toyota Motor Credit Corporation, Mercedes-Benz Financial Services USA LLC,, Bank of America, N.A, American Honda Finance Corporation, and Wells Fargo Bank, National Association, As Co-Lead Arrangers and Joint Bookrunners

SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT This Seventh Amendment to Fourth Amended and Restated Loan Agreement (this “Amendment”), dated as of February 27, 2026, is entered into by and among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the other Borrowers listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), the Guarantors listed on the signature pages of this Amendment, the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, the “Agent”). R E C I T A L S: A. The Company, certain of its Subsidiaries, the Lenders and the Agent have entered into a Fourth Amended and Restated Loan Agreement dated as of April 29, 2021 (as amended by that certain First Amendment to Fourth Amended and Restated Loan Agreement, dated as of February 7, 2022, that certain Second Amendment to Fourth Amended and Restated Loan Agreement, dated as of June 2, 2022, that certain Third Amendment to Fourth Amended and Restated Loan Agreement, dated as of November 21, 2022, that certain Fourth Amendment to Fourth Amended and Restated Loan Agreement, dated as of February 9, 2023, that certain Fifth Amendment to Fourth Amended and Restated Loan Agreement, dated as of February 23, 2024, that certain Sixth Amendment to Fourth Amended and Restated Loan Agreement, dated as of August 6, 2025, and as may be further amended, restated, supplemented or otherwise modified, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement. B. The Company, certain of its Subsidiaries and the Agent have entered into a Commercial Security Agreement dated as of April 29, 2021 (as amended, restated, supplemented or otherwise modified, the “Security Agreement”). C. The Company has requested that the Agent and the Lenders agree (i) to the amendments to the Loan Agreement and Security Agreement as set forth herein and (ii) to reallocate the Aggregate Commitments as of the VIN Transition Date (as defined in the Amended Agreement, which is defined below). D. The Lenders that are signatories to this Amendment, constituting all of the Lenders under the Loan Agreement, have agreed to the amendments to the Loan Agreement and Security Agreement set forth herein. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Amendments to the Loan Documents. From and after the date hereof (the “Seventh Amendment Effective Date”):

- 2 - 14557013v7 1.1 the Loan Agreement is amended pursuant to this Amendment to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Loan Agreement attached as Annex A to this Amendment; 1.2 Schedule 1 to the Loan Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Schedule 1 attached hereto; 1.3 The Pricing Schedule to the Loan Agreement is hereby amended by deleting the definition of “Used Vehicle Floorplan Margin” in its entirety and replacing it with the following: ““Used Vehicle Floorplan Margin” means a percentage per annum equal to 1.20%.” 1.4 Exhibit A to the Loan Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit A attached hereto; 1.5 Exhibit C to the Loan Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit C attached hereto; 1.6 Exhibit I to the Loan Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit I attached hereto; 1.7 Exhibit J to the Loan Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit J attached hereto; 1.8 Exhibit K to the Loan Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit K attached hereto; 1.9 Exhibit L to the Loan Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit L attached hereto 1.10 except as set forth in clauses 1.2 through 1.9 above, all other Exhibits and Schedules to the Loan Agreement shall not be amended, modified, supplemented or otherwise affected; 1.11 the Security Agreement is hereby amended by adding an additional paragraph to the end of Subsection (m) of Section 9 to read as follows: “Upon a sale or disposition of Collateral as part of or in connection with any sale or other disposition permitted under the Loan Agreement to a Person who is not a Grantor, the security interest created hereunder in such Collateral so sold or disposed of will be automatically released. In the event of such sale or disposition, Agent shall, at the request and sole expense of Company, deliver such termination statements and take such further actions as Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder so released; provided, that the applicable Grantor shall have delivered to the Agent a certification by

- 3 - 14557013v7 such Grantor stating that such release and action and the transaction giving rise thereto is in compliance with the Loan Agreement and the other Loan Documents.” 2. Commitments; Exiting Lenders. 2.1 Commitments. The Lenders agree that after giving effect to this Amendment, each Lender’s Commitment (a) as of the Seventh Amendment Effective Date shall be as set forth on part (A) of Schedule 1 hereto and (b) as of the VIN Transition Date shall be as set forth on part (B) of Schedule 1 hereto. Further, each Lender whose Aggregate Lender Commitment is increasing as of the Seventh Amendment Effective Date as set forth on part (A) of Schedule 1 hereto consents to such increase in its Aggregate Lender Commitment and agrees that its Commitment shall be as set forth on part (A) of Schedule 1 hereto. The Agent, the Lenders and the Loan Parties agree to the reallocation of the Commitments as reflected in part (B) of Schedule 1 hereto on the VIN Transition Date. The parties hereto agree that (i) the Borrowers, the Lenders, the Exiting Lenders and the Agent shall effect any such assignments, prepayments, borrowings and reallocations as are necessary to effectuate the modifications to the Commitments and the Loans on the Seventh Amendment Effective Date as set forth on part (A) of Schedule 1 hereto and (ii) the Borrowers, the Lenders, and the Agent shall effect any such assignments, prepayments, borrowings and reallocations as are necessary to effectuate the modifications to the Commitments and the Loans on the VIN Transition Date as set forth on part (B) of Schedule 1 hereto. 2.2 Exiting Lenders. After giving effect to this Amendment, TRUIST BANK and NISSAN MOTOR ACCEPTANCE COMPANY LLC (each an “Exiting Lender”, and collectively, the “Exiting Lenders”) shall no longer (i) have any Commitments or outstanding Loans under the Loan Agreement, (ii) be a Lender under the Loan Agreement or (iii) have any rights or obligations with respect to being a Lender, except for those that expressly survive termination of the Loan Agreement or termination of any Commitments thereunder (including, without limitation, the terms and provisions of Section 17.1 of the Loan Agreement) and except with respect to the interest and New Vehicle Floorplan Commitment Fees referenced in the immediately following sentence. Concurrently with the effectiveness of this Amendment, each Exiting Lender shall receive payment in full of the outstanding principal amount of all Loans owing to it under the Loan Agreement as of the date hereof together with all accrued interest and Commitment Fees owing to such Exiting Lender as of the date hereof but excluding (x) any interest owing to such Exiting Lender as of the date hereof under the Loan Agreement with respect to any New Vehicle Floorplan Loans and (y) any New Vehicle Floorplan Commitment Fee owing to such Exiting Lender as of the date hereof under the Loan Agreement, and it is agreed that such amounts set forth in clauses (x) and (y) hereof shall be paid by the Borrowers to such Exiting Lender on the next New Vehicle Monthly Payment Date. 3. Condition Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions: 3.1 Amendment. Receipt by the Agent of a copy of this Amendment duly executed by the Loan Parties, the Lenders, the Exiting Lenders and the Agent.

- 4 - 14557013v7 3.2 Organizational Documents and Authority. Receipt by the Agent of documentation requested by and satisfactory to the Agent to establish the due organization, valid existence and (if applicable) good standing of each Loan Party; its authority to execute, deliver and perform this Amendment and the identity, authority and capacity of each Person authorized to act on its behalf, which may, without limitation, include and be satisfied by either (a) the delivery and certification of copies of articles or certificates of incorporation or formation and amendments thereto, bylaws or operating agreements and amendments thereto, certificates of good standing, existence and/or qualification to engage in business, corporate resolutions, incumbency certificates and the like (collectively, “Organizational and Authority Documentation”) or (b) a certification that no changes, amendments or other modifications have been made to such documents of such Loan Party since the date that such Loan Party became a Loan Party or such other more recent date as such documents have been delivered and certified to the Agent, as applicable. For the avoidance of doubt, with respect to certificates of good standing and/or existence, the Agent shall only require the receipt of such certificates with respect to the Company. 3.3 Closing Certificate. Receipt by the Agent of a certificate signed by the Company certifying that (a) no Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment, (b) all representations and warranties in the Loan Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (except that, in each case, any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects), (c) after giving effect to this Amendment, the Company and its Subsidiaries are in compliance (on a Pro Forma Basis reasonably acceptable to the Agent) with the financial covenants in Section 11.1 of the Loan Agreement, calculated as of the end of the most recent fiscal quarter with respect to which the Company has provided to the Agent and each Lender the financial statements required by Section 11.2.1 or 11.2.2 of the Loan Agreement and (d) each of the Loan Parties is Solvent. 3.4 KYC and PATRIOT Act. Upon the reasonable request of any Lender made at least ten (10) days prior to the Seventh Amendment Effective Date, the Loan Parties shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, in each case at five (5) days prior to the Seventh Amendment Effective Date. 3.5 Beneficial Ownership. At least five (5) days prior to the Seventh Amendment Effective Date, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower must deliver a Beneficial Ownership Certification in relation to such Borrower unless such Borrower has done so previously and the information set forth therein remains correct in all material respects. 3.6 Legal Opinions. The Agent shall have received favorable opinions of acceptable independent counsel for the Company and one or more other Loan Parties covering such matters as the Agent may reasonably request.

- 5 - 14557013v7 3.7 Fees. All fees and expenses, including Attorney Costs, payable under the Loan Documents on or prior to the Seventh Amendment Effective Date and invoiced to the Company at least two (2) days prior to the Seventh Amendment Effective Date shall have been paid, and all fees payable as of the date hereof under that certain fee letter dated as of the date hereof by and between the Company and the Agent, shall have been paid. 3.8 Payments to Exiting Lenders. Each Exiting Lender shall have received payment of the amounts required to be paid to it on the date hereof in accordance with Section 2.2 of this Amendment. 4. Reaffirmation; Release. By signing this Amendment: 4.1 Each Loan Party agrees that (a) except as amended previously or in connection herewith, each Loan Document is valid and enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles) and (b) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against the Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents. 4.2 Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Agreement (as amended by this Amendment) and the other Loan Documents (as amended by this Amendment) and (c) agrees this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Agreement (as amended by this Amendment) or the other Loan Documents (as amended by this Amendment). This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity. 4.3 Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. 4.4 Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, and the other Indemnified Persons, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, from the beginning of time to the date of this Amendment, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.

- 6 - 14557013v7 4.5 This Amendment is not a novation of the Loan Agreement or of any credit facility or guaranty provided thereunder or in respect thereof. Notwithstanding that the cover page of the Loan Agreement is dated “as of April 29, 2021” and Section 9.01 of the Loan Agreement contains those conditions which were applicable to the initial Closing Date of April 29, 2021, the changes to the Loan Agreement effected by this Amendment shall be effective as of the satisfaction to the conditions to effectiveness set forth in Section 3 of this Amendment. The signature pages contained may be left off of the Loan Agreement attached hereto. 5. References. On and after the Seventh Amendment Effective Date, all references in the Loan Agreement and the other Loan Documents to (a) the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby and (b) the Security Agreement shall be deemed to refer to the Security Agreement as amended hereby. 6. Representations and Warranties. By signing this Amendment, each Loan Party represents and warrants to the Agent and the Lenders as follows: 6.1 Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles. 6.2 Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment. 6.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party in the Loan Documents are true and correct in all material respects on and as of the Seventh Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (except that, in each case, any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects). 6.4 Loan Parties. Set forth on Annex B to this Amendment is a complete and accurate list, as of the Seventh Amendment Effective Date, of the Company and the other Loan Parties (including an indication as to whether such Loan Party is a New Vehicle

- 7 - 14557013v7 Floorplan Borrower, Guarantor, Silo Subsidiary, Dual Subsidiary, and/or Real Estate Subsidiary and whether such entity is, or will be upon the VIN Transition Date, a Used Vehicle Floorplan Borrower or Service Vehicle Floorplan Borrower in accordance with Section 13 below). 7. Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of the Agent’s counsel) incurred by the Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith. 8. Recitals. The Recitals are hereby incorporated herein. 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document. 10. Disclosure. Under Oregon law, most agreements, promises and commitments made by a lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable. 11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OREGON. 12. Document Imaging; Telecopy and PDF Signatures; Electronic Signatures. Without notice to or consent of any Loan Party, the Agent and each Lender may create electronic images of this Amendment and any Loan Documents and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against the Company, the other Loan Parties and any other parties thereto. The Agent and each Lender may convert this Amendment and any other Loan Document into a “transferrable record” as such term is defined under, and to the extent permitted by, UETA, with the image of such instrument in the Agent’s or such Lender’s possession constituting an “authoritative copy” under UETA. If the Agent agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of this Amendment or any other Loan Document or other document required to be delivered under the Loan Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If the Agent agrees, in its sole discretion, to accept any electronic signatures of this Amendment or any other Loan Document or other document required to be delivered under the Loan Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including UETA, E-SIGN, or any other state laws based on, or similar in effect to, such acts. The Agent and each Lender may rely on any such electronic signatures without further inquiry.

- 8 - 14557013v7 13. Service Loaner Vehicle Floorplan Borrowers and Used Vehicle Floorplan Borrowers after the VIN Transition Date. Set forth on Annex B to this Amendment is a complete and accurate list, setting forth the legal name and jurisdiction of those Subsidiaries that are Dealerships that are hereby be designated as Service Loaner Vehicle Floorplan Borrowers and Used Vehicle Floorplan Borrowers with such designation to be effective as of the VIN Transition Date. Each Subsidiary set forth on Annex B agrees that as of the VIN Transition Date (a) it shall be a “Used Vehicle Floorplan Borrower” or a “Service Loaner Vehicle Floorplan Borrower”, as applicable, and (b) all applicable references to “Used Vehicle Floorplan Borrower” or “Service Loaner Vehicle Floorplan Borrower” in the Loan Agreement, Collateral Documents, Guaranty and other Loan Documents shall be deemed to, and are hereby amended to, include and refer to each applicable Subsidiary (as well as the other Persons to which the applicable term refers). Each such Subsidiary hereby consents and agrees to all of the terms of the Loan Agreement and the other Loan Documents, and by execution of this Amendment hereby agrees that from and after the VIN Transition Date, it shall be bound by and liable for, each and all of the terms, restrictions, obligations and conditions of the Loan Agreement, Guaranty, Security Agreement, Pledge Agreement and the other Loan Documents which are applicable to a Used Vehicle Floorplan Borrower and Service Loaner Vehicle Floorplan Borrower, as applicable. [Signature pages follow]

SEVENTH AMENDMENT LOAN PARTIES: LITHIA MOTORS, INC. By:/s/ Tina Miller Name: Tina Miller Title: Senior Vice President and Chief Financial Officer 6200 CENTENNIAL CENTER HOLDCO, LLC 7150 WEST SAHARA HOLDCO, LLC 7200 WEST SAHARA PROPERTY HOLDCO II, LLC 797 VALLEY STREET LLC ANN ARBOR-B, LLC ANN ARBOR-CC, LLC ANN ARBOR-CJD, LLC ANN ARBOR-M, LLC AUSTIN-H, INC. AUSTIN-KI, INC. AVONDALE-N, INC. BACK IN TEXAS AUTO SALES, LLC BAIERL AUTO PARTS, LLC BAIERL AUTOMOTIVE CORPORATION BAIERL CHEVROLET, INC. BAIERL HOLDING, LLC BEND-CDJR, LLC BELLEVUE-S, LLC BELLEVUE-T, LLC CADILLAC OF PORTLAND LLOYD CENTER, LLC CAMP AUTOMOTIVE, INC. CENTENNIAL-HY, LLC CHAMBLEE-H, LLC CHANTILLY-N, LLC CHESAPEAKE-A, LLC CHESAPEAKE-C, LLC CHESAPEAKE-H, LLC CHESAPEAKE-HY, LLC CHESAPEAKE-I, LLC CHESAPEAKE-T, LLC CLEAR LAKE-I, INC. CORAL SPRINGS-A, LLC COSTA MESA-CJD, INC. CRANBERRY AUTOMOTIVE, INC. DAH CHONG HONG CA TRADING LLC

SEVENTH AMENDMENT DAH CHONG HONG TRADING CORPORATION DALLAS-H, INC. DALLAS-K, INC. DALLAS-T, INC. DARON MOTORS LLC DCH (OXNARD) INC. DCH AUTO GROUP (USA) INC. DCH BLOOMFIELD LLC DCH CALABASAS-A, LLC DCH CALIFORNIA INVESTMENTS LLC DCH CALIFORNIA MOTORS INC. DCH DMS NJ, LLC DCH ESSEX INC. DCH FINANCIAL NJ, LLC DCH FREEHOLD LLC DCH HOLDINGS LLC DCH INVESTMENTS INC. (NEW JERSEY) DCH INVESTMENTS INC. (NEW YORK) DCH KOREAN IMPORTS LLC DCH MISSION VALLEY LLC DCH MONMOUTH LLC DCH MONTCLAIR LLC DCH MOTORS LLC DCH NANUET LLC DCH NORTH AMERICA INC. DCH NY MOTORS LLC DCH OXNARD 1521 IMPORTS INC. DCH RIVERSIDE-S, INC. DCH SUPPORT SERVICES, LLC DCH TEMECULA IMPORTS LLC DCH TEMECULA MOTORS LLC DCH THOUSAND OAKS-F, INC. DCH TL HOLDINGS LLC DCH TL NY HOLDINGS LLC DCH TORRANCE IMPORTS INC. DENVER EXOTICS, LLC DESERT-CJD, LLC DORAL-A, LLC DORAL-G, LLC DORAL-HY, LLC DORAL-K, LLC DORAL-VW, LLC DRIVEWAY MOTORS, LLC

SEVENTH AMENDMENT ELK GROVE-F, INC. FARMINGTON HILLS IMPORTS, LLC FARMINGTON HILLS-CJD, LLC FARMINGTON HILLS-H, LLC FARMINGTON HILLS-N, LLC FARMINGTON HILLS-T, LLC FERNDALE-F, LLC FL DORAL-S, LLC FLORIDA CITY-H, LLC FLORIDA SS, LLC FONTANA-H, INC. FORT WORTH-CJD, LLC FRISCO-K, INC. GARDEN CITY-CJD, LLC HAMPTON-H, LLC HENDERSON-HY, LLC HOUSTON-A, INC. HOUSTON-H, INC. HOUSTON-I, INC. HUTCHINS EUGENE NISSAN, INC. HUTCHINS IMPORTED MOTORS, INC. JACKSON-T, LLC KATY-H, INC. KNOXVILLE-CJD, LLC L253, LLC L815, LLC L816, LLC L820, LLC L821, LLC L822, LLC L823, LLC L824 CALIBRATIONS, LLC L825, INC. L829, LLC L830, LLC L832, LLC L834, LLC L835, INC. L836, INC. L837, INC. L838, INC. L839, INC. L840, LLC

SEVENTH AMENDMENT L848, LLC LA MOTORS HOLDING, LLC LAD MISSION VIEJO-JLR, INC. LAD-AU, LLC LAD-F, INC. LAD-MB, LLC LAD-N, LLC LAD-P, LLC LAD-T, LLC LAD-V, LLC LAS VEGAS-CJD, LLC LAS VEGAS-J, LLC LAS VEGAS-G, LLC LAS VEGAS-HY, LLC LATHAM FORD-F, LLC LAUDERDALE-A, LLC LEAGUE CITY-H, INC. LEXINGTON-CJD, LLC LFKF, LLC LGPAC, INC. LITHIA ACDM, INC. LITHIA ANCHORAGE-C, LLC LITHIA ANCHORAGE-H, LLC LITHIA ARMORY GARAGE, LLC LITHIA AUCTION & RECON, LLC LITHIA AUTO SERVICES, INC. LITHIA BA HOLDING, INC. LITHIA BAIERL-S, LLC LITHIA BNM, INC. LITHIA BRYAN TEXAS, INC. LITHIA CDH, INC. LITHIA CIMR, INC. LITHIA CJDO, INC. LITHIA CJDSA, INC. LITHIA CJDSF, INC. LITHIA CM, INC. LITHIA CO, INC. LITHIA CRATER LAKE-F, INC. LITHIA CRATER LAKE-M, INC. LITHIA CSA, INC. LITHIA DE, INC. LITHIA DES MOINES-VW, LLC LITHIA DM, INC.

SEVENTH AMENDMENT LITHIA DMID, INC. LITHIA DODGE OF TRI-CITIES, INC. LITHIA EATONTOWN-F, LLC LITHIA FINANCIAL CORPORATION LITHIA FLCC, LLC LITHIA FLORIDA HOLDING, INC. LITHIA FMF, INC. LITHIA FORD OF BOISE, INC. LITHIA FRESNO, INC. LITHIA GEORGIA REAL ESTATE, LLC LITHIA HAMILTON-H, LLC LITHIA HDM, INC. LITHIA HMID, INC. LITHIA HPI, INC. LITHIA IDAHO FALLS-F, INC. LITHIA IMPORTS OF ANCHORAGE, INC. LITHIA JEF, INC. LITHIA KLAMATH, INC. LITHIA KLAMATH-T, INC. LITHIA MBDM, INC. LITHIA MEDFORD HON, INC. LITHIA MICHIGAN HOLDING, INC. LITHIA MIDDLETOWN-L, LLC LITHIA MOON-S, LLC LITHIA MOON-V, LLC LITHIA MOTORS SUPPORT SERVICES, INC. LITHIA MTLM, INC. LITHIA NA, INC. LITHIA NC, INC. LITHIA NDM, INC. LITHIA NORTHEAST REAL ESTATE, LLC LITHIA NORTHWEST REAL ESTATE, LLC LITHIA OF ANCHORAGE, INC. LITHIA OF BEND #1, LLC LITHIA OF BEND #2, LLC LITHIA OF BILLINGS II LLC LITHIA OF BILLINGS, INC. LITHIA OF CASPER, LLC LITHIA OF CORPUS CHRISTI, INC. LITHIA OF DES MOINES, INC. LITHIA OF FAIRBANKS, INC. LITHIA OF GREAT FALLS, INC. LITHIA OF HELENA, INC.

SEVENTH AMENDMENT LITHIA OF HONOLULU-A, INC. LITHIA OF HONOLULU-F, LLC LITHIA OF HONOLULU-V, LLC LITHIA OF KILLEEN, LLC LITHIA OF MAUI-H, LLC LITHIA OF MISSOULA II, LLC LITHIA OF MISSOULA III, INC. LITHIA OF MISSOULA, INC. LITHIA OF POCATELLO, INC. LITHIA OF PORTLAND, LLC LITHIA OF ROBSTOWN, LLC LITHIA OF ROSEBURG, INC. LITHIA OF SEATTLE, INC. LITHIA OF SOUTH CENTRAL AK, INC. LITHIA OF SPOKANE II, INC. LITHIA OF TF, INC. LITHIA OF TROY, LLC LITHIA OF UTICA – 2, LLC LITHIA OF UTICA – 3, LLC LITHIA OF WALNUT CREEK, INC. LITHIA OF WASILLA, LLC LITHIA OF YORKVILLE – 2, LLC LITHIA ORCHARD PARK-H, LLC LITHIA PARAMUS-M, LLC LITHIA PITTSBURGH-S, LLC LITHIA RAMSEY-B, LLC LITHIA RAMSEY-L, LLC LITHIA RAMSEY-M, LLC LITHIA RAMSEY-T, LLC LITHIA REAL ESTATE, INC. LITHIA RENO SUB-HYUN, INC. LITHIA RENO-CJ, LLC LITHIA RENO-VW, LLC LITHIA ROSE-FT, INC. LITHIA SALMIR, INC. LITHIA SEA P, INC. LITHIA SEASIDE, INC. LITHIA SOC, INC. LITHIA SPOKANE-B, LLC LITHIA SPOKANE-S, LLC LITHIA SSP, LLC LITHIA TA, INC. LITHIA TENNESSEE HOLDING, INC.

SEVENTH AMENDMENT LITHIA TO, INC. LITHIA TR, INC. LITHIA VA REAL ESTATE, LLC LITHIA VA SALES AND CREDIT, LLC LITHIA VAUDM, INC. LITHIA VIRGINIA HOLDING, INC. LITHIA WEXFORD-H, LLC LMBB, LLC LMBP, LLC LMOP, LLC LOS ANGELES-M, INC. MADISON-H, INC. MAPO109, INC. MESQUITE-K, INC. MIAMI GARDENS-BG, LLC MIAMI GARDENS-HY, LLC MIAMI GARDENS-S, LLC MISSION HILLS-H, INC. MNAU109, INC. MNAU426, INC. MNBM391, INC. MNFE426, INC. MNPO426, INC. MNST433, INC. NEW PORT RICHEY-H, LLC NEW PORT RICHEY-V, LLC NORFOLK-F, LLC NORTHLAND FORD INC. ORLANDO-JLR, LLC PA REAL ESTATE, LLC PARAMUS WORLD MOTORS LLC PHOENIX-T, INC. PLYMOUTH-C, LLC RAMSEY HOLDINGCO, INC. REDWOOD-HY, LLC RFA HOLDINGS, LLC ROANOKE-H, LLC ROCKWALL-H, INC. ROCKWALL-K, INC. ROSEVILLE-T, INC ROUND ROCK-K, INC. SACRAMENTO-L, INC. SALEM-B, LLC

SEVENTH AMENDMENT SALEM-H, LLC SALEM-V, LLC SAN ANTONIO-H, LLC SAN FRANCISCO-B, INC. SANFORD-CJD, LLC SHARLENE REALTY LLC SHERMAN OAKS-A, INC. SHERMAN OAKS-AC, INC. SHERMAN OAKS-B, INC. SMYRNA-F, LLC SOUTHWEST REALTY HOLDINGS HOLDCO, LLC SPRINGFIELD-T, LLC STERLING HEIGHTS-F, LLC STERLING-BM, LLC STERLING-RLM, LLC TAMPA-F, LLC TAMPA-H, LLC THOUSAND OAKS-S, INC. TN REAL ESTATE, LLC TROY COLLISION, LLC TROY EXOTICS, LLC TROY-BG, LLC TROY-C, LLC TROY-CJD, LLC TROY-F, LLC TROY-H, LLC TROY-JLR, LLC TROY-M, LLC TROY-S, LLC TROY-T, LLC TROY-V, LLC TUSTIN MOTORS INC. UNION-H, LLC URBANDALE-S, LLC VAN NUYS-H, INC. VAN NUYS-L, INC. VAN NUYS-T, INC. WASHINGTON-F, LLC WATERFORD-F, LLC WAUKESHA-H, INC. WAUKESHA-S, INC. WAUKESHA-CJD, INC. WESLEY CHAPEL-C, LLC

SEVENTH AMENDMENT WESLEY CHAPEL-H, LLC WESLEY CHAPEL-Hy, LLC WESLEY CHAPEL-M, LLC WESLEY CHAPEL-T, LLC WEST ALLIS-T, INC. WIFO016, INC. YUBA CITY-CJD, INC. ZELIENOPLE REAL ESTATE I, L.P. ZELIENOPLE REAL ESTATE, L.L.C. By:/s/ Tina Miller Name: Tina Miller Title: Authorized Officer

SEVENTH AMENDMENT U.S. BANK NATIONAL ASSOCIATION, as Agent, Lender, Swing Line Lender and LC Issuer By: /s/ James J. Draskovich Name: James J. Draskovich Title Vice President

SEVENTH AMENDMENT JPMORGAN CHASE BANK, N.A., as Lender By: /s/ Adam Sigman Name: Adam Sigman Title: Executive Director

SEVENTH AMENDMENT MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as Lender By: /s/ Farrah Vaughn-Dixon Name: Farrah Vaughn-Dixon Title: Regional Dealer Credit Manager – National Accounts

SEVENTH AMENDMENT TOYOTA MOTOR CREDIT CORPORATION, as Lender By: /s/ Dominic Calcaterra Name: Dominic Calcaterra Title: National Accounts Manager

SEVENTH AMENDMENT BMW FINANCIAL SERVICES NA, LLC, as Lender By: /s/ Aaron Grener Name: Aaron Grener Title: Section Manager By: /s/ Erik Langanke Name: Erik Langanke Title: Department Manager

SEVENTH AMENDMENT BANK OF AMERICA, N.A., as Lender By: /s/ David T. Smith Name: David T. Smith Title: Senior Vice President

SEVENTH AMENDMENT NISSAN MOTOR ACCEPTANCE COMPANY LLC, as an Exiting Lender By: /s/ Jim Niezgoda Name: Jim Niezgoda Title: Senior Manager, Dealer

SEVENTH AMENDMENT AMERICAN HONDA FINANCE CORPORATION, as Lender By: /s/ Richard Sauerbaum Name: Richard Sauerbaum Title: DFS Manager

SEVENTH AMENDMENT ALLY BANK, as Lender By: /s/ Jake Hickey Name: Jake Hickey Title: Authorized Representative

SEVENTH AMENDMENT THE BANK OF NOVA SCOTIA, as Lender By: /s/ Melissa Ruha Name: Melissa Ruha Title: Managing Director

SEVENTH AMENDMENT SANTANDER BANK, N.A., as Lender By: /s/ Betty Jotanovic Name: Betty Jotanovic Title: President of Auto Relationships

SEVENTH AMENDMENT VW CREDIT, INC., as Lender By: /s/ William J. Binz Name: William J. Binz Title: Sr. Manager – Commercial Credit

SEVENTH AMENDMENT HYUNDAI CAPITAL AMERICA, as Lender By: /s/ Jean Tham Name: Jean Tham Title: Vice President, Commercial and Insurance Operations

SEVENTH AMENDMENT TRUIST BANK, as an Exiting Lender By: /s/ John P. Wofford Name: John P. Wofford Title: Authorized Officer

SEVENTH AMENDMENT WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender By: /s/ Eric Scott Fuller Name: Eric Scott Fuller Title: Executive Director

SEVENTH AMENDMENT PNC BANK, NATIONAL ASSOCIATION, as Lender By: /s/ Rose R. Mbonye Name: Rose R. Mbonye Title: Vice President

SEVENTH AMENDMENT MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender By: /s/ David Rowley Name: David Rowley Title: Sr. Vice President

SEVENTH AMENDMENT THE HUNTINGTON NATIONAL BANK, as Lender By: /s/ David Paoni Name: David Paoni Title: Vice President

SEVENTH AMENDMENT MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Managing Director

SEVENTH AMENDMENT CITIBANK, N.A., as a Lender By: /s/ Andrew Padovano Name: Andrew Padovano Title: Vice President

14557013v7 ANNEX A Amended Loan Agreement [see attached].

14557013v7 SCHEDULE 1 PART (A) New Floorplan Vehicle Floorplan Used Vehicle Floorplan Service Loaner Vehicle Revolving Loan Pro Rata Share of Aggregate Lender Pro Rata Share of Aggregate Lender Commitment as a Lender Commitment Commitment Commitment Commitment Commitment Percentage U.S. Bank National Association* $[***] $[***] $[***] $[***] $[***] [***]% J.P. Morgan Chase Bank, N.A.* $[***] $[***] $[***] $[***] $[***] [***]% Toyota Motor Credit Corporation* $[***] $[***] $[***] $[***] $[***] [***]% Bank of America, N.A.* $[***] $[***] $[***] $[***] $[***] [***]% Mercedes-Benz Financial Services USA LLC* $[***] $[***] $[***] $[***] $[***] [***]% Wells Fargo Bank, National Association* $[***] $[***] $[***] $[***] $[***] [***]% American Honda Finance Corporation* $[***] $[***] $[***] $[***] $[***] [***]% PNC Bank, National Association* $[***] $[***] $[***] $[***] $[***] [***]% VW Credit, Inc.* $[***] $[***] $[***] $[***] $[***] [***]% BMW Financial Services NA, LLC $[***] $[***] $[***] $[***] $[***] [***]% Mizuho Bank, Ltd. $[***] $[***] $[***] $[***] $[***] [***]% Santander Bank, N.A. $[***] $[***] $[***] $[***] $[***] [***]% The Bank of Nova Scotia $[***] $[***] $[***] $[***] $[***] [***]% M&T Bank $[***] $[***] $[***] $[***] $[***] [***]% The Huntington National Bank $[***] $[***] $[***] $[***] $[***] [***]% Ally Bank $[***] $[***] $[***] $[***] $[***] [***]% Citibank, N.A. $[***] $[***] $[***] $[***] $[***] [***]% Hyundai Capital America $[***] $[***] $[***] $[***] $[***] [***]% Total $ 3,000,000,000.00 $ 900,000,000.00 $ 100,000,000.00 $ 2,500,000,000.00 $ 6,500,000,000.00 100.000000000% *indicates Aggregate Lender Commitment of such Lender increasing on Seventh Amendment Effective Date

14557013v7 SCHEDULE 1 PART (B) New Floorplan Vehicle Floorplan Used Vehicle Floorplan Service Loaner Vehicle Revolving Loan Pro Rata Share of Aggregate Lender Pro Rata Share of Aggregate Lender Commitment as a Lender Commitment Commitment Commitment Commitment Commitment Percentage U.S. Bank National Association $[***] $[***] $[***] $[***] $[***] [***]% J.P. Morgan Chase Bank, N.A. $[***] $[***] $[***] $[***] $[***] [***]% Toyota Motor Credit Corporation $[***] $[***] $[***] $[***] $[***] [***]% Bank of America, N.A. $[***] $[***] $[***] $[***] $[***] [***]% Mercedes-Benz Financial Services USA LLC $[***] $[***] $[***] $[***] $[***] [***]% Wells Fargo Bank, National Association $[***] $[***] $[***] $[***] $[***] [***]% American Honda Finance Corporation $[***] $[***] $[***] $[***] $[***] [***]% PNC Bank, National Association $[***] $[***] $[***] $[***] $[***] [***]% VW Credit, Inc. $[***] $[***] $[***] $[***] $[***] [***]% BMW Financial Services NA, LLC $[***] $[***] $[***] $[***] $[***] [***]% Mizuho Bank, Ltd. $[***] $[***] $[***] $[***] $[***] [***]% Santander Bank, N.A. $[***] $[***] $[***] $[***] $[***] [***]% The Bank of Nova Scotia $[***] $[***] $[***] $[***] $[***] [***]% M&T Bank $[***] $[***] $[***] $[***] $[***] [***]% The Huntington National Bank $[***] $[***] $[***] $[***] $[***] [***]% Ally Bank $[***] $[***] $[***] $[***] $[***] [***]% Citibank, N.A. $[***] $[***] $[***] $[***] $[***] [***]% Hyundai Capital America $[***] $[***] $[***] $[***] $[***] [***]% Total $ 2,700,000,000.00 $ 1,250,000,000.00 $ 150,000,000.00 $ 2,400,000,000.00 $ 6,500,000,000.00 100.000000000%

ANNEX A 14555989v114555989v8 Deal CUSIP 53679VAB62 New Vehicle Floorplan Facility CUSIP 53679VAD2 Used Vehicle Floorplan Facility CUSIP 53679VAC4 Service Loaner Vehicle Floorplan Facility CUSIP 53679VAE0 Revolving Line of Credit Facility CUSIP 53679VAB6 FOURTH AMENDED AND RESTATED LOAN AGREEMENT Among LITHIA MOTORS, INC., CERTAIN OF ITS SUBSIDIARIES, THE LENDERS PARTY HERETO FROM TIME TO TIME, and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Agent and JPMorgan Chase Bank, N.A., Toyota Motor Credit Corporation, Mercedes-Benz Financial Services USA LLC, Bank of America, N.A, American Honda Finance Corporation, and TD Bank, N.A. as Co-Syndication Agents U.S. Bank National Association, J.P. Morgan Securities LLC and Toyota Motor Credit Corporation, As Co-Lead Arrangers and Joint Bookrunners Dated as of April 29, 2021

i 14555989v114555989v8 TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS AND INTERPRETIVE PROVISIONS ............................................1 1.1 Defined Terms ...............................................................................................................1 1.2 Divisions ..................................................................................................................4647 1.3 Other Interpretive Provisions ...................................................................................4648 1.4 Rates .........................................................................................................................4749 1.5 Limited Condition Acquisition ................................................................................4849 ARTICLE 2 NEW VEHICLE FLOORPLAN LINE OF CREDIT ...........................................4951 2.1 New Vehicle Floorplan Loans .................................................................................4951 2.2 New Vehicle Swing Line Loans ..............................................................................5254 2.3 Terms Applicable to New Vehicle Floorplan Loans and New Vehicle Swing Line Loans. .......................................................................................................................5657 2.4 New Vehicle Floorplan Borrowers ..........................................................................5860 2.5 Addition of New Vehicle Floorplan DealershipsBorrowers ....................................6365 2.6 PR Account ..............................................................................................................6465 ARTICLE 3 USED VEHICLE FLOORPLAN AND SERVICE LOANER VEHICLE FLOORPLAN LINE OF CREDIT ......................................................................................6667 3.1 Used Vehicle Floorplan Loans .................................................................................6667 3.2 Used Vehicle Swing Line Loans..............................................................................6970 3.3 Service Loaner Vehicle Floorplan Loans ................................................................7274 3.4 Service Loaner Vehicle Swing Line Loans .............................................................7577 3.5 Terms Applicable to Used Vehicle Loans and Service Loaner Vehicle Loans. ..........81 3.6 Used Vehicle Floorplan Borrowers; Service Loaner Vehicle Floorplan Borrowers ...84 3.7 Addition of Used Vehicle Floorplan Borrowers and Service Loaner Vehicle Floorplan Borrowers .....................................................................................................................95 ARTICLE 4 REVOLVING LINE OF CREDIT ........................................................................7995 4.1 Revolving Loans ......................................................................................................7995 4.2 Revolving Swing Line Loans...................................................................................8299 ARTICLE 5 LETTERS OF CREDIT ......................................................................................85101 5.1 Letter of Credit Commitment.................................................................................85101 5.2 Existing Letters of Credit .......................................................................................85102 5.3 LC Agreements ......................................................................................................86102 5.4 Expiry Date ............................................................................................................86102 5.5 Requests for Letters of Credit ................................................................................86102 5.6 Participation in Letters of Credit ............................................................................86102 5.7 Payments ................................................................................................................87103 5.8 Terms Satisfactory to LC Issuer ............................................................................87103 5.9 Obligations Absolute .............................................................................................87104

TABLE OF CONTENTS (cont.) Page ii 14555989v114555989v8 5.10 Letter of Credit Fees ..............................................................................................88104 5.11 LC Collateral Account ...........................................................................................89105 5.12 Borrower Indemnification ......................................................................................89105 5.13 Lenders’ Indemnification .......................................................................................90106 ARTICLE 6 CERTAIN ADDITIONAL PROVISIONS .........................................................90106 6.1 Interest....................................................................................................................90106 6.2 Evidence of Debt....................................................................................................91107 6.3 Borrowing Procedure .............................................................................................91107 6.4 Obligations Several ................................................................................................92108 6.5 Non-Receipt of Funds by the Agent ......................................................................92108 6.6 Authorization .........................................................................................................92108 6.7 Interest and Fee Basis ............................................................................................93109 6.8 Method of Payment ................................................................................................93109 6.9 Payment by Automatic Debit .................................................................................93109 6.10 Late Charges ..........................................................................................................93109 6.11 Limitation of Interest .............................................................................................94110 6.12 Increase Option ......................................................................................................94111 6.13 Authorization .........................................................................................................97113 6.14 Defaulting Lenders .................................................................................................97113 6.15 Replacement of Lender ........................................................................................100116 6.16 Per Annum Fee ....................................................................................................101117 6.17 Reallocation of Commitments .............................................................................101117 6.18 Extension of Commitments ..................................................................................102119 6.19 Designation of Dual Subsidiaries .........................................................................104120 6.20 Erroneous Payments .............................................................................................105122 ARTICLE 7 YIELD PROTECTION; TAXES ......................................................................107123 7.1 Yield Protection ...................................................................................................107123 7.2 Changes in Capital Adequacy Regulations ..........................................................108124 7.3 Availability of Types of Advances; Adequacy of Interest Rate ..........................108125 7.4 Taxes ....................................................................................................................110127 7.5 Selection of Lending Installation; Mitigation Obligations; Lender Statements; Survival of Indemnity ..........................................................................................114131 7.6 Illegality ...............................................................................................................114131 ARTICLE 8 SECURITY AND GUARANTIES ...................................................................115131 8.1 Security ................................................................................................................115131 8.2 Guaranties ............................................................................................................116133 ARTICLE 9 CONDITIONS PRECEDENT ..........................................................................117133 9.1 Initial Conditions Precedent .................................................................................117133 9.2 Conditions Precedent to Each Credit Extension ..................................................119135 9.3 Conditions Precedent to an Initial Advance to any New Vehicle Floorplan Borrower120137

TABLE OF CONTENTS (cont.) Page iii 14555989v114555989v8 9.4 Real Property Conditions .....................................................................................121138 ARTICLE 10 REPRESENTATIONS AND WARRANTIES ...............................................122139 10.1 Existence and Standing ........................................................................................122139 10.2 Authorization and Validity ..................................................................................122139 10.3 Conflict; Government Consent ............................................................................122139 10.4 Financial Statements ............................................................................................123140 10.5 Material Adverse Effect .......................................................................................123140 10.6 Taxes ....................................................................................................................123140 10.7 Litigation ..............................................................................................................123140 10.8 Subsidiaries and Affiliates ...................................................................................123140 10.9 ERISA ..................................................................................................................124141 10.10 Accuracy of Information ......................................................................................124141 10.11 Regulation U ........................................................................................................124141 10.12 Material Agreements ............................................................................................124141 10.13 Compliance with Laws ........................................................................................124142 10.14 Ownership of Properties ......................................................................................125142 10.15 Plan Assets; Prohibited Transactions ...................................................................125142 10.16 Trademarks; Patents, Etc .....................................................................................125142 10.17 Burdensome Restrictions .....................................................................................125142 10.18 [Reserved] ............................................................................................................125142 10.19 Investment Company Act, Etc .............................................................................125142 10.20 Solvency ...............................................................................................................125142 10.21 Franchise Agreements; Material Business Relationships ....................................125142 10.22 Security Interests ..................................................................................................126143 10.23 Continuing Representations and Warranties ........................................................126143 10.24 Anti-Corruption Laws; Sanctions ........................................................................126143 10.25 Affected Financial Institution ..............................................................................126143 ARTICLE 11 FINANCIAL COVENANTS AND INFORMATION ...................................126143 11.1 Financial Covenants .............................................................................................127144 11.2 Financial Information...........................................................................................128145 ARTICLE 12 AFFIRMATIVE COVENANTS.....................................................................130147 12.1 Maintenance of Existence and Permits ................................................................130147 12.2 ERISA ..................................................................................................................131148 12.3 Inspection .............................................................................................................131148 12.4 Collateral Audits ..................................................................................................131148 12.5 Books and Records ..............................................................................................132148 12.6 Maintenance of Properties ...................................................................................132149 12.7 Taxes and Other Obligations ...............................................................................132149 12.8 Insurance ..............................................................................................................132149 12.9 Compliance with Laws; Performance Under Agreements ...................................133150 12.10 Agreements with Sellers ......................................................................................133150

TABLE OF CONTENTS (cont.) Page iv 14555989v114555989v8 12.11 Repurchase Agreements .......................................................................................133150 12.12 [Reserved] ............................................................................................................133150 12.13 Landlord’s Consents ............................................................................................133150 12.14 Notification ..........................................................................................................134150 12.15 Further Assurances...............................................................................................135152 12.16 Deposit Accounts .................................................................................................135152 12.17 Joinder of New Dealerships and Real Estate Subsidiaries...................................135152 12.18 Use of Proceeds ....................................................................................................136153 12.19 Anti-Money Laundering Compliance ..................................................................136153 12.20 Joinder of Additional Dual Subsidiary Lenders ...................................................137153 12.21 Financed Entities ..................................................................................................137154 12.22 Type of Business ..................................................................................................137154 ARTICLE 13 NEGATIVE COVENANTS ...........................................................................137154 13.1 Mergers, Etc .........................................................................................................137154 13.2 [Reserved] ............................................................................................................139156 13.3 Liens .....................................................................................................................139156 13.4 Restricted Payments .............................................................................................142159 13.5 Subordinated Debt ...............................................................................................142159 13.6 Loans and Investments .........................................................................................143160 13.7 Transactions with Affiliates .................................................................................145162 13.8 [Reserved] ............................................................................................................145162 13.9 Structure ...............................................................................................................145162 13.10 Indebtedness .........................................................................................................145162 13.11 Margin Stock; Speculation ...................................................................................147164 13.12 Restrictive Agreements ........................................................................................147164 13.13 Permitted Acquisitions .........................................................................................148165 13.14 Accounting Changes; Fiscal Year ........................................................................150167 13.15 Excluded Tax Credit Investment Subsidiaries .....................................................150167 13.16 Dual Subsidiaries .................................................................................................150167 13.17 Additional Credit Support Documentation ..........................................................151168 ARTICLE 14 DEFAULT AND REMEDIES ........................................................................151168 14.1 Events of Default .................................................................................................151168 14.2 Consequences of Default; Rights and Remedies .................................................154171 14.3 Application of Payments ......................................................................................155172 ARTICLE 15 HAZARDOUS SUBSTANCES .....................................................................156173 15.1 Representations and Warranties ...........................................................................156173 15.2 Activities ..............................................................................................................156173 15.3 Inspections ...........................................................................................................156173 15.4 Release and Indemnity .........................................................................................156173 15.5 Survival ................................................................................................................156174

TABLE OF CONTENTS (cont.) Page v 14555989v114555989v8 ARTICLE 16 THE AGENT ..................................................................................................157174 16.1 Appointment; Nature of Relationship ..................................................................157174 16.2 Powers ..................................................................................................................157174 16.3 General Immunity ................................................................................................157174 16.4 No Responsibility for Loans, Recitals, Etc ..........................................................157174 16.5 Action on Instructions of Lenders ........................................................................158175 16.6 Employment of the Agents and Counsel .............................................................158175 16.7 Reliance on Documents; Counsel ........................................................................158175 16.8 Reimbursement and Indemnification ...................................................................158175 16.9 Notice of Event of Default ...................................................................................159176 16.10 Rights as a Lender ................................................................................................159176 16.11 Lender Credit Decision, Legal Representation ....................................................159176 16.12 Successor Agent ...................................................................................................160177 16.13 Agent’s Fees.........................................................................................................160178 16.14 Delegation to Affiliates ........................................................................................161178 16.15 Execution of Collateral Documents .....................................................................161178 16.16 Collateral Releases ...............................................................................................161178 16.17 No Advisory or Fiduciary Responsibility ............................................................161178 16.18 Co-Documentation Agents, Syndication Agent, Arranger, etc............................161179 16.19 Certain ERISA Matters ........................................................................................162179 ARTICLE 17 MISCELLANEOUS .......................................................................................163180 17.1 Expenses; Indemnification ...................................................................................163180 17.2 Successors and Assigns ........................................................................................164181 17.3 Participations........................................................................................................164181 17.4 Assignments .........................................................................................................166183 17.5 Register ................................................................................................................167184 17.6 Dissemination of Information ..............................................................................167184 17.7 Ratable Payments .................................................................................................167184 17.8 Setoff ....................................................................................................................168185 17.9 Amendments and Waivers ...................................................................................168185 17.10 Waiver; Cumulative Remedies ............................................................................170187 17.11 Notices .................................................................................................................170187 17.12 Integration; Conflicting Terms ............................................................................171188 17.13 Governing Law ....................................................................................................171188 17.14 Consent To Jurisdiction .......................................................................................172189 17.15 Documents Satisfactory to the Agent and Required Lenders ..............................172189 17.16 Exhibits ................................................................................................................172189 17.17 Headings ..............................................................................................................172189 17.18 Nonliability of Lenders ........................................................................................172189 17.19 Survival of Representations .................................................................................173190 17.20 Governmental Regulation ....................................................................................173190 17.21 Counterparts .........................................................................................................173190 17.22 Severability ..........................................................................................................173190

TABLE OF CONTENTS (cont.) Page vi 14555989v114555989v8 17.23 Construction .........................................................................................................173190 17.24 USA Patriot Act Notification ...............................................................................173190 17.25 Nonreliance ..........................................................................................................174191 17.26 Confidentiality .....................................................................................................174191 17.27 Ford Letter Agreement .........................................................................................174191 17.28 Waiver of Jury Trial .............................................................................................174191 17.29 Disclosure ............................................................................................................175192 17.30 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ....175192 17.31 Amendment and Restatement ..............................................................................175192 17.32 Acknowledgement Regarding any Supported QFCs ...........................................176193 17.33 Electronic Execution of Assignments ..................................................................177194 17.34 Document Imaging; Telecopy and PDF Signatures; Electronic Signatures ........177194

vii 14555989v114555989v8 SCHEDULE 1 – COMMITMENTS SCHEDULE 2 – DUAL SUBSIDIARIES PRICING SCHEDULE DISCLOSURE SCHEDULE EXHIBIT A – COMPLIANCE CERTIFICATE EXHIBIT B-1 – USED VEHICLE BORROWING BASE CERTIFICATE EXHIBIT B-2 – SERVICE LOANER VEHICLE BORROWING BASE CERTIFICATE EXHIBIT C – REVOLVING LOAN BORROWING BASE CERTIFICATE EXHIBIT D – ASSIGNMENT AGREEMENT EXHIBIT E – PLEDGE AGREEMENT EXHIBIT F – SECURITY AGREEMENT EXHIBIT G – COMMERCIAL GUARANTY EXHIBIT H-1 – LOAN PARTY TERMINATION AGREEMENT EXHIBIT H-2 – SILO SUBSIDIARY TERMINATION AGREEMENT EXHIBIT I – BORROWER JOINDER AGREEMENT EXHIBIT J – GUARANTOR JOINDER AGREEMENT EXHIBIT K – EXISTING SUBSIDIARY JOINDER AGREEMENT EXHIBIT L – BORROWER TERMINATION AGREEMENT EXHIBIT M – ADDITIONAL LENDER AGREEMENT EXHIBIT N – INCREASING LENDER AGREEMENT EXHIBIT O – REALLOCATION REQUEST

14555989v114555989v8 FOURTH AMENDED AND RESTATED LOAN AGREEMENT This Fourth Amended and Restated Loan Agreement (“Agreement”) is entered into as of April 29, 2021, among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Agreement or which hereafter becomes a Borrower hereunder, each financial institution listed on the signature pages of this Agreement or which hereafter becomes a party hereto (each, a “Lender” and any two or more, “Lenders”); and U.S. Bank National Association (“U.S. Bank”), as the Agent for the Lenders. RECITALS A. The Company, certain of its Subsidiaries, the lenders from time to time parties thereto, and the Agent, are party to that certain Third Amended and Restated Loan Agreement dated as of December 9, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”), pursuant to which such lenders under the Existing Loan Agreement extended a revolving credit facility to the Company and certain of its Subsidiaries, such lenders extended a new vehicle floorplan line of credit to the New Vehicle Floorplan Borrowers, such lenders extended a used vehicle floorplan line of credit to the Company, and such lenders extended a service loaner vehicle floorplan line of credit to the Company. B. The Company and the other Borrowers have asked the Lenders and the Agent to further amend and restate the Existing Loan Agreement as set forth herein. In consideration of the mutual covenants and agreements set forth herein and for other valuable consideration, the parties hereto agree that the Existing Loan Agreement is amended and restated in its entirety as follows: ARTICLE 1 DEFINITIONS AND INTERPRETIVE PROVISIONS 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings: “Access Laws” means the Americans With Disabilities Act of 1990; the Fair Housing Amendments Act of 1988; all other federal, state and local laws or ordinances related to disabled access; and all statutes, rules, regulations, ordinances, orders of governmental bodies and regulatory agencies and orders and decrees of any court adopted, enacted or issued with respect thereto; all as now existing or hereafter amended or adopted. “Acquisition” has the meaning set forth in Section 13.13. “Acquisition Subsidiary” means any Subsidiary to be acquired in an Acquisition. “Additional Commitment Lender” has the meaning set forth in Section 6.18.4. “Additional Lender” has the meaning set forth in Section 6.12.2.

2 14555989v114555989v8 “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) the Term SOFR Base Rate for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Adjusted Daily Simple SOFR” means, for any day (a “SOFR Interest Day”), an interest rate per annum equal to the greater of (a) the sum of (i) SOFR for the day that is five (5) Business Days prior to (A) if such SOFR Interest Day is a Business Day, such SOFR Interest Day or (B) if such SOFR Interest Day is not a Business Day, the Business Day immediately preceding such SOFR Interest Day and (ii) the Simple SOFR Adjustment and (b) the Floor; provided that if SOFR is not published on such Business Day due to a holiday or other circumstance that the Agent deems in its sole discretion to be temporary, the applicable SOFR rate shall be the SOFR rate last published prior to such Business Day. Any change in Adjusted Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company. For purposes of determining any interest rate hereunder or under any Loan Document which is based on Adjusted Daily Simple SOFR, such interest rate shall change as and when Adjusted Daily Simple SOFR shall change. “Advance” means a VIN Transition Advance, New Vehicle FloorplanLoan Advance, Used Vehicle FloorplanLoan Advance, Service Loaner Vehicle FloorplanLoan Advance, or Revolving Loan Advance, or (unless otherwise expressly provided), a Swing Line Loan. “Advance Date” means, with respect to any Advance, the date such Advance was made. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning set forth in Section 6.15. “Affiliate” means with respect to any Person (a) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock or other ownership interests having ordinary voting power of such Person; (b) each Person that Controls, is Controlled by or is under common Control with such Person or any Affiliate of such Person; and (c) each of such Person’s executive officers, directors, joint venturers, members and general partners. “Agent” or “Administrative Agent” means U.S. Bank in its capacity as contractual representative of the Lenders pursuant to Article 16, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article 16. “Aggregate Commitment” means, at any time, the sum of the Aggregate New Vehicle Floorplan Commitment, plus the Aggregate Used Vehicle Floorplan Commitment, plus the Aggregate Service Loaner Vehicle Floorplan Commitment, plus the Aggregate Revolving Loan Commitment, as adjusted from time to time pursuant to the terms hereof, provided that, except as provided in Section 6.12, the Aggregate Commitment shall not be more than $6,500,000,000.

3 14555989v114555989v8 “Aggregate Lender Commitment” means, for any Lender, the sum of such Lender’s New Vehicle Floorplan Commitment, Used Vehicle Floorplan Commitment, Service Loaner Vehicle Floorplan Commitment, and Revolving Loan Commitment. “Aggregate New Vehicle Floorplan Commitment” means, at any time, the aggregate of the New Vehicle Floorplan Commitments of all Lenders at such time. “Aggregate Outstanding Credit Exposure” means, at any time, the aggregate of the Outstanding Credit Exposure of all Lenders at such time. “Aggregate Outstanding New Vehicle Floorplan Exposure” means, at any time, the aggregate of the Outstanding New Vehicle Floorplan Exposure of all Lenders at such time. “Aggregate Outstanding Revolving Loan Exposure” means, at any time, the aggregate of the Outstanding Revolving Loan Exposure of all Lenders at such time. “Aggregate Outstanding Service Loaner Vehicle Floorplan Exposure” means, at any time, the aggregate of the Outstanding Service Loaner Vehicle Floorplan Exposure of all Lenders at such time. “Aggregate Outstanding Used Vehicle Floorplan Exposure” means, at any time, the aggregate of the Outstanding Used Vehicle Floorplan Exposure of all Lenders at such time. “Aggregate Revolving Loan Commitment” means, at any time, the aggregate of the Revolving Loan Commitments of all Lenders at such time; provided that the Aggregate Revolving Loan Commitment shall not at any time be more than 50% of the amount of the Aggregate Commitment at such time. “Aggregate Service Loaner Vehicle Floorplan Commitment” means, at any time, the aggregate of the Service Loaner Vehicle Floorplan Commitments of all Lenders at such time; provided that prior to the VIN Transition Date, the Aggregate Service Loaner Vehicle Floorplan Commitment shall not at any time be more than 3.0% of the amount of the Aggregate Commitment at such time. “Aggregate Used Vehicle Floorplan Commitment” means, at any time, the aggregate of the Used Vehicle Floorplan Commitments of all Lenders at such time. “Agreement” has the meaning set forth in the introductory paragraph. “Alternate Base Rate” means, for any day, a rate of interest per annum equal to the highest of (a) the Prime Rate for such day, (b) the sum of the Federal Funds Effective Rate for such day plus .50% per annum and (c) Adjusted Daily Simple SOFR in effect for such day plus 1.50%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate, or the Adjusted Daily Simple SOFR shall be effective from the effective date of such change. If the Alternate Base Rate is being used when Daily Simple SOFR Loans are unavailable pursuant to Section 7.3, then the Alternate Base Rate shall be the highest of clauses (a) and (b), without reference to clause (c) above. In no event shall the Alternate Base Rate be less than zero.

4 14555989v114555989v8 “Alternate Base Rate Margin (New Vehicle)” has the meaning set forth in the Pricing Schedule. “Alternate Base Rate Margin (Revolving)” has the meaning set forth in the Pricing Schedule. “Alternate Base Rate Margin (Service Loaner Vehicle)” has the meaning set forth in the Pricing Schedule. “Alternate Base Rate Margin (Used Vehicle)” has the meaning set forth in the Pricing Schedule. “Anniversary Date” means each anniversary of the ClosingSeventh Amendment Effective Date. “Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, and any other anti-corruption law applicable to any BorrowerLoan Party and its Subsidiaries. “Applicable Law” means all applicable provisions and requirements of (a) all constitutions, statutes, ordinances, rules, regulations, standards, orders, and directives of any Governmental Bodies, (b) Governmental Approvals, and (c) orders, decisions, decrees, judgments, injunctions, and writs of all courts and arbitrators, whether such Applicable Laws presently exist, or are modified, promulgated, or implemented after the date hereof. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means either individually or collectively, as the context may require, U.S. Bank National Association, J.P. Morgan Securities LLC, Toyota Motor Credit Corporation, Mercedes-Benz Financial Services USA LLC,, Bank of America, N.A, American Honda Finance Corporation, and Wells Fargo Bank, National Association. “Assignee” has the meaning set forth in Section 17.4.1. “Assignment Agreement” means an agreement substantially in the form attached as Exhibit D. “Attorney Costs” means and includes all reasonable fees and disbursements of any law firm or retained counsel and of any in-house or internal counsel whether or not litigation or arbitration is commenced, and if litigation or arbitration is commenced shall include fees and disbursements incurred at trial, in any appellate proceeding, bankruptcy proceeding (including efforts to modify or vacate any automatic stay or injunction) or receivership, and post-judgment attorney fees incurred in enforcing any judgment. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for

5 14555989v114555989v8 such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Benchmark” means, initially, Adjusted Daily Simple SOFR, Adjusted Term SOFR or the Term SOFR Alternative Rate, as applicable; provided that if a replacement of the Benchmark has occurred pursuant to Section 7.3(b), then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 7.3(b). “Benchmark Replacement” means, for any Available Tenor, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities.

6 14555989v114555989v8 “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Advance” and “SOFR Loans,” the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); and (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all

7 14555989v114555989v8 Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by any of the entities referenced in clause (2) above announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 7.3, and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 7.3. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.”

8 14555989v114555989v8 “Borrower” means a New Vehicle Floorplan Borrower, thea Used Vehicle Floorplan Borrower, thea Service Loaner Vehicle Floorplan Borrower or the Revolving Loan Borrower and “Borrowers” means any two or more of them. “Borrower Joinder Agreement” means an agreement substantially in the form attached hereto as Exhibit I. “Borrower Termination Agreement” means an agreement substantially in the form attached hereto as Exhibit L. “Business Day” means any day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system; provided that when used in connection with a SOFR Loan, the component of the Alternate Base Rate based upon SOFR or any other calculation or determination involving SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day. “Canadian Dealership” means a Dealership whose primary business is the retail sales or retail sale and lease of new and/or used automobiles, trucks and/or motorcycles in Canada. “Canadian Subsidiary” means any Subsidiary of the Company organized under the laws of Canada or any province in Canada. “Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP. “Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP. “Captive Insurance Subsidiary” means any Subsidiary that is operated primarily for the purpose of (a) insuring the business, operations, properties and/or employees of the Company and its Subsidiaries and/or (b) providing to customers products or services commonly known as finance and insurance (F&I) products and services, including providing aftermarket products and services, such as extended service contracts, guaranteed asset protection (GAP) insurance, prepaid maintenance, credit life and disability insurance, vehicle protection, key replacement, theft protection and similar products or services. “Cash Collateralize” means to deposit in the LC Collateral Account or to pledge and deposit with or deliver to the Agent, for the benefit of one or more of the LC Issuer or Lenders, as collateral for the LC Obligations or obligations of Lenders to fund participations in respect of LC Obligations, cash or deposit account balances or, if the Agent and the LC Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Agent and the LC Issuer. “Cash Collateral” has a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

9 14555989v114555989v8 “Cash Equivalent Investments” means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody’s, (iii) demand deposit accounts maintained in the ordinary course of business, and (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $500,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest, (v) shares of money market mutual funds that are rated at least “AAAm” or “AAAG” by S&P or “P-1” or better by Moody’s, and (vi) other cash equivalent investments approved in writing by the Agent. “Cash Management Services” means any banking services that are provided to the Company or any Subsidiary by the Agent or any other Lender or any Affiliate of any of the foregoing (at the time such banking service is entered into), including, without limitation: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) stored value cards, (f) freight payable transactions, (g) automated clearing house or wire transfer services, or (h) treasury management, including controlled disbursement, consolidated account, lockbox, overdraft, return items, sweep and interstate depository network services. “Change in Control” means: (i) the acquisition by any Person, or two or more Persons acting in concert, in either case other than Lithia Holding Company, L.L.C. and the Principal, of beneficial ownership (within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of the Company on a fully diluted basis; (ii) within any twelve-month period, occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (x) nominated by the board of directors of the Company nor (y) appointed or approved by directors so nominated; (iii) the Company consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding capital stock of the Company is reclassified or changed into or exchanged for (A) cash or Cash Equivalent Investments or (B) securities, and the holders of the capital stock in the Company immediately prior to such transaction do not, as a result of such transaction, own, directly or indirectly, more than 51% of the combined voting power of the Company’s capital stock or the capital stock of its successor entity in such transaction or (iv) a “change of control” or “change of ownership” (or any term substantially equivalent to any of the foregoing phrases in this clause (iv)) occurs, in each case, as such term or phrase is defined in any indenture evidencing or relating to any debt securities of the Company or any Subsidiary thereof (other than (x) a Foreign Subsidiary that is not a Financed Entity or (y) an Excluded Subsidiary) issued in a transaction registered with the SEC or issued to qualified institutional buyers for resale pursuant to Rule 144A of the Securities Act. “Change in Law” has the meaning set forth in Section 7.1. “Claims” has the meaning set forth in Section 5.12.

10 14555989v114555989v8 “Closing Date” means April 29, 2021, the date on which all conditions precedent in Section 9.1 are satisfied. “Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time or any successor federal income tax statute or code and the regulations and published interpretations promulgated thereunder. “Collateral” has the meaning set forth in Section 8.1.1. “Collateral Documents” means and includes the Security Agreement, the Pledge Agreement, and all deeds of trust, assignments, mortgages, security agreements, bank account control agreements, and other documents executed or delivered to the Agent by any Person at any time to evidence and/or perfect security interests in the Collateral. “Commitment” means, as to any Lender, such Lender’s Revolving Loan Commitment, New Vehicle Floorplan Commitment, Used Vehicle Floorplan Commitment, Service Loaner Vehicle Floorplan Commitment, Letter of Credit Commitment, Revolving Swing Line Commitment, New Vehicle Swing Line Commitment, Used Vehicle Swing Line Commitment, or Service Loaner Vehicle Floorplan Swing Line Commitment. “Commitment Fee” means a New Vehicle Floorplan Commitment Fee, Revolving Loan Commitment Fee, Service Loaner Vehicle Floorplan Commitment Fee or Used Vehicle Floorplan Commitment Fee. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute. “Company” means Lithia Motors, Inc., an Oregon corporation. “Company Guaranty” means the guaranty by the Company of the Permitted Additional Obligations, in a form agreed to by the Company and the Agent. “Compliance Certificate” means a certificate substantially in the form attached as Exhibit A, or in such other form as is acceptable to the Agent. “Consolidated Total Assets” measured at any time means the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or the like caption) on the consolidated balance sheet of the Company and its Subsidiaries as of the end of the fiscal quarter most recently ended for which the Company has provided to the Agent and each Lender the financial statements required by Section 11.2.1 or 11.2.2 of this Agreement. “Contingent Obligation” means any guarantee of Indebtedness of any other Person or any agreement to maintain the net worth, working capital or other financial condition of any other Person in respect of such other Person’s Indebtedness, whether direct, indirect or contingent, including, without limitation, any purchase or repurchase agreement, comfort letter, or keep-well, take-or-pay, through-put or other arrangement of whatever nature having the effect of assuring or holding harmless any Person against loss with respect to any Indebtedness of such other Person; provided, however, that the term “Contingent Obligation” shall not include

11 14555989v114555989v8 endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined in good faith by the Person subject to such obligation. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and “Controlled by” shall have the concomitant meaning. For purposes of determining whether a Minority Dealer is a Minority Dealer Affiliate or a Minority Dealer Subsidiary, “Control” shall be established when (i) a Loan Party is the manager of the Minority Dealer or (ii) the manager of the Minority Dealer has delegated to a Loan Party all or a substantial portion of such manager’s power and authority under the Minority Dealer’s operating agreement, bylaws, limited liability company agreement or other applicable organizational documents, and, in the case of clause (i) or (ii), such Minority Dealer is reflected in the audited, consolidated financial statements of the Company. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Extension” means the making of an Advance or the issuance of a Letter of Credit hereunder. “Daily Simple SOFR” means, for any day (a “SOFR Interest Day”), an interest rate per annum equal to the greater of (a) SOFR for the day that is five (5) Business Days prior to (A) if such SOFR Interest Day is a Business Day, such SOFR Interest Day or (B) if such SOFR Interest Day is not a Business Day, the Business Day immediately preceding such SOFR Interest Day and (b) the Floor; provided that if SOFR is not published on such Business Day due to a holiday or other circumstance that the Agent deems in its sole discretion to be temporary, the applicable SOFR rate shall be the SOFR rate last published prior to such Business Day. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company. For purposes of determining any interest rate hereunder or under any Loan Document which is based on Daily Simple SOFR, such interest rate shall change as and when Daily Simple SOFR shall change. “Daily Simple SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Daily Simple SOFR (other than pursuant to the Adjusted Daily Simple SOFR component of the definition of “Alternate Base Rate”). “DFC” means Driveway Finance Corporation, an Oregon corporation. “DFC Indebtedness” has the meaning set forth in Section 13.10(r). “DFC Subsidiary” means any of (a) DFC and (b) each Subsidiary of DFC.

12 14555989v114555989v8 “Dealership” means a Subsidiary of the Company whose primary business is the retail sale or retail sale and lease of new and/or used automobiles, trucks and/or motorcycles, other than Excluded Vehicles, in the United States of America or in Canada. “Dealership Loan Limit” has the meaning set forth in Section 2.3.1(b).means the Floorplan Borrower specific limit for New Vehicle Loans, Used Vehicle Loans or Service Loaner Vehicle Loans made to finance Vehicles owned by a Floorplan Borrower which is agreed to between Agent and the Company from time to time or, if applicable, any manufacturer, distributor, dealership location or other sublimit set forth within such limit (“Dealership Sublimit”). “Dealership Sublimit” has the meaning set forth in Section 2.3.1(b)the definition of Dealership Loan Limit. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Deemed Sale” has the meaningmeanings set forth in SectionSections 2.3.3(c), 3.5.4(c) and 3.5.6(c), as the context may require. “Default” means any Event of Default or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default. “Defaulting Lender” means, subject to 6.14.2, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days after the date such Loans were required to be funded hereunder unless such Lender notifies the Agent and Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or waived, or (ii) pay to the Agent, the LC Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days after the date when due, (b) has notified any Borrower, the Agent, the LC Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Agent or the Company, to confirm in writing to the Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged

13 14555989v114555989v8 with reorganization or liquidation of its business or assets (other than an Undisclosed Administration), including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 6.14.2) upon delivery of written notice of such determination to the Company, the LC Issuer, the Swing Line Lender and each Lender. “Default Rate” has the meaning set forth in Section 6.1.2. “Demo” means any New Vehicle (except that any mileage limitations included in the definition for a particular type of Vehicle shall not be applicable to Demos) that is used by a Dealership as a demonstration unit. “Disclosure Schedule” means the Disclosure Schedule attached hereto. “Dollar” or “$” means lawful money of the United States of America. “Dual Subsidiary” means a Subsidiary which has entered into separate floorplan financing arrangements with at least one Dual Subsidiary Lender. The Dual Subsidiaries as of the ClosingSeventh Amendment Effective Date are set forth on Schedule 2Annex B to the Seventh Amendment. The Company may designate Subsidiaries as Dual Subsidiaries from time to time in accordance with Sections 6.19 and 13.16. “Dual Subsidiary Financing Commencement Date” means, with respect to any Dual Subsidiary, the date that such Dual Subsidiary begins to finance new Vehicles of any Removed Franchise, used and/or service loaner Vehicles through Permitted Dual Subsidiary Indebtedness as permitted by Sections 6.19 and 13.16. “Dual Subsidiary Lender” has the meaning set forth in the definition of “Permitted Dual Subsidiary Indebtedness”. “EBITDAR” has the meaning set forth in Section 11.1.2. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

14 14555989v114555989v8 “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Account” means amounts owed by a customer to a Dealership for parts or accessories sold to such customer or for services performed for such customer, in which the Agent has a perfected first priority security interest, which is due and payable in full not more than ninety (90) days after date of sale or invoice, and which is not more than sixty (60) days past due. “Eligible Assignee” means (a) a Lender; (b) an Approved Fund; (c) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $3,000,000,000, calculated in accordance with the accounting principles prescribed by the regulatory authority applicable to such bank in its jurisdiction of organization; (d) a commercial bank organized under the laws of any other country that is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of $3,000,000,000, calculated in accordance with the accounting principles prescribed by the regulatory authority applicable to such bank in its jurisdiction of organization, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (d); or (e) the central bank of any country that is a member of the OECD; provided, however, that (i) neither thea Borrower nor an Affiliate of thea Borrower shall qualify as an Eligible Assignee, (ii) no natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) shall be an Eligible Assignee and (iii) no Defaulting Lender shall be an Eligible Assignee. “Eligible New Vehicle” means a New Vehicle owned by a New Vehicle Floorplan DealershipBorrower which is an Eligible Vehicle and in which the Agent has a perfected first priority security interest. “Eligible Real Property” means Real Property owned by any Real Estate Subsidiary or Dealership and which satisfies all requirements set forth in Section 9.4. “Eligible Receivables” means amounts owing to the Company or a Subsidiary in which the Agent has a perfected first priority security interest, which are (a) Eligible Accounts; (b) commissions owed to the Dealerships by financial institutions or finance companies which are not Affiliates of any Loan Party in connection with the purchase by such institutions of retail installment contracts and leases arising from the sale or lease of New Vehicles and Used Vehicles (finance receivables), which have not remained unpaid for more than ninety (90) days, or (c) amounts owed to the Company or a Dealership by a manufacturer of Vehicles as incentive payments, rebates, factory credits and the like, but excludingOEM Incentives (but excluding (x) any such OEM Incentives which are transferred or to be transferred with a Fleet Vehicle to the customer under a Fleet Sales Contract and (y) factory holdbacks (factory receivables)), which have not remained unpaid for more than ninety (90) days, subject to the exclusion by the Agent

15 14555989v114555989v8 of such amounts which are owed to the Company or a Dealership by a manufactureran OEM which has commenced or had commenced against it, any proceeding under any present or future bankruptcy law. “Eligible Service Loaner Vehicle” means a Service Loaner Vehicle which: (a) is owned by a Dealership (other than a Silo Subsidiary), (b) is free of any Liens other than in favor of the Agent, except as otherwise agreed by the Agent in writing and (c) as of any date of determination, was not included in the Service Loaner Vehicle Borrowing Base on any date more than fifteen (15) months prior to such date of determination. “Eligible Used Vehicle” means a Used Vehicle with a model year not to exceed ten (10) years old unless otherwise agreed to by the Agent in its sole discretion. “Eligible Vehicle” means an automobile, truck or motorcycle that is not an Excluded Vehicle and satisfies the following requirements: (a) The vehicle is owned by a Dealership, subject to a perfected security interest in favor of the Agent, and free of any title defects, liens, security interests, leases, bailments, consignments or other interests of any Person other than Agent, except as agreed by the Agent in writing. (b) Unless the vehicle is a Demo, or is in transit from the seller, it is located at locations which the Dealerships disclosed to the Agent and which are acceptable to the Agent. If the vehicle is in transit from a seller, then upon receipt by a Dealership it will be located at one of such locations. (c) The vehicle is held for sale or lease in the ordinary course of a Dealership’s business. (d) The vehicle is undamaged and of good and merchantable quality. (e) The vehicle is otherwise acceptable to the Agent. “Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (a) Hazardous Substances, (b) the protection of the environment, (c) personal injury or property damage relating to the release or discharge of Hazardous Materials, (d) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (e) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof, all as now existing or hereafter amended or adopted. “Environmental Reports” has the meaning set forth in Section 9.4.3. “Equity Interest Repurchase Threshold” has the meaning set forth in Section 13.4(z)(ii).

16 14555989v114555989v8 “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means, as applied to a Loan Party, any trade or business (whether or not incorporated) that, together with such Loan Party, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30- day notice period is waived); (b) the failure with respect to any Plan to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (e) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of any Loan Party or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition upon any Loan Party or any of its ERISA Affiliates of withdrawal liability under Section 4201 of ERISA or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA. “Erroneous Payment” has the meaning set forth in Section 6.20(a). “E-SIGN” means the Federal Electronic Signatures in Global and National Commerce Act, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time. “EU” means the European Union. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means the occurrence of any event described in Section 14.1. “Excluded Items” has the meaning set forth in Section 11.1.2.

17 14555989v114555989v8 “Excluded Property” means any of (a) any Equity Interests in any Dealership, any Foreign Subsidiary (except any Canadian Subsidiary that is a Financed Entity) and, to the extent prohibited by any manufacturer of Vehicles, any Subsidiary of the Company that is the holder of five percent (5%) or more of the Equity Interests in any Dealership; (b) any real estate or interest in real estate, including a lease or rents thereunder, and any improvements and fixtures, unless any of the foregoing constitute Eligible Real Property; (c) any voting stock of any direct Subsidiary of any Loan Party that is a controlled foreign corporation (as defined in Section 957 of the Internal Revenue Code (a “CFC”)) in excess of 65% of the total combined voting power of all classes of stock of such CFC that are entitled to vote (within the meaning of Section 1.956- 2(c)(2) of the Treasury Regulations), to the extent the pledge of a greater percentage would reasonably be expected to result in material adverse tax consequences to any Borrower, as reasonably determined in good faith by the Borrowers; (d) any lease, license or other agreement or contract or any property subject to a purchase money security interest, Lien securing a Capitalized Lease Obligation or similar arrangement, in each case permitted to be incurred under this Agreement, to the extent that a grant of a security interest therein would require a consent not obtained or violate or invalidate such lease, license, agreement or contract or purchase money arrangement, Capitalized Lease Obligation or similar arrangement or create a right of termination in favor of any other party thereto (other than the Company or an Affiliate of the Company), in each case after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code (“UCC”) and other Applicable Law and other than proceeds and receivables thereof; (e) any United States intent-to-use Trademark applications to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications; (f) any asset or property to the extent that the grant of a security interest is prohibited by Applicable Law or requires a consent not obtained of any Governmental Authority pursuant to such applicable law, rule or regulation, in each case after giving effect to the applicable anti-assignment provisions of the UCC and other Applicable Law and other than proceeds and receivables thereof; and (g) with respect to any Dual Subsidiary, any Vehicles or related assets that such Dual Subsidiary acquires with Permitted Dual Subsidiary Indebtedness and related assets (including proceeds) with respect to which the Agent has expressly agreed, in an Intercreditor Agreement, are not Collateral under the Loan Documents; provided, however, that “Excluded Property” shall not include any proceeds, products, substitutions or replacements of any Excluded Property (unless such proceeds, products, substitutions or replacements would constitute Excluded Property). “Excluded Subsidiary” means any of (a) each Excluded Tax Credit Investment Subsidiary; (b) each DFC Subsidiary; and (c) each Captive Insurance Subsidiary. “Excluded Swap Obligation” means, any Swap Obligation with respect to a Lender- Provided Swap if, and only to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises

18 14555989v114555989v8 under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal. “Excluded Tax Credit Investment Subsidiary” means any of (a) LCDC and (b) any present or future Subsidiary of the Company that is formed for the sole purpose of making Investments permitted under Section 13.6(p). “Excluded Taxes” means, in the case of each Lender or applicable Lending Installation, the LC Issuer, and the Agent, (a) Taxes imposed on its overall net income, franchise Taxes, or branch profits Taxes, in each case, (i) imposed on it, by the respective jurisdiction under the laws of which such Lender, the LC Issuer or the Agent is incorporated or is organized or in which its principal executive office is located or, in the case of a Lender, in which such Lender’s applicable Lending Installation is located, or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding tax that is imposed on amounts payable to such Lender pursuant to the laws in effect at the time such Lender becomes a party to this Agreement or designates a new Lending Installation, except in each case to the extent that, pursuant to Section 7.4.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Installation, (c) Taxes attributable to a Lender’s, the LC Issuer’s or the Agent’s failure to comply with Section 7.4.6, and (d) any U.S. federal withholding taxes imposed by FATCA. “Excluded Vehicle” means, collectively: (a) any recreational vehicle, motor home, bus, tow or recovery vehicle, all-terrain vehicle, snowmobile, water craft, scooter or moped, (b) any vehicle designed for use primarily in construction, agricultural or farming operations and (c) any vehicle with a gross vehicle weight rating above 16,000 pounds. “Existing Letters of Credit” has the meaning set forth in Section 5.2. “Existing Loan Agreement” has the meaning set forth in Recital A. “Existing Subsidiary Joinder Agreement” means an agreement substantially in the form attached hereto as Exhibit K. “Extending Lender” has the meaning set forth in Section 6.18.5. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. “Federal Funds Effective Rate” means, for any day, the greater of (a) zero and (b) the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal

19 14555989v114555989v8 Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Pacific time) on such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent in its sole discretion. “Fifth Amendment” means that certain Fifth Amendment to Fourth Amended and Restated Loan Agreement dated as of the Fifth Amendment Effective Date, by and among the Company, the other Loan Parties party thereto, the Lenders party thereto and the Agent. “Fifth Amendment Effective Date” means February 23, 2024. “Financed Entity” means, at any time, a Person that owns any assets that (a) prior to the VIN Transition Date, are included in any of the Revolving Loan Borrowing Base, the Service Loaner Vehicle Borrowing Base or the Used Vehicle Borrowing Base at such time and (b) on and after the occurrence of the VIN Transition Date, are included in the Revolving Loan Borrowing Base. “Fiscal Year” means the fiscal year of the Company and its Subsidiaries, the last day of which is December 31. “Fixed Charge Coverage Ratio” has the meaning set forth in Section 11.1.2. “Fleet Sale Contract” means an agreement or series of agreements by a Dealership to sell more than five New Vehicles to a purchaser if at any time there will be more than five Vehicles for which such Dealership has not been paid in full, and shall include all documents evidencing such sale, including the contract or contracts between such Dealership and the purchaser, delivery agreements and purchase orders. “Fleet Vehicle” means a New Vehicle that is to be sold by a Dealership pursuant to a Fleet Sale Contract. “Floor” means a rate of interest equal to 0%. “Floorplan Borrower” means a New Vehicle Floorplan Borrower, a Used Vehicle Floorplan Borrower or a Service Loaner Vehicle Floorplan Borrower. “Floorplan Loan” means a New Vehicle Loan, a Used Vehicle Loan or a Service Loaner Vehicle Loan. “FLSA” means the Fair Labor Standards Act of 1938, as amended from time to time, and the regulations promulgated thereunder. “Foreign Dealership” means a Dealership whose primary business is the retail sale or retail sale and lease of new and/or used automobiles, trucks and/or motorcycles outside of the United States.

20 14555989v114555989v8 “Foreign Receivables or Securitization Assets” means (a) any accounts receivable, mortgage receivables, loan receivables, equipment, royalty, franchise fee, license fee, patent or other revenue streams and other rights to payment or related assets and the proceeds thereof and any securities backed by such assets and (b) all collateral securing such receivable or assets, all contracts and contract rights, guarantees or other obligations in respect of such receivable or asset, lockbox accounts and records with respect to such account or asset and any other asset customarily transferred (or in respect of which security interests are customarily granted) together with accounts or assets in connection with a securitization or receivable sale transaction. “Foreign Receivables or Securitization Transaction” means one or more transactions pursuant to which (i) Foreign Receivables or Securitization Assets or interests therein are sold or transferred to or financed by one or more Special Purpose Securitization Subsidiaries, and (ii) such Special Purpose Securitization Subsidiaries finance (or refinance) their acquisition of such Foreign Receivables or Securitization Assets or interests therein, or the financing thereof, by selling or borrowing against Foreign Receivables or Securitization Assets (including conduit and warehouse financings) and any hedging agreements entered into in connection with such Foreign Receivables or Securitization Assets; provided, that recourse to the Company or any Subsidiary (other than the Special Purpose Securitization Subsidiaries) in connection with such transactions shall be limited to the extent customary (as determined by the Company in good faith) for similar transactions in the applicable jurisdictions (including, to the extent applicable, in a manner consistent with the delivery of a “true sale”/“absolute transfer” opinion with respect to any transfer by the Company or any Subsidiary (other than a Special Purpose Securitization Subsidiary)). “Foreign Subsidiary” means any Subsidiary of the Company organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof. “Foreign Subsidiary Indebtedness” has the meaning set forth in Section 13.10(p). “Former Lender” has the meaning set forth in Section 9.3.1. “Former Lender Loan” means a loan made by a Former Lender to finance a New Vehicle Floorplan Dealership’s NewBorrower’s Vehicles. “Franchise Agreement” has the meaning set forth in Section 10.21. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the LC Issuer, such Defaulting Lender’s ratable share of the LC Obligations with respect to Letters of Credit issued by the LC Issuer other than LC Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s ratable share of outstanding Swing Line Loans made by the Swing Line Lender other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

21 14555989v114555989v8 “Funded Debt” means (i) Indebtedness of the type described in clauses (a), (b), (c) and (f) of the definition of Indebtedness, and (ii) all Contingent Obligations in respect of Indebtedness of the type described in clauses (a), (b), (c), and (f) of the definition of Indebtedness; provided, however, that Funded Debt shall not include unsecured trade accounts payable incurred in the ordinary course of business. “GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) which are applicable to the circumstances as of the date of application. “Governmental Approval” means any authorization, order, consent, adjudication, approval, certificate of compliance, license, permit, validation, or exemption from, contract with, registration or filing with, or report or notice to, any Governmental Body required or permitted by Applicable Law. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervisory Practices or any successor or similar authority to any of the foregoing). “Governmental Body” means (a) any foreign or domestic federal, state or local government or municipality or political subdivision of any government or municipality, (b) any assessment, improvement, community facilities or other special taxing district, (c) any governmental or quasi-governmental body, authority, board, bureau, commission, corporation, department, instrumentality or public body, (d) any court, administrative tribunal, arbitrator, public utility or regulatory body, or (e) any central bank or comparable authority. “Guarantor” means each Subsidiary which at any time executes a Guaranty in accordance with the terms of this Agreement; provided that a Subsidiary shall cease to be a Guarantor from and after the time (if ever) the Loan Documents permit the release of such Guaranty and such Subsidiary and the Agent execute and deliver a Loan Party Termination Agreement. “Guarantor Joinder Agreement” means an agreement substantially in the form attached hereto as Exhibit J. “Guarantor Obligations” means (a) with respect to each Guarantor, the Used Vehicle Floorplan Obligations, Service Loaner Vehicle Floorplan Obligations, Revolving Loan

22 14555989v114555989v8 Obligations and Permitted Additional Obligations; provided that the Guarantor Obligations shall exclude all Excluded Swap Obligations and (b) with respect to the Company, its obligations under the Company Guaranty. “Guaranty” means the Company Guaranty and each guaranty of the Revolving Loan Obligations, Service Loaner Vehicle Floorplan Obligations, Used Vehicle Floorplan Obligations and Permitted Additional Obligations, heretofore, contemporaneously herewith or hereafter executed by any Person, substantially in the form attached hereto as Exhibit G. “Hazardous Substance” means (a) any substance or material now or hereafter defined or designated as a hazardous, toxic or radioactive material, waste or substance, or as a pollutant or contaminant (or designated by any other similar term), by any Environmental Law now or hereafter in effect; (b) asbestos and any substance or compound containing asbestos; (c) petroleum, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas) and ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources; (d) urea formaldehyde foam insulation; (e) polychlorinated biphenyls (PCBs); (f) radon; and (g) any other chemical, material, or substance, exposure to which (because of its quantity, concentration, or physical or chemical characteristics) is limited or regulated for health and safety reasons by any Governmental Authority, or which poses a significant present or potential hazard to human health and safety or to the environment if released into the workplace or the environment. “Highest Lawful Rate” means, on any day, the maximum non-usurious rate of interest permitted for that day by applicable federal or state law, stated as a rate per annum. “Increasing Lender” has the meaning set forth in Section 6.12.2. “Incremental Increase” has the meaning set forth in Section 6.12.1. “Incremental Reallocation” has the meaning set forth in Section 6.12.4 “Indebtedness” means, without duplication, with respect to any Person, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all obligations evidenced by bonds, notes, debentures, convertible debentures or other similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default, acceleration, or termination are limited to repossession or sale of such property), (d) all obligations under letters of credit, bankers’ and trade acceptances, surety bonds and similar instruments, (e) all obligations under Swaps, (f) all Capitalized Lease Obligations and all obligations as lessee under Synthetic Leases, (g) all indebtedness that is required in accordance with GAAP to be included as a liability on such Person’s balance sheet, (h) all Contingent Obligations, (i) all Indebtedness referred to in clause (a), (b), (c), (d), (e), (f), (g), and (h) above secured by any lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed

23 14555989v114555989v8 or become liable for the payment of such Indebtedness, and (j) if any Event of Default described in Section 14.1.12 has occurred, the liability, if any, related thereto. For purposes of this definition, the Indebtedness of any Person shall include the indebtedness of any partnership in which such Person is a general partner, unless such Indebtedness is expressly made non-recourse to such Person. In respect of Indebtedness described in clause (i) of the foregoing definition, the amount of such Indebtedness as of any date of determination will be the lesser of (x) the fair market value of the subject property as of such date and (y) the amount of such Indebtedness as of such date. “Indemnified Persons” has the meaning set forth in Section 5.12. “Indemnified Taxes” means Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, other than Excluded Taxes and Other Taxes. “Initial Condition” has the meaning set forth in Section 9.1. “Intercreditor Agreement” means an intercreditor agreement to be entered into by and among the Agent and the Required Intercreditor Counterparties, which shall be in form and substance satisfactory to the Agent. “Interest Period” means, with respect to a Term SOFR Loan, a period of three or six months (in each case, subject to the availability thereof) commencing on a Business Day selected by the applicable Borrower pursuant to this Agreement and ending on the day that corresponds numerically to such date three or six months thereafter; provided that (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such succeeding Business Day falls in a new calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; (c) no Interest Period shall extend beyond the Termination Date; and (d) no tenor that has been removed from this definition pursuant to Section 7.3(b)(iv) may be available for selection by the Company. “Investments” has the meaning set forth in Section 13.6. “Landlord’s Consent” has the meaning set forth in Section 12.13. “LC Agreement” has the meaning set forth in Section 5.3. “LC Application” has the meaning set forth in Section 5.3.

24 14555989v114555989v8 “LC Collateral Account” has the meaning set forth in Section 5.11. “LCDC” means Lithia Community Development Company, Inc., an Oregon corporation. “LC Fee” has the meaning set forth in Section 5.10.1. “LC Fee Percentage” has the meaning set forth in the Pricing Schedule. “LC Issuer” means U.S. Bank (or any subsidiary or affiliate of U.S. Bank designated by U.S. Bank) in its capacity as issuer of Letters of Credit hereunder. “LC Obligations” means, as of any date of determination, the sum, without duplication, of (a) the aggregate undrawn stated amount under Letters of Credit outstanding at such time, plus (b) the aggregate unpaid amount at such time of all Reimbursement Obligations. “LCA Test Date” has the meaning set forth in Section 1.5. “Lender” has the meaning set forth in the introductory paragraph and includes, as the context requires, the LC Issuer and Swing Line Lender. “Lender Party” has the meaning set forth in Section 6.20(a). “Lender-Provided Swap” means a Swap which is provided to the Company or any Subsidiary by the Agent, the LC Issuer, any other Lender or any Affiliate thereof (at the time such Swap is entered into). “Lending Installation” means, with respect to a Lender or the Agent, the office, branch, subsidiary or affiliate of such Lender or the Agent listed on the signature pages hereof (in the case of the Agent) or on its Questionnaire (in the case of a Lender) or otherwise selected by such Lender or the Agent pursuant to Section 6.3.2. “Letter of Credit” means any of the Existing Letters of Credit and any letter of credit issued pursuant to Article 5. “Letter of Credit Commitment” (which is a sublimit of the Revolving Loan Commitment) means an amount equal to $75,000,000. “Leverage Ratio” has the meaning set forth in Section 11.1.3. “Lien” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the interest of a lessor under a Capital Lease or Synthetic Lease and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence of any of the foregoing).

25 14555989v114555989v8 “Limited Condition Acquisition” means any Acquisition that is not conditioned on the availability of, or on obtaining, third-party financing. “Loan” or “Loans” means any one or more of the New Vehicle Floorplan Loans, Used Vehicle Floorplan Loans, Service Loaner Vehicle Floorplan Loans, Revolving Loans and Swing Line Loans. “Loan Documents” means this Agreement, the LC Agreements, the Letters of Credit, the LC Applications, the Collateral Documents, each Intercreditor Agreement, the promissory notes evidencing the Obligations, the Guaranties, and all other documents and instruments attached hereto, referred to herein, heretofore or contemporaneously herewith or hereafter executed or delivered to the Agent and the Lenders by any Loan Party in connection with the Obligations. “Loan Party” means any Borrower or Guarantor. “Loan Party Termination Agreement” means with respect to any Loan Party (other than a Silo Subsidiary) that shall cease to be a Borrower or a Guarantor hereunder, an agreement substantially in the form attached as Exhibit H-1. “Loan Year” means each 12 - month period commencing on (and including) the ClosingSeventh Amendment Effective Date (or an Anniversary Date) and ending on (but excluding) the next succeeding Anniversary Date. “Material Adverse Effect” means a (a) material adverse change in or material adverse effect upon the business, management, properties, condition (financial or otherwise), assets or operations of the Company and its Subsidiaries taken as a whole; or (b) a material adverse effect upon or material impairment in (i) the attachment, perfection, or priority of the security interests of the Agent and the Lenders in the Collateral or in the value of any material part of the Collateral; (ii) the ability of the Company and its Subsidiaries taken as a whole to perform their obligations under this Agreement or any other Loan Document; or (iii) the legality, validity, binding effect or enforceability of or the rights and remedies available to the Agent and the Lenders under this Agreement or any other Loan Document. “Maximum Revolving Loan Amount” means, as of any date of determination, the lesser of (a) the Aggregate Revolving Loan Commitment minus any Reserve Amount; and (b) the Revolving Loan Borrowing Base at such time minus any Reserve Amount. “Maximum Service Loaner Vehicle Floorplan Amount” means (a) prior to the VIN Transition Date, as of any date of determination, the lesser of (ai) the Aggregate Service Loaner Vehicle Floorplan Commitment; and (bii) the Service Loaner Vehicle Borrowing Base and (b) on and after the VIN Transition Date, as of any date of determination, the Aggregate Service Loaner Vehicle Floorplan Commitment. “Maximum Used Vehicle Floorplan Amount” means (a) prior to the VIN Transition Date, as of any date of determination, the lesser of (ai) the Aggregate Used Vehicle Floorplan Commitment; and (bii) the Used Vehicle Borrowing Base and (b) on and after the VIN Transition Date, as of any date of determination, the Aggregate Used Vehicle Floorplan Commitment.

26 14555989v114555989v8 “Measurement Period” has the meaning set forth in Section 11.1.2. “Minimum Collateral Amount” means, with respect to a Defaulting Lender, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 105% of the Fronting Exposure of the LC Issuer with respect to such Defaulting Lender for all Letters of Credit issued and outstanding at any such time and (b) otherwise, an amount determined by the Agent and the LC Issuer in their sole discretion. “Minority Dealer” means a Minority Dealer Affiliate or a Minority Dealer Subsidiary; provided, that the Company shall not designate more than a total of twelve (12) Minority Dealers at any one time, in addition to the designation of DCH CA, LLC as a Minority Dealer. “Minority Dealer Affiliate” means a Person, designated in writing by the Company to the Agent from time to time, (a) in which one or more Minority Dealer Partners, and one or more Loan Parties, has an equity ownership interest and (b) which is not otherwise a Subsidiary of the Company. “Minority Dealer Partner” means an individual of ethnic minority descent, designated in writing by the Company to the Agent from time to time, who owns any equity ownership interests in a Minority Dealer, and any Affiliate of such individual through which the individual holds his or her equity ownership interests in a Minority Dealer. “Minority Dealer Subsidiary” means a Subsidiary of the Company, designated in writing by the Company to the Agent from time to time, in which one or more Minority Dealer Partners owns, directly or indirectly, equity ownership interests of such Subsidiary or has the right to acquire, directly or indirectly, equity ownership interests of such Subsidiary. “Modify” and “Modification” has the meaning set forth in Section 5.1. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which any Loan Party or any ERISA Affiliate is, or in the immediately preceding six years was, a party to which more than one employer is obligated to make contributions. “Net Mark-to-Market Exposure” of a Person means, as of any date of determination, with respect to any Swap, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from such Swap. “Unrealized losses” means the fair market value of the cost to such Person of replacing such Swap as of the date of determination (assuming the Swap were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Swap as of the date of determination (assuming such Swap were to be terminated as of that date). “New Loan Party” means an Acquisition Subsidiary that, pursuant to Section 12.17, is required to execute a Guarantor Joinder Agreement or Borrower Joinder Agreement.

27 14555989v114555989v8 “New Vehicle” means a Vehicle that has never been owned except by a manufacturer, distributor or dealer (including a vehicle acquired by trade with another dealer); has never been registered or titled; is of the current or immediately preceding model year; and, except for a Demo, has not been driven more than 500 total miles. “New Vehicle Floorplan Advance” means a borrowing consisting of the New Vehicle Floorplan Loans to be made by the Lenders on any date. “New Vehicle Floorplan Borrower” means the Company, any Dealership executing this Agreement as a New Vehicle Floorplan Borrower and any Dealership which hereafter becomes a New Vehicle Floorplan Borrower in accordance with the requirements of this Agreement, in its capacity as a borrower under the credit facilities described in Article 2 of this Agreement. “New Vehicle Floorplan Borrowing Rate” means the sum of (a) Adjusted Daily Simple SOFR or the Term SOFR Alternative Rate, as designated by the Company from time to time, plus (b) the New Vehicle Floorplan Margin. “New Vehicle Floorplan Commitment” means for each Lender, the obligation of such Lender to make New Vehicle Floorplan Loans to the New Vehicle Floorplan Borrowers and to participate in New Vehicle Swing Line Loans, in an aggregate amount not exceeding the amount set forth for such Lender on Schedule 1, as such amount may be modified as the result of any assignment or as otherwise modified from time to time pursuant to Section 6.17 or the other provisions hereof. “New Vehicle Floorplan Commitment Fee” has the meaning set forth in Section 2.1.7. “New Vehicle Floorplan Commitment Fee Rate” has the meaning set forth in the Pricing Schedule. “New Vehicle Floorplan Dealership” means each New Vehicle Floorplan Borrower except the Company. “New Vehicle Floorplan Loan” has the meaning set forth in Section 2.1.1. “New Vehicle Floorplan Margin” has the meaning set forth in the Pricing Schedule. “New Vehicle Floorplan Obligations” means all present and future New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, and other debts, liabilities, obligations, reimbursements, indemnities, covenants, warranties, duties and obligations relating thereto of each New Vehicle Floorplan Borrower to the Agent and the Lenders under this Agreement, and the other Loan Documents, whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, and including, without limitation, principal, interest, fees, Attorney Costs, expenses and charges relating to any of the foregoing. “New Vehicle Loan” means a New Vehicle Floorplan Loan or New Vehicle Swing Line Loan.

28 14555989v114555989v8 “New Vehicle Loan Advance” means any New Vehicle Floorplan Advance or any New Vehicle Swing Line Loan made to finance Eligible New Vehicles. “New Vehicle Loan Advance Date” means (a) with respect to any New Vehicle (other than a New Vehicle previously financed with a Former Lender Loan or an advance under the Existing Loan Agreement), the date the New Vehicle Loan Advance was made to finance such Vehicle; (b) with respect to any New Vehicle previously financed by a Former Lender and refinanced with a New Vehicle Loan Advance, the date the advance was made by the Former Lender to finance the applicable Vehicle; and (c) with respect to any New Vehicle previously financed under the Existing Loan Agreement, the date the advance was made under the Existing Loan Agreement to finance the applicable Vehicle. to be made by the Lenders on any date. “New Vehicle Monthly Payment Date” means the tenth day of each month, or if such day is not a Business Day, the next Business Day. “New Vehicle Required Repayment Date” has the meaning set forth in Section 2.3.3(b). “New Vehicle Swing Line Commitment” (which is a sublimit of the Aggregate New Vehicle Floorplan Commitment) means an amount equal to $100,000,000 plus the aggregate balance in all PR Accounts. “New Vehicle Swing Line Loan” has the meaning set forth in Section 2.2.1. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” has the meaning set forth in Section 6.18.2. “Non-U.S. Lender” means a Lender that is not a United States person as defined in Section 7701(a)(30) of the Code. “Note” has the meaning set forth in Section 6.2. “Notice Date” has the meaning set forth in Section 6.18.2. “Obligations” means all present and future Loans, New Vehicle Floorplan Obligations, Used Vehicle Floorplan Obligations, Service Loaner Vehicle Floorplan Obligations, Revolving Loan Obligations, LC Obligations, and other debts, liabilities, obligations, reimbursements, indemnities, covenants, warranties, duties and obligations of any one or more of the BorrowersLoan Parties to the Agent and the Lenders under the LC Agreements, LC Applications, the Letters of Credit, this Agreement, and the other Loan Documents, whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, and including, without limitation, principal, interest, fees, Attorney Costs, expenses and charges relating to any of the foregoing; provided, however, that the Obligations shall exclude all Excluded Swap Obligations. “OEM” means the original manufacturer of a Vehicle.

29 14555989v114555989v8 “OEM Incentives” means, with respect to any Vehicle, all incentives, credits, rebates and reimbursements payable by the OEM or reflected in a reduced upfront purchase price from the OEM with respect to such Vehicle, including holdback, fleet, retail and other incentives, advertising, floorplan, supplemental floorplan and other assistance payments, preparation and conditioning monies, fuel refunds, finance costs, in-transit interest, price adjustments, price protection, distant delivery assistance and delay in delivery reimbursement. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto. “Original Equipment Manufacturer” means the original manufacturer of a Vehicle. “Other Connection Taxes” means, in the case of each Lender or applicable Lending Installation, the LC Issuer, and the Agent, Taxes imposed as a result of a present or former connection between such Person and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document or sold or assigned an interest in any Loan or Loan Document). “Other New Subsidiary” means a Subsidiary, (a) 100% of the Equity Interests of which are owned, directly or indirectly by the Company, (b) which is not in the business of selling, servicing or leasing motor vehicles or owning real property and (c) with respect to which the Loan Parties have complied with the requirements of Section 12.17. “Other Service Loaner Floorplan Financing” means extensions of credit to a Dealership by an Other Service Loaner Floorplan Lender (other than extensions of credit under this Agreement), all proceeds of which are used to purchase or finance Service Loaner Vehicles. “Other Service Loaner Floorplan Lender” means a motor vehicle manufacturer or distributor or a financial institution or commercial finance company acceptable to the Agent which is affiliated with a motor vehicle manufacturer or distributor and which provides financing for Service Loaner Vehicles to a Dealership. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Sections 6.15 and 7.5). “Out of Balance Condition” means, with respect to (i) a New Vehicle Floorplan Loan, the outstanding balance thereof has not been paid in accordance with Sections 2.3.3 or 2.3.4, (ii) a Used Vehicle Floorplan Loan, the outstanding balance thereof has not been paid in accordance with Section 3.1.8 or and (iii) a Service Loaner Vehicle Floorplan Loan, the outstanding balance thereof has not been paid in accordance with Section 3.3.8.

30 14555989v114555989v8 “Outstanding Credit Exposure” means, as to any Lender at any time, the sum of (a) the then outstanding principal amount of its New Vehicle Floorplan Loans, Used Vehicle Floorplan Loans, Service Loaner Vehicle Floorplan Loans and Revolving Loans, plus (b) an amount equal to its ratable share of the aggregate principal amount of Swing Line Loans outstanding at such time, plus (c) an amount equal to its ratable share of the LC Obligations at such time. “Outstanding New Vehicle Floorplan Exposure” means, as to any Lender at any time, the sum of (a) the then outstanding principal amount of its New Vehicle Floorplan Loans, plus (b) an amount equal to its ratable share of the aggregate principal amount of New Vehicle Swing Line Loans outstanding at such time. “Outstanding Revolving Loan Exposure” means, as to any Lender at any time, the sum of (a) the then outstanding principal amount of its Revolving Loans, plus (b) an amount equal to its ratable share of the aggregate principal amount of Revolving Swing Line Loans outstanding at such time, plus (c) an amount equal to its ratable share of the LC Obligations at such time. “Outstanding Service Loaner Vehicle Floorplan Exposure” means, as to any Lender at any time, the sum of (a) the then outstanding principal amount of its Service Loaner Vehicle Floorplan Loans, plus (b) an amount equal to its ratable share of the aggregate principal amount of Service Loaner Vehicle Swing Line Loans outstanding at such time. “Outstanding Used Vehicle Floorplan Exposure” means, as to any Lender at any time, the sum of (a) the then outstanding principal amount of its Used Vehicle Floorplan Loans, plus (b) an amount equal to its ratable share of the aggregate principal amount of Used Vehicle Swing Line Loans outstanding at such time. “Pari Passu Funded Debt” means Funded Debt incurred by the Company and the other Loan Parties provided that each of the following conditions are satisfied: (a) such Funded Debt is permitted under subsection (l) of Section 13.10; (b) the Company has delivered to the Agent a Revolving Loan Borrowing Base Certificate certifying that, on the date of incurrence of such Funded Debt and after giving effect to such issuance as Pari Passu Funded Debt, the Revolving Loan Availability is not less than $1.00; (c) the proceeds of such Funded Debt are used by the Company to repay Revolving Loans (to the extent outstanding); (d) the stated final maturity and any required principal amortization of such Funded Debt is not earlier than ninety-one (91) days following the Termination Date as in effect on the date of incurrence of such Funded Debt; (e) such Funded Debt is incurred or guaranteed by the Company and all other Loan Parties and no Subsidiaries of the Company that are not Loan Parties shall have any obligations in respect of such Funded Debt; (f) such Funded Debt is secured by the Collateral, and no property or assets of the Company or any of its Subsidiaries, other than the Collateral, secures such Funded Debt; (g) the terms and conditions (other than pricing, rate floors, discounts and fees) governing such Funded Debt are not materially less favorable to the Company or any other Loan Party than the terms and conditions of the Loan Documents; and (h) the Persons to whom such Funded Debt is owed, or their agent, collateral agent or other representative, have entered into an intercreditor agreement with the Agent that (A) shall provide that the Agent is the collateral agent (on behalf of the Persons to whom the Pari Passu Funded Debt is owed) for all liens on Collateral securing any Pari Passu Funded Debt, all actions with respect to any Collateral must be taken through the Agent, and any proceeds of Collateral resulting from enforcement of rights and remedies must be

31 14555989v114555989v8 applied as follows: first, to reasonable costs and expenses of the Agent in connection with enforcement of rights and remedies, including foreclosure, sale and collection of the Collateral, and second, ratably, to the Pari Passu Funded Debt and the Obligations (and certain designated Indebtedness that refinances the Obligations or the Aggregate Commitment), and (B) shall otherwise be in form and content satisfactory to the Agent and the Required Lenders. “Participant” has the meaning set forth in Section 17.3.1. “Participant Register” has the meaning set forth in Section 17.3.3. “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended from time to time, and any successor statute. “Payment Commitment” means a commitment entered into between Agent and a manufacturer or distributor, providing for payment of funds directly to such manufacturer or distributor in payment for a New Vehicle Floorplan Borrower’s purchase of New Vehicles from such manufacturer or distributor. “Payment Commitment Collateral Account” has the meaning set forth in Section 2.3.5. “Payment Recipient” has the meaning set forth in Section 6.20(a). “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Per Annum Fee” has the meaning set forth in Section 6.16. “Permitted Acquisition” means an Acquisition which is permitted by Section 13.13. “Permitted Additional Obligations” means Permitted Swap Obligations and obligations owing with respect to Cash Management Services. “Permitted Dual Subsidiary Guaranty” means, with respect to any Permitted Dual Subsidiary Indebtedness provided by any Dual Subsidiary Lender, the guaranty of such Permitted Dual Subsidiary Indebtedness by (a) the Company or (b) any Dual Subsidiary that operates one or more dealerships at which new Vehicle, used Vehicle or service loaner Vehicle Permitted Dual Subsidiary Indebtedness is provided by such Dual Subsidiary Lender. “Permitted Dual Subsidiary Indebtedness” means Indebtedness (including Permitted Dual Subsidiary Guaranties but excluding Indebtedness provided pursuant to this Agreement) incurred from time to time by any Dual Subsidiary consisting of floorplan financing for new Vehicles, used Vehicles or service loaner Vehicles provided by financial institutions or manufacturer-affiliated finance companies (“Dual Subsidiary Lenders”) to such Dual Subsidiaries, provided that each Required Intercreditor Counterparty with respect to such Indebtedness is a party to and bound by an Intercreditor Agreement. “Permitted Liens” means Liens permitted by Section 13.3.

32 14555989v114555989v8 “Permitted New Dealership” means a Dealership (a)(i) 100% (or if the Company is not permitted to hold 100% of such Equity Interests because of limitations imposed by the relevant manufacturer’s franchise agreement, at least 80%) of the Equity Interests of which are owned, directly or indirectly by the Company or (ii) that is a Minority Dealer Subsidiary, (b) which is organized to own and operate a newly established automobile or motorcycle dealership point, and (c) with respect to which the Loan Parties have complied with the requirements of Section 12.17. “Permitted Restrictions” means restrictions on the ability of any Subsidiary to declare or pay any dividend or make other distributions, or to advance or loan funds or transfer assets, to the Company or any other Subsidiary, to borrow money from the Company or any other Subsidiary, to grant Liens on the assets of such Subsidiary, to secure the Obligations or the Guarantor Obligations or to guaranty the Obligations: (a) as set forth on the Disclosure Schedule on the Closing Date, including restrictions imposed by existing Other Service Loaner Floorplan Financing arrangements; (b) pursuant to modifications to Other Service Loaner Floorplan Financing arrangements in effect on the Closing Date, provided that such modifications are not materially more restrictive; (c) pursuant to Other Service Loaner Floorplan Financing arrangements with any Other Service Loaner Floorplan Lender other than a Person which is an Other Service Loaner Floorplan Lender on the Closing Date; (d) applicable to a Person at the time such Person becomes a Subsidiary and not created in contemplation of such an event; (e) resulting from manufacturer-imposed modifications to any Franchise Agreement; (f) imposed by Applicable Law; (g) as set forth in the organizational documents of a Loan Party and consisting of requirements for director, manager, shareholder or member approval; (h) as set forth in any document relating to Funded Debt permitted under Sections 13.10(o), (p) or (s), but only to the extent applicable to Silo Subsidiaries, Foreign Subsidiaries (other than any Canadian Subsidiary that is a Financed Entity) or Dual Subsidiaries and to the extent such restriction does not directly or indirectly prohibit any Silo Subsidiary, Canadian Subsidiary (that is a Financed Entity) or Dual Subsidiary from guarantying, or impose any restriction on the ability of any Silo Subsidiary, Canadian Subsidiary (that is a Financed Entity) or Dual Subsidiary to guaranty, the Obligations; (i) as set forth in any document relating to Indebtedness permitted under Section 13.10, provided that such restriction does not prohibit any Dealership (other than (x) a Foreign Subsidiary that is not a Financed Entity or (y) an Excluded Subsidiary) from guarantying, or impose any restriction on the ability of any such Subsidiary to guaranty, the Obligations; (j) as set forth in any document relating to Indebtedness permitted under Section 13.10(d); (k) on or with respect to any Excluded Subsidiary; or (l) in connection with any Foreign Receivables or Securitization Transaction; provided such restrictions are limited to obligors of Foreign Receivables or Securitization Transactions and do not include any Financed Entity. “Permitted Swap Obligations” means Swap Obligations of the Company or any Subsidiary under Swaps which are entered into or maintained by the Company with a Lender or an Affiliate of a Lender, which are entered into in the ordinary course of business for risk management purposes and not for speculative purposes. “Person” means any natural person, corporation, general or limited partnership, joint venture, limited liability company, firm, trust, association, unincorporated organization, government, political subdivision or any agency, department, or instrumentality thereof, or any other entity or organization, whether acting in an individual, fiduciary or other capacity.

33 14555989v114555989v8 “Plan” means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which any Loan Party or any ERISA Affiliate may have any liability. “Pledge Agreement” means an amended and restated pledge agreement substantially in the form attached hereto as Exhibit E. “PR Account” has the meaning set forth in Section 2.6. “PR Account Advance” has the meaning set forth in Section 2.6.2. “PR Account Borrower” has the meaning set forth in Section 2.6. “PR Account Payment” has the meaning set forth in Section 2.6.1. “Pricing Schedule” means the Schedule attached hereto which is identified as such. “Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by the Agent or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes. “Principal” means Sidney D. DeBoer, Bryan DeBoer or another successor, or successors, reasonably acceptable to the Agent and the Required Lenders. “Pro Forma” means, with respect to any transaction, that such transaction shall be deemed to have occurred as of the first day of the Measurement Period ending as of the most recent quarter end preceding the date of such transaction for whichwith respect to which the Company has provided to the Agent and each Lender the financial statement information is availablestatements required by Section 11.2.1 or 11.2.2 of the Loan Agreement. Each of the terms “Pro Forma Basis” and “Pro Forma Effect” shall have an analogous meaning. “Prohibited Transaction” means any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. “Properties” has the meaning set forth in Section 12.6. “Pro Rata Share” means, as the context requires: (a) with respect to the Aggregate Lender Commitment or Outstanding Credit Exposure of any Lender, (i) the percentage obtained by dividing such Lender’s Aggregate Lender Commitment by the Aggregate Commitment, or (ii) if all of the Commitments have been terminated or have expired, the percentage obtained by dividing such Lender’s Outstanding Credit Exposure at such time by the Aggregate Outstanding Credit Exposure at such time; (b) with respect to the New Vehicle Floorplan Commitment or Outstanding New Vehicle Floorplan Exposure of any Lender (i) the percentage obtained by dividing such Lender’s New Vehicle Floorplan Commitment by the Aggregate New Vehicle

34 14555989v114555989v8 Floorplan Commitment, or (ii) if all New Vehicle Floorplan Commitments have been terminated or expired, the percentage obtained by dividing such Lender’s Outstanding New Vehicle Floorplan Exposure by the Aggregate Outstanding New Vehicle Floorplan Exposure; (c) with respect to the Used Vehicle Floorplan Commitment or Outstanding Used Vehicle Floorplan Exposure of any Lender (i) the percentage obtained by dividing such Lender’s Used Vehicle Floorplan Commitment by the Aggregate Used Vehicle Floorplan Commitment, or (ii) if all Used Vehicle Floorplan Commitments have been terminated or expired, the percentage obtained by dividing such Lender’s Outstanding Used Vehicle Floorplan Exposure by the Aggregate Outstanding Used Vehicle Floorplan Exposure; (d) with respect to the Service Loaner Vehicle Floorplan Commitment or Outstanding Service Loaner Vehicle Floorplan Exposure of any Lender (i) the percentage obtained by dividing such Lender’s Service Loaner Vehicle Floorplan Commitment by the Aggregate Service Loaner Vehicle Floorplan Commitment, or (ii) if all Service Loaner Vehicle Floorplan Commitments have been terminated or expired, the percentage obtained by dividing such Lender’s Outstanding Service Loaner Vehicle Floorplan Exposure by the Aggregate Outstanding Service Loaner Vehicle Floorplan Exposure; or (e) with respect to the Revolving Loan Commitment or Outstanding Revolving Loan Exposure of any Lender, (i) the percentage obtained by dividing such Lender’s Revolving Loan Commitment by the Aggregate Revolving Loan Commitment, or (ii) if all Revolving Loan Commitments have been terminated or expired the percentage obtained by dividing such Lender’s Outstanding Revolving Loan Exposure by the Aggregate Outstanding Revolving Loan Exposure; provided, however that when a Defaulting Lender shall exist, the Commitments, Outstanding Credit Exposure, Outstanding New Vehicle Floorplan Exposure, Outstanding Used Vehicle Floorplan Exposure, Outstanding Service Loaner Vehicle Floorplan Exposure and Outstanding Revolving Loan Exposure of the Defaulting Lender shall be disregarded in determining the Aggregate Commitment (or Aggregate Outstanding Credit Exposure), Aggregate New Vehicle Floorplan Commitment (or Aggregate Outstanding New Vehicle Floorplan Exposure), Aggregate Used Vehicle Floorplan Commitment (or Aggregate Outstanding Used Vehicle Floorplan Exposure), Aggregate Service Loaner Vehicle Floorplan Commitment (or Aggregate Outstanding Service Loaner Vehicle Floorplan Exposure) or Aggregate Revolving Loan Commitment (or Aggregate Outstanding Revolving Loan Exposure). “Quarterly Payment Date” means the tenth day of each January, April, July and October or, if such day is not a Business Day, the next succeeding Business Day. “Rate Adjustment Date” means the first day of each month. “Real Estate Subsidiary” means any Subsidiary that does not own any assets other than real estate, cash, and assets incidental to the operation of specific real estate.

35 14555989v114555989v8 “Real Property” means real property which is located in the United States, is owned by any Real Estate Subsidiary or Dealership and is occupied by the Company or a Subsidiary. “Reallocation” has the meaning set forth in Section 6.17.1. “Reallocation Request” has the meaning set forth in Section 6.17.2. “Reference Time” with respect to any setting of the then-current Benchmark means (a)(i) if such Benchmark is Adjusted Term SOFR, 10:00 a.m. (Central time) on the day that is two (2) Business Days before the date of such setting, (ii) if such Benchmark is Adjusted Daily Simple SOFR, then 3:00 p.m. (New York City time) four (4) Business Days prior to such setting and (3) if such Benchmark is not Adjusted Term SOFR or Adjusted Daily Simple SOFR, the time determined by the Agent in its reasonable discretion or (b)(i) if such Benchmark is Daily Simple SOFR, then 3:00 p.m. (New York City time) four (4) Business Days prior to such setting and (ii) if such Benchmark is not Daily Simple SOFR, then the time determined by the Administrative Agent in accordance with the Benchmark Replacement Conforming Changes. “Refunding New Vehicle Floorplan Loan” has the meaning set forth in Section 2.2.6(a). “Refunding Revolving Loan” has the meaning set forth in Section 4.2.6(a)(i). “Refunding Service Loaner Vehicle Floorplan Loan” has the meaning set forth in Section 3.4.6(a)(i). “Refunding Used Vehicle Floorplan Loan” has the meaning set forth in Section 3.2.6(a)(i). “Register” has the meaning set forth in Section 17.5. “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System. “Reimbursement Obligations” means, at any time, the aggregate of all obligations of the Revolving Loan Borrower then outstanding to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Letters of Credit. “Related Principal Portion” means, with respect to each New Vehicle financed with a New Vehicle Loan, the principal amount advanced under this Agreement to finance that Vehicle. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

36 14555989v114555989v8 “Removed Franchise” has the meaning set forth in Section 6.19. “Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code. “Repurchase Agreement” means an agreement by a manufacturer or distributor of New Vehicles (which may be a separate agreement or may be included in a Seller Agreement or Payment Commitment), in which such manufacturer agrees to repurchase New Vehicles originally purchased by a New Vehicle Floorplan DealershipBorrower from such manufacturer, all in form and substance reasonably acceptable to the Agent. “Required Intercreditor Counterparty” means, with respect to an Intercreditor Agreement relating to Permitted Dual Subsidiary Indebtedness: (a) each Dual Subsidiary Lender providing such Permitted Dual Subsidiary Indebtedness, or an agent authorized to act on behalf of each Dual Subsidiary Lender with respect to such Indebtedness and (b) if required by the Agent, the Company and/or each Dual Subsidiary that is a borrower or guarantor of such Permitted Dual Subsidiary Indebtedness. “Required Lenders” means Lenders holding in the aggregate more than 50% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders holding in the aggregate more than 50% of the Aggregate Outstanding Credit Exposure provided that, Required Lenders shall at no time be less than two unaffiliated Lenders. The Commitments and Outstanding Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders. “Required Repayment Date” has the meaning set forth in Section 2.3.3(b). “Reserve Amount” has the meaning set forth in Section 4.1.9. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in any Loan Party or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in any Loan Party or any option, warrant or other right to acquire any such Equity Interests in any Loan Party. “Revolving Loan” has the meaning set forth in Section 4.1.1.

37 14555989v114555989v8 “Revolving Loan Advance” means a borrowing consisting of the Revolving Loans or (unless otherwise expressly provided) Revolving Swing Line Loans to be made by the Lenders on any date. “Revolving Loan Availability” means, as of any date of determination, an amount equal to (a) the Maximum Revolving Loan Amount at such time minus (b) the sum of the then outstanding principal balance of the Revolving Loans, Revolving Swing Line Loans and LC Obligations. “Revolving Loan Borrower” means the Company, in its capacity as an obligor on the Revolving Loan Obligations and LC Obligations which relate to the credit facilities described in Article 4. “Revolving Loan Borrowing Base” means, as of any date of determination: (a) an amount equal to the sum, without duplication, on such date of: (i) 100% of the amounts (excluding commissions included in clause (b) of the definition of Eligible Receivables) owing to the Dealerships in which the Agent has a perfected first priority security interest, which are owed to the Dealerships by financial institutions or finance companies which are not Affiliates of any Loan Party for the purchase by such institutions of retail installment contracts and leases arising from the sale or lease of New Vehicles and Used Vehicles (contracts in transit), which have not remained unpaid for more than fifteen (15) days. (ii) 80% of the amount of Eligible Receivables. (iii) 100% of the sum of the manufacturer’s or distributor’s invoices (including freight, advertising and holdbacks) for Eligible New Vehicles. (iv) 100% of the amount of the Used Vehicle Borrowing Base. (v) 75% of the Value of Eligible Real Property; provided, that this component of the Revolving Loan Borrowing Base shall not at any time exceed 32.5% of the Aggregate Commitment. (vi) 65% of (A) the net book value of the inventory of the Company and its Subsidiaries consisting of new parts and accessories in which the Agent has a perfected first priority security interest; minus (B) the unpaid acquisition cost owed to sellers or financers of such inventory. (vii) 40% of (A) the net book value of equipment (excluding fixtures, aircraft, and Service Loaner Vehicles) of the Company and its Subsidiaries in which the Agent has a perfected first priority security interest, minus (B) the principal amount of indebtedness or obligations to

38 14555989v114555989v8 any Person (other than the Obligations) which is secured by such equipment. (b) Minus, the sum of the then outstanding aggregate principal balance of (i) New Vehicle Floorplan Loans less the sum of the aggregate(giving effect to any reduction thereof in respect of the amount held in the PR Accounts pursuant to Section 2.6), (ii) New Vehicle Swing Line Loans, (iii) Used Vehicle Floorplan Loans (giving effect to any reduction thereof in respect of the amount held in the PR Accounts pursuant to Section 2.6), (iv) Used Vehicle Swing Line Loans and (v) Pari Passu Funded Debt. (c) Plus, the sum of the then outstanding aggregate principal balance of Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans repaid as of a date within five (5) Business Days of the date of determination (net of additional Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans borrowed). Notwithstanding anything to the contrary in this Agreement, the amounts set forth in clauses (a)(i) through (a)(vii) above shall exclude all receivables, Vehicles, real property, inventory, equipment and other property and assets of any Silo Subsidiary and any Foreign Subsidiary that is not a Financed Entity, provided in no event shall the aggregate net book value of the Eligible Vehicles consisting of motorcycles included in the Service Loaner Vehicle Borrowing Base, Used Vehicle Borrowing Base and the Revolving Loan Borrowing Base exceed $25,000,000. “Revolving Loan Borrowing Base Certificate” means a certificate substantially in the form attached as Exhibit C, or in such other form as is acceptable to the Agent. “Revolving Loan Borrowing Rate” means the sum of (a) Adjusted Daily Simple SOFR, Adjusted Term SOFR or the Term SOFR Alternative Rate, as designated by the Company from time to time, plus (b) the Revolving Loan Margin. “Revolving Loan Commitment” means, for each Lender, the obligation of such Lender to make Revolving Loans to the Revolving Loan Borrower, and participate in Revolving Swing Line Loans and Letters of Credit in an aggregate amount not exceeding the amount set forth on Schedule 1, as such amount may be modified as a result of any assignment or as otherwise modified from time to time pursuant to Section 6.17 or the other provisions hereof. “Revolving Loan Commitment Fee” has the meaning set forth in Section 4.1.7. “Revolving Loan Commitment Fee Rate” has the meaning set forth in the Pricing Schedule. “Revolving Loan Margin” has the meaning set forth in the Pricing Schedule. “Revolving Loan Obligations” means all present and future Revolving Loans, Revolving Swing Line Loans, LC Obligations, and other debts, liabilities, obligations,

39 14555989v114555989v8 reimbursements, indemnities, covenants, warranties, duties and obligations relating thereto of the Revolving Loan Borrower to the Agent and the Lenders under the LC Agreements, LC Applications, the Letters of Credit, this Agreement, and the other Loan Documents, whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, and including without limitation principal, interest, fees, Attorney Costs, expenses and charges relating to any of the foregoing. “Revolving Swing Line Commitment” (which is a sublimit of the Aggregate Revolving Loan Commitment) means an amount equal to $60,000,000. “Revolving Swing Line Loan” has the meaning set forth in Section 4.2.1. “Risk-Based Capital Guidelines” means (a) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States, including transition rules, and, in each case, any amendments to such regulations. “S&P” means Standard & Poor’s Ratings Group, a Standard & Poor’s Financial Services LLC business. “Sanctions” means sanctions administered or enforced from time to time by the (i) U.S. government, including those administered by OFAC and the U.S. Department of State, (ii) the United Nations Security Council, (iii) the European Union, (iv) His Majesty’s Treasury, or (v) other relevant sanctions authority. “Security Agreement” means an amended and restated security agreement substantially in the form attached hereto as Exhibit F. “Seller Agreement” means any material agreement between the Company or any of its Subsidiaries and a manufacturer, distributor or other seller of New Vehicles (including without limitation Franchise Agreements, distribution agreements, framework agreements, and the like). “Seller Notes” has the meaning set forth in Section 13.6(m). “Service Loaner Vehicle” means a Vehicle that is obtained by a Dealership directly from a manufacturer or distributor and which is used for short-term rental in the ordinary course of business or as a service loaner. “Service Loaner Vehicle Borrowing Base” means, as of any date of determination, an amount equal to the sum, without duplication, on such date of 85% of the net book value of Eligible Service Loaner Vehicles, provided in no event shall the aggregate net book value of the Eligible Vehicles consisting of motorcycles included in the Service Loaner Vehicle Borrowing Base, Used Vehicle Borrowing Base and the Revolving Loan Borrowing Base exceed $25,000,000. “Service Loaner Vehicle Borrowing Base Certificate” means a certificate substantially in the form attached as Exhibit B-2, or in such other form as is acceptable to the Agent.

40 14555989v114555989v8 “Service Loaner Vehicle Floorplan Advance” means a borrowing consisting of the Service Loaner Vehicle Floorplan Loans to be made by the Lenders on any date. “Service Loaner Vehicle Floorplan Borrower” means (a) the Company and (b) any Dealership which becomes a Service Loaner Vehicle Floorplan Borrower after the Seventh Amendment Effective Date in accordance with the requirements of this Agreement, in each case, in its capacity as an obligor on the Service Loaner Vehicle Floorplan Obligations which relate to the credit facilities described in Sections 3.3 and 3.4. “Service Loaner Vehicle Floorplan Borrowing Rate” means the sum of (a) Adjusted Daily Simple SOFR, Adjusted Term SOFR or the Term SOFR Alternative Rate, as designated by the Company from time to time, plus (b) the Service Loaner Vehicle Floorplan Margin. “Service Loaner Vehicle Floorplan Commitment” means for each Lender, the obligation of such Lender to make Service Loaner Vehicle Floorplan Loans to the Service Loaner Vehicle Floorplan BorrowerBorrowers and to participate in Service Loaner Vehicle Swing Line Loans, in an aggregate amount not exceeding the amount set forth on Schedule 1, as such amount may be modified as a result of any assignment or as otherwise modified from time to time pursuant to the provisions hereof. “Service Loaner Vehicle Floorplan Commitment Fee” has the meaning set forth in Section 3.3.7. “Service Loaner Vehicle Floorplan Commitment Fee Rate” has the meaning set forth in the Pricing Schedule. “Service Loaner Vehicle Floorplan DDA” has the meaning set forth in Section 3.4.7(b). “Service Loaner Vehicle Floorplan Loan” has the meaning set forth in Section 3.3.1. “Service Loaner Vehicle Floorplan Margin” has the meaning set forth in the Pricing Schedule. “Service Loaner Vehicle Floorplan Obligations” means all present and future Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans, and other debts, liabilities, obligations, reimbursements, indemnities, covenants, warranties, duties and obligations relating thereto of the Service Loaner Vehicle Floorplan BorrowerBorrowers to the Agent and the Lenders under this Agreement, and the other Loan Documents, whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, and including without limitation principal, interest, fees, Attorney Costs, expenses and charges relating to any of the foregoing. “Service Loaner Vehicle Loan” means a Service Loaner Vehicle Floorplan Loan or Service Loaner Vehicle Swing Line Loan. “Service Loaner Vehicle Loan Advance” means any Service Loaner Vehicle Loan made to finance Service Loaner Vehicles to be made by the Lenders on any date.

41 14555989v114555989v8 “Service Loaner Vehicle Sweep Advance” has the meaning set forth in Section 3.4.7(a). “Service Loaner Vehicle Swing Line Commitment” (which is a sublimit of the Aggregate Service Loaner Vehicle Floorplan Loan Commitment) means an amount equal to $010,000,000. “Service Loaner Vehicle Swing Line Loan” has the meaning set forth in Section 3.4.1. “Seventh Amendment” means that certain Seventh Amendment to Fourth Amended and Restated Loan Agreement dated as of the Seventh Amendment Effective Date, by and among the Company, the other Loan Parties party thereto, the Lenders party thereto and the Agent. “Seventh Amendment Effective Date” means February 27, 2026. “Silo Subsidiary” means a Subsidiary designated as a “Silo Subsidiary” in writing by the Company to the Agent for the purpose of incurring Funded Debt permitted under subsection (o) of Section 13.10, provided that if, at the time of such designation, such Subsidiary is a Loan Party: (i) such Subsidiary shall have executed and delivered to the Agent a Silo Subsidiary Termination Agreement solely with respect to its status as a party to the Security Agreement, the Pledge Agreement and any other Collateral Documents and as a Grantor (as defined in the Security Agreement and the Pledge Agreement) and its status as a New Vehicle Floorplan Borrower (it being understood that such Silo Subsidiary Termination Agreement shall not terminate such Subsidiary’s obligations under its Guaranty, which shall remain in full force and effect), (ii) the Company shall have provided to the Agent, if requested by the Agent, a Revolving Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Silo Subsidiary and certifying that after giving effect to such designation the Revolving Loan Availability is not less than $1.00, (iii) for any designation occurring prior to the VIN Transition Date, the Company shall have provided to the Agent, if requested by the Agent, a Used Vehicle Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Silo Subsidiary and deduction of all Used Vehicles of such Silo Subsidiary from the Used Vehicle Borrowing Base, (iv) for any designation occurring prior to the VIN Transition Date, the Company shall have provided to the Agent, if requested by the Agent, a Service Loaner Vehicle Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Silo Subsidiary and deduction of all Service Loaner Vehicles of such Silo Subsidiary from the Service Loaner Vehicle Borrowing Base, (v) the Company or such Subsidiary shall have repaid in full the Related Principal Portion, together with accrued and unpaid interest thereon, with respect to each New Vehicle of such Subsidiary financed with a New Vehicle Loan,

42 14555989v114555989v8 (vi) the Company shall have repaid Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans to the extent necessary such that, after giving effect to such repayment and the designation of such Subsidiary as a Silo Subsidiary and, prior to the VIN Transition Date, deduction of all Used Vehicles of such Silo Subsidiary from the Used Vehicle Borrowing Base, (1) the outstanding principal balance of all Used Vehicle Floorplan Loans does not exceed, in the aggregate, as to all Lenders, the Maximum Used Vehicle Floorplan Amount, and (2) the outstanding principal balance of all Used Vehicle Floorplan Loans, plus the outstanding principal balance of all Used Vehicle Swing Line Loans, does not exceed, in the aggregate, as to all Lenders, the Maximum Used Vehicle Floorplan Amount, and (vii) the Company shall have repaid Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans to the extent necessary such that, after giving effect to such repayment and the designation of such Subsidiary as a Silo Subsidiary and, prior to the VIN Transition Date, deduction of all Service Loaner Vehicles of such Silo Subsidiary from the Service Loaner Vehicle Borrowing Base, (1) the outstanding principal balance of all Service Loaner Vehicle Floorplan Loans does not exceed, in the aggregate, as to all Lenders, the Maximum Service Loaner Vehicle Floorplan Amount, and (2) the outstanding principal balance of all Service Loaner Vehicle Floorplan Loans, plus the outstanding principal balance of all Service Loaner Vehicle Swing Line Loans, does not exceed, in the aggregate, as to all Lenders, the Maximum Service Loaner Vehicle Floorplan Amount. Effective upon any such designation and satisfaction of the conditions set forth in clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) above, any Subsidiary so designated shall cease to be a New Vehicle Floorplan Borrower under this Agreement and the other Loan Documents, and the Dealership Loan Limit (if any) for such Subsidiary shall be deleted. “Silo Subsidiary Termination Agreement” with respect to a Silo Subsidiary, an agreement substantially in the form attached as Exhibit H-2. “Simple SOFR Adjustment” means a percentage equal to 0.10% per annum. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time), or in the case of an update to such rate by the SOFR Administrator, at approximately 2:30 p.m. (New York City time) on the immediately succeeding Business Day. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

43 14555989v114555989v8 “SOFR Interest Day” has the meaning specified in the definition of “Adjusted Daily Simple SOFR”. “SOFR Loan” means any Daily Simple SOFR Loan, Term SOFR Loan or Term SOFR Alternative Rate Loan. “Solvent” means, with respect to any Person on any date, that on such date (a) the fair value of the assets of such Person, at a fair valuation is greater than the debts and liabilities, subordinated, contingent or otherwise, of such Person; (b) the present fair saleable value of the assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) such Person will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (d) such Person does not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are now conducted; and (e) such Person does not intend to, and does not believe that it will incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of the amounts of cash to be payable on or in respect of its indebtedness. “Special Purpose Securitization Subsidiary” means a direct or indirect Subsidiary of the Company established in connection with a Foreign Receivables or Securitization Transaction, and which is organized in a manner (as determined by the Company in good faith) intended to reduce the likelihood that it would be substantively consolidated with the Company or any Subsidiary thereof in the event the Company or any such Subsidiary becomes subject to a proceeding under the U.S. Bankruptcy Code (or other insolvency law). “Specified Representations” means the representations and warranties set forth in Section 10.1 (solely with respect to the Company), Section 10.2 (solely with respect to the Company), Section 10.11, Section 10.19, Section 10.20 (solely with respect to the Company), Section 10.24, and Section 10.25. “Stated Rate” has the meaning set forth in Section 6.11. “Stockholders’ Equity” means, as of any date of determination, the consolidated stockholders’ equity of the Company determined in accordance with GAAP. “Subordinated Debt” means unsecured indebtedness of a Borrower which is subordinated to the payment of the Obligations by an agreement acceptable to the Agent and Required Lenders and that has subordination terms, covenants, pricing and other terms that have been approved in writing by the Required Lenders. “Subsidiary” of a Person means (i) any corporation Controlled by such Person or more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned, directly or indirectly, by such Person or by one or more of such Person’s Subsidiaries or by such Person and one or more of its Subsidiaries and (ii) any partnership, limited liability company, association, joint venture or other business organization Controlled by such Person or

44 14555989v114555989v8 more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Company. “Swap” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, fixed-price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement, including any such obligations or liabilities under any such master agreement. “Swap Obligation” means, with respect to any Person, any and all obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Swaps, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap. “Swap Termination Value” means in respect of any one or more Swaps, after taking into account the effect of any legally enforceable netting agreement relating to such Swaps, (a) for any date after the date such Swaps have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) prior to such date the Net Mark-to- Market Exposure with respect thereto. “Swing Line Lender” means U.S. Bank. “Swing Line Loan” means a New Vehicle Swing Line Loan, Used Vehicle Swing Line Loan, Service Loaner Vehicle Swing Line Loan or Revolving Swing Line Loan. “Synthetic Lease” means any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes. “Tangible Net Worth” means, as of any date, an amount equal to (x) the amount of shareholders’ equity, minus (y) the amount of goodwill and other intangible assets, of Company and its Subsidiaries, in each case determined as of such date on a consolidated basis in accordance with GAAP consistently applied.

45 14555989v114555989v8 “Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, fees, assessments, charges or withholdings, and any and all liabilities with respect to the foregoing, including interest, additions to tax and penalties applicable thereto. “Term SOFR” means, for purposes of any calculation, the rate per annum equal to the Term SOFR Base Rate for such calculation; provided that if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR” means the rate per annum determined by the Agent as the forward- looking term rate based on SOFR. “Term SOFR Adjustment” means a percentage equal to 0.10% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Ltd. (or a successor administrator of Term SOFR selected by the Agent in its reasonable discretion). “Term SOFR Administrator’s Website” means https://www.cmegroup.com/market- data/cme-group-benchmark-administration/term-sofr.html, or any successor source for Term SOFR identified as such by the Term SOFR Administrator from time to time. “Term SOFR Alternative Rate” means the greater of (a) the Floor, and (b) the sum of (i) the one-month forward-looking term rate based on SOFR quoted by the Agent from the Term SOFR Administrator’s Website (or other commercially available source providing such quotations as may be selected by the Agent from time to time), which shall be that one-month Term SOFR rate in effect two (2) Business Days prior to the Rate Adjustment Date; provided that if the one-month forward-looking term rate based on SOFR is not published on such Business Day due to a holiday or other circumstance that the Agent deems in its sole discretion to be temporary, the one-month forward-looking term rate based on SOFR shall be the one- month forward-looking term rate based on SOFR last published prior to such Business Day plus (ii) the Term SOFR Adjustment. “Term SOFR Alternative Rate Loan” means any Loan bearing interest at a rate based on the Term SOFR Alternative Rate. “Term SOFR Base Rate” means, for the relevant Interest Period the Term SOFR rate quoted by the Agent from the Term SOFR Administrator’s Website or the applicable Bloomberg screen (or other commercially available source providing such quotations as may be selected by the Agent from time to time) (the “Screen”) for such Interest Period, which shall be the Term SOFR rate published two (2) Business Days before the first day of such Interest Period (such Business Day, the “Determination Date”). If as of 5:00 p.m. (New York time) on any Determination Date, the Term SOFR rate is not published on the Term SOFR Administrator’s Website or the Screen, then the rate used will be that as published by the Term SOFR Administrator or on the Screen for the first preceding Business Day for which such rate was published on the Term SOFR Administrator’s Website or the Screen so long as such first preceding Business Day is not more than three (3) Business Days prior to such Determination Date.

46 14555989v114555989v8 “Term SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Term SOFR. “Terminating Borrower” has the meaning set forth in Section 13.1.1(b). “Termination Date” means (a) February 2327, 20292031, (b) if maturity is extended pursuant to Section 6.18, such extended termination date as determined pursuant to such Section, provided that the “Termination Date” with respect to any Non-Extending Lender (including with respect to the payment of Obligations owing to such Lender) shall be the latest date that such Lender has consented to as its Termination Date pursuant to Section 6.18 (or, if such Lender has not consented to any such extension, the original Termination Date as in effect on the Closing Date); provided further, however, that, in each case, if such date is not a Business Day, the respective Termination Date shall be the next preceding Business Day, or (c) any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof. “Title Documents” means all manufacturer’s certificates of origin, manufacturers’ statements of origin, certificates of title, certificates of ownership and any other documents evidencing ownership of a motor vehicle or the transfer of ownership of a motor vehicle from a manufacturer or another dealer to a Dealership, and all warehouse receipts, bills of lading and other negotiable documents of title. “Trade-in Lien” means, with respect to a Used Vehicle that a customer traded in to the Company or any Subsidiary thereof, any security interest in such Used Vehicle outstanding at the time such Used Vehicle was traded, that secures any indebtedness or obligation to any Person incurred by such customer, including, but not limited to, amounts owing to any holder of any lien or security interest in a Used Vehicle at the time it is traded in to any Dealership. “UETA” means the Uniform Electronic Transactions Act as in effect in the State of Oregon, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time. “U.S. Bank” has the meaning set forth in the introductory paragraph. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Undisclosed Administration” means in relation to a Lender the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if Applicable Law requires that such appointment is not to be publicly disclosed.

47 14555989v114555989v8 “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Used Vehicle” means a Vehicle which is held by a Dealership for sale in the ordinary course of business and which is not a New Vehicle or Service Loaner Vehicle. “Used Vehicle Borrowing Base” means, as of any date of determination, the amount equal to (a) 85% multiplied by (b) the amount determined, without duplication, as follows: (a) the aggregate net book value of the Used Vehicle inventory of the Company and its Subsidiaries; minus (b) the aggregate net book value of such Used Vehicles in which the Agent does not have a perfected, first-priority security interest (including (i) Used Vehicles owned by any Silo Subsidiary and (ii) Used Vehicles owned by any Dual Subsidiary with respect to which the Agent does not have a perfected, first- priority security interest (other than Used Vehicles subject to Trade-in Liens)); minus (c) the aggregate outstanding principal amount of indebtedness secured by Trade-in Liens; minus (d) the aggregate net book value of such Used Vehicles that are not otherwise Eligible Vehicles.; minus (e) with respect to any calculation of the Used Vehicle Borrowing Base occurring on or after the VIN Transition Date, the aggregate amount of outstanding Used Vehicle Floorplan Loans and Used Vehicle Floorplan Swing Line Loans. Notwithstanding the foregoing, in no event shall the aggregate net book value of the Eligible Vehicles consisting of motorcycles included in the Service Loaner Vehicle Borrowing Base, Used Vehicle Borrowing Base and the Revolving Loan Borrowing Base exceed $25,000,000. “Used Vehicle Borrowing Base Certificate” means a certificate substantially in the form attached as Exhibit B-1, or in such other form as is acceptable to the Agent. “Used Vehicle Floorplan Advance” means a borrowing consisting of the Used Vehicle Floorplan Loans to be made by the Lenders on any date.

48 14555989v114555989v8 “Used Vehicle Floorplan Borrower” means (a) the Company and (b) any Dealership which hereafter becomes a Used Vehicle Floorplan Borrower after the Seventh Amendment Effective Date in accordance with the requirements of this Agreement, in each case, in its capacity as an obligor on the Used Vehicle Floorplan Obligations which relate to the credit facilities described in Sections 3.1 and 3.2. “Used Vehicle Floorplan Borrowing Rate” means the sum of (a) Adjusted Daily Simple SOFR, Adjusted Term SOFR or the Term SOFR Alternative Rate, as designated by the Company from time to time, plus (b) the Used Vehicle Floorplan Margin. “Used Vehicle Floorplan Commitment” means for each Lender, the obligation of such Lender to make Used Vehicle Floorplan Loans to the Used Vehicle Floorplan BorrowerBorrowers and to participate in Used Vehicle Swing Line Loans in an aggregate amount not exceeding the amount set forth on Schedule 1, as such amount may be modified as a result of any assignment or as otherwise modified from time to time pursuant to Section 6.17 or the other provisions hereof. “Used Vehicle Floorplan Commitment Fee” has the meaning set forth in Section 3.1.7. “Used Vehicle Floorplan Commitment Fee Rate” has the meaning set forth in the Pricing Schedule. “Used Vehicle Floorplan DDA” has the meaning set forth in Section 3.2.7(b). “Used Vehicle Floorplan Loan” has the meaning set forth in Section 3.1.1. “Used Vehicle Loan” means a Used Vehicle Floorplan Loan or Used Vehicle Swing Line Loan. “Used Vehicle Loan Advance” means a borrowing consisting of the Used Vehicle Loans to be made by the Lenders on any date. “Used Vehicle Floorplan Margin” has the meaning set forth in the Pricing Schedule. “Used Vehicle Floorplan Obligations” means all present and future Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, and other debts, liabilities, obligations, reimbursements, indemnities, covenants, warranties, duties and obligations relating thereto of the Used Vehicle Floorplan BorrowerBorrowers to the Agent and the Lenders under this Agreement, and the other Loan Documents, whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, and including without limitation principal, interest, fees, Attorney Costs, expenses and charges relating to any of the foregoing. “Used Vehicle Required Repayment Date” has the meaning set forth in Section 3.5.3(b). “Used Vehicle Sweep Advance” has the meaning set forth in Section 3.2.7(a).

49 14555989v114555989v8 “Used Vehicle Swing Line Commitment” (which is a sublimit of the Aggregate Used Vehicle Floorplan Loan Commitment) means an amount equal to $40,000,00030,000,000. “Used Vehicle Swing Line Loan” has the meaning set forth in Section 3.2.1. “Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date” means the twentieth day of each month, or if such day is not a Business Day, the next Business Day. “Value” means, with respect to any Real Property, the fair market value of the applicable real property as determined by the Agent based upon appraisals or other evaluations acceptable to the Agent and in compliance with all regulatory requirements. “Vehicle” means an automobile, truck, van, motorcycle, or other motor vehicle. “Vehicle Retailing Activities” means any new and used Vehicle retailing, renting, leasing, financing, servicing, repairing and related or complementary activities, including but not limited to the selling of finance and insurance related products and aftermarket parts and accessories. “VIN Transition Advance” means any Used Vehicle Loan Advance or Service Loaner Vehicle Loan Advance requested on the VIN Transition Date or during the VIN Transition Period by the Company with respect to VIN Transition Vehicles and to be financed with Used Vehicle Floorplan Loans or Service Loaner Vehicle Floorplan Loans and made effective on the VIN Transition Date or during the VIN Transition Period. “VIN Transition Date” means the date agreed upon as between the Company and the Agent that the first VIN Transition Advance shall be made; provided, that the Company and Agent shall execute a notice specifying the agreed upon VIN Transition Date and promptly provide a copy of such notice to the Lenders. Notwithstanding the foregoing, the VIN Transition Date shall be within ninety (90) days of the Seventh Amendment Effective Date (or such later date requested by the Company and agreed to writing by the Agent in its sole discretion). “VIN Transition Period” means the period commencing on the VIN Transition Date through the date upon which all VIN Transition Advances have been funded. “VIN Transition Vehicles” means Eligible Used Vehicles and Service Loaner Vehicles, as applicable, owned by the Floorplan Borrowers as of the VIN Transition Date. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised

50 14555989v114555989v8 under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 1.3 Other Interpretive Provisions. 1.3.1 Unless otherwise specified, the words “herein,” “hereof,” “hereto,” “hereunder” and similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement and subsection, Section, and exhibit references are to this Agreement. 1.3.2 The word “or” shall not be exclusive; the singular includes the plural and the plural includes the singular; the masculine, the feminine and neuter gender, each include the masculine, feminine and neuter gender; and the word “including” is not limiting and means “including without limitation.” 1.3.3 References to any Loan Document shall mean such Loan Document as amended, modified, supplemented or extended from time to time and any number of substitutions, renewals, restatements, consolidations, and replacements thereof or therefor. 1.3.4 References to governmental laws, statutes, ordinances, rules and regulations shall be construed as including all amendments, consolidations and replacements thereof or therefor. 1.3.5 Headings in this Agreement and each of the other Loan Documents are for convenience of reference only and are not part of the substance hereof or thereof. 1.3.6 Terms used herein without definition which are defined in the Uniform Commercial Code shall have the meanings given to them in such Uniform Commercial Code. 1.3.7 Except as provided to the contrary in this Agreement or any other Loan Documents, all accounting terms used in this Agreement and the other Loan Documents shall be interpreted and all accounting determinations shall be made in accordance with GAAP, in a manner consistent with that used in preparing the financial statements referred to in Section 11.2, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Company and all of its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries), including those Subsidiaries, if any, which are unconsolidated on the Company’s audited financial statements; provided, however that, notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (a) any election under Accounting Standards Codification Section 825-10-25 (or

51 14555989v114555989v8 any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any indebtedness or other liabilities of the Company or any of its Subsidiaries at “fair value,” as defined therein, or (b) any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Codification Subtopic 470- 20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. If at any time any change in GAAP would affect the computation of any financial covenant or requirement set forth in any Loan Document, and the Company, the Agent or the Required Lenders shall so request, the Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrowers shall provide to the Agent and the Lenders reconciliation statements showing the difference in such calculation, together with the delivery of the financial statements and other documents required under this Agreement or as reasonably requested by the Agent. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, the determination of whether a lease is to be treated an operating lease or a capital lease shall be made without giving effect to any change in accounting for leases pursuant to GAAP resulting from the implementation of FASB ASC 842 (Leases). 1.4 Rates. The interest rate on SOFR Loans is determined by reference to SOFR or the Term SOFR Base Rate, which is derived from SOFR. The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to SOFR, the Term SOFR Base Rate, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 7.3(b), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, SOFR, the Term SOFR Base Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of SOFR or the Term SOFR Base Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Company. The Agent may select information sources or services in its reasonable discretion to ascertain SOFR, the Term SOFR Base Rate, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Company, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

52 14555989v114555989v8 1.5 Limited Condition Acquisition. In the event that the Company notifies the Agent in writing that any proposed Acquisition is a Limited Condition Acquisition and that the Company wishes to test the conditions to such Acquisition and the Indebtedness that is to be used to finance such Acquisition in accordance with this Section 1.5, then, so long as agreed to by the Agent and the lenders providing such Indebtedness, the following provisions shall apply: (a) any condition to such Limited Condition Acquisition or such Indebtedness that requires that no Default or Event of Default shall have occurred and be continuing at the time of such Limited Condition Acquisition or the incurrence of such Indebtedness, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Limited Condition Acquisition (the “LCA Test Date”) and (ii) no Event of Default under any of Section 14.1.1, 14.1.8 or 14.1.9 shall have occurred and be continuing both immediately before and immediately after giving effect to such Limited Condition Acquisition and any Indebtedness incurred in connection therewith (including any such additional Indebtedness); (b) any condition to such Limited Condition Acquisition or such Indebtedness that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of consummation of such Limited Condition Acquisition or the incurrence of such Indebtedness shall be deemed satisfied if (i) all representations and warranties in this Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) as of the LCA Test Date, or if such representation speaks as of an earlier date, as of such earlier date and (ii) as of the date of consummation of such Limited Condition Acquisition, (A) the representations and warranties under the relevant definitive agreement governing such Limited Condition Acquisition as are material to the lenders providing such Indebtedness shall be true and correct, but only to the extent that the Company or its applicable Subsidiary has the right to terminate its obligations under such agreement or otherwise decline to close such Limited Condition Acquisition as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct and (B) the Specified Representations shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects); (c) any financial ratio test or condition to be tested in connection with such Limited Condition Acquisition and the availability of such Indebtedness will be tested as of the LCA Test Date, in each case, after giving effect to the relevant Limited Condition Acquisition and related incurrence of Indebtedness, on a Pro Forma Basis where applicable, and, for the avoidance of doubt, (i) such ratios and baskets shall not be tested at the time of consummation of such Limited Condition Acquisition and (ii) if any of such ratios are exceeded or conditions are not met following the LCA Test Date, but prior to the closing of such Limited Condition Acquisition, as a result of fluctuations in such ratio or amount (including due to fluctuations in EBITDAR of the Company or the Person subject to such Limited Condition Acquisition), at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to

53 14555989v114555989v8 have been exceeded and such conditions will not be deemed unmet as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken; (d) except as provided in the next sentence, in connection with any subsequent calculation of any ratio or basket on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated and the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with determining the Applicable Margin and determining whether or not the Company is in compliance with the financial covenants set forth in Section 11.1 shall, in each case be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested. ARTICLE 2 NEW VEHICLE FLOORPLAN LINE OF CREDIT 2.1 New Vehicle Floorplan Loans. 2.1.1 New Vehicle Floorplan Loan Commitment. Subject to the terms and conditions of this Agreement, each Lender severally and not jointly agrees to make loans (each a “New Vehicle Floorplan Loan” and collectively, the “New Vehicle Floorplan Loans”) to the New Vehicle Floorplan Borrowers on a revolving credit basis during the period from the Closing Date to but not including the Termination Date; provided that (a) the aggregate outstanding principal balance of the New Vehicle Floorplan Loans made by each Lender, plus the outstanding principal balance of such Lender’s participating interest in the New Vehicle Swing Line Loans, shall not at any time exceed an amount equal to such Lender’s New Vehicle Floorplan Commitment; (b) the outstanding principal balance of all New Vehicle Floorplan Loans shall not at any time exceed, in the aggregate, as to all Lenders, the Aggregate New Vehicle Floorplan Commitment, and (c) except as set forth in Section 2.2.7(b), the outstanding principal balance of all New Vehicle Floorplan Loans, plus the outstanding principal balance of all New Vehicle Swing Line Loans, shall not at any time exceed, in the aggregate, as to all Lenders, the Aggregate New Vehicle Floorplan Commitment. Subject to the terms and conditions hereof, the New Vehicle Floorplan Borrowers may borrow, prepay and reborrow New Vehicle Floorplan Loans. 2.1.2 Purpose of New Vehicle Floorplan Loans. The New Vehicle Floorplan Borrowers shall use the proceeds of the New Vehicle Floorplan Loans to finance Eligible New Vehicles owned by the New Vehicle Floorplan DealershipsBorrowers (including to refinance Former Lender Loans) and to refinance New Vehicle Swing Line Loans.

54 14555989v114555989v8 2.1.3 Requests for New Vehicle Floorplan Loans. Subject to Section 2.2.6, whenever the New Vehicle Floorplan Borrowers wish to obtain a New Vehicle Floorplan Loan, the Company shall give Agent irrevocable notice thereof no later than 11:00 a.m. (Pacific Time) at least one Business Day prior to the date of the requested borrowing. Such notice shall specify the requested borrowing date (which must be a Business Day), the amount of the New Vehicle Floorplan Loan, and include any other information and documentation reasonably requested by the Agent, including, but not limited to, the make, model and vehicle identification number of each New Vehicle to be financed thereby. The Agent will promptly notify each Lender of its receipt of any request for a New Vehicle Floorplan Loan and of the amount of its Pro Rata Share of such New Vehicle Floorplan Loan. 2.1.4 Funding of New Vehicle Floorplan Loans. If the Agent notifies the Lenders of a request for a New Vehicle Floorplan AdvanceLoan by 1:00 p.m. (Pacific Time) on any Business Day, each Lender will deliver its Pro Rata Share of such New Vehicle Floorplan AdvanceLoan to the Agent by 11:00 a.m. (Pacific Time) on the Business Day after such notification. 2.1.5 New Vehicle Floorplan Payments. (a) Interest Payments. Interest on the unpaid principal balance of the New Vehicle Floorplan Loans shall be paid monthly by the New Vehicle Floorplan Borrowers in an amount equal to all interest accrued during the prior calendar month. Such interest payments shall be made on each New Vehicle Monthly Payment Date commencing with the first such date to occur following the Closing Date and continuing thereafter. All accrued interest outstanding on the Termination Date shall be due and payable in full on the Termination Date. (b) Voluntary Principal Payments. The New Vehicle Floorplan Borrowers may make voluntary repayments of all or a portion of the outstanding principal balance of the New Vehicle Floorplan Loans if the Company gives Agent written or telephonic notice of such voluntary repayment no later than 11:00 a.m. (Pacific Time) at least one Business Day prior to the date of such repayment; provided that each such voluntary principal repayment shall be in a minimum amount of $1,000,000 and in multiples of $100,000 above such amount unless the New Vehicle Floorplan Loans are being repaid in full. Such notice shall specify the anticipated date of the voluntary repayment and the principal amount of the New Vehicle Floorplan Loans that will be repaid on such date. Any voluntary repayment of the New Vehicle Floorplan Loans that is received by the Agent without such notice shall be deemed to have been received by the Agent on the Business Day after such payment is actually received by the Agent and interest shall accrue on the amounts so repaid through the date of such deemed receipt. (c) Principal Payment at Maturity. The entire outstanding principal balance of the New Vehicle Floorplan Loans plus all interest accrued thereon shall be due and payable in full by the New Vehicle Floorplan Borrowers on the Termination Date. (d) Principal Payment Upon Dual Subsidiary Financing Commencement Date. If the Company terminates the designation of a Subsidiary as a “New Vehicle Floorplan Borrower” with respect to any Removed Franchise in accordance with Section 6.19, then the New Vehicle Floorplan Borrowers (jointly and severally) shall repay each New

55 14555989v114555989v8 Vehicle Floorplan Loan and each New Vehicle Swing Line Loan with respect to any New Vehicle that is subsequently financed by Permitted Dual Subsidiary Indebtedness at such Removed Franchise immediately upon the Dual Subsidiary Financing Commencement Date. 2.1.6 Voluntary Reduction or Termination of Commitment. The New Vehicle Floorplan Borrowers may from time to time on at least ten (10) Business Day’s prior written notice by the Company to the Agent (which shall promptly advise each Lender thereof) permanently reduce the Aggregate New Vehicle Floorplan Commitment to an amount not less than the then outstanding principal balance of the New Vehicle Floorplan Loans and New Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in PR Accounts). Concurrently with any reduction of the Aggregate New Vehicle Floorplan Commitment to zero, (a) no further New Vehicle Floorplan Loans or New Vehicle Swing Line Loans will be made, (b) the New Vehicle Floorplan Borrowers shall pay all principal and interest on the New Vehicle Floorplan Loans and New Vehicle Swing Line Loans and all fees and other amounts owing to the Agent and the Lenders, and (c) the New Vehicle Floorplan Borrowers shall deliver to the Agent funds in an amount which the Agent estimates it or the Swing Line Lender may be required to pay pursuant to Payment Commitments which may be presented after the Termination Date, such collateral to be held in the Payment Commitment Collateral Account. All reductions of the Aggregate New Vehicle Floorplan Commitment shall reduce the New Vehicle Floorplan Commitments pro rata among the Lenders according to their respective Pro Rata Shares; and except as otherwise set forth in the proviso to this Section 2.1.6, shall reduce the New Vehicle Swing Line Commitment in proportion to the reduction of the Aggregate New Vehicle Floorplan Commitment; provided, however, that (unless the Aggregate New Vehicle Floorplan Commitment is reduced to less than such amount), the New Vehicle Swing Line Commitment shall not be reduced. 2.1.7 New Vehicle Floorplan Commitment Fee. The New Vehicle Floorplan Borrowers agree to pay to the Agent, for the account of the Lenders, a commitment fee (the “New Vehicle Floorplan Commitment Fee”) calculated at a per annum rate equal to the New Vehicle Floorplan Commitment Fee Rate on the average daily amount by which the Aggregate New Vehicle Floorplan Commitment exceeds the sum of (a) the actual aggregate outstanding principal balance of the New Vehicle Swing Line Loans on each day (it being understood that any portion of the outstanding principal balance of the New Vehicle Swing Line Loans ceases to be outstanding under the New Vehicle Swing Line Loans and commences being a portion of the outstanding principal balance under the New Vehicle Floorplan Loans on the date that the New Vehicle Floorplan Loans are funded to repay such portion of the outstanding principal balance of the New Vehicle Swing Line Loans); plus (b) the actual aggregate outstanding principal balance of the New Vehicle Floorplan Loans on each day; provided that, if the aggregate amount of the New Vehicle Floorplan Commitment Fee payable for any period to the Lenders other than the Swing Line Lender (as set forth in the third sentence of this paragraph) exceeds the amount calculated under this sentence, then the New Vehicle Floorplan Borrowers agree to pay to the Agent, for the account of such Lenders, such additional amounts so that each Lender other than the Swing Line Lender receives the full amount of New Vehicle Floorplan Commitment Fee described in the third sentence of this paragraph. The accrued New Vehicle Floorplan Commitment Fee shall be due and payable in arrears on each Quarterly Payment Date hereafter and on the Termination Date for the three month period or other time period ending on the last day of the preceding fiscal quarter or on the Termination Date. The

56 14555989v114555989v8 New Vehicle Floorplan Commitment Fee payable to each Lender other than the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate New Vehicle Floorplan Commitment exceeds the actual aggregate outstanding principal balance of the New Vehicle Floorplan Loans on each day. The New Vehicle Floorplan Commitment Fee payable to the Lender which is the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate New Vehicle Floorplan Commitment exceeds the actual aggregate outstanding principal balance of the New Vehicle Floorplan Loans on each day and subtracting from that amount the average daily outstanding principal balance of the New Vehicle Swing Line Loans; provided, however, that notwithstanding any contrary provision of Section 2.6, solely for purposes of calculating the amount payable to Swing Line Lender, the principal balance of the New Vehicle Swing Line Loans shall be deemed to be reduced by the aggregate balance in the PR Accounts, but in no event shall be reduced to less than zero. 2.2 New Vehicle Swing Line Loans. 2.2.1 New Vehicle Swing Line Commitment. Subject to the terms and conditions of this Agreement, the Swing Line Lender shall make loans (each, a “New Vehicle Swing Line Loan”) to the New Vehicle Floorplan Borrowers on a revolving credit basis during the period from the Closing Date to but not including the Termination Date; provided that, except as set forth in Section 2.2.7(b), (a) the aggregate outstanding principal balance of the New Vehicle Swing Line Loans shall not at any time exceed the New Vehicle Swing Line Commitment; and (b) the outstanding principal balance of all New Vehicle Floorplan Loans made by all Lenders plus the outstanding principal balance of all New Vehicle Swing Line Loans, shall not at any time exceed the Aggregate New Vehicle Floorplan Commitment. Subject to the terms and conditions hereof, the New Vehicle Floorplan Borrowers may borrow, prepay and reborrow New Vehicle Swing Line Loans. 2.2.2 Purpose of New Vehicle Swing Line Loans. The New Vehicle Floorplan Borrowers shall use the proceeds of the New Vehicle Swing Line Loans to finance Eligible New Vehicles (including to refinance Former Lender Loans). 2.2.3 Requests for New Vehicle Swing Line Loans. Subject to Sections 2.2.7 and 2.6.2, whenever the New Vehicle Floorplan Borrowers wish to obtain a New Vehicle Swing Line Loan, the Company shall give Agent irrevocable notice thereof no later than 1:00 p.m. (Pacific Time) on the requested date of such New Vehicle Swing Line Loan unless Swing Line Lender agrees in each instance, in its sole discretion, to a shorter time period. Such notice shall specify the requested borrowing date (which must be a Business Day) and the amount of the New Vehicle Swing Line Loan, and include any other information and documentation reasonably requested by the Agent, including, but not limited to, the make, model and vehicle identification number of each New Vehicle to be financed thereby. 2.2.4 New Vehicle Swing Line Loan Payments. (a) Interest Payments. Interest on the unpaid principal balance of the New Vehicle Swing Line Loans shall be paid monthly by the New Vehicle Floorplan Borrowers

57 14555989v114555989v8 in an amount equal to all interest accrued during the prior calendar month. Such interest payments shall be made on each New Vehicle Monthly Payment Date commencing with the first such date to occur following the Closing Date and continuing thereafter. All accrued interest outstanding on the Termination Date shall be due and payable in full on the Termination Date. (b) Principal Payments. The entire outstanding principal balance of the New Vehicle Swing Line Loans plus all interest accrued thereon shall be due and payable in full by the New Vehicle Floorplan Borrowers on the Termination Date. In addition, the principal balance of the New Vehicle Swing Line Loans shall be due and payable as required by Section 2.2.6. 2.2.5 Participation in New Vehicle Swing Line Loans. Immediately upon the making of a New Vehicle Swing Line Loan by the Swing Line Lender, the Swing Line Lender shall be deemed to have sold and transferred to each Lender and each Lender shall be deemed to have purchased and received from the Swing Line Lender, without any further action by any party, an undivided participating interest in each New Vehicle Swing Line Loan in an amount equal to such Lender’s Pro Rata Share; provided, however, that (a) no Lender shall be required to fund its participation in any New Vehicle Swing Line Loan except as set forth in Section 2.2.6(b), and (b) no Lender shall be entitled to share in any payments of principal or interest in respect of its participation except, with respect to any participation funded by such Lender, as set forth herein. Such participation shall be subject to the terms and conditions of this Agreement. 2.2.6 Settlement of New Vehicle Swing Line Loans. (a) Refunding of Loans. (i) Upon the request of the Swing Line Lender, the Agent from time to time shall, on behalf of the New Vehicle Floorplan Borrowers (and each New Vehicle Floorplan Borrower hereby irrevocably authorizes the Agent to so act on its behalf) request each Lender (including Swing Line Lender in its capacity as a Lender) to make a New Vehicle Floorplan Loan to the New Vehicle Floorplan Borrowers, in accordance with the provisions of this Section 2.2.6(a), which shall be applied to repay all or a portion of the outstanding principal balance of the New Vehicle Swing Line Loans (each such New Vehicle Floorplan Loan, a “Refunding New Vehicle Floorplan Loan”), in an amount equal to that Lender’s Pro Rata Share of all or a portion of the then outstanding principal balance of the New Vehicle Swing Line Loans. (ii) Without limiting the foregoing, each Lender agrees that the Agent may request the Lenders to make Refunding New Vehicle Floorplan Loans at any time if (A) a Default has occurred and is continuing, or (B) in the judgment of Swing Line Lender, taking into account the outstanding principal balance of the New Vehicle Swing Line Loans, the anticipated usage of the New Vehicle Swing Line Loans, such Refunding New Vehicle Floorplan Loans are reasonably necessary to ensure that the outstanding principal balance of the New Vehicle Swing Line Loans will not at any time exceed the New Vehicle Swing Line Commitment (it being understood that in order to attain such objective, Swing Line Lender may request refunding of the New Vehicle Swing Line Loans even though the principal balance of the New

58 14555989v114555989v8 Vehicle Swing Line Loans at the time of such request is less than the New Vehicle Swing Line Commitment). (iii) If the Agent makes a request for funding under this Section 2.2.6(a) by 1:00 p.m. (Pacific Time) on any Business Day, the Lenders will deliver the required amount to the Agent no later than 11:00 a.m. (Pacific Time) on the Business Day after such request. The proceeds of all Refunding New Vehicle Floorplan Loans shall be paid by the Agent to the Swing Line Lender in repayment of the outstanding principal balance of the applicable New Vehicle Swing Line Loans. (b) Funding of Participations. In addition to the right of the Swing Line Lender to request refunding of the New Vehicle Swing Line Loans pursuant to Section 2.2.6(a), upon the request of the Swing Line Lender, the Agent may request each Lender (including Swing Line Lender in its capacity as a Lender) to fund its participation in the New Vehicle Swing Line Loans by paying to the Agent, for the account of the Swing Line Lender, its Pro Rata Share of the principal amount of the New Vehicle Swing Line Loans. If the Agent makes such request by 1:00 p.m. (Pacific Time) on any Business Day, the Lenders will deliver such amount to the Agent no later than 11:00 a.m. (Pacific Time) on the Business Day after such request. All participations funded by the Lenders under this Section 2.2.6(b) shall be treated as the funding of New Vehicle Floorplan Loans for purposes of the calculation of the New Vehicle Floorplan Commitment Fee. If any payment paid to any Lender with respect to its participating interest in any New Vehicle Swing Line Loan is thereafter recovered from or must be returned or paid over by Swing Line Lender for any reason, such Lender will pay to the Agent for the account of the Swing Line Lender, such Lender’s Pro Rata Share of such amount and of any interest and other amounts paid or payable by the Swing Line Lender with respect to such amount. The Agent agrees not to request any funding of the Lender’s participations in the New Vehicle Swing Line Loans under this Section 2.2.6(b) at any time that such participations may be legally repaid using advances of the New Vehicle Floorplan Loans under Section 2.2.6(a). (c) Payment to Swing Line Lender. Notwithstanding any contrary provision of this Agreement (i) except as set forth in clause (ii) of this Section 2.2.6(c) all payments of principal and interest on the New Vehicle Swing Line Loans shall be paid by the Agent solely to the Swing Line Lender; and (ii) with respect to each participation in New Vehicle Swing Line Loans which is funded by any Lender, such Lender (including Swing Line Lender in its capacity as Lender) shall be entitled to receive its Pro Rata Share of payments of (A) principal on such New Vehicle Swing Line Loans and (B) interest on such New Vehicle Swing Line Loans only for the period following the date such participation is funded. (d) Obligations Unconditional. The obligation of each Lender to make New Vehicle Floorplan Loans to repay New Vehicle Swing Line Loans pursuant to Section 2.2.6(a) or to fund its participation interests in New Vehicle Swing Line Loans pursuant to Section 2.2.6(b) shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default, the fact that any one or more of the conditions in Article 9 is not satisfied, the termination of the availability of Loans, the fact that such New Vehicle Floorplan Loan is made after the Termination Date in compliance with the terms of a Payment Commitment or to refinance New Vehicle Swing Line Loans made prior to the Termination Date, any defense, setoff, counterclaim or claim for recoupment of any Lender against Agent or Swing

59 14555989v114555989v8 Line Lender or any other circumstance, whether or not similar to the foregoing. Notwithstanding the foregoing, the Lenders shall not be required to refinance New Vehicle Swing Line Loans pursuant to Section 2.2.6(a) or to fund their participation interests in Swing Line Loans pursuant to Section 2.2.6(b) (i) if after giving effect thereto, the outstanding principal balance of such Lender’s New Vehicle Floorplan Loans would exceed its New Vehicle Floorplan Commitment, or (ii) with respect to any portions of the outstanding principal balance of the New Vehicle Swing Line Loans that are funded by Swing Line Lender after Agent is deemed to have knowledge or notice of the occurrence of a Default or after the Termination Date. 2.2.7 Advances Pursuant to Payment Commitment. (a) In addition to New Vehicle Swing Line Loans made pursuant to Section 2.2.3, each New Vehicle Floorplan Borrower authorizes Agent and Swing Line Lender to make payment directly to manufacturers or distributors of Vehicles in payment for New Vehicles purchased by any New Vehicle Floorplan Borrower, in accordance with the terms and conditions of the applicable Payment Commitment. Each payment pursuant to a Payment Commitment shall constitute a New Vehicle Swing Line Loan hereunder in the amount of such payment. The Agent, in its sole discretion, (i) may revise a Payment Commitment at any time, whether or not a Default has occurred, by giving written notice to the applicable manufacturer or distributor and the Company, and (ii) may terminate or suspend a Payment Commitment at any time, whether or not a Default has occurred, by giving written notice to the applicable manufacturer or distributor, and if no Default has occurred and is continuing, to the Company. Each New Vehicle Floorplan Borrower shall be and remain jointly and severally liable to Swing Line Lender for all payments made to a manufacturer or distributor pursuant to a Payment Commitment. The Agent and the Lenders do not assume any responsibility for (and each New Vehicle Floorplan Borrower’s obligation to repay any Advance hereunder will not be affected or impaired in any way by) the correctness, validity, genuineness or sufficiency of any request for payment by a manufacturer or distributor under a Payment Commitment, any documents pertaining thereto or the existence, character, quantity, quality, condition, weight, value or delivery of any Vehicles purchased with the proceeds of any Advance. In this regard, the Agent may conclusively presume and rely upon the validity and the appropriateness of any payment request by a manufacturer or distributor under a Payment Commitment and any and all documents or information related thereto. Notwithstanding any contrary provision hereof, the Agent may take such action as is necessary to terminate any Payment Commitments up to ten (10) days prior to the Termination Date, so that no Payment Commitments shall become payable later than the Termination Date or, at the Agent’s discretion, up to ten (10) days prior thereto. (b) The parties acknowledge that, due to Payment Commitments with Vehicle manufacturers and distributors, New Vehicle Floorplan DealershipsBorrowers may be required to purchase New Vehicles which may cause the outstanding principal balance of the New Vehicle Floorplan Loans and New Vehicle Swing Line Loans to exceed the Aggregate New Vehicle Floorplan Commitment and/or the outstanding principal balance of the New Vehicle Swing Line Loans to exceed the New Vehicle Swing Line Commitment. The Swing Line Lender may, at its option, but without any obligation to do so, make a New Vehicle Swing Line Loan to fund the amount due under any Payment Commitment even if such New Vehicle Swing Line Loan would cause the outstanding principal balance of the New Vehicle Floorplan Loans and New Vehicle Swing Line Loans to exceed the Aggregate New Vehicle Floorplan Commitment

60 14555989v114555989v8 and/or the outstanding principal balance of the New Vehicle Swing Line Loans to exceed the New Vehicle Swing Line Commitment. The New Vehicle Floorplan Borrowers shall pay the amount of such excess to the Agent upon demand as set forth in Section 2.3.4. 2.3 Terms Applicable to New Vehicle Floorplan Loans and New Vehicle Swing Line Loans. 2.3.1 New Vehicle Loan Limits. (a) The aggregate outstanding principal balance of New Vehicle Floorplan Loans and New Vehicle Swing Line Loans shall not at any time exceed the Aggregate New Vehicle Floorplan Commitment. (b) New Vehicle Loans shall only be made to finance Eligible New Vehicles owned by a New Vehicle Floorplan DealershipBorrower. The aggregate outstanding principal balance of the New Vehicle Loans made to finance Eligible New Vehicles (including Fleet Vehicles and Demos) owned by any New Vehicle Floorplan DealershipBorrower shall not at any time exceed the limit (“Dealership Loan Limit”) for such New Vehicle Floorplan Dealership which is agreed to between Agent and the Company from time to time or, if applicable, any manufacturer, distributor, dealership location or other sublimit set forth within such limit (“Dealership Sublimit”)Borrower. (c) No more than 10 Demos owned by any New Vehicle Floorplan DealershipBorrower or dealership location of a New Vehicle Floorplan DealershipBorrower may be financed at any one time. (d) No New Vehicle Loan to finance Eligible New Vehicles (including Fleet Vehicles and Demos) shall exceed an amount equal to 100% of the amount of the manufacturer’s or distributor’s invoice (including freight, advertising and holdbacks) for such Vehicles. No New Vehicle Loan to refinance Former Lender Loans shall exceed an amount equal to the amount calculated in accordance with the preceding sentence. 2.3.2 Changes to New Vehicle Floorplan Limits and New Vehicle Floorplan DealershipsBorrowers. The Agent and the Company may from time to time agree (without requiring the consent of any Lender or any other Borrower) to (a) increase or decrease the Dealership Loan Limit (or any Dealership Sublimit) for any New Vehicle Floorplan DealershipBorrower, (b) change the permitted manufacturers, distributors or brands listed for any New Vehicle Floorplan DealershipBorrower; and (c) add or delete New Vehicle Floorplan DealershipsBorrowers and establish Dealership Loan Limits and permitted manufacturers, distributors and brands for additional New Vehicle Floorplan DealershipsBorrowers. 2.3.3 Additional Required Payments. In addition to payments required by Sections 2.1.5(a), 2.1.5(c), 2.2.4(a), 2.2.4(b), 2.2.6, and the other provisions hereof, New Vehicle Floorplan Borrowers shall also repay the New Vehicle Loans as follows (which payments do not require prior notice to the Agent or Lenders): (a) Sale of Vehicles. (i) The New Vehicle Floorplan Borrowers shall pay to the Agent the entire Related Principal Portion for each financed New Vehicle (except Fleet

61 14555989v114555989v8 Vehicles and Deemed Sales) within five (5) Business Days following the date of sale, disposition or lease of such New Vehicle; and (ii) New Vehicle Floorplan Borrowers shall pay to the Agent the entire Related Principal Portion for each financed Fleet Vehicle by the earlier of (A) three (3) Business Days following any New Vehicle Floorplan Dealership’sBorrower’s receipt of proceeds from the sale of such Fleet Vehicle, or (B) (1) forty-five (45) calendar days following the date of sale of any Fleet Vehicle sold to a governmental agency, or (2) thirty (30) calendar days following the date of sale of any other Fleet Vehicle. (b) Unsold New Vehicles. If any New Vehicle has not been previously sold, the New Vehicle Floorplan Borrowers shall pay the entire Related Principal Portion for such New Vehicle to the Agent on the first New Vehicle Monthly Payment Date which is at least one year following the New Vehicle Loan Advance Date for such New Vehicle (“New Vehicle Required Repayment Date”). Notwithstanding the foregoing, the Related Principal Portion for unsold New Vehicles representing up to 5% of the outstanding principal balance of the New Vehicle Loans may remain unpaid following the New Vehicle Required Repayment Date; provided that the Related Principal Portion for each unsold New Vehicle must be repaid no later than the third New Vehicle Monthly Payment Date following the New Vehicle Required Repayment Date for such New Vehicle. (c) Deemed Sales. If a Deemed Sale of a New Vehicle financed by the Lenders occurs, the New Vehicle Floorplan Borrowers shall pay to the Agent the Related Principal Portion for such Vehicle no later than six (6) Business Days following the date of any Deemed Sale. A “Deemed Sale” with respect to a New Vehicle means any of the following: (i) A New Vehicle Floorplan DealershipBorrower disposes of a New Vehicle by trade with another dealer or other disposition, other than a sale in the ordinary course of such New Vehicle Floorplan Dealership’sBorrower’s business, regardless of whether any payment is due to be made by or to such New Vehicle Floorplan DealershipBorrower in respect of such trade or other disposition. (ii) The New Vehicle ceases to meet the criteria contained in the definition of “Eligible New Vehicle” in this Agreement. (iii) Agent reasonably determines that the fair market value of a New Vehicle has significantly declined, regardless of the reason. 2.3.4 Additional Payments. The Agent and the Lenders shall have no obligation whatsoever, and they have no present intention, to make any New Vehicle Floorplan Loan or New Vehicle Swing Line Loan after the Termination Date or which would cause the principal amount outstanding under this Agreement to exceed any of the limitations stated in this Agreement. The New Vehicle Floorplan Borrowers are and shall be and remain unconditionally jointly and severally liable to the Lenders for, and the New Vehicle Floorplan Borrowers hereby jointly and severally promise to pay to the Agent for the account of the Lenders the amount of all New Vehicle Floorplan Obligations hereunder, including, without limitation, New Vehicle Floorplan Loans and New Vehicle Swing Line Loans in excess of the Swing Line Commitment and/or the Aggregate New Vehicle Floorplan Commitment (whether funded pursuant to Payment Commitments or otherwise) and New Vehicle Floorplan Loans and New Vehicle Swing Line

62 14555989v114555989v8 Loans made after the Termination Date. The New Vehicle Floorplan Borrowers shall pay to the Agent: (a) upon demand, or if earlier immediately upon becoming aware of the overadvance, the amount of any New Vehicle Floorplan Loans and New Vehicle Swing Line Loans in excess of any limitation contained in this Agreement; and (b) upon demand, the amount of any New Vehicle Floorplan Loans and New Vehicle Swing Line Loans made after the Termination Date; together with interest on the principal amount of such New Vehicle Floorplan Loans and New Vehicle Swing Line Loans, as set forth herein. 2.3.5 Payment Commitment Collateral Account. At any time after the Termination Date or, if earlier, the date on which the availability of New Vehicle Floorplan Loans and New Vehicle Swing Line Loans is terminated, the New Vehicle Floorplan Borrowers shall deliver to the Agent funds in an amount equal to the amount which the Agent or Swing Line Lender estimates it may be required to pay to manufacturers and distributors pursuant to Payment Commitments which may be presented on or after such date. Such funds shall be held in a non-interest bearing deposit account (“Payment Commitment Collateral Account”) as additional Collateral for the indebtedness of the New Vehicle Floorplan Borrowers to the Lenders. Each New Vehicle Floorplan Borrower hereby grants to the Agent, for the benefit of the Lenders, a security interest in such funds and such account to secure all New Vehicle Floorplan Obligations. 2.4 New Vehicle Floorplan Borrowers. 2.4.1 Joint and Several Liability. Each New Vehicle Floorplan Borrower shall be jointly and severally liable (each as a primary obligor and not merely as a surety or accommodation maker) for repayment of the New Vehicle Floorplan Loans and New Vehicle Swing Line Loans, and payment and performance of all Obligations of a New Vehicle Floorplan Borrower and/or the New Vehicle Floorplan Borrowers to the Agent and the Lenders under this Agreement and the other Loan Documents. Without limiting the foregoing, each New Vehicle Floorplan Borrower acknowledges and agrees that each of them is jointly and severally liable for all New Vehicle Floorplan Obligations, even if an invoice, billing or other request for payment of some or all of the New Vehicle Floorplan Obligations is addressed to, or stated to be payable by one or more, but less than all of the New Vehicle Floorplan Borrowers. Each New Vehicle Floorplan Borrower jointly and severally promises to pay to the Agent, for the account of the Lenders (including Swing Line Lender), in accordance with the terms of this Agreement, and the other Loan Documents, the principal amount of the New Vehicle Floorplan Loans and New Vehicle Swing Line Loans, plus interest thereon, plus all other New Vehicle Floorplan Obligations. Each New Vehicle Floorplan Borrower shall be jointly and severally liable and responsible for all New Vehicle Floorplan Obligations and payment and performance of all terms, conditions, obligations and agreements applicable to a New Vehicle Floorplan Borrower or New Vehicle Floorplan Borrowers under the Loan Documents. 2.4.2 Maximum Liability. Notwithstanding any contrary provision of this Agreement or the other Loan Documents, the liability of each New Vehicle Floorplan Borrower with respect to the New Vehicle Floorplan Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance (or similar term) under any applicable federal or state law (including Section 548 of the Bankruptcy Code of the United States or any successor

63 14555989v114555989v8 provision); provided, however that release or reduction of the liabilities of one New Vehicle Floorplan Borrower shall not release or reduce the liability of any other New Vehicle Floorplan Borrower for payment and performance of all New Vehicle Floorplan Obligations. 2.4.3 Appointment of Company. Each Subsidiary that is or becomes a New Vehicle Floorplan Borrower hereby irrevocably appoints the Company to act on its behalf in its capacity as a New Vehicle Floorplan Borrower for all purposes relevant to this Agreement and the other Loan Documents. Without limiting the foregoing, each New Vehicle Floorplan Borrower authorizes the Company, on its behalf, to give and receive notices, to request New Vehicle Floorplan Loans and New Vehicle Swing Line Loans, to execute and deliver all documents, instruments, agreements, reports, and certificates required hereunder (including without limitation, Borrower Joinder Agreements, Existing Subsidiary Joinder Agreements and, with respect to the requirement of the Borrowers to acknowledge the following, Loan Party Termination Agreements, Silo Subsidiary Termination Agreements and Borrower Termination Agreements), to make any election or decision which is required of the New Vehicle Floorplan Borrowers, and to receive and/or direct the receipt of the proceeds of any New Vehicle Floorplan Loans or New Vehicle Swing Line Loans. Any acknowledgement, consent, direction, certification, agreement or other action which might otherwise be valid or effective only if given or taken by all New Vehicle Floorplan Borrowers, or by any one or more of the New Vehicle Floorplan Borrowers, shall be valid and effective if given or taken only by the Company, whether or not any other New Vehicle Floorplan Borrower also joins therein. Any notice, demand, consent, acknowledgment, direction, certification or other communication delivered to the Company as a New Vehicle Floorplan Borrower in accordance with the terms of this Agreement and the other Loan Documents shall be deemed to have been delivered to the Company and each other New Vehicle Floorplan Borrower. Each New Vehicle Floorplan Borrower other than the Company agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Company shall be deemed for all purposes to have been made by such New Vehicle Floorplan Borrower and shall be binding upon and enforceable against such New Vehicle Floorplan Borrower to the same extent as if the same had been made directly by such New Vehicle Floorplan Borrower. Notwithstanding the foregoing, the Agent and the Lenders may at any time and from time to time require any one or more of the New Vehicle Floorplan Borrowers to join in or take any action which the Company is authorized to take alone. 2.4.4 Waivers. (a) Each New Vehicle Floorplan Borrower acknowledges that the New Vehicle Floorplan Loans and New Vehicle Swing Line Loans herein will or may be made for the benefit of the other New Vehicle Floorplan Borrowers as well as such New Vehicle Floorplan Borrower and, in full recognition of that fact, each New Vehicle Floorplan Borrower consents and agrees that the Agent and the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability of this Agreement and the other Loan Documents, or the liability of any New Vehicle Floorplan Borrower hereunder or thereunder: (i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the New Vehicle Floorplan Obligations or any part thereof, including any increase or decrease of the rates of interest thereon; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the New Vehicle Floorplan

64 14555989v114555989v8 Obligations or any part thereof, or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the New Vehicle Floorplan Obligations or any part thereof; (iv) accept partial payments on the New Vehicle Floorplan Obligations; (v) receive and hold additional security or guaranties for the New Vehicle Floorplan Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Agent in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the New Vehicle Floorplan Obligations or any part thereof; (viii) settle, release on terms satisfactory to the Agent or by operation of Applicable Law or otherwise liquidate or enforce any New Vehicle Floorplan Obligations and any security or guaranty in any manner; (ix) consent to the transfer of any security and bid and purchase at any sale; and/or (x) consent to the merger, change or any other restructuring or termination of the corporate or other existence of any New Vehicle Floorplan Borrower or any other Person, and correspondingly restructure the New Vehicle Floorplan Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any New Vehicle Floorplan Borrower hereunder, or under any other Loan Document to which any New Vehicle Floorplan Borrower is a party, or affect the enforceability hereof or thereof with respect to all or any part of the New Vehicle Floorplan Obligations. (b) The Agent may enforce this Agreement and the other Loan Documents independently as to each New Vehicle Floorplan Borrower and independently of any other remedy or security the Agent or any Lender at any time may have or hold in connection with the New Vehicle Floorplan Obligations, and it shall not be necessary for the Agent to marshal assets in favor of any New Vehicle Floorplan Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding against any New Vehicle Floorplan Borrower. Each New Vehicle Floorplan Borrower expressly waives any right to require the Agent to marshal assets in favor of any New Vehicle Floorplan Borrower or any other Person or to proceed against any other New Vehicle Floorplan Borrower or any Collateral provided by any other New Vehicle Floorplan Borrower, and agrees that the Agent may proceed against New Vehicle Floorplan Borrowers and/or the Collateral in such order as it shall determine in its sole and absolute discretion. To the extent permitted by Applicable Law, the Agent and the Lenders may file a separate action or actions against any New Vehicle Floorplan Borrower, whether action is brought or prosecuted with respect against any other Person, or whether any other Person is joined in any such action or actions. Each New Vehicle Floorplan Borrower agrees that the Agent, the Lenders and each New Vehicle Floorplan Borrower and Affiliate of any New Vehicle Floorplan Borrower may deal with each other in connection with the New Vehicle Floorplan Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the enforceability of this Agreement and the other Loan Documents or the liability of any New Vehicle Floorplan Borrower. Each New Vehicle Floorplan Borrower shall at all times remain liable for the full amount of the New Vehicle Floorplan Obligations even though the New Vehicle Floorplan Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any other New Vehicle Floorplan Borrower, or any one or more of them or any other Person and whether or not any other New Vehicle Floorplan Borrower

65 14555989v114555989v8 or any other Person shall have any personal liability with respect thereto. To the fullest extent permitted by Applicable Law, each New Vehicle Floorplan Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any other New Vehicle Floorplan Borrower or any other Person with respect to the New Vehicle Floorplan Obligations, (ii) the unenforceability or invalidity of any security or guaranty for the New Vehicle Floorplan Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the New Vehicle Floorplan Obligations, (iii) the cessation from any cause whatsoever of the liability of any other New Vehicle Floorplan Borrower or any other Person (other than by reason of the full payment and performance of all New Vehicle Floorplan Obligations), (iv) any failure of the Agent to marshal assets in favor of any New Vehicle Floorplan Borrower or any other Person, (v) except as otherwise provided in this Agreement, or in the other Loan Documents, any failure of the Agent to give notice of sale or other disposition of Collateral to any New Vehicle Floorplan Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (vi) any act or omission of the Agent or any Lender or others that directly or indirectly results in or aids the discharge or release of any other New Vehicle Floorplan Borrower or any other Person or the New Vehicle Floorplan Obligations or any security or guaranty therefor by operation of Applicable Law or otherwise, (vii) any Applicable Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation, (viii) any failure of the Agent or any Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (ix) any election made by the Agent or any Lender in any bankruptcy proceeding of any Person, (x) any extension of credit or the grant of any security interest under any provision of the United States Bankruptcy Code, (xi) any use of cash collateral under the United States Bankruptcy Code, (xii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (xiii) the avoidance of any security in favor of the Agent or the Lenders for any reason, (xiv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the New Vehicle Floorplan Obligations (or any interest thereon) in or as a result of any such proceeding, (xv) to the extent permitted, the benefits of any form of one-action rule under any Applicable Law, or (xvi) any action taken by the Agent or any Lender that is authorized by this Agreement or any provision of any other Loan Document. Each New Vehicle Floorplan Borrower expressly waives any right to enforce any remedy that the Agent or any Lender now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by the Agent or any Lender. Each New Vehicle Floorplan Borrower waives all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the New Vehicle Floorplan Obligations has destroyed such New Vehicle Floorplan Borrower’s rights of subrogation and reimbursement against the principal. 2.4.5 Condition of the New Vehicle Floorplan Borrowers. Each New Vehicle Floorplan Borrower represents and warrants to the Agent and the Lenders that such New Vehicle Floorplan Borrower has established adequate means of obtaining from the other New Vehicle Floorplan Borrowers, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the New Vehicle Floorplan

66 14555989v114555989v8 Borrowers and their properties, and each New Vehicle Floorplan Borrower now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the other New Vehicle Floorplan Borrowers and their properties. Each New Vehicle Floorplan Borrower hereby expressly waives and relinquishes any duty on the part of the Agent and the Lenders (should any such duty exist) to disclose to such New Vehicle Floorplan Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of any other New Vehicle Floorplan Borrower or its properties, whether now known or hereafter known by the Agent or any Lender during the life of this Agreement. With respect to any of the New Vehicle Floorplan Obligations, the Agent and the Lenders need not inquire into the powers of any New Vehicle Floorplan Borrower or the officers or employees acting or purporting to act on its behalf, and each New Vehicle Floorplan Borrower shall be liable for all New Vehicle Floorplan Obligations made or created in good faith reliance upon the professed exercise of such powers. 2.4.6 Liens on Real Property. In the event that all or any part of the New Vehicle Floorplan Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real property, each New Vehicle Floorplan Borrower authorizes the Agent, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any New Vehicle Floorplan Obligations of any New Vehicle Floorplan Borrower, the enforceability of this Agreement, or the validity or enforceability of any security interests of the Agent on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each New Vehicle Floorplan Borrower expressly waives any defenses to the enforcement of any security interests created by any Collateral Documents or to the recovery by the Agent or any Lender against any New Vehicle Floorplan Borrower or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of such New Vehicle Floorplan Borrower and may preclude such New Vehicle Floorplan Borrower from obtaining reimbursement or contribution from any other Person. Each New Vehicle Floorplan Borrower expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein which is owned by another New Vehicle Floorplan Borrower or any other Person and is subject to any such deeds of trust or mortgages or other instruments and any New Vehicle Floorplan Borrower’s failure to receive any such notice shall not impair or affect such New Vehicle Floorplan Borrower’s obligations hereunder or the enforceability of this Agreement and the other Loan Documents. 2.4.7 Waiver of Rights of Subrogation. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any New Vehicle Floorplan Borrower is a party, each New Vehicle Floorplan Borrower hereby waives with respect to each other New Vehicle Floorplan Borrower and its successors and assigns (including any surety), any and all rights at law or in equity to subrogation, to reimbursement, to indemnity, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker which any New Vehicle Floorplan Borrower may have or hereafter acquire against any other New Vehicle Floorplan Borrower in connection with or as a result of such New Vehicle Floorplan Borrowers’ execution, delivery and/or performance of this Agreement or any other Loan Document to which any New Vehicle

67 14555989v114555989v8 Floorplan Borrower is a party, in each case, until the full and final payment of the New Vehicle Floorplan Obligations and termination of the Commitments under this Agreement. Until the full and final payment of the New Vehicle Floorplan Obligations and the termination of the Commitments under this Agreement, each New Vehicle Floorplan Borrower agrees that it shall not have or assert any such rights against any other New Vehicle Floorplan Borrower or its successors and assigns (including any surety) which is directly or indirectly a creditor of any other New Vehicle Floorplan Borrower or any surety for any other New Vehicle Floorplan Borrower, either directly or as an attempted setoff to any action commenced against any New Vehicle Floorplan Borrower by any other New Vehicle Floorplan Borrower (as a borrower or in any other capacity). Each New Vehicle Floorplan Borrower hereby acknowledges and agrees that this waiver is intended to benefit the Agent and the Lenders and shall not limit or otherwise affect its liability hereunder, under any other Loan Document to which any New Vehicle Floorplan Borrower is a party, or the enforceability hereof or thereof. 2.4.8 Waiver of Discharge. Without limiting the generality of the foregoing, to the fullest extent permitted by Applicable Law, each New Vehicle Floorplan Borrower hereby waives discharge based upon all defenses based on suretyship or impairment of collateral. 2.4.9 Understandings with Respect to Waivers and Consents. Each New Vehicle Floorplan Borrower warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such New Vehicle Floorplan Borrowers otherwise may have against the other New Vehicle Floorplan Borrowers, the Agent, any Lender, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable. If any of the waivers or consents herein is determined to be contrary to any Applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Applicable Law. 2.4.10 Mutual Benefit. Each New Vehicle Floorplan Borrower agrees that the credit accommodations to be extended by the Lenders under this Agreement and the other Loan Documents are of benefit to each of them, that each New Vehicle Floorplan Borrower is a direct and indirect beneficiary of the value given thereunder, and each extension of credit under this Agreement, and the other Loan Documents will be of substantial benefit to each New Vehicle Floorplan Borrower. 2.5 Addition of New Vehicle Floorplan DealershipsBorrowers. (a) If, on or after the Closing Date, any new Dealership (other than a Foreign Dealership, Dual Subsidiary or Silo Subsidiary) is established or any existing Dealership (other than a Foreign Dealership, Dual Subsidiary or Silo Subsidiary) requires financing for its New Vehicles, the Company shall deliver to the Agent a written notice specifying the name of the additional New Vehicle Floorplan DealershipBorrower, the proposed Dealership Loan Limit for such DealershipNew Vehicle Floorplan Borrower, the applicable manufacturers to be financed for such DealershipNew Vehicle Floorplan Borrower and any other information requested by the Agent. Upon approval by the Agent, establishment of a Dealership Loan Limit and, if applicable, Dealership Loan Sublimit(s), and satisfaction of the requirements in Section 9.3, such Dealership shall become a New Vehicle Floorplan DealershipBorrower and entitled to finance Eligible New Vehicles

68 14555989v114555989v8 hereunder. For purposes of clarification, no Dealership (other than a Foreign Dealership, Dual Subsidiary, Silo Subsidiary or a Dealership that is financing its New Vehicles with the proceeds of Indebtedness permitted under Sections 13.10(o) or (s)) shall incur any indebtedness to finance New Vehicles, except for New Vehicle Floorplan Loans under this Agreement, without the consent of the Agent and the Lenders. (b) If any new Canadian Dealership is established or any existing Canadian Dealership requires financing for its New Vehicles, the Company may deliver to the Agent a written notice specifying the name of the additional New Vehicle Floorplan DealershipBorrower, the proposed Dealership Loan Limit for such DealershipNew Vehicle Floorplan Borrower, the applicable manufacturers to be financed for such Dealership and any other information requested by the Agent. Upon approval by all Lenders, in each Lender’s sole discretion, establishment of a Dealership Loan Limit and, if applicable, Dealership Loan Sublimit(s), and satisfaction of the requirements in Section 9.3, such Canadian Dealership shall become a New Vehicle Floorplan DealershipBorrower and entitled to finance Eligible New Vehicles hereunder. 2.6 PR Account. In addition to any payments otherwise required by this Agreement, the New Vehicle Floorplan Borrowers may reduce the outstanding principal balance of the New Vehicle Floorplan Loans by means of one or more flooring line principal reduction accounts (each, a “PR Account”). At the Company’s request, the Agent will establish a PR Account for a New Vehicle Floorplan Borrower (each New Vehicle Floorplan Borrower having a PR Account, a “PR Account Borrower”) for the sole purpose of recording voluntary reductions in principal. A PR Account is not a deposit account, and PR Account Borrowers shall have no right or interest in any balance in such account, except as expressly provided in this Section 2.6. Each PR Account is subject to the following provisions. 2.6.1 PR Account Payments. A PR Account Borrower, at its discretion, may make payments to a PR Account (each, a “PR Account Payment”) at any time, subject to the provisions of subsections 2.6.3 and 2.6.7 of this Section 2.6 and further subject to the following conditions: (a) All payments into a PR Account must be made as transfers of collected funds from a deposit account of a PR Account Borrower with the Agent. (b) Payments into a PR Account must be in amounts of at least $1,000,000 (unless otherwise agreed to by the Agent). (c) The balance in a PR Account may not at any time exceed the aggregate outstanding principal balance of the New Vehicle Floorplan Loans. If the amount in a PR Account exceeds the maximum amount permitted hereunder, the Agent is authorized to make a PR Account Advance (defined below) in the amount of any such excess and deposit such amount in a deposit account of the applicable PR Account Borrower with the Agent. Notwithstanding the foregoing, any PR Accounts in existence on or prior to the Closing Date may be consolidated into a single PR Account in the name of the Company on behalf of each PR Account Borrower.

69 14555989v114555989v8 2.6.2 PR Account Advances. The New Vehicle Floorplan Borrowers may re- borrow any balance in a PR Account as a New Vehicle Floorplan Loan (a “PR Account Advance”) at any time during the term of this Agreement, subject to the provisions of subsections 2.6.3 and 2.6.6 of this Section 2.6 and further subject to the following conditions: (a) No Event of Default shall have occurred and be continuing under this Agreement. (b) PR Account Advances must be in amounts of at least $1,000,000 (unless otherwise agreed to by the Agent), except the Company (on behalf of a PR Account Borrower) may request a PR Account Advance in the amount of the remaining balance in a PR Account if the remaining balance is less than $1,000,000; provided, however, that PR Account Advances made by the Agent pursuant to subsections 2.6.1 and 2.6.7 of this Section 2.6 shall not be so limited. 2.6.3 Requests for PR Account Payments and Advances. Whenever a PR Account Borrower wishes to make a PR Account Payment or obtain a PR Account Advance, the Company shall give Agent irrevocable notice thereof no later than 11:00 a.m. (Pacific time) at least one Business Day prior to the date of the requested PR Account Payment or PR Account Advance (unless otherwise agreed to by the Agent). Such notice shall specify the amount of, and requested date of, the requested PR Account Payment or PR Account Advance and include any other information requested by the Agent. 2.6.4 Limitation on Transactions in PR Account. The total number of payments to and advances from a PR Account shall not exceed 6 transactions per calendar month in the aggregate (unless otherwise agreed to by the Agent). 2.6.5 Application of PR Account Balance. TheExcept as otherwise expressly provided in this Agreement, the balance in all PR Accounts shall be applied to reduce the outstanding principal balance of the New Vehicle Floorplan Loans for the purpose of computation of interest only, and shall in no way limit or modify the principal payment requirements set forth elsewhere in this Agreement. Notwithstanding any other provision in this Section 2.6, except as expressly set forth in the last sentence of Section 2.1.7 with respect to the New Vehicle Floorplan Commitment Fee payable to Swing Line Lenderthis Agreement, the balance in a PR Account may not be used to reduce any principal amount outstanding for purposes of determining any remaining availability under the lines of credit established by Sections 2.1 or 2.2 of this Agreement or any of the other limitations stated in this Agreement. 2.6.6 Record of PR Account. All payments into a PR Account and all PR Account Advances shall be recorded on the Agent’s books. 2.6.7 Termination of PR Accounts. The Agent and the Company on behalf of the New Vehicle Floorplan Borrowers, may mutually agree to terminate this Section 2.6 at such time as is agreed upon between them. In addition, the Agent may terminate this Section 2.6: (a) without prior notice upon the occurrence (or at any time during the continuation) of an Event of Default or (b) upon thirty (30) days’ notice to the Company if the reason for the termination is that the Agent has decided not to offer PR Accounts to its customers generally or that the Agent

70 14555989v114555989v8 is prohibited or restricted by law or regulation from offering PR Accounts. Provided that no Event of Default exists, upon termination of this Section 2.6, the Agent shall make a PR Account Advance in an amount equal to the balance in each PR Account and deposit such amount in a deposit account of the applicable New Vehicle Floorplan Borrower with the Agent. If an Event of Default has occurred and is continuing, then upon termination of this Section 2.6, PR Account Borrowers shall have no further right to receive any PR Account Advances and the Agent may apply the balance in any PR Account to the Obligations in accordance with the provisions of this Agreement. 2.6.8 Used Vehicle Floorplan Borrowers and Service Loaner Vehicle Floorplan Borrowers. Notwithstanding the terms set forth in this Section 2.6 or otherwise in this Agreement, no Used Vehicle Floorplan Borrower or Service Loaner Vehicle Floorplan Borrower shall be a PR Account Borrower prior to the VIN Transition Date. ARTICLE 3 USED VEHICLE FLOORPLAN AND SERVICE LOANER VEHICLE FLOORPLAN LINE OF CREDIT 3.1 Used Vehicle Floorplan Loans. 3.1.1 Used Vehicle Floorplan Commitment. Subject to the terms and conditions of this Agreement, each Lender severally and not jointly agrees to make loans (each a “Used Vehicle Floorplan Loan”) to the Used Vehicle Floorplan BorrowerBorrowers on a revolving credit basis during the period from the Closing Date to but not including the Termination Date; provided that (a) the aggregate outstanding principal balance of the Used Vehicle Floorplan Loans made by each Lender, plus the outstanding principal balance of such Lender’s participating interest in the Used Vehicle Swing Line Loans shall not at any time exceed an amount equal to such Lender’s Used Vehicle Floorplan Commitment; (b) the outstanding principal balance of all Used Vehicle Floorplan Loans shall not at any time exceed, in the aggregate, as to all Lenders, the Maximum Used Vehicle Floorplan Amount, and (c) the outstanding principal balance of all Used Vehicle Floorplan Loans, plus the outstanding principal balance of all Used Vehicle Swing Line Loans, shall not at any time exceed, in the aggregate, as to all Lenders, the Maximum Used Vehicle Floorplan Amount. Subject to the terms and conditions hereof, Borrowerthe Used Vehicle Floorplan Borrowers may borrow, prepay and reborrow Used Vehicle Floorplan Loans. 3.1.2 Purpose of Used Vehicle Floorplan Loans. The Used Vehicle Floorplan BorrowerBorrowers shall use the proceeds of the Used Vehicle Floorplan Loans to finance Used Vehicles owned by a Dealership (including to refinance Former Lender Loans and to finance VIN Transition Vehicles (and to refinance any outstanding Loans in connection therewith)) and to refinance Used Vehicle Swing Line Loans. Used Vehicle Floorplan Loans to any Canadian Dealership, or to any Dealership or Subsidiary that is located in or does financing of Used Vehicles in Canada, must be approved in advance by all Lenders, in each Lender’s sole discretion. 3.1.3 Requests for Used Vehicle Floorplan Loans. Whenever thea Used Vehicle Floorplan Borrower wishes to obtain a Used Vehicle Floorplan Loan, itthe Company

71 14555989v114555989v8 shall give Agent irrevocable notice thereof no later than 11:00 a.m. (Pacific Time) at least one Business Day prior to the date of the requested borrowing. Such notice shall specify the requested borrowing date (which must be a Business Day), the amount of the Used Vehicle Floorplan Loan, and include any other information and documentation reasonably requested by the Agent, including, but not limited to, the make, model and vehicle identification number of each Used Vehicle to be financed thereby. The Agent will promptly notify each Lender of its receipt of any request for a Used Vehicle Floorplan Loan and of the amount of its Pro Rata Share of such Used Vehicle Floorplan Loan. Each Used Vehicle Floorplan Advance shall be in a minimum amount of $1,000,000 and in multiples of $100,000 above such amount. 3.1.4 Funding of Used Vehicle Floorplan Loans. If the Agent notifies the Lenders of a request for a Used Vehicle Floorplan AdvanceLoan by 1:00 p.m. (Pacific Time) on any Business Day, each Lender will deliver its Pro Rata Share of such Used Vehicle Floorplan AdvanceLoan to the Agent by 11:00 a.m. (Pacific Time) on the Business Day after such notification. 3.1.5 Used Vehicle Floorplan Payments. (a) Interest Payments. Interest on the unpaid principal balance of the Used Vehicle Floorplan Loans shall be paid monthly by the Used Vehicle Floorplan BorrowerBorrowers in an amount equal to all interest accrued during the prior calendar month. Such interest payments shall be made on each Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date commencing with the first such date to occur following the Closing Date and continuing thereafter. All accrued interest outstanding on the Termination Date shall be due and payable in full on the Termination Date. (b) Voluntary Principal Payments. The Used Vehicle Floorplan BorrowerBorrowers may make voluntary repayments of all or a portion of the outstanding principal balance of the Used Vehicle Floorplan Loans if the Used Vehicle Floorplan BorrowerCompany gives Agent written or telephonic notice of such voluntary repayment no later than 11:00 a.m. (Pacific Time) at least one Business Day prior to the date of such repayment; provided that each such voluntary principal repayment shall be in a minimum amount of $1,000,000 and in multiples of $100,000 above such amount unless the Used Vehicle Floorplan Loans are being repaid in full. Such notice shall specify the anticipated date of the voluntary repayment and the principal amount of the Used Vehicle Floorplan Loans that will be repaid on such date. Any voluntary repayment of the Used Vehicle Floorplan Loans that is received by the Agent without such notice shall be deemed to have been received by the Agent on the Business Day after such payment is actually received by the Agent and interest shall accrue on the amounts so repaid through the date of such deemed receipt. (c) Principal Payment at Maturity. The entire outstanding principal balance of the Used Vehicle Floorplan Loans plus all interest accrued thereon shall be due and payable in full by the Used Vehicle Floorplan BorrowerBorrowers on the Termination Date. (d) Principal Payment Upon Dual Subsidiary Financing Commencement Date. If the Company designates a Subsidiary as a Dual Subsidiary in accordance with Section 6.19, then the Used Vehicle Floorplan BorrowerBorrowers shall repay

72 14555989v114555989v8 each Used Vehicle Floorplan Loan and each Used Vehicle Swing Line Loan with respect to any Used Vehicle that is subsequently financed by Permitted Dual Subsidiary Indebtedness immediately upon the Dual Subsidiary Financing Commencement Date. 3.1.6 Voluntary Reduction or Termination of Commitment. The Used Vehicle Floorplan BorrowerBorrowers may from time to time on at least ten (10) Business Day’s prior written notice to the Agent (which shall promptly advise each Lender thereof) permanently reduce the Aggregate Used Vehicle Floorplan Commitment to an amount not less than the then outstanding principal balance of the Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in PR Accounts). Concurrently with any reduction of the Aggregate Used Vehicle Floorplan Commitment to zero, (a) no further Used Vehicle Floorplan Loans or Used Vehicle Swing Line Loans will be made, and (b) the Used Vehicle Floorplan BorrowerBorrowers shall pay all principal and interest on the Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans and all fees and other amounts owing to the Agent and the Lenders. All reductions of the Aggregate Used Vehicle Floorplan Commitment shall reduce the Used Vehicle Floorplan Commitments pro rata among the Lenders according to their respective Pro Rata Shares; and except as otherwise set forth in the proviso to this Section 3.1.6, shall reduce the Used Vehicle Swing Line Commitment in proportion to the reduction of the Aggregate Used Vehicle Floorplan Commitment; provided, however, that (unless the Aggregate Used Vehicle Floorplan Commitment is reduced to less than such amount), the Used Vehicle Swing Line Commitment shall not be reduced. 3.1.7 Used Vehicle Floorplan Commitment Fee. The Used Vehicle Floorplan Borrower agreesBorrowers agree to pay to the Agent, for the account of the Lenders, a commitment fee (the “Used Vehicle Floorplan Commitment Fee”) calculated at a per annum rate equal to the Used Vehicle Floorplan Commitment Fee Rate on the average daily amount by which the Aggregate Used Vehicle Floorplan Commitment exceeds the sum of (a) the actual aggregate outstanding principal balance of the Used Vehicle Swing Line Loans on each day (it being understood that any portion of the outstanding principal balance of the Used Vehicle Swing Line Loans ceases to be outstanding under the Used Vehicle Swing Line Loans and commences being a portion of the outstanding principal balance under the Used Vehicle Floorplan Loans on the date that the Used Vehicle Floorplan Loans are funded to repay such portion of the outstanding principal balance of the Used Vehicle Swing Line Loans); plus (b) the actual aggregate outstanding principal balance of the Used Vehicle Floorplan Loans on each day; provided that, if the aggregate amount of the Used Vehicle Floorplan Commitment Fee payable for any period to the Lenders other than the Swing Line Lender (as set forth in the third sentence of this paragraph) exceeds the amount calculated under this sentence, then the Used Vehicle Floorplan Borrower agreesBorrowers agree to pay to the Agent, for the account of such Lenders, such additional amounts so that each Lender other than the Swing Line Lender receives the full amount of Used Vehicle Floorplan Commitment Fee described in the third sentence of this paragraph. The accrued Used Vehicle Floorplan Commitment Fee shall be due and payable in arrears on each Quarterly Payment Date hereafter and on the Termination Date for the three month period or other time period ending on the last day of the preceding fiscal quarter or on the Termination Date. The Used Vehicle Floorplan Commitment Fee payable to each Lender other than the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate Used Vehicle

73 14555989v114555989v8 Floorplan Commitment exceeds the actual aggregate outstanding principal balance of the Used Vehicle Floorplan Loans on each day. The Used Vehicle Floorplan Commitment Fee payable to the Lender which is the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate Used Vehicle Floorplan Commitment exceeds the actual aggregate outstanding principal balance of the Used Vehicle Floorplan Loans on each day and subtracting from that amount the average daily outstanding principal balance of the Used Vehicle Swing Line Loans.; provided, however, that notwithstanding any contrary provision of Section 2.6, solely for purposes of calculating the amount payable to the Swing Line Lender, the principal balance of the Used Vehicle Swing Line Loans shall be deemed to be reduced by the aggregate balance in the PR Accounts, but in no event shall be reduced to less than zero. 3.1.8 Additional Payments. The Lenders shall have no obligation whatsoever, and they have no present intention, to make any Used Vehicle Floorplan Loan or Used Vehicle Swing Line Loan after the Termination Date or which would cause the principal amount outstanding under this Agreement to exceed any of the limitations stated in this Agreement. Notwithstanding the foregoing, the Used Vehicle Floorplan Borrower isBorrowers are and shall be and remain unconditionally liable to the Lenders for, and the Used Vehicle Floorplan BorrowerBorrowers hereby promisespromise to pay to the Agent for the account of the Lenders the amount of all Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, and other Used Vehicle Floorplan Obligations hereunder, including without limitation Loans in excess of the limitations set forth herein and Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans made after the Termination Date. The Used Vehicle Floorplan BorrowerBorrowers shall pay to the Agent: (a) upon demand, or if earlier immediately upon becoming aware of the overadvance, the amount of any Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans in excess of any limitation contained in this Agreement; and (b) upon demand, the amount of any Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans made after the Termination Date; together with interest on the principal amount of such Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans, as set forth herein. 3.2 Used Vehicle Swing Line Loans. 3.2.1 Used Vehicle Swing Line Commitment. Subject to the terms and conditions of this Agreement, the Swing Line Lender shall make loans (each, a “Used Vehicle Swing Line Loan”) to the Used Vehicle Floorplan BorrowerBorrowers on a revolving credit basis during the period from the Closing Date to but not including the Termination Date; provided that (a) the aggregate outstanding principal balance of the Used Vehicle Swing Line Loans shall not at any time exceed the Used Vehicle Swing Line Commitment; and (b) the outstanding principal balance of all Used Vehicle Floorplan Loans made by all Lenders plus the outstanding principal balance of all Used Vehicle Swing Line Loans, shall not at any time exceed the Maximum Used Vehicle Floorplan Amount. Subject to the terms and conditions hereof, the Used Vehicle Floorplan BorrowerBorrowers may borrow, prepay and reborrow Used Vehicle Swing Line Loans. 3.2.2 Purpose of Used Vehicle Swing Line Loans. The Used Vehicle Floorplan BorrowerBorrowers shall use the proceeds of the Used Vehicle Swing Line Loans for purposes permitted by Section 3.1.2 andto finance Eligible Used Vehicles owned by such Used

74 14555989v114555989v8 Vehicle Floorplan Borrower (including to refinance Former Lender Loans and to finance VIN Transition Vehicles (and to refinance any outstanding Loans in connection therewith)) and, prior to the VIN Transition Date, to fund Used Vehicle Sweep Advances pursuant to Section 3.2.7. 3.2.3 Requests for Used Vehicle Swing Line Loans. Except as set forth in Section 3.2.7, whenever the Used Vehicle Floorplan Loan Borrower wishesBorrowers wish to obtain a Used Vehicle Swing Line Loan, the Used Vehicle Floorplan BorrowerCompany shall give Agent irrevocable notice thereof no later than 1:00 p.m. (Pacific Time) on the requested date of such Used Vehicle Swing Line Loan, unless Swing Line Lender agrees in each instance, in its sole discretion, to a shorter time period. Such notice shall specify the requested borrowing date (which must be a Business Day) and the amount of the Used Vehicle Swing Line Loan and include any other documentation and information reasonably requested by the Agent. 3.2.4 Used Vehicle Swing Line Loan Payments. (a) Interest Payments. Interest on the unpaid principal balance of the Used Vehicle Swing Line Loans shall be paid monthly by the Used Vehicle Floorplan BorrowerBorrowers in an amount equal to all interest accrued during the prior calendar month. Such interest payments shall be made on each Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date commencing with the first such date to occur following the Closing Date and continuing thereafter. All accrued interest outstanding on the Termination Date shall be due and payable in full on the Termination Date. (b) Principal Payments. The entire outstanding principal balance of the Used Vehicle Swing Line Loans plus all interest accrued thereon shall be due and payable in full by the Used Vehicle Floorplan BorrowerBorrowers on the Termination Date. In addition, the principal balance of the Used Vehicle Swing Line Loans shall be due and payable as required by Section 3.2.6. 3.2.5 Participation in Used Vehicle Swing Line Loans. Immediately upon the making of a Used Vehicle Swing Line Loan by the Swing Line Lender, the Swing Line Lender shall be deemed to have sold and transferred to each Lender and each Lender shall be deemed to have purchased and received from the Swing Line Lender, without any further action by any party, an undivided participating interest in each Used Vehicle Swing Line Loan in an amount equal to such Lender’s Pro Rata Share; provided, however, that (a) no Lender shall be required to fund its participation in any Used Vehicle Swing Line Loan except as set forth in Section 3.2.6(b), and (b) no Lender shall be entitled to share in any payments of principal or interest in respect of its participation except, with respect to any participation funded by such Lender, as set forth herein. Such participation shall be subject to the terms and conditions of this Agreement. 3.2.6 Settlement of Used Vehicle Swing Line Loans. (a) Refunding of Loans. (i) Upon the request of the Swing Line Lender, the Agent from time to time shall, on behalf of the Used Vehicle Floorplan BorrowerBorrowers (and the Used Vehicle Floorplan BorrowerBorrowers hereby irrevocably authorizesauthorize the Agent to so act on its behalf) request each Lender (including Swing Line Lender in its capacity as a Lender) to

75 14555989v114555989v8 make a Used Vehicle Floorplan Loan to the Used Vehicle Floorplan BorrowerBorrowers, in accordance with the provisions of this Section 3.2.6(a), which shall be applied to repay all or a portion of the outstanding principal balance of the Used Vehicle Swing Line Loans (each such Used Vehicle Floorplan Loan, a “Refunding Used Vehicle Floorplan Loan”), in an amount equal to that Lender’s Pro Rata Share of all or a portion of the then outstanding principal balance of the Used Vehicle Swing Line Loans. (ii) Without limiting the foregoing, each Lender agrees that the Agent may request the Lenders to make Refunding Used Vehicle Floorplan Loans at any time if (A) a Default has occurred and is continuing, or (B) in the judgment of Swing Line Lender, taking into account the outstanding principal balance of the Used Vehicle Swing Line Loans and the anticipated usage of the Used Vehicle Swing Line Loans, and the operation of the Credit Sweep pursuant to Section 3.2.7 prior to the VIN Transition Date, such Refunding Used Vehicle Floorplan Loans are reasonably necessary to ensure that the outstanding principal balance of the Used Vehicle Swing Line Loans will not at any time exceed the Used Vehicle Swing Line Commitment or such lesser amount as is permitted to be outstanding on the Used Vehicle Swing Line Loans at such time (it being understood that in order to attain such objective, Swing Line Lender may request refunding of the Used Vehicle Swing Line Loans even though the principal balance of the Used Vehicle Swing Line Loans at the time of such request is less than the Used Vehicle Swing Line Commitment or the amount permitted to be outstanding on the Used Vehicle Swing Line Loans). (iii) If the Agent makes a request for funding under this Section 3.2.7(a) by 1:00 p.m. (Pacific Time) on any Business Day, the Lenders will deliver the required amount to the Agent no later than 11:00 a.m. (Pacific Time) on the Business Day after such request. The proceeds of all Refunding Used Vehicle Floorplan Loans shall be paid by the Agent to the Swing Line Lender in repayment of the outstanding principal balance of the applicable Used Vehicle Swing Line Loans. (b) Funding of Participations. In addition to the right of the Swing Line Lender to request refunding of the Used Vehicle Swing Line Loans pursuant to Section 3.2.6(a), upon the request of the Swing Line Lender, the Agent may request each Lender (including Swing Line Lender in its capacity as a Lender) to fund its participation in the Used Vehicle Swing Line Loans by paying to the Agent, for the account of the Swing Line Lender, its Pro Rata Share of the principal amount of the Used Vehicle Swing Line Loans. If the Agent makes such request by 1:00 p.m. (Pacific Time) on any Business Day, the Lenders will deliver such amount to the Agent no later than 11:00 a.m. (Pacific Time) on the Business Day after such request. All participations funded by the Lenders under this Section 3.2.6(b) shall be treated as the funding of Used Vehicle Floorplan Loans for purposes of the calculation of the Used Vehicle Floorplan Commitment Fee. If any payment paid to any Lender with respect to its participating interest in any Used Vehicle Swing Line Loan is thereafter recovered from or must be returned or paid over by Swing Line Lender for any reason, such Lender will pay to the Agent for the account of the Swing Line Lender, such Lender’s Pro Rata Share of such amount and of any interest and other amounts paid or payable by the Swing Line Lender with respect to such amount. The Agent agrees not to request any funding of the Lender’s participations in the Used Vehicle Swing Line Loans under this Section 3.2.6(b) at any time that such participations may be legally repaid using advances of Used Vehicle Floorplan Loans under Section 3.2.6(a).

76 14555989v114555989v8 (c) Payment to Swing Line Lender. Notwithstanding any contrary provision of this Agreement (i) except as set forth in clause (ii) of this Section 3.2.6(c) all payments of principal and interest on the Used Vehicle Swing Line Loans shall be paid by the Agent solely to the Swing Line Lender; and (ii) with respect to each participation in Used Vehicle Swing Line Loans which is funded by any Lender, such Lender (including Swing Line Lender in its capacity as Lender) shall be entitled to receive its Pro Rata Share of payments of (A) principal on such Used Vehicle Swing Line Loans and (B) interest on such Used Vehicle Swing Line Loans only for the period following the date such participation is funded. (d) Obligations Unconditional. The obligation of each Lender to make Used Vehicle Floorplan Loans to repay Used Vehicle Swing Line Loans pursuant to Section 3.2.6(a) or to fund its participation interests in Used Vehicle Swing Line Loans pursuant to Section 3.2.6(b) shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default, the fact that any one or more of the conditions in Article 9 is not satisfied, the termination of the availability of Loans, the fact that such Used Vehicle Floorplan Loan is made after the Termination Date to refinance Used Vehicle Swing Line Loans made prior to the Termination Date, any defense, setoff, counterclaim or claim for recoupment of any Lender against Agent or Swing Line Lender or any other circumstance, whether or not similar to the foregoing. Notwithstanding the foregoing, the Lenders shall not be required to repay Used Vehicle Swing Line Loans pursuant to Section 3.2.6(a) or to fund their participation interests in Used Vehicle Swing Line Loans pursuant to Section 3.2.6(b) with respect to any portions of the outstanding principal balance of the Used Vehicle Swing Line Loans that are funded by Swing Line Lender after Agent is deemed to have knowledge or notice of the occurrence of a Default or after the Termination Date. 3.2.7 Credit Sweep. (a) Notwithstanding the provisions of Section 3.2.3, in addition to Used Vehicle Swing Line Loans requested pursuant to Section 3.2.3, the Used Vehicle Floorplan BorrowerBorrowers may also obtain and repay Used Vehicle Swing Ling Loans in accordance with the provisions of this Section 3.2.7 (each, a “Used Vehicle Sweep Advance”). Used Vehicle Sweep Advances shall be Used Vehicle Swing Line Loans. (b) Funds may be transferred between one or more deposit accounts maintained by the Used Vehicle Floorplan BorrowerBorrowers with the Agent (each, a “Used Vehicle Floorplan DDA”) and the Swing Line Loans. Collected funds in the Used Vehicle Floorplan DDA may be transferred to the Used Vehicle Swing Line Loans to reduce the outstanding principal balance thereof and Used Vehicle Sweep Advances may be made to maintain an agreed upon collected balance in the Used Vehicle Floorplan DDA. (c) All Used Vehicle Sweep Advances shall be deemed to have been requested by the Used Vehicle Floorplan BorrowerBorrowers and shall be subject to the terms and conditions of this Agreement and the other Loan Documents, and shall also be subject to the Agent’s deposit account, treasury management and other agreements with the Used Vehicle Floorplan BorrowerBorrowers; provided, however, that if there is any conflict between the terms of such agreements and the Loan Documents, the terms of the Loan Documents shall control.

77 14555989v114555989v8 (d) The Used Vehicle Floorplan BorrowerBorrowers may terminate this service by written notice executed by the Used Vehicle Floorplan BorrowerBorrowers and delivered to the Agent. The Agent may change the terms or discontinue this service at any time upon written notice to the Used Vehicle Floorplan BorrowerBorrowers. (e) The Used Vehicle Floorplan BorrowerBorrowers shall pay such fees for this sweep service as may be disclosed to the Used Vehicle Floorplan BorrowerBorrowers by the Agent. Such fees shall be for the sole account of the Agent. (f) Upon the occurrence of the VIN Transition Date, the terms and conditions of this Section 3.2.7 shall automatically terminate. 3.3 Service Loaner Vehicle Floorplan Loans. 3.3.1 Service Loaner Vehicle Floorplan Commitment. Subject to the terms and conditions of this Agreement, each Lender severally and not jointly agrees to make loans (each a “Service Loaner Vehicle Floorplan Loan”) to the Service Loaner Vehicle Floorplan BorrowerBorrowers on a revolving credit basis during the period from the Closing Date to but not including the Termination Date; provided that (a) the aggregate outstanding principal balance of the Service Loaner Vehicle Floorplan Loans made by each Lender, plus the outstanding principal balance of such Lender’s participating interest in the Service Loaner Vehicle Swing Line Loans shall not at any time exceed an amount equal to such Lender’s Service Loaner Vehicle Floorplan Commitment; (b) the outstanding principal balance of all Service Loaner Vehicle Floorplan Loans shall not at any time exceed, in the aggregate, as to all Lenders, the Maximum Service Loaner Vehicle Floorplan Amount, and (c) the outstanding principal balance of all Service Loaner Vehicle Floorplan Loans, plus the outstanding principal balance of all Service Loaner Vehicle Swing Line Loans, shall not at any time exceed, in the aggregate, as to all Lenders, the Maximum Service Loaner Vehicle Floorplan Amount. Subject to the terms and conditions hereof, Borrower may borrow, prepay and reborrow Service Loaner Vehicle Floorplan Loans. 3.3.2 Purpose of Service Loaner Vehicle Floorplan Loans. The Service Loaner Vehicle Floorplan BorrowerBorrowers shall use the proceeds of the Service Loaner Vehicle Floorplan Loans to finance Service Loaner Vehicles owned by a Dealership (including to refinance Former Lender Loans and to finance VIN Transition Vehicles (and to refinance any outstanding Loans in connection therewith)) and to refinance Service Loaner Vehicle Swing Line Loans. 3.3.3 Requests for Service Loaner Vehicle Floorplan Loans. Whenever the Service Loaner Vehicle Floorplan Borrower wishesBorrowers wish to obtain a Service Loaner Vehicle Floorplan Loan, it shall give Agent irrevocable notice thereof no later than 11:00 a.m. (Pacific Time) at least one Business Day prior to the date of the requested borrowing. Such notice shall specify the requested borrowing date (which must be a Business Day), the amount of the Service Loaner Vehicle Floorplan Loan Loan, and include any other information and documentation reasonably requested by the Agent, including, but not limited to, the make, model and vehicle identification number of each Service Loaner Vehicle to be financed thereby. The Agent will promptly notify each Lender of its receipt of any request for a Service Loaner Vehicle

78 14555989v114555989v8 Floorplan Loan and of the amount of its Pro Rata Share of such Service Loaner Vehicle Floorplan Loan. Each Service Loaner Vehicle Floorplan AdvanceLoan shall be in a minimum amount of $1,000,000 and in multiples of $100,000 above such amount. 3.3.4 Funding of Service Loaner Vehicle Floorplan Loans. If the Agent notifies the Lenders of a request for a Service Loaner Vehicle Floorplan AdvanceLoan by 1:00 p.m. (Pacific Time) on any Business Day, each Lender will deliver its Pro Rata Share of such Service Loaner Vehicle Floorplan AdvanceLoan to the Agent by 11:00 a.m. (Pacific Time) on the Business Day after such notification. 3.3.5 Service Loaner Vehicle Floorplan Payments. (a) Interest Payments. Interest on the unpaid principal balance of the Service Loaner Vehicle Floorplan Loans shall be paid monthly by the Service Loaner Vehicle Floorplan BorrowerBorrowers in an amount equal to all interest accrued during the prior calendar month. Such interest payments shall be made on each Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date commencing with the first such date to occur following the Closing Date and continuing thereafter. All accrued interest outstanding on the Termination Date shall be due and payable in full on the Termination Date. (b) Voluntary Principal Payments. The Service Loaner Vehicle Floorplan BorrowerBorrowers may make voluntary repayments of all or a portion of the outstanding principal balance of the Service Loaner Vehicle Floorplan Loans if the Service Loaner Vehicle Floorplan Borrower givesBorrowers give Agent written or telephonic notice of such voluntary repayment no later than 11:00 a.m. (Pacific Time) at least one Business Day prior to the date of such repayment; provided that each such voluntary principal repayment shall be in a minimum amount of $1,000,000 and in multiples of $100,000 above such amount unless the Service Loaner Vehicle Floorplan Loans are being repaid in full. Such notice shall specify the anticipated date of the voluntary repayment and the principal amount of the Service Loaner Vehicle Floorplan Loans that will be repaid on such date. Any voluntary repayment of the Service Loaner Vehicle Floorplan Loans that is received by the Agent without such notice shall be deemed to have been received by the Agent on the Business Day after such payment is actually received by the Agent and interest shall accrue on the amounts so repaid through the date of such deemed receipt. (c) Principal Payment at Maturity. The entire outstanding principal balance of the Service Loaner Vehicle Floorplan Loans plus all interest accrued thereon shall be due and payable in full by the Service Loaner Vehicle Floorplan BorrowerBorrowers on the Termination Date. (d) Principal Payment Upon Dual Subsidiary. Financing Commencement Date. If the Company designates a Subsidiary as a Dual Subsidiary in accordance with Section 6.19, then the Service Loaner Vehicle Floorplan BorrowerBorrowers shall repay each Service Loaner Vehicle Floorplan Loan and each Service Loaner Vehicle Swing Line Loan with respect to any Service Loaner Vehicle that is subsequently financed by Permitted Dual Subsidiary Indebtedness immediately upon the Dual Subsidiary Financing Commencement Date.

79 14555989v114555989v8 3.3.6 Voluntary Reduction or Termination of Commitment. The Service Loaner Vehicle Floorplan BorrowerBorrowers may from time to time on at least ten (10) Business Day’s prior written notice to the Agent (which shall promptly advise each Lender thereof) permanently reduce the Aggregate Service Loaner Vehicle Floorplan Commitment to an amount not less than the then outstanding principal balance of the Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in PR Accounts). Concurrently with any reduction of the Aggregate Service Loaner Vehicle Floorplan Commitment to zero, (a) no further Service Loaner Vehicle Floorplan Loans or Service Loaner Vehicle Swing Line Loans will be made, and (b) the Service Loaner Vehicle Floorplan BorrowerBorrowers shall pay all principal and interest on the Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans and all fees and other amounts owing to the Agent and the Lenders. All reductions of the Aggregate Service Loaner Vehicle Floorplan Commitment shall reduce the Service Loaner Vehicle Floorplan Commitments pro rata among the Lenders according to their respective Pro Rata Shares; and except as otherwise set forth in the proviso to this Section 3.3.6, shall reduce the Service Loaner Vehicle Swing Line Commitment in proportion to the reduction of the Aggregate Service Loaner Vehicle Floorplan Commitment; provided, however, that (unless the Aggregate Service Loaner Vehicle Floorplan Commitment is reduced to less than such amount), the Service Loaner Vehicle Swing Line Commitment shall not be reduced. 3.3.7 Service Loaner Vehicle Floorplan Commitment Fee. The Service Loaner Vehicle Floorplan Borrower agreesBorrowers agree to pay to the Agent, for the account of the Lenders, a commitment fee (the “Service Loaner Vehicle Floorplan Commitment Fee”) calculated at a per annum rate equal to the Service Loaner Vehicle Floorplan Commitment Fee Rate on the average daily amount by which the Aggregate Service Loaner Vehicle Floorplan Commitment exceeds the sum of (a) the actual aggregate outstanding principal balance of the Service Loaner Vehicle Swing Line Loans on each day (it being understood that any portion of the outstanding principal balance of the Service Loaner Vehicle Swing Line Loans ceases to be outstanding under the Service Loaner Vehicle Swing Line Loans and commences being a portion of the outstanding principal balance under the Service Loaner Vehicle Floorplan Loans on the date that the Service Loaner Vehicle Floorplan Loans are funded to repay such portion of the outstanding principal balance of the Service Loaner Vehicle Swing Line Loans); plus (b) the actual aggregate outstanding principal balance of the Service Loaner Vehicle Floorplan Loans on each day; provided that, if the aggregate amount of the Service Loaner Vehicle Floorplan Commitment Fee payable for any period to the Lenders other than the Swing Line Lender (as set forth in the third sentence of this paragraph) exceeds the amount calculated under this sentence, then the Service Loaner Vehicle Floorplan Borrower agreesBorrowers agree to pay to the Agent, for the account of such Lenders, such additional amounts so that each Lender other than the Swing Line Lender receives the full amount of the Service Loaner Vehicle Floorplan Commitment Fee described in the third sentence of this paragraph. The accrued Service Loaner Vehicle Floorplan Commitment Fee shall be due and payable in arrears on each Quarterly Payment Date hereafter and on the Termination Date for the three month period or other time period ending on the last day of the preceding fiscal quarter or on the Termination Date. The Service Loaner Vehicle Floorplan Commitment Fee payable to each Lender other than the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate Service Loaner Vehicle Floorplan Commitment exceeds the actual aggregate outstanding principal balance of the Service Loaner

80 14555989v114555989v8 Vehicle Floorplan Loans on each day. The Service Loaner Vehicle Floorplan Commitment Fee payable to the Lender which is the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate Service Loaner Vehicle Floorplan Commitment exceeds the actual aggregate outstanding principal balance of the Service Loaner Vehicle Floorplan Loans on each day and subtracting from that amount the average daily outstanding principal balance of the Service Loaner Vehicle Swing Line Loans.; provided, however, that notwithstanding any contrary provision of Section 2.6, solely for purposes of calculating the amount payable to Swing Line Lender, the principal balance of the Service Loaner Vehicle Swing Line Loans shall be deemed to be reduced by the aggregate balance in the PR Accounts, but in no event shall be reduced to less than zero. 3.3.8 Additional Payments. The Lenders shall have no obligation whatsoever, and they have no present intention, to make any Service Loaner Vehicle Floorplan Loan or Service Loaner Vehicle Swing Line Loan after the Termination Date or which would cause the principal amount outstanding under this Agreement to exceed any of the limitations stated in this Agreement. Notwithstanding the foregoing, the Service Loaner Vehicle Floorplan Borrower isBorrowers are and shall be and remain unconditionally liable to the Lenders for, and the Service Loaner Vehicle Floorplan BorrowerBorrowers hereby promisespromise to pay to the Agent for the account of the Lenders the amount of all Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans, and other Service Loaner Vehicle Floorplan Obligations hereunder, including without limitation Loans in excess of the limitations set forth herein and Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans made after the Termination Date. The Service Loaner Vehicle Floorplan BorrowerBorrowers shall pay to the Agent: (a) upon demand, or if earlier immediately upon becoming aware of the overadvance, the amount of any Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans in excess of any limitation contained in this Agreement; and (b) upon demand, the amount of any Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans made after the Termination Date; together with interest on the principal amount of such Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans, as set forth herein. 3.4 Service Loaner Vehicle Swing Line Loans. 3.4.1 Service Loaner Vehicle Swing Line Commitment. Subject to the terms and conditions of this Agreement, the Swing Line Lender shall make loans (each, a “Service Loaner Vehicle Swing Line Loan”) to the Service Loaner Vehicle Floorplan BorrowerBorrowers on a revolving credit basis during the period from the Closing Date to but not including the Termination Date; provided that (a) the aggregate outstanding principal balance of the Service Loaner Vehicle Swing Line Loans shall not at any time exceed the Service Loaner Vehicle Swing Line Commitment; and (b) the outstanding principal balance of all Service Loaner Vehicle Floorplan Loans made by all Lenders plus the outstanding principal balance of all Service Loaner Vehicle Swing Line Loans, shall not at any time exceed the Maximum Service Loaner Vehicle Floorplan Amount. Subject to the terms and conditions hereof, the Service Loaner Vehicle Floorplan BorrowerBorrowers may borrow, prepay and reborrow Service Loaner Vehicle Swing Line Loans.

81 14555989v114555989v8 3.4.2 Purpose of Service Loaner Vehicle Swing Line Loans. The Service Loaner Vehicle Floorplan BorrowerBorrowers shall use the proceeds of the Service Loaner Vehicle Swing Line Loans for purposes permitted by Section 3.3.2 andto finance Service Loaner Vehicles owned by such Service Loaner Vehicle Floorplan Borrower (including to refinance Former Lender Loans and to finance VIN Transition Vehicles (and to refinance any outstanding Loans in connection therewith)) and, prior to the VIN Transition Date, to fund Service Loaner Vehicle Sweep Advances pursuant to Section 3.4.7. 3.4.3 Requests for Service Loaner Vehicle Swing Line Loans. Except as set forth in Section 3.4.7, whenever the Service Loaner Vehicle Floorplan Loan Borrower wishes to obtain a Service Loaner Vehicle Swing Line Loan, the Service Loaner Vehicle Floorplan BorrowerBorrowers shall give Agent irrevocable notice thereof no later than 1:00 p.m. (Pacific Time) on the requested date of such Service Loaner Vehicle Swing Line Loan, unless Swing Line Lender agrees in each instance, in its sole discretion, to a shorter time period. Such notice shall specify the requested borrowing date (which must be a Business Day) and the amount of the Service Loaner Vehicle Swing Line Loan and include any other documentation and information reasonably requested by the Agent. 3.4.4 Service Loaner Vehicle Swing Line Loan Payments. (a) Interest Payments. Interest on the unpaid principal balance of the Service Loaner Vehicle Swing Line Loans shall be paid monthly by the Service Loaner Vehicle Floorplan BorrowerBorrowers in an amount equal to all interest accrued during the prior calendar month. Such interest payments shall be made on each Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date commencing with the first such date to occur following the Closing Date and continuing thereafter. All accrued interest outstanding on the Termination Date shall be due and payable in full on the Termination Date. (b) Principal Payments. The entire outstanding principal balance of the Service Loaner Vehicle Swing Line Loans plus all interest accrued thereon shall be due and payable in full by the Service Loaner Vehicle Floorplan BorrowerBorrowers on the Termination Date. In addition, the principal balance of the Service Loaner Vehicle Swing Line Loans shall be due and payable as required by Section 3.4.6. 3.4.5 Participation in Service Loaner Vehicle Swing Line Loans. Immediately upon the making of a Service Loaner Vehicle Swing Line Loan by the Swing Line Lender, the Swing Line Lender shall be deemed to have sold and transferred to each Lender and each Lender shall be deemed to have purchased and received from the Swing Line Lender, without any further action by any party, an undivided participating interest in each Service Loaner Vehicle Swing Line Loan in an amount equal to such Lender’s Pro Rata Share; provided, however, that (a) no Lender shall be required to fund its participation in any Service Loaner Vehicle Swing Line Loan except as set forth in Section 3.4.6(b), and (b) no Lender shall be entitled to share in any payments of principal or interest in respect of its participation except, with respect to any participation funded by such Lender, as set forth herein. Such participation shall be subject to the terms and conditions of this Agreement. 3.4.6 Settlement of Service Loaner Vehicle Swing Line Loans.

82 14555989v114555989v8 (a) Refunding of Loans. (i) Upon the request of the Swing Line Lender, the Agent from time to time shall, on behalf of the Service Loaner Vehicle Floorplan BorrowerBorrowers (and the Service Loaner Vehicle Floorplan BorrowerBorrowers hereby irrevocably authorizesauthorize the Agent to so act on its behalf) request each Lender (including Swing Line Lender in its capacity as a Lender) to make a Service Loaner Vehicle Floorplan Loan to the Service Loaner Vehicle Floorplan BorrowerBorrowers, in accordance with the provisions of this Section 3.4.6(a), which shall be applied to repay all or a portion of the outstanding principal balance of the Service Loaner Vehicle Swing Line Loans (each such Service Loaner Vehicle Floorplan Loan, a “Refunding Service Loaner Vehicle Floorplan Loan”), in an amount equal to that Lender’s Pro Rata Share of all or a portion of the then outstanding principal balance of the Service Loaner Vehicle Swing Line Loans. (ii) Without limiting the foregoing, each Lender agrees that the Agent may request the Lenders to make Refunding Service Loaner Vehicle Floorplan Loans at any time if (A) a Default has occurred and is continuing, or (B) in the judgment of Swing Line Lender, taking into account the outstanding principal balance of the Service Loaner Vehicle Swing Line Loans and the anticipated usage of the Service Loaner Vehicle Swing Line Loans, and the operation of the Credit Sweep pursuant to Section 3.4.7 prior to the VIN Transition Date, such Refunding Service Loaner Vehicle Floorplan Loans are reasonably necessary to ensure that the outstanding principal balance of the Service Loaner Vehicle Swing Line Loans will not at any time exceed the Service Loaner Vehicle Swing Line Commitment or such lesser amount as is permitted to be outstanding on the Service Loaner Vehicle Swing Line Loans at such time (it being understood that in order to attain such objective, Swing Line Lender may request refunding of the Service Loaner Vehicle Swing Line Loans even though the principal balance of the Service Loaner Vehicle Swing Line Loans at the time of such request is less than the Service Loaner Vehicle Swing Line Commitment or the amount permitted to be outstanding on the Service Loaner Vehicle Swing Line Loans). (iii) If the Agent makes a request for funding under this Section 3.4.7(a) by 1:00 p.m. (Pacific Time) on any Business Day, the Lenders will deliver the required amount to the Agent no later than 11:00 a.m. (Pacific Time) on the Business Day after such request. The proceeds of all Refunding Service Loaner Vehicle Floorplan Loans shall be paid by the Agent to the Swing Line Lender in repayment of the outstanding principal balance of the applicable Service Loaner Vehicle Swing Line Loans. (b) Funding of Participations. In addition to the right of the Swing Line Lender to request refunding of the Service Loaner Vehicle Swing Line Loans pursuant to Section 3.4.6(a), upon the request of the Swing Line Lender, the Agent may request each Lender (including Swing Line Lender in its capacity as a Lender) to fund its participation in the Service Loaner Vehicle Swing Line Loans by paying to the Agent, for the account of the Swing Line Lender, its Pro Rata Share of the principal amount of the Service Loaner Vehicle Swing Line Loans. If the Agent makes such request by 1:00 p.m. (Pacific Time) on any Business Day, the Lenders will deliver such amount to the Agent no later than 11:00 a.m. (Pacific Time) on the Business Day after such request. All participations funded by the Lenders under this Section 3.4.6(b) shall be treated as the funding of Service Loaner Vehicle Floorplan Loans for purposes

83 14555989v114555989v8 of the calculation of the Service Loaner Vehicle Floorplan Commitment Fee. If any payment paid to any Lender with respect to its participating interest in any Service Loaner Vehicle Swing Line Loan is thereafter recovered from or must be returned or paid over by Swing Line Lender for any reason, such Lender will pay to the Agent for the account of the Swing Line Lender, such Lender’s Pro Rata Share of such amount and of any interest and other amounts paid or payable by the Swing Line Lender with respect to such amount. The Agent agrees not to request any funding of the Lender’s participations in the Service Loaner Vehicle Swing Line Loans under this Section 3.4.6(b) at any time that such participations may be legally repaid using advances of Service Loaner Vehicle Floorplan Loans under Section 3.4.6(a). (c) Payment to Swing Line Lender. Notwithstanding any contrary provision of this Agreement (i) except as set forth in clause (ii) of this Section 3.4.6(c) all payments of principal and interest on the Service Loaner Vehicle Swing Line Loans shall be paid by the Agent solely to the Swing Line Lender; and (ii) with respect to each participation in Service Loaner Vehicle Swing Line Loans which is funded by any Lender, such Lender (including Swing Line Lender in its capacity as Lender) shall be entitled to receive its Pro Rata Share of payments of (A) principal on such Service Loaner Vehicle Swing Line Loans and (B) interest on such Service Loaner Vehicle Swing Line Loans only for the period following the date such participation is funded. (d) Obligations Unconditional. The obligation of each Lender to make Service Loaner Vehicle Floorplan Loans to repay Service Loaner Vehicle Swing Line Loans pursuant to Section 3.4.6(a) or to fund its participation interests in Service Loaner Vehicle Swing Line Loans pursuant to Section 3.4.6(b) shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default, the fact that any one or more of the conditions in Article 9 is not satisfied, the termination of the availability of Loans, the fact that such Service Loaner Vehicle Floorplan Loan is made after the Termination Date to refinance Service Loaner Vehicle Swing Line Loans made prior to the Termination Date, any defense, setoff, counterclaim or claim for recoupment of any Lender against Agent or Swing Line Lender or any other circumstance, whether or not similar to the foregoing. Notwithstanding the foregoing, the Lenders shall not be required to repay Service Loaner Vehicle Swing Line Loans pursuant to Section 3.4.6(a) or to fund their participation interests in Service Loaner Vehicle Swing Line Loans pursuant to Section 3.4.6(b) with respect to any portions of the outstanding principal balance of the Service Loaner Vehicle Swing Line Loans that are funded by Swing Line Lender after Agent is deemed to have knowledge or notice of the occurrence of a Default or after the Termination Date. 3.4.7 Credit Sweep. (a) Notwithstanding the provisions of Section 3.4.3, in addition to Service Loaner Vehicle Swing Line Loans requested pursuant to Section 3.4.3, the Service Loaner Vehicle Floorplan BorrowerBorrowers may also obtain and repay Service Loaner Vehicle Swing Ling Loans in accordance with the provisions of this Section 3.4.7 (each, a “Service Loaner Vehicle Sweep Advance”). Service Loaner Vehicle Sweep Advances shall be Service Loaner Vehicle Swing Line Loans.

84 14555989v114555989v8 (b) Funds may be transferred between one or more deposit accounts maintained by the Service Loaner Vehicle Floorplan Borrower with the Agent (each, a “Service Loaner Vehicle Floorplan DDA”) and the Swing Line Loans. Collected funds in the Service Loaner Vehicle Floorplan DDA may be transferred to the Service Loaner Vehicle Swing Line Loans to reduce the outstanding principal balance thereof and Service Loaner Vehicle Sweep Advances may be made to maintain an agreed upon collected balance in the Service Loaner Vehicle Floorplan DDA. (c) All Service Loaner Vehicle Sweep Advances shall be deemed to have been requested by the Service Loaner Vehicle Floorplan BorrowerBorrowers and shall be subject to the terms and conditions of this Agreement and the other Loan Documents, and shall also be subject to the Agent’s deposit account, treasury management and other agreements with the Service Loaner Vehicle Floorplan BorrowerBorrowers; provided, however, that if there is any conflict between the terms of such agreements and the Loan Documents, the terms of the Loan Documents shall control. (d) The Service Loaner Vehicle Floorplan BorrowerBorrowers may terminate this service by written notice executed by the Service Loaner Vehicle Floorplan BorrowerBorrowers and delivered to the Agent. The Agent may change the terms or discontinue this service at any time upon written notice to the Service Loaner Vehicle Floorplan BorrowerBorrowers. (e) The Service Loaner Vehicle Floorplan BorrowerBorrowers shall pay such fees for this sweep service as may be disclosed to the Service Loaner Vehicle Floorplan BorrowerBorrowers by the Agent. Such fees shall be for the sole account of the Agent. (f) Upon the occurrence of the VIN Transition Date, the terms and conditions of this Section 3.4.7 shall automatically terminate. 3.5 Terms Applicable to Used Vehicle Loans and Service Loaner Vehicle Loans. 3.5.1 Used Vehicle Loan Limits. (a) The aggregate outstanding principal balance of Used Vehicle Loans shall not at any time exceed the Aggregate Used Vehicle Floorplan Commitment. (b) Upon the occurrence of the VIN Transition Date, Used Vehicle Loans shall only be made to finance Eligible Used Vehicles owned by a Used Vehicle Floorplan Borrower. The aggregate outstanding principal balance of the Used Vehicle Loans made to finance Eligible Used Vehicles owned by any Used Vehicle Floorplan Borrower shall not at any time exceed the Dealership Loan Limit for such Used Vehicle Floorplan Borrower. (c) [Reserved]. (d) Upon the occurrence of the VIN Transition Date, no Used Vehicle Loan to finance an Eligible Used Vehicle shall exceed an amount equal to 100% of the amount of (i) the acquisition cost if purchased at an auction facility satisfactory to the Agent or (ii) the lesser of (A) the actual documented acquisition cost or (B) the wholesale value as determined by

85 14555989v114555989v8 the Agent with reference to an acceptable valuation guide. No Used Vehicle Loan to refinance Former Lender Loans shall exceed an amount equal to the amount calculated in accordance with the preceding sentence. 3.5.2 Changes to Used Vehicle Floorplan Limits and Used Vehicle Floorplan Borrowers. The Agent and the Company may from time to time agree (without requiring the consent of any Lender or any other Borrower) to (a) increase or decrease the Dealership Loan Limit (or any Dealership Sublimit) for any Used Vehicle Floorplan Borrower; and (b) add or delete Used Vehicle Floorplan Borrowers and establish Dealership Loan Limits. 3.5.3 Additional Required Payments. In addition to payments required by Sections 3.1.5(a), 3.1.5(c), 3.2.4(a), 3.2.4(b), 3.2.6, and the other provisions hereof, on and after the VIN Transition Date, Used Vehicle Floorplan Borrowers shall also repay the Used Vehicle Loans that are Advanced on or after the VIN Transition Date (including VIN Transition Advances) as follows (which payments do not require prior notice to the Agent or Lenders): (a) Sale of Vehicles. The Used Vehicle Floorplan Borrowers shall pay to the Agent the entire Related Principal Portion for each financed Used Vehicle within five (5) Business Days following the date of sale, disposition or lease of such Used Vehicle. (b) Unsold Used Vehicles. If any Used Vehicle has not been previously sold, the Used Vehicle Floorplan Borrowers shall pay the entire Related Principal Portion for such Used Vehicle to the Agent on the sixth Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date following the Advance Date for such Used Vehicle (“Used Vehicle Required Repayment Date”). Notwithstanding the foregoing, the Related Principal Portion for unsold Used Vehicles representing up to 5% of the outstanding principal balance of the Used Vehicle Loans may remain unpaid following the Used Vehicle Required Repayment Date; provided that the Related Principal Portion for each unsold Used Vehicle must be repaid no later than the third Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date following the Used Vehicle Required Repayment Date for such Used Vehicle. (c) Deemed Sales. If a Deemed Sale of a Used Vehicle financed by the Lenders occurs, the Used Vehicle Floorplan Borrowers shall pay to the Agent the Related Principal Portion for such Used Vehicle no later than six (6) Business Days following the date of any Deemed Sale. A “Deemed Sale” with respect to a Used Vehicle means any of the following: (i) A Used Vehicle Floorplan Borrower disposes of a Used Vehicle by trade with another dealer or other disposition, other than a sale in the ordinary course of such Used Vehicle Floorplan Borrower’s business, regardless of whether any payment is due to be made by or to such Used Vehicle Floorplan Borrower in respect of such trade or other disposition. (ii) The Used Vehicle ceases to meet the criteria contained in the definition of “Eligible Used Vehicle” in this Agreement. (iii) Agent reasonably determines that the fair market value of a Used Vehicle has significantly declined, regardless of the reason.

86 14555989v114555989v8 3.5.4 Service Loaner Vehicle Loan Limits. (a) The aggregate outstanding principal balance of Service Loaner Vehicle Floorplan Loans shall not at any time exceed the Aggregate Service Loaner Vehicle Floorplan Commitment. (b) Upon the occurrence of the VIN Transition Date, Service Loaner Vehicle Loans shall only be made to finance Service Loaner Vehicles owned by a Service Loaner Vehicle Floorplan Borrower. The aggregate outstanding principal balance of the Service Loaner Vehicle Loans made to finance Service Loaner Vehicles owned by any Service Loaner Vehicle Floorplan Borrower shall not at any time exceed the Dealership Loan Limit for such Service Loaner Vehicle Floorplan Borrower. (c) [Reserved]. (d) Upon the occurrence of the VIN Transition Date, no Service Loaner Vehicle Loan to finance a Service Loaner Vehicle that is a New Vehicle shall exceed an amount equal to 100% of the amount of the manufacturer’s or distributor’s invoice (including freight, advertising and holdbacks) for such New Vehicle. No Service Loaner Vehicle Loan to refinance Former Lender Loans shall exceed an amount equal to the amount calculated in accordance with the preceding sentence. 3.5.5 Changes to Service Loaner Vehicle Floorplan Limits and Service Loaner Vehicle Floorplan Borrowers. The Agent and the Company may from time to time agree (without requiring the consent of any Lender or any other Borrower) to (a) increase or decrease the Dealership Loan Limit (or any Dealership Sublimit) for any Service Loaner Vehicle Floorplan Borrower and (b) add or delete Service Loaner Vehicle Floorplan Borrowers and establish Dealership Loan Limits. 3.5.6 Additional Required Payments. In addition to payments required by Sections 3.3.5(a), 3.3.5(c), 3.4.4(a), 3.4.4(b), 3.4.6, and the other provisions hereof, on and after the VIN Transition Date, Service Loaner Vehicle Floorplan Borrowers shall also repay the Service Loaner Vehicle Loans that are Advanced on or after the VIN Transition Date (including VIN Transition Advances) as follows (which payments do not require prior notice to the Agent or Lenders): (a) Sale of Vehicles. The Service Loaner Vehicle Floorplan Borrowers shall pay to the Agent the entire Related Principal Portion for each financed Service Loaner Vehicle within five (5) Business Days following the date of sale, disposition or lease of such Service Loaner Vehicle. (b) Unsold Service Loaner Vehicles. If any Service Loaner Vehicle has not been previously sold, the Service Loaner Vehicle Floorplan Borrowers shall pay the entire Related Principal Portion for such Service Loaner Vehicle to the Agent on the twenty- fourth Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date following the Advance Date for such Service Loaner Vehicle. Notwithstanding the foregoing, the Service Loaner Vehicle Floorplan Borrowers shall pay two percent (2%) of the Related Principal Portion

87 14555989v114555989v8 for such Service Loaner Vehicle on each Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date following the Advance Date for such Service Loaner Vehicle Loan. (c) Deemed Sales. If a Deemed Sale of a Service Loaner Vehicle financed by the Lenders occurs, the Service Loaner Vehicle Floorplan Borrowers shall pay to the Agent the Related Principal Portion for such Service Loaner Vehicle no later than six (6) Business Days following the date of any Deemed Sale. A “Deemed Sale” with respect to a Service Loaner Vehicle means any of the following: (i) A Service Loaner Vehicle Floorplan Borrower disposes of a Service Loaner Vehicle by trade with another dealer or other disposition, other than a sale in the ordinary course of such Service Loaner Vehicle Floorplan Borrower’s business, regardless of whether any payment is due to be made by or to such Service Loaner Vehicle Floorplan Borrower in respect of such trade or other disposition. (ii) Agent reasonably determines that the fair market value of a Service Loaner Vehicle has significantly declined, regardless of the reason. 3.6 Used Vehicle Floorplan Borrowers; Service Loaner Vehicle Floorplan Borrowers. 3.6.1 Joint and Several Liability. (a) Each Used Vehicle Floorplan Borrower shall be jointly and severally liable (each as a primary obligor and not merely as a surety or accommodation maker) for repayment of the Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans, and payment and performance of all Obligations of a Used Vehicle Floorplan Borrower and/or the Used Vehicle Floorplan Borrowers to the Agent and the Lenders under this Agreement and the other Loan Documents. Without limiting the foregoing, each Used Vehicle Floorplan Borrower acknowledges and agrees that each of them is jointly and severally liable for all Used Vehicle Floorplan Obligations, even if an invoice, billing or other request for payment of some or all of the Used Vehicle Floorplan Obligations is addressed to, or stated to be payable by one or more, but less than all of the Used Vehicle Floorplan Borrowers. Each Used Vehicle Floorplan Borrower jointly and severally promises to pay to the Agent, for the account of the Lenders (including Swing Line Lender), in accordance with the terms of this Agreement, and the other Loan Documents, the principal amount of the Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans, plus interest thereon, plus all other Used Vehicle Floorplan Obligations. Each Used Vehicle Floorplan Borrower shall be jointly and severally liable and responsible for all Used Vehicle Floorplan Obligations and payment and performance of all terms, conditions, obligations and agreements applicable to a Used Vehicle Floorplan Borrower or Used Vehicle Floorplan Borrowers under the Loan Documents. (b) Each Service Loaner Vehicle Floorplan Borrower shall be jointly and severally liable (each as a primary obligor and not merely as a surety or accommodation maker) for repayment of the Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans, and payment and performance of all Obligations of a Service Loaner Vehicle Floorplan Borrower and/or the Service Loaner Vehicle Floorplan Borrowers to the Agent and the

88 14555989v114555989v8 Lenders under this Agreement and the other Loan Documents. Without limiting the foregoing, each Service Loaner Vehicle Floorplan Borrower acknowledges and agrees that each of them is jointly and severally liable for all Service Loaner Vehicle Floorplan Obligations, even if an invoice, billing or other request for payment of some or all of the Service Loaner Vehicle Floorplan Obligations is addressed to, or stated to be payable by one or more, but less than all of the Service Loaner Vehicle Floorplan Borrowers. Each Service Loaner Vehicle Floorplan Borrower jointly and severally promises to pay to the Agent, for the account of the Lenders (including Swing Line Lender), in accordance with the terms of this Agreement, and the other Loan Documents, the principal amount of the Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans, plus interest thereon, plus all other Service Loaner Vehicle Floorplan Obligations. Each Service Loaner Vehicle Floorplan Borrower shall be jointly and severally liable and responsible for all Service Loaner Vehicle Floorplan Obligations and payment and performance of all terms, conditions, obligations and agreements applicable to a Service Loaner Vehicle Floorplan Borrower or Service Loaner Vehicle Floorplan Borrowers under the Loan Documents. 3.6.2 Maximum Liability. (a) Notwithstanding any contrary provision of this Agreement or the other Loan Documents, the liability of each Used Vehicle Floorplan Borrower with respect to the Used Vehicle Floorplan Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance (or similar term) under any applicable federal or state law (including Section 548 of the Bankruptcy Code of the United States or any successor provision); provided, however that release or reduction of the liabilities of one Used Vehicle Floorplan Borrower shall not release or reduce the liability of any other Used Vehicle Floorplan Borrower for payment and performance of all Used Vehicle Floorplan Obligations. (b) Notwithstanding any contrary provision of this Agreement or the other Loan Documents, the liability of each Service Loaner Vehicle Floorplan Borrower with respect to the Service Loaner Vehicle Floorplan Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance (or similar term) under any applicable federal or state law (including Section 548 of the Bankruptcy Code of the United States or any successor provision); provided, however that release or reduction of the liabilities of one Service Loaner Vehicle Floorplan Borrower shall not release or reduce the liability of any other Service Loaner Vehicle Floorplan Borrower for payment and performance of all Service Loaner Vehicle Floorplan Obligations. 3.6.3 Appointment of Company. (a) Each Subsidiary that is or becomes a Used Vehicle Floorplan Borrower hereby irrevocably appoints the Company to act on its behalf in its capacity as a Used Vehicle Floorplan Borrower for all purposes relevant to this Agreement and the other Loan Documents. Without limiting the foregoing, each Used Vehicle Floorplan Borrower authorizes the Company, on its behalf, to give and receive notices, to request Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans, to execute and deliver all documents, instruments,

89 14555989v114555989v8 agreements, reports, and certificates required hereunder (including without limitation, Borrower Joinder Agreements, Existing Subsidiary Joinder Agreements and, with respect to the requirement of the Borrowers to acknowledge the following, Loan Party Termination Agreements, Silo Subsidiary Termination Agreements and Borrower Termination Agreements), to make any election or decision which is required of the Used Vehicle Floorplan Borrowers, and to receive and/or direct the receipt of the proceeds of any Used Vehicle Floorplan Loans or Used Vehicle Swing Line Loans. Any acknowledgement, consent, direction, certification, agreement or other action which might otherwise be valid or effective only if given or taken by all Used Vehicle Floorplan Borrowers, or by any one or more of the Used Vehicle Floorplan Borrowers, shall be valid and effective if given or taken only by the Company, whether or not any other Used Vehicle Floorplan Borrower also joins therein. Any notice, demand, consent, acknowledgment, direction, certification or other communication delivered to the Company as a Used Vehicle Floorplan Borrower in accordance with the terms of this Agreement and the other Loan Documents shall be deemed to have been delivered to the Company and each other Used Vehicle Floorplan Borrower. Each Used Vehicle Floorplan Borrower other than the Company agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Company shall be deemed for all purposes to have been made by such Used Vehicle Floorplan Borrower and shall be binding upon and enforceable against such Used Vehicle Floorplan Borrower to the same extent as if the same had been made directly by such Used Vehicle Floorplan Borrower. Notwithstanding the foregoing, the Agent and the Lenders may at any time and from time to time require any one or more of the Used Vehicle Floorplan Borrowers to join in or take any action which the Company is authorized to take alone. (b) Each Subsidiary that is or becomes a Service Loaner Vehicle Floorplan Borrower hereby irrevocably appoints the Company to act on its behalf in its capacity as a Service Loaner Vehicle Floorplan Borrower for all purposes relevant to this Agreement and the other Loan Documents. Without limiting the foregoing, each Service Loaner Vehicle Floorplan Borrower authorizes the Company, on its behalf, to give and receive notices, to request Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans, to execute and deliver all documents, instruments, agreements, reports, and certificates required hereunder (including without limitation, Borrower Joinder Agreements, Existing Subsidiary Joinder Agreements and, with respect to the requirement of the Borrowers to acknowledge the following, Loan Party Termination Agreements, Silo Subsidiary Termination Agreements and Borrower Termination Agreements), to make any election or decision which is required of the Service Loaner Vehicle Floorplan Borrowers, and to receive and/or direct the receipt of the proceeds of any Service Loaner Vehicle Floorplan Loans or Service Loaner Vehicle Swing Line Loans. Any acknowledgement, consent, direction, certification, agreement or other action which might otherwise be valid or effective only if given or taken by all Service Loaner Vehicle Floorplan Borrowers, or by any one or more of the Service Loaner Vehicle Floorplan Borrowers, shall be valid and effective if given or taken only by the Company, whether or not any other Service Loaner Vehicle Floorplan Borrower also joins therein. Any notice, demand, consent, acknowledgment, direction, certification or other communication delivered to the Company as a Service Loaner Vehicle Floorplan Borrower in accordance with the terms of this Agreement and the other Loan Documents shall be deemed to have been delivered to the Company and each other Service Loaner Vehicle Floorplan Borrower. Each Service Loaner Vehicle Floorplan Borrower other than the Company agrees that each notice, election, representation and warranty,

90 14555989v114555989v8 covenant, agreement and undertaking made on its behalf by the Company shall be deemed for all purposes to have been made by such Service Loaner Vehicle Floorplan Borrower and shall be binding upon and enforceable against such Service Loaner Vehicle Floorplan Borrower to the same extent as if the same had been made directly by such Service Loaner Vehicle Floorplan Borrower. Notwithstanding the foregoing, the Agent and the Lenders may at any time and from time to time require any one or more of the Service Loaner Vehicle Floorplan Borrowers to join in or take any action which the Company is authorized to take alone. 3.6.4 Waivers. (a) Used Vehicle Floorplan Borrowers. (i) Each Used Vehicle Floorplan Borrower acknowledges that the Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans herein will or may be made for the benefit of the other Used Vehicle Floorplan Borrowers as well as such Used Vehicle Floorplan Borrower and, in full recognition of that fact, each Used Vehicle Floorplan Borrower consents and agrees that the Agent and the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability of this Agreement and the other Loan Documents, or the liability of any Used Vehicle Floorplan Borrower hereunder or thereunder: (i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Used Vehicle Floorplan Obligations or any part thereof, including any increase or decrease of the rates of interest thereon; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Used Vehicle Floorplan Obligations or any part thereof, or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Used Vehicle Floorplan Obligations or any part thereof; (iv) accept partial payments on the Used Vehicle Floorplan Obligations; (v) receive and hold additional security or guaranties for the Used Vehicle Floorplan Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Agent in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Used Vehicle Floorplan Obligations or any part thereof; (viii) settle, release on terms satisfactory to the Agent or by operation of Applicable Law or otherwise liquidate or enforce any Used Vehicle Floorplan Obligations and any security or guaranty in any manner; (ix) consent to the transfer of any security and bid and purchase at any sale; and/or (x) consent to the merger, change or any other restructuring or termination of the corporate or other existence of any Used Vehicle Floorplan Borrower or any other Person, and correspondingly restructure the Used Vehicle Floorplan Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Used Vehicle Floorplan Borrower hereunder, or under any other Loan Document to which any Used Vehicle Floorplan Borrower is a party, or affect the enforceability hereof or thereof with respect to all or any part of the Used Vehicle Floorplan Obligations. (ii) The Agent may enforce this Agreement and the other Loan Documents independently as to each Used Vehicle Floorplan Borrower and independently of any

91 14555989v114555989v8 other remedy or security the Agent or any Lender at any time may have or hold in connection with the Used Vehicle Floorplan Obligations, and it shall not be necessary for the Agent to marshal assets in favor of any Used Vehicle Floorplan Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding against any Used Vehicle Floorplan Borrower. Each Used Vehicle Floorplan Borrower expressly waives any right to require the Agent to marshal assets in favor of any Used Vehicle Floorplan Borrower or any other Person or to proceed against any other Used Vehicle Floorplan Borrower or any Collateral provided by any other Used Vehicle Floorplan Borrower, and agrees that the Agent may proceed against Used Vehicle Floorplan Borrowers and/or the Collateral in such order as it shall determine in its sole and absolute discretion. To the extent permitted by Applicable Law, the Agent and the Lenders may file a separate action or actions against any Used Vehicle Floorplan Borrower, whether action is brought or prosecuted with respect against any other Person, or whether any other Person is joined in any such action or actions. Each Used Vehicle Floorplan Borrower agrees that the Agent, the Lenders and each Used Vehicle Floorplan Borrower and Affiliate of any Used Vehicle Floorplan Borrower may deal with each other in connection with the Used Vehicle Floorplan Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the enforceability of this Agreement and the other Loan Documents or the liability of any Used Vehicle Floorplan Borrower. Each Used Vehicle Floorplan Borrower shall at all times remain liable for the full amount of the Used Vehicle Floorplan Obligations even though the Used Vehicle Floorplan Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any other Used Vehicle Floorplan Borrower, or any one or more of them or any other Person and whether or not any other Used Vehicle Floorplan Borrower or any other Person shall have any personal liability with respect thereto. To the fullest extent permitted by Applicable Law, each Used Vehicle Floorplan Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any other Used Vehicle Floorplan Borrower or any other Person with respect to the Used Vehicle Floorplan Obligations, (ii) the unenforceability or invalidity of any security or guaranty for the Used Vehicle Floorplan Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Used Vehicle Floorplan Obligations, (iii) the cessation from any cause whatsoever of the liability of any other Used Vehicle Floorplan Borrower or any other Person (other than by reason of the full payment and performance of all Used Vehicle Floorplan Obligations), (iv) any failure of the Agent to marshal assets in favor of any Used Vehicle Floorplan Borrower or any other Person, (v) except as otherwise provided in this Agreement, or in the other Loan Documents, any failure of the Agent to give notice of sale or other disposition of Collateral to any Used Vehicle Floorplan Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (vi) any act or omission of the Agent or any Lender or others that directly or indirectly results in or aids the discharge or release of any other Used Vehicle Floorplan Borrower or any other Person or the Used Vehicle Floorplan Obligations or any security or guaranty therefor by operation of Applicable Law or otherwise, (vii) any Applicable Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation, (viii) any failure of the Agent or any Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (ix) any election made by the Agent

92 14555989v114555989v8 or any Lender in any bankruptcy proceeding of any Person, (x) any extension of credit or the grant of any security interest under any provision of the United States Bankruptcy Code, (xi) any use of cash collateral under the United States Bankruptcy Code, (xii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (xiii) the avoidance of any security in favor of the Agent or the Lenders for any reason, (xiv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Used Vehicle Floorplan Obligations (or any interest thereon) in or as a result of any such proceeding, (xv) to the extent permitted, the benefits of any form of one-action rule under any Applicable Law, or (xvi) any action taken by the Agent or any Lender that is authorized by this Agreement or any provision of any other Loan Document. Each Used Vehicle Floorplan Borrower expressly waives any right to enforce any remedy that the Agent or any Lender now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by the Agent or any Lender. Each Used Vehicle Floorplan Borrower waives all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Used Vehicle Floorplan Obligations has destroyed such Used Vehicle Floorplan Borrower’s rights of subrogation and reimbursement against the principal. (b) Service Loaner Vehicle Floorplan Borrowers. (i) Each Service Loaner Vehicle Floorplan Borrower acknowledges that the Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans herein will or may be made for the benefit of the other Service Loaner Vehicle Floorplan Borrowers as well as such Service Loaner Vehicle Floorplan Borrower and, in full recognition of that fact, each Service Loaner Vehicle Floorplan Borrower consents and agrees that the Agent and the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability of this Agreement and the other Loan Documents, or the liability of any Service Loaner Vehicle Floorplan Borrower hereunder or thereunder: (i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Service Loaner Vehicle Floorplan Obligations or any part thereof, including any increase or decrease of the rates of interest thereon; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Service Loaner Vehicle Floorplan Obligations or any part thereof, or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Service Loaner Vehicle Floorplan Obligations or any part thereof; (iv) accept partial payments on the Service Loaner Vehicle Floorplan Obligations; (v) receive and hold additional security or guaranties for the Service Loaner Vehicle Floorplan Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Agent in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Service Loaner Vehicle Floorplan Obligations or any part thereof; (viii) settle, release on terms satisfactory to the Agent or by operation of Applicable Law or otherwise liquidate or enforce any Service Loaner Vehicle

93 14555989v114555989v8 Floorplan Obligations and any security or guaranty in any manner; (ix) consent to the transfer of any security and bid and purchase at any sale; and/or (x) consent to the merger, change or any other restructuring or termination of the corporate or other existence of any Service Loaner Vehicle Floorplan Borrower or any other Person, and correspondingly restructure the Service Loaner Vehicle Floorplan Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Service Loaner Vehicle Floorplan Borrower hereunder, or under any other Loan Document to which any Service Loaner Vehicle Floorplan Borrower is a party, or affect the enforceability hereof or thereof with respect to all or any part of the Service Loaner Vehicle Floorplan Obligations. (ii) The Agent may enforce this Agreement and the other Loan Documents independently as to each Service Loaner Vehicle Floorplan Borrower and independently of any other remedy or security the Agent or any Lender at any time may have or hold in connection with the Service Loaner Vehicle Floorplan Obligations, and it shall not be necessary for the Agent to marshal assets in favor of any Service Loaner Vehicle Floorplan Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding against any Service Loaner Vehicle Floorplan Borrower. Each Service Loaner Vehicle Floorplan Borrower expressly waives any right to require the Agent to marshal assets in favor of any Service Loaner Vehicle Floorplan Borrower or any other Person or to proceed against any other Service Loaner Vehicle Floorplan Borrower or any Collateral provided by any other Service Loaner Vehicle Floorplan Borrower, and agrees that the Agent may proceed against Service Loaner Vehicle Floorplan Borrowers and/or the Collateral in such order as it shall determine in its sole and absolute discretion. To the extent permitted by Applicable Law, the Agent and the Lenders may file a separate action or actions against any Service Loaner Vehicle Floorplan Borrower, whether action is brought or prosecuted with respect against any other Person, or whether any other Person is joined in any such action or actions. Each Service Loaner Vehicle Floorplan Borrower agrees that the Agent, the Lenders and each Service Loaner Vehicle Floorplan Borrower and Affiliate of any Service Loaner Vehicle Floorplan Borrower may deal with each other in connection with the Service Loaner Vehicle Floorplan Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the enforceability of this Agreement and the other Loan Documents or the liability of any Service Loaner Vehicle Floorplan Borrower. Each Service Loaner Vehicle Floorplan Borrower shall at all times remain liable for the full amount of the Service Loaner Vehicle Floorplan Obligations even though the Service Loaner Vehicle Floorplan Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any other Service Loaner Vehicle Floorplan Borrower, or any one or more of them or any other Person and whether or not any other Service Loaner Vehicle Floorplan Borrower or any other Person shall have any personal liability with respect thereto. To the fullest extent permitted by Applicable Law, each Service Loaner Vehicle Floorplan Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any other Service Loaner Vehicle Floorplan Borrower or any other Person with respect to the Service Loaner Vehicle Floorplan Obligations, (ii) the unenforceability or invalidity of any security or guaranty for the Service Loaner Vehicle Floorplan Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Service Loaner Vehicle Floorplan Obligations, (iii) the cessation from any cause whatsoever of the liability of any other Service Loaner Vehicle Floorplan Borrower or any other Person (other than by reason

94 14555989v114555989v8 of the full payment and performance of all Service Loaner Vehicle Floorplan Obligations), (iv) any failure of the Agent to marshal assets in favor of any Service Loaner Vehicle Floorplan Borrower or any other Person, (v) except as otherwise provided in this Agreement, or in the other Loan Documents, any failure of the Agent to give notice of sale or other disposition of Collateral to any Service Loaner Vehicle Floorplan Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (vi) any act or omission of the Agent or any Lender or others that directly or indirectly results in or aids the discharge or release of any other Service Loaner Vehicle Floorplan Borrower or any other Person or the Service Loaner Vehicle Floorplan Obligations or any security or guaranty therefor by operation of Applicable Law or otherwise, (vii) any Applicable Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation, (viii) any failure of the Agent or any Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (ix) any election made by the Agent or any Lender in any bankruptcy proceeding of any Person, (x) any extension of credit or the grant of any security interest under any provision of the United States Bankruptcy Code, (xi) any use of cash collateral under the United States Bankruptcy Code, (xii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (xiii) the avoidance of any security in favor of the Agent or the Lenders for any reason, (xiv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Service Loaner Vehicle Floorplan Obligations (or any interest thereon) in or as a result of any such proceeding, (xv) to the extent permitted, the benefits of any form of one-action rule under any Applicable Law, or (xvi) any action taken by the Agent or any Lender that is authorized by this Agreement or any provision of any other Loan Document. Each Service Loaner Vehicle Floorplan Borrower expressly waives any right to enforce any remedy that the Agent or any Lender now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by the Agent or any Lender. Each Service Loaner Vehicle Floorplan Borrower waives all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Service Loaner Vehicle Floorplan Obligations has destroyed such Service Loaner Vehicle Floorplan Borrower’s rights of subrogation and reimbursement against the principal. 3.6.5 Condition of the Used Vehicle Floorplan Borrowers and Service Loaner Vehicle Floorplan Borrowers. (a) Each Used Vehicle Floorplan Borrower represents and warrants to the Agent and the Lenders that such Used Vehicle Floorplan Borrower has established adequate means of obtaining from the other Used Vehicle Floorplan Borrowers, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Used Vehicle Floorplan Borrowers and their properties, and each Used Vehicle Floorplan Borrower now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the other Used Vehicle Floorplan Borrowers and their properties. Each Used Vehicle Floorplan Borrower hereby expressly waives and relinquishes any duty on the part of the Agent and the Lenders (should any such duty exist)

95 14555989v114555989v8 to disclose to such Used Vehicle Floorplan Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of any other Used Vehicle Floorplan Borrower or its properties, whether now known or hereafter known by the Agent or any Lender during the life of this Agreement. With respect to any of the Used Vehicle Floorplan Obligations, the Agent and the Lenders need not inquire into the powers of any Used Vehicle Floorplan Borrower or the officers or employees acting or purporting to act on its behalf, and each Used Vehicle Floorplan Borrower shall be liable for all Used Vehicle Floorplan Obligations made or created in good faith reliance upon the professed exercise of such powers. (b) Each Service Loaner Vehicle Floorplan Borrower represents and warrants to the Agent and the Lenders that such Service Loaner Vehicle Floorplan Borrower has established adequate means of obtaining from the other Service Loaner Vehicle Floorplan Borrowers, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Service Loaner Vehicle Floorplan Borrowers and their properties, and each Service Loaner Vehicle Floorplan Borrower now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the other Service Loaner Vehicle Floorplan Borrowers and their properties. Each Service Loaner Vehicle Floorplan Borrower hereby expressly waives and relinquishes any duty on the part of the Agent and the Lenders (should any such duty exist) to disclose to such Service Loaner Vehicle Floorplan Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of any other Service Loaner Vehicle Floorplan Borrower or its properties, whether now known or hereafter known by the Agent or any Lender during the life of this Agreement. With respect to any of the Service Loaner Vehicle Floorplan Obligations, the Agent and the Lenders need not inquire into the powers of any Service Loaner Vehicle Floorplan Borrower or the officers or employees acting or purporting to act on its behalf, and each Service Loaner Vehicle Floorplan Borrower shall be liable for all Service Loaner Vehicle Floorplan Obligations made or created in good faith reliance upon the professed exercise of such powers. 3.6.6 Liens on Real Property. (a) In the event that all or any part of the Used Vehicle Floorplan Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real property, each Used Vehicle Floorplan Borrower authorizes the Agent, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Used Vehicle Floorplan Obligations of any Used Vehicle Floorplan Borrower, the enforceability of this Agreement, or the validity or enforceability of any security interests of the Agent on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each Used Vehicle Floorplan Borrower expressly waives any defenses to the enforcement of any security interests created by any Collateral Documents or to the recovery by the Agent or any Lender against any Used Vehicle Floorplan Borrower or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of such Used Vehicle Floorplan Borrower and may preclude such Used Vehicle Floorplan Borrower from obtaining reimbursement or contribution from any other Person. Each Used Vehicle Floorplan Borrower expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein which is owned by another Used

96 14555989v114555989v8 Vehicle Floorplan Borrower or any other Person and is subject to any such deeds of trust or mortgages or other instruments and any Used Vehicle Floorplan Borrower’s failure to receive any such notice shall not impair or affect such Used Vehicle Floorplan Borrower’s obligations hereunder or the enforceability of this Agreement and the other Loan Documents. (b) In the event that all or any part of the Service Loaner Vehicle Floorplan Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real property, each Service Loaner Vehicle Floorplan Borrower authorizes the Agent, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Service Loaner Vehicle Floorplan Obligations of any Service Loaner Vehicle Floorplan Borrower, the enforceability of this Agreement, or the validity or enforceability of any security interests of the Agent on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each Service Loaner Vehicle Floorplan Borrower expressly waives any defenses to the enforcement of any security interests created by any Collateral Documents or to the recovery by the Agent or any Lender against any Service Loaner Vehicle Floorplan Borrower or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of such Service Loaner Vehicle Floorplan Borrower and may preclude such Service Loaner Vehicle Floorplan Borrower from obtaining reimbursement or contribution from any other Person. Each Service Loaner Vehicle Floorplan Borrower expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein which is owned by another Service Loaner Vehicle Floorplan Borrower or any other Person and is subject to any such deeds of trust or mortgages or other instruments and any Service Loaner Vehicle Floorplan Borrower’s failure to receive any such notice shall not impair or affect such Service Loaner Vehicle Floorplan Borrower’s obligations hereunder or the enforceability of this Agreement and the other Loan Documents. 3.6.7 Waiver of Rights of Subrogation. (a) Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Used Vehicle Floorplan Borrower is a party, each Used Vehicle Floorplan Borrower hereby waives with respect to each other Used Vehicle Floorplan Borrower and its successors and assigns (including any surety), any and all rights at law or in equity to subrogation, to reimbursement, to indemnity, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker which any Used Vehicle Floorplan Borrower may have or hereafter acquire against any other Used Vehicle Floorplan Borrower in connection with or as a result of such Used Vehicle Floorplan Borrowers’ execution, delivery and/or performance of this Agreement or any other Loan Document to which any Used Vehicle Floorplan Borrower is a party, in each case, until the full and final payment of the Used Vehicle Floorplan Obligations and termination of the Commitments under this Agreement. Until the full and final payment of the Used Vehicle Floorplan Obligations and the termination of the Commitments under this Agreement, each Used Vehicle Floorplan Borrower agrees that it shall not have or assert any such rights against any other Used Vehicle Floorplan Borrower or its successors and assigns (including any surety) which is directly or indirectly a creditor of any other Used Vehicle

97 14555989v114555989v8 Floorplan Borrower or any surety for any other Used Vehicle Floorplan Borrower, either directly or as an attempted setoff to any action commenced against any Used Vehicle Floorplan Borrower by any other Used Vehicle Floorplan Borrower (as a borrower or in any other capacity). Each Used Vehicle Floorplan Borrower hereby acknowledges and agrees that this waiver is intended to benefit the Agent and the Lenders and shall not limit or otherwise affect its liability hereunder, under any other Loan Document to which any Used Vehicle Floorplan Borrower is a party, or the enforceability hereof or thereof. (b) Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Service Loaner Vehicle Floorplan Borrower is a party, each Service Loaner Vehicle Floorplan Borrower hereby waives with respect to each other Service Loaner Vehicle Floorplan Borrower and its successors and assigns (including any surety), any and all rights at law or in equity to subrogation, to reimbursement, to indemnity, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker which any Service Loaner Vehicle Floorplan Borrower may have or hereafter acquire against any other Service Loaner Vehicle Floorplan Borrower in connection with or as a result of such Service Loaner Vehicle Floorplan Borrowers’ execution, delivery and/or performance of this Agreement or any other Loan Document to which any Service Loaner Vehicle Floorplan Borrower is a party, in each case, until the full and final payment of the Service Loaner Vehicle Floorplan Obligations and termination of the Commitments under this Agreement. Until the full and final payment of the Service Loaner Vehicle Floorplan Obligations and the termination of the Commitments under this Agreement, each Service Loaner Vehicle Floorplan Borrower agrees that it shall not have or assert any such rights against any other Service Loaner Vehicle Floorplan Borrower or its successors and assigns (including any surety) which is directly or indirectly a creditor of any other Service Loaner Vehicle Floorplan Borrower or any surety for any other Service Loaner Vehicle Floorplan Borrower, either directly or as an attempted setoff to any action commenced against any Service Loaner Vehicle Floorplan Borrower by any other Service Loaner Vehicle Floorplan Borrower (as a borrower or in any other capacity). Each Service Loaner Vehicle Floorplan Borrower hereby acknowledges and agrees that this waiver is intended to benefit the Agent and the Lenders and shall not limit or otherwise affect its liability hereunder, under any other Loan Document to which any Service Loaner Vehicle Floorplan Borrower is a party, or the enforceability hereof or thereof. 3.6.8 Waiver of Discharge. Without limiting the generality of the foregoing, to the fullest extent permitted by Applicable Law, each Used Vehicle Floorplan Borrower and Service Loaner Vehicle Floorplan Borrower hereby waives discharge based upon all defenses based on suretyship or impairment of the Collateral. 3.6.9 Understandings with Respect to Waivers and Consents. Each Used Vehicle Floorplan Borrower and Service Loaner Vehicle Floorplan Borrowers warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Used Vehicle Floorplan Borrowers or Service Loaner Vehicle Floorplan Borrowers otherwise may have against the other Used Vehicle

98 14555989v114555989v8 Floorplan Borrowers or Service Loaner Vehicle Floorplan Borrowers (as applicable), the Agent, any Lender, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable. If any of the waivers or consents herein is determined to be contrary to any Applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Applicable Law. 3.6.10 Mutual Benefit. Each Used Vehicle Floorplan Borrower and Service Loaner Vehicle Floorplan Borrower agrees that the credit accommodations to be extended by the Lenders under this Agreement and the other Loan Documents are of benefit to each of them, that each Used Vehicle Floorplan Borrower and Service Loaner Vehicle Floorplan Borrower is a direct and indirect beneficiary of the value given thereunder, and each extension of credit under this Agreement, and the other Loan Documents will be of substantial benefit to each Used Vehicle Floorplan Borrower and Service Loaner Vehicle Floorplan Borrower. 3.7 Addition of Used Vehicle Floorplan Borrowers and Service Loaner Vehicle Floorplan Borrowers. (a) If, on or after the Seventh Amendment Effective Date, any new Dealership (other than a Foreign Dealership, Dual Subsidiary or Silo Subsidiary) is established or any existing Dealership (other than a Foreign Dealership, Dual Subsidiary or Silo Subsidiary) requires financing for its Eligible Used Vehicles and/or Service Loaner Vehicles, the Company shall deliver to the Agent a written notice specifying the name of the additional Used Vehicle Floorplan Borrower and/or Service Loaner Vehicle Borrower, the proposed Dealership Loan Limit for such Used Vehicle Floorplan Borrower and/or Service Loaner Vehicle Borrower, the applicable manufacturers to be financed or excluded from financing for such Floorplan Borrower and any other information requested by the Agent. Upon approval by the Agent, establishment of a Dealership Loan Limit and, if applicable, Dealership Loan Sublimit(s), and satisfaction of the requirements in Section 9.3, such Dealership shall become a Used Vehicle Floorplan Borrower and/or Service Loaner Vehicle Floorplan Borrower and entitled to finance Eligible Used Vehicles and/or Service Loaner Vehicles hereunder. For purposes of clarification, no Dealership (other than a Foreign Dealership, Dual Subsidiary, Silo Subsidiary or a Dealership that is financing its New Vehicles with the proceeds of Indebtedness permitted under Sections 13.10(o) or (s)) shall incur any indebtedness to finance Eligible Used Vehicles and/or Service Loaner Vehicles, as applicable, except for Used Vehicle Floorplan Loans and/or Service Loan Vehicle Floorplan Loans, as applicable, under this Agreement, without the consent of the Agent and the Lenders. ARTICLE 4 REVOLVING LINE OF CREDIT 4.1 Revolving Loans. 4.1.1 Revolving Loan Commitment. Subject to the terms and conditions of this Agreement, each Lender severally and not jointly agrees to make loans (each a “Revolving Loan”) to the Revolving Loan Borrower on a revolving credit basis during the period from the Closing Date to but not including the Termination Date; provided that (a) the aggregate outstanding principal balance of the Revolving Loans made by each Lender, plus the outstanding principal balance of such Lender’s participating interest in the Revolving Swing Line Loans and Letters of Credit shall not at any time exceed an amount equal to such Lender’s Revolving Loan Commitment; (b) the outstanding principal balance of all Revolving Loans shall not at any time

99 14555989v114555989v8 exceed, in the aggregate, as to all Lenders, the Maximum Revolving Loan Amount, and (c) the outstanding principal balance of all Revolving Loans, plus the outstanding principal balance of all Revolving Swing Line Loans, plus the LC Obligations shall not at any time exceed, in the aggregate, as to all Lenders, the Maximum Revolving Loan Amount. Subject to the terms and conditions hereof, Borrower may borrow, prepay and reborrow Revolving Loans. 4.1.2 Purpose of Revolving Loans. The Revolving Loan Borrower shall use the proceeds of the Revolving Loans, for Permitted Acquisitions, capital expenditures, its general corporate purposes and to refinance Revolving Swing Line Loans. 4.1.3 Requests for Revolving Loans. Whenever the Revolving Loan Borrower wishes to obtain a Revolving Loan, it shall give Agent irrevocable notice thereof no later than 11:00 a.m. (Pacific Time) at least one Business Day prior to the date of the requested borrowing. Such notice shall specify the requested borrowing date (which must be a Business Day), the amount of the Revolving Loan, and include any other information and documentation reasonably requested by the Agent. The Agent will promptly notify each Lender of its receipt of any request for a Revolving Loan and of the amount of its Pro Rata Share of such Revolving Loan. Each Revolving Loan Advance shall be in a minimum amount of $1,000,000 and in multiples of $100,000 above such amount. 4.1.4 Funding of Revolving Loans. If the Agent notifies the Lenders of a request for a Revolving Loan Advance by 1:00 p.m. (Pacific Time) on any Business Day, each Lender will deliver its Pro Rata Share of such Revolving Loan Advance to the Agent by 11:00 a.m. (Pacific Time) on the Business Day after such notification. 4.1.5 Revolving Loan Payments. (a) Interest Payments. Interest on the unpaid principal balance of the Revolving Loans shall be paid monthly by the Revolving Loan Borrower in an amount equal to all interest accrued during the prior calendar month. Such interest payments shall be made on each Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date commencing with the first such date to occur following the Closing Date and continuing thereafter. All accrued interest outstanding on the Termination Date shall be due and payable in full on the Termination Date. (b) Voluntary Principal Payments. The Revolving Loan Borrower may make voluntary repayments of all or a portion of the outstanding principal balance of the Revolving Loans if the Revolving Loan Borrower gives Agent written or telephonic notice of such voluntary repayment no later than 11:00 a.m. (Pacific Time) at least one Business Day prior to the date of such repayment; provided that each such voluntary principal repayment shall be in a minimum amount of $1,000,000 and in multiples of $100,000 above such amount unless the Revolving Loans are being repaid in full. Such notice shall specify the anticipated date of the voluntary repayment and the principal amount of the Revolving Loans that will be repaid on such date. Any voluntary repayment of the Revolving Loans that is received by the Agent without such notice shall be deemed to have been received by the Agent on the Business Day after such payment is actually received by the Agent and interest shall accrue on the amounts so repaid through the date of such deemed receipt.

100 14555989v114555989v8 (c) Principal Payment at Maturity. The entire outstanding principal balance of the Revolving Loans plus all interest accrued thereon shall be due and payable in full by the Revolving Loan Borrower on the Termination Date. 4.1.6 Voluntary Reduction or Termination of Commitment. The Revolving Loan Borrower may from time to time on at least ten (10) Business Day’s prior written notice to the Agent (which shall promptly advise each Lender thereof) permanently reduce the Aggregate Revolving Loan Commitment to an amount not less than the then outstanding principal balance of the Revolving Loans and Revolving Swing Line Loans plus the LC Obligations. Concurrently with any reduction of the Aggregate Revolving Loan Commitment to zero, (a) no further Revolving Loans or Revolving Swing Line Loans will be made and no further Letters of Credit will be issued, (b) the Revolving Loan Borrower shall pay all principal and interest on the Revolving Loans and Revolving Swing Line Loans and all fees and other amounts owing to the Agent and the Lenders, and (c) the Revolving Loan Borrower shall grant to the Agent a security interest in cash collateral to be held in the LC Collateral Account in an amount equal to the LC Obligations at such time. All reductions of the Aggregate Revolving Loan Commitment shall reduce the Revolving Loan Commitments pro rata among the Lenders according to their respective Pro Rata Shares; and except as otherwise set forth in the proviso to this Section 4.1.6, shall reduce the Revolving Swing Line Commitment in proportion to the reduction of the Aggregate Revolving Loan Commitment; provided, however, that (unless the Aggregate Revolving Loan Commitment is reduced to less than such amount), the Revolving Swing Line Commitment shall not be reduced. 4.1.7 Revolving Loan Commitment Fee. The Revolving Loan Borrower agrees to pay to the Agent, for the account of the Lenders, a commitment fee (the “Revolving Loan Commitment Fee”) calculated at a per annum rate equal to the Revolving Loan Commitment Fee Rate on the average daily amount by which the Aggregate Revolving Loan Commitment exceeds the sum of (a) the actual aggregate outstanding principal balance of the Revolving Swing Line Loans on each day (it being understood that any portion of the outstanding principal balance of the Revolving Swing Line Loans ceases to be outstanding under the Revolving Swing Line Loans and commences being a portion of the outstanding principal balance under the Revolving Loans on the date that the Revolving Loans are funded to repay such portion of the outstanding principal balance of the Revolving Swing Line Loans); plus (b) the actual aggregate outstanding principal balance of the Revolving Loans plus (c) the LC Obligations on each day; provided that, if the aggregate amount of the Revolving Loan Commitment Fee payable for any period to the Lenders other than the Swing Line Lender (as set forth in the third sentence of this paragraph) exceeds the amount calculated under this sentence, then the Revolving Loan Borrower agrees to pay to the Agent, for the account of such Lenders, such additional amounts so that each Lender other than the Swing Line Lender receives the full amount of Revolving Loan Commitment Fee described in the third sentence of this paragraph. The accrued Revolving Loan Commitment Fee shall be due and payable in arrears on each Quarterly Payment Date hereafter and on the Termination Date for the three month period or other time period ending on the last day of the preceding fiscal quarter or on the Termination Date. The Revolving Loan Commitment Fee payable to each Lender other than the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate Revolving Loan Commitment exceeds the actual aggregate outstanding principal balance of the Revolving Loans plus the LC Obligations

101 14555989v114555989v8 on each day. The Revolving Loan Commitment Fee payable to the Lender which is the Swing Line Lender shall be based upon the amount determined by multiplying such Lender’s Pro Rata Share by the average daily amount by which the Aggregate Revolving Loan Commitment exceeds the actual aggregate outstanding principal balance of the Revolving Loans plus the LC Obligations on each day and subtracting from that amount the average daily outstanding principal balance of the Revolving Swing Line Loans. 4.1.8 Additional Payments. The Lenders shall have no obligation whatsoever, and they have no present intention, to make any Revolving Loan or Revolving Swing Line Loan after the Termination Date or which would cause the principal amount outstanding under this Agreement to exceed any of the limitations stated in this Agreement. Notwithstanding the foregoing, the Revolving Loan Borrower is and shall be and remain unconditionally liable to the Lenders for, and the Revolving Loan Borrower hereby promises to pay to the Agent for the account of the Lenders the amount of all Revolving Loans, Revolving Swing Line Loans, LC Obligations and other Revolving Loan Obligations hereunder, including without limitation Loans in excess of the limitations set forth herein and Revolving Loans and Revolving Swing Line Loans made after the Termination Date. The Revolving Loan Borrower shall pay to the Agent: (a) upon demand, or if earlier immediately upon becoming aware of the overadvance, the amount of any Revolving Loans and Revolving Swing Line Loans and LC Obligations in excess of any limitation contained in this Agreement; and (b) upon demand, the amount of any Revolving Loans and Revolving Swing Line Loans made after the Termination Date; together with interest on the principal amount of such Revolving Loans and Revolving Swing Line Loans and LC Obligations, as set forth herein. 4.1.9 Reserve Amount. (a) In addition to any other limitations set forth in this Article 4, in the event that on any day the outstanding principal balance of all New Vehicle Floorplan Loans, plus New Vehicle Swing Line Loans, plus requests for New Vehicle Floorplan Loans and New Vehicle Swing Line Loans exceeds ninety-five percent (95%) of the Aggregate New Vehicle Floorplan Loan Commitment as of such date, then until the next Business Day on which such condition no longer exists (i) a portion of the Aggregate Revolving Loan Commitment (the “Reserve Amount”) in an amount equal to the lesser of (A) Fifteen Million Dollars ($15,000,000) or (B) an amount equal to the Maximum Revolving Loan Amount as of any date, minus the sum of the outstanding principal balance of the Revolving Loans, Revolving Swing Lines Loans and LC Obligations as of such date, shall be reserved and, except as set forth in Section 4.1.9 (b) shall no longer be available for funding Revolving Loans or Revolving Swing Line Loans or for issuance of Letters of Credit, and (ii) the Maximum Revolving Loan Amount shall be reduced by the amount of the Reserve Amount. (b) (i) Notwithstanding any contrary provision in Section 4.1.9(a), the Reserve Amount may be used to fund Revolving Loans and Revolving Swing Line Loans which are used to repay New Vehicle Swing Line Loans or New Vehicle Floorplan Loans, so long as after giving effect to such Loans, the outstanding principal balance of the Revolving Loans, Revolving Swing Line Loans and LC Obligations does not exceed the Maximum Revolving Loan Amount (calculated without giving effect to reduction by the Reserve Amount); and (ii) if, after giving effect to any payment described in Section 4.1.9(b)(i), the circumstances giving rise

102 14555989v114555989v8 to the requirement for a Reserve Amount are still in effect, then the requirements and limitations in Section 4.1.9(a) shall continue in effect, including without limitation the requirement to maintain the Reserve Amount and the restrictions on borrowing set forth therein. 4.2 Revolving Swing Line Loans. 4.2.1 Revolving Swing Line Commitment. Subject to the terms and conditions of this Agreement, the Swing Line Lender shall make loans (each, a “Revolving Swing Line Loan”) to the Revolving Loan Borrower on a revolving credit basis during the period from the Closing Date to but not including the Termination Date; provided that (a) the aggregate outstanding principal balance of the Revolving Swing Line Loans shall not at any time exceed the Revolving Swing Line Commitment; and (b) the outstanding principal balance of all Revolving Loans made by all Lenders plus the outstanding principal balance of all Revolving Swing Line Loans, plus the LC Obligations, shall not at any time exceed the Maximum Revolving Loan Amount. Subject to the terms and conditions hereof, the Revolving Loan Borrower may borrow, prepay and reborrow Revolving Swing Line Loans. 4.2.2 Purpose of Revolving Swing Line Loans. The Revolving Loan Borrower shall use the proceeds of Revolving Swing Line Loans for purposes permitted by Section 4.1.2. 4.2.3 Requests for Revolving Swing Line Loans. Whenever the Revolving Loan Borrower wishes to obtain a Revolving Swing Line Loan, the Revolving Loan Borrower shall give Agent irrevocable notice thereof no later than 1:00 p.m. (Pacific Time) on the requested date of such Revolving Swing Line Loan, unless Swing Line Lender agrees in each instance, in its sole discretion, to a shorter time period. Such notice shall specify the requested borrowing date (which must be a Business Day) and the amount of the Revolving Swing Line Loan and include any other documentation and information reasonably requested by the Agent. 4.2.4 Revolving Swing Line Loan Payments. (a) Interest Payments. Interest on the unpaid principal balance of the Revolving Swing Line Loans shall be paid monthly by the Revolving Loan Borrower in an amount equal to all interest accrued during the prior calendar month. Such interest payments shall be made on each Used Vehicle/Revolving/Service Loaner Vehicle Monthly Payment Date commencing with the first such date to occur following the Closing Date and continuing thereafter. All accrued interest outstanding on the Termination Date shall be due and payable in full on the Termination Date. (b) Principal Payments. The entire outstanding principal balance of the Revolving Swing Line Loans plus all interest accrued thereon shall be due and payable in full by the Revolving Loan Borrower on the Termination Date. In addition, the principal balance of the Revolving Swing Line Loans shall be due and payable as required by Section 4.2.6. 4.2.5 Participation in Revolving Swing Line Loans. Immediately upon the making of a Revolving Swing Line Loan by the Swing Line Lender, the Swing Line Lender shall be deemed to have sold and transferred to each Lender and each Lender shall be deemed to have purchased and received from the Swing Line Lender, without any further action by any party, an

103 14555989v114555989v8 undivided participating interest in each Revolving Swing Line Loan in an amount equal to such Lender’s Pro Rata Share; provided, however, that (a) no Lender shall be required to fund its participation in any Revolving Swing Line Loan except as set forth in Section 4.2.6(b), and (b) no Lender shall be entitled to share in any payments of principal or interest in respect of its participation except, with respect to any participation funded by such Lender, as set forth herein. Such participation shall be subject to the terms and conditions of this Agreement. 4.2.6 Settlement of Revolving Swing Line Loans. (a) Refunding of Loans. (i) Upon the request of the Swing Line Lender, the Agent from time to time shall, on behalf of the Revolving Loan Borrower (and the Revolving Loan Borrower hereby irrevocably authorizes the Agent to so act on its behalf) request that each Lender (including Swing Line Lender in its capacity as a Lender) make a Revolving Loan to the Revolving Loan Borrower, in accordance with the provisions of this Section 4.2.6(a), which shall be applied to repay all or a portion of the outstanding principal balance of the Revolving Swing Line Loans (each such Revolving Loan, a “Refunding Revolving Loan”), in an amount equal to that Lender’s Pro Rata Share of all or a portion of the then outstanding principal balance of the Revolving Swing Line Loans. (ii) Without limiting the foregoing, each Lender agrees that the Agent may request the Lenders to make Refunding Revolving Loans at any time if (A) a Default has occurred and is continuing, or (B) in the judgment of Swing Line Lender, taking into account the outstanding principal balance of the Revolving Swing Line Loans, and the anticipated usage of the Revolving Swing Line Loans, such Refunding Revolving Loans are reasonably necessary to ensure that the outstanding principal balance of the Revolving Swing Line Loans will not at any time exceed the Revolving Swing Line Commitment or such lesser amount as is permitted to be outstanding on the Revolving Swing Line Loans at such time (it being understood that in order to attain such objective, Swing Line Lender may request refunding of the Revolving Swing Line Loans even though the principal balance of the Revolving Swing Line Loans at the time of such request is less than the Revolving Swing Line Commitment or the amount permitted to be outstanding on the Revolving Swing Line Loans). (iii) If the Agent makes a request for funding under this Section 4.2.6(a) by 1:00 p.m. (Pacific Time) on any Business Day, the Lenders will deliver the required amount to the Agent no later than 11:00 a.m. (Pacific Time) on the Business Day after such request. The proceeds of all Refunding Revolving Loans shall be paid by the Agent to the Swing Line Lender in repayment of the outstanding principal balance of the applicable Revolving Swing Line Loans. (b) Funding of Participations. In addition to the right of the Swing Line Lender to request refunding of the Revolving Swing Line Loans pursuant to Section 4.2.6(a), upon the request of the Swing Line Lender, the Agent may request each Lender (including Swing Line Lender in its capacity as a Lender) to fund its participation in the Revolving Swing Line Loans by paying to the Agent, for the account of the Swing Line Lender, its Pro Rata Share of the principal amount of the Revolving Swing Line Loans. If the Agent

104 14555989v114555989v8 makes such request by 1:00 p.m. (Pacific Time) on any Business Day, the Lenders will deliver such amount to the Agent no later than 11:00 a.m. (Pacific Time) on the Business Day after such request. All participations funded by the Lenders under this Section 4.2.6(b) shall be treated as the funding of the Revolving Loans for purposes of the calculation of the Revolving Loan Commitment Fee. If any payment paid to any Lender with respect to its participating interest in any Revolving Swing Line Loan is thereafter recovered from or must be returned or paid over by Swing Line Lender for any reason, such Lender will pay to the Agent for the account of the Swing Line Lender, such Lender’s Pro Rata Share of such amount and of any interest and other amounts paid or payable by the Swing Line Lender with respect to such amount. The Agent agrees not to request any funding of the Lender’s participations in the Revolving Swing Line Loans under this Section 4.2.6(b) at any time that such participations may be legally repaid using advances of the Revolving Loan under Section 4.2.6(a). (c) Payment to Swing Line Lender. Notwithstanding any contrary provision of this Agreement (i) except as set forth in clause (ii) of this Section 4.2.6(c) all payments of principal and interest on the Revolving Swing Line Loans shall be paid by the Agent solely to the Swing Line Lender; and (ii) with respect to each participation in Revolving Swing Line Loans which is funded by any Lender, such Lender (including Swing Line Lender in its capacity as Lender) shall be entitled to receive its Pro Rata Share of payments of (A) principal on such Revolving Swing Line Loans and (B) interest on such Revolving Swing Line Loans only for the period following the date such participation is funded. (d) Obligations Unconditional. The obligation of each Lender to make Revolving Loans to repay Revolving Swing Line Loans pursuant to Section 4.2.6(a) or to fund its participation interests in Revolving Swing Line Loans pursuant to Section 4.2.6(b) shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default, the fact that any one or more of the conditions in Article 9 is not satisfied, the termination of the availability of Loans, the fact that such Revolving Loan is made after the Termination Date to refinance Revolving Swing Line Loans made prior to the Termination Date, any defense, setoff, counterclaim or claim for recoupment of any Lender against Agent or Swing Line Lender or any other circumstance, whether or not similar to the foregoing. Notwithstanding the foregoing, the Lenders shall not be required to repay Revolving Swing Line Loans pursuant to Section 4.2.6(a) or to fund their participation interests in Revolving Swing Line Loans pursuant to Section 4.2.6(b) with respect to any portions of the outstanding principal balance of the Revolving Swing Line Loans that are funded by Swing Line Lender after Agent is deemed to have knowledge or notice of the occurrence of a Default or after the Termination Date. ARTICLE 5 LETTERS OF CREDIT 5.1 Letter of Credit Commitment. Subject to and upon the terms and conditions of this Agreement, LC Issuer may from time to time during the period from the Closing Date to the date which is thirty (30) days prior to the Termination Date issue and renew, extend and amend (“Modify” and such action, a “Modification”) one or more standby letters of credit for the account of the Revolving Loan Borrower or a Subsidiary acceptable to LC Issuer, (so long as the Revolving Loan Borrower is the applicant on and liable for repayment of such Letter of Credit under the applicable LC Agreement); provided that (a) the LC Obligations shall not exceed at

105 14555989v114555989v8 any time the Letter of Credit Commitment; and (b) the outstanding principal balance of all Revolving Loans made by all Lenders, plus the outstanding principal balance of all Revolving Swing Line Loans, plus the LC Obligations shall not at any time exceed the Maximum Revolving Loan Amount. 5.2 Existing Letters of Credit. LC Issuer has previously issued certain letters of credit for the account of the Revolving Loan Borrower or a Subsidiary under the Existing Loan Agreement (“Existing Letters of Credit”). Each of the Existing Letters of Credit shall be a Letter of Credit under and shall be subject to the terms and conditions of this Agreement. 5.3 LC Agreements. From time to time as required by LC Issuer, the Revolving Loan Borrower shall execute and deliver to LC Issuer a letter of credit reimbursement agreement or an amendment to existing agreements executed by the Revolving Loan Borrower (each, an “LC Agreement”) in a form acceptable to LC Issuer. Whenever the Revolving Loan Borrower wishes to request the issuance of a Letter of Credit, the Revolving Loan Borrower shall execute and deliver to LC Issuer an application therefor in LC Issuer’s standard form appropriately completed with all required information (an “LC Application”) and such other documents and information as LC Issuer reasonably requires. Each Letter of Credit shall be subject to all terms and conditions of this Agreement and of the applicable LC Application and LC Agreement. In the event of any express conflict between the terms of this Agreement and of the applicable LC Agreement, the terms of this Agreement shall control. 5.4 Expiry Date. No Letter of Credit shall be issued later than thirty (30) days prior to the Termination Date. Each Letter of Credit shall have an expiration date no later than the earlier of (a) two years after the issuance date (or date of extension or renewal, if applicable); or (b) the Termination Date. Drafts drawn under a Letter of Credit may be sight drafts or time drafts; provided, however, that no draft shall have a maturity date later than the Termination Date. If there are any Letters of Credit outstanding on the Termination Date, the Agent may require the Revolving Loan Borrower to deliver to the Agent funds in an amount equal to the LC Obligations. The Revolving Loan Borrower immediately shall deliver to the Agent all such funds required by the Agent and the Agent shall hold such funds in the LC Collateral Account as collateral for the Obligations and Permitted Additional Obligations. 5.5 Requests for Letters of Credit. Each LC Application or request for a Modification shall be submitted to the LC Issuer, with a copy to the Agent, at least five (5) Business Days prior to the proposed date of issuance or Modification (unless the LC Issuer, in any instance, in its sole discretion, agrees to a shorter time period). The Agent shall promptly notify the LC Issuer whether such LC Application, and the issuance of a Letter of Credit pursuant thereto, conform to the requirements of this Agreement. Upon issuance or Modification of a Letter of Credit, the LC Issuer shall promptly notify the Agent, and the Agent shall promptly notify the Lenders, of the amount and terms thereof. The LC Issuer shall have no independent duty to ascertain whether the conditions set forth in Article 9 have been satisfied; provided, however, that the LC Issuer shall not issue a Letter of Credit if, on or before the proposed date of issuance, the LC Issuer has received notice from the Agent or Required Lenders that any such condition has not been satisfied or waived. In the event of any conflict between the terms of this Agreement and the terms of any LC Application or LC Agreement, the terms of this Agreement shall control.

106 14555989v114555989v8 5.6 Participation in Letters of Credit. Upon the issuance of a Letter of Credit in accordance with this Agreement (or on the Closing Date with respect to Existing Letters of Credit), each Lender shall be deemed to have purchased a pro rata participation in such Letter of Credit and the related LC Obligations from the LC Issuer in an amount equal to its Pro Rata Share of the related LC Obligations. Without limiting the scope and nature of each Lender’s participation in any Letter of Credit, to the extent that the LC Issuer is not reimbursed by the Revolving Loan Borrower (and funds are not available in the LC Collateral Account) for any payment made by the LC Issuer under any Existing Letter of Credit or any other Letter of Credit issued in accordance with the terms hereof, or if any reimbursement received by LC Issuer is rescinded or must be returned, each Lender shall reimburse Agent, for the benefit of the LC Issuer, an amount equal to its Pro Rata Share of such reimbursement amount as set forth below. To obtain funding by the Lenders of any reimbursement amount, the Agent shall request, before 1:00 p.m. (Pacific Time) on a Business Day, each Lender (including the LC Issuer in its capacity as a Lender) to fund an amount equal to each Lender’s Pro Rata Share of the reimbursement amount. The Lenders shall fund to the Agent the amounts so requested no later than 11:00 a.m. (Pacific Time) on the Business Day after the date that such request is delivered to the Lenders and all amounts so funded shall be paid by the Agent to the LC Issuer in satisfaction of each Lender’s participation obligations. The obligation of each Lender to so reimburse Agent, on behalf of the LC Issuer, shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default, the termination of the availability of Letters of Credit, the fact that any one or more of the conditions in Article 9 is not satisfied, the fact that reimbursement is requested after the Termination Date, any defense, setoff, counterclaim or claim for recoupment against Agent or LC Issuer, or any other circumstance, whether or not similar to the foregoing. Any such reimbursement shall not relieve or otherwise impair the obligation of the Revolving Loan Borrower to reimburse the LC Issuer for the amount of any payment made by the LC Issuer under any Letter of Credit, together with interest as provided herein. 5.7 Payments. The Revolving Loan Borrower agrees to pay to the LC Issuer, on the date any payment is made by the LC Issuer, an amount equal to any payment made by the LC Issuer with respect to each Letter of Credit, together with interest on such amount from the date of any payment made by the LC Issuer at the Revolving Loan Borrowing Rate for the first three days and thereafter at the Default Rate applicable to Revolving Loans. The principal amount of any such payment shall be used to reimburse the LC Issuer for the payment made by it under the Letter of Credit and, to the extent that the Lenders have not reimbursed the Agent pursuant to Section 5.6, the interest amount of any such payment shall be solely for the account of the LC Issuer. Each Lender that has reimbursed the Agent pursuant to Section 5.6 for its Pro Rata Share of any payment made by the LC Issuer under a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of the LC Issuer against the Revolving Loan Borrower for reimbursement of principal and interest under this Section 5.7 and shall share, in accordance with that pro rata participation, in any principal payment made by the Revolving Loan Borrower with respect to such claim and in any interest payment made by the Revolving Loan Borrower (but only with respect to periods subsequent to the date such Lender reimbursed the Agent) with respect to such claim. The LC Issuer shall promptly make available to the Agent, in immediately available funds, any amounts due to the Lenders under this Section 5.7. The LC Issuer shall notify the Revolving Loan Borrower and the Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereof.

107 14555989v114555989v8 5.8 Terms Satisfactory to LC Issuer. Notwithstanding any contrary provision of this Agreement, any LC Agreement, LC Application, or any other Loan Document, all terms and conditions of each Letter of Credit must be acceptable to LC Issuer in its sole discretion and each Letter of Credit must conform to all requirements of the LC Issuer. 5.9 Obligations Absolute. The obligation of the Revolving Loan Borrower to pay to the LC Issuer the amount of any payment made by the LC Issuer under any Letter of Credit shall be absolute, unconditional, and irrevocable. Without limiting the foregoing, the Revolving Loan Borrower’s obligation shall not be affected by any of the following circumstances, except in the event of LC Issuer’s gross negligence or intentional misconduct: (a) any lack of validity or enforceability of the Letter of Credit, this Agreement, the other Loan Documents, or any other agreement or instrument relating thereto; (b) the existence of any claim, setoff, defense, or other rights which any Loan Party may have at any time against the LC Issuer, any beneficiary of the Letter of Credit (or any Persons for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions; (c) any draft, demand, statement, or any other document presented under the Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (d) the solvency or financial responsibility of any party issuing any documents in connection with a Letter of Credit; (e) any failure or delay in notice of shipments or arrival of any property; (f) any error, omission, interruption, delay, or loss in the transmission or delivery of any draft, message, notice, advice, or other communication relating to a Letter of Credit or any delay or interruption in any such message; (g) any error, neglect or default of any correspondent of the LC Issuer in connection with a Letter of Credit; (h) any error in interpretation of technical terms or any consequence arising from circumstances beyond the control of the LC Issuer; or (i) any other circumstance whatsoever, whether or not similar to any of the foregoing that might constitute a legal or equitable discharge of, or provide a right of setoff against, the Obligations of the Revolving Loan Borrower. 5.10 Letter of Credit Fees. 5.10.1 The Revolving Loan Borrower agrees to pay to the Agent, for the account of the Lenders ratably in accordance with their Pro Rata Shares, on the date any Letter of Credit

108 14555989v114555989v8 is issued, renewed or extended, with respect to each Letter of Credit, a letter of credit fee at a per annum rate equal to the LC Fee Percentage times the daily maximum amount available to be drawn under such Letter of Credit (“LC Fee”). The LC Fee on Letters of Credit shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first (1st) day of each April, July, October and January, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit expiration date and thereafter on demand; provided, further, that if any payment to be made by the Borrower under this Section 5.10.1 shall come due on a day other than a Business Day, such payment shall be due on the next succeeding Business Day. All fees paid under this Section 5.10.1 are non-refundable, even if the Letter of Credit for which they are paid is terminated or amended before its anticipated expiration or extended expiration date. 5.10.2 The Revolving Loan Borrower agrees to pay to LC Issuer, for its sole account on demand, (a) the fees agreed to between them as set forth in any fee letter or as otherwise agreed from time to time, and (b) with respect to each Letter of Credit and each draft drawn thereunder, LC Issuer’s customary fees and charges, including processing, drawing, transfer, amendment, negotiation, acceptance, and other fees and all out-of-pocket expenses incurred by the LC Issuer in accordance with the issuance, Modification, administration or payment of any Letter of Credit. 5.11 LC Collateral Account. The Revolving Loan Borrower will, upon the request of the Agent or Required Lenders and until the final expiration date of any Letter of Credit and thereafter as long as any amount is payable to the LC Issuer or the Lenders in respect of any Letter of Credit, maintain a special collateral account pursuant to arrangements satisfactory to the Agent (the “LC Collateral Account”), in the name of the Revolving Loan Borrower but under the sole dominion and control of the Agent, for the benefit of the Lenders and in which the Revolving Loan Borrower shall have no interest. The Revolving Loan Borrower hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Revolving Loan Borrower’s right, title and interest in and to all funds which may from time to time be on deposit in the LC Collateral Account to secure the prompt and complete payment and performance of the Obligations and Permitted Additional Obligations. The Agent will invest any funds on deposit from time to time in the LC Collateral Account in certificates of deposit of the Agent having a maturity not exceeding thirty (30) days. Nothing in this Section 5.11 shall either obligate the Agent to require the Revolving Loan Borrower to deposit any funds in the LC Collateral Account or limit the right of the Agent to release any funds held in the LC Collateral Account. 5.12 Borrower Indemnification. The Revolving Loan Borrower hereby agrees to indemnify and hold harmless each Lender, the LC Issuer and the Agent, and their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (the “Indemnified Persons”) from and against any and all claims, losses, liabilities, demands, damages, actions, causes of action, penalties, costs and expenses (including Attorney Costs), defenses, counterclaims, setoffs and claims for recoupment (collectively, “Claims”) which such Lender, the LC Issuer or the Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or proposed use of any Letter of Credit, including,

109 14555989v114555989v8 without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (a) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Revolving Loan Borrower may have against any Defaulting Lender) or (b) by reason of or on account of the LC Issuer issuing any Letter of Credit which specifies that the term “Beneficiary” included therein includes any successor by operation of law of the named Beneficiary, but which Letter of Credit does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Revolving Loan Borrower shall not be required to indemnify any Lender, the LC Issuer or the Agent for any Claim to the extent, but only to the extent, caused by (y) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (z) the LC Issuer’s failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 5.12 is intended to limit the obligations of the Revolving Loan Borrower under any other provision of this Agreement. Without limiting the provisions of Section 7.4, this Section 5.12 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. 5.13 Lenders’ Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify the LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Revolving Loan Borrower) against any Claims (except such as result from the LC Issuer’s gross negligence or willful misconduct or the LC Issuer’s failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit) that such indemnitees may suffer or incur in connection with this Article 5 or any action taken or omitted by such indemnitees hereunder. ARTICLE 6 CERTAIN ADDITIONAL PROVISIONS 6.1 Interest. 6.1.1 Interest Rate. Unless the Default Rate or the rate set forth in Section 7.3 is applicable, (a) New Vehicle Floorplan Loans and New Vehicle Swing Line Loans shall bear interest at a variable rate per annum equal to the New Vehicle Floorplan Borrowing Rate, (b) Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans shall bear interest at a variable rate per annum equal to the Used Vehicle Floorplan Borrowing Rate; (c) Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans shall bear interest at a variable rate per annum equal to the Service Loaner Vehicle Floorplan Borrowing Rate and (d) Revolving Loans and Revolving Swing Line Loans shall bear interest at a variable rate per annum equal to the Revolving Loan Borrowing Rate, in each case adjusted without notice on the date of each change in Adjusted Daily Simple SOFR, Adjusted Term SOFR or the Term SOFR Alternative Rate, as applicable.

110 14555989v114555989v8 6.1.2 Rates Applicable After Event of Default. During the continuance of an Event of Default the Required Lenders may, at their option, by notice to the Company, declare that (a) the Loans shall bear interest at a rate per annum equal to the interest rate which would otherwise be in effect from time to time pursuant to Section 6.1.1, plus 2% per annum (each, a “Default Rate”), and (b) the LC Fee shall be increased by 2% per annum, provided that, during the continuance of an Event of Default under Section 14.1.8, the interest rate set forth in clause (a) above and the increase in the LC Fee set forth in clause (b) above shall automatically be applicable to all Loans, Letters of Credit, and Credit Extensions without any election or action on the part of the Agent or any Lender. After an Event of Default has been cured or waived, the interest rate applicable to the Loans and the LC Fee shall revert to the rates applicable prior to the occurrence of an Event of Default. 6.1.3 Determination of Rate. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of the Loans in any manner it elects. 6.2 Evidence of Debt. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Agent in the ordinary course of business. The accounts or records maintained by the Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the New Vehicle Floorplan Borrowers, Used Vehicle Floorplan Borrower, Service Loaner Vehicle Floorplan Borrower and Revolving Loan Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Agent in respect of such matters, the accounts and records of the Agent shall control in the absence of manifest error. Notwithstanding the foregoing, any Lender may request that its Loans be evidenced by a promissory note (each a “Note”). In such event, the applicable Borrower shall prepare, execute and deliver to such Lender each applicable Note payable to the order of such Lender in a form supplied by the Agent. 6.3 Borrowing Procedure. 6.3.1 Requests for Loans. Whenever the New Vehicle Floorplan Borrowers, the Used Vehicle Floorplana Borrower, the Service Loaner Vehicle Floorplan Borrower or the Revolving Loan Borrower, as applicable, wishes to request a Loan, the Company shall give Agent irrevocable notice thereof within the time required by this Agreement. The Company (on behalf of the applicable Borrower or Borrowers) may request a Loan in writing or by telephone (or prior to the VIN Transition Date with respect to Used Vehicle Sweep Advances, as set forth in Section 3.2.7 and Service Loaner Vehicle Sweep Advances, as set forth in Section 3.4.7) for deposit into the Company’s deposit account(s) with the Agent. Requests for Loans to be deposited or forwarded elsewhere shall be in writing in such form and containing such additional information as the Agent may reasonably require in order to confirm the request and transmit funds. Each Borrower hereby authorizes Lenders and the Agent to make Advances and to transfer funds based on telephonic notices made by any Person which the Agent or any Lender in good faith believes to be acting on behalf of the Company, it being understood that the foregoing authorization is specifically intended to allow requests for Advances to be given telephonically.

111 14555989v114555989v8 The Company agrees to deliver promptly to the Agent a written confirmation (which may include e-mail) of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error. 6.3.2 Lending Installations. Each Lender may book its Advances and its participation in any LC Obligations and Swing Line Loans and the LC Issuer may book the Letters of Credit at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Letters of Credit, and participations in LC Obligations and Swing Line Loans shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and the LC Issuer may, by written notice to the Agent and the Company, designate replacement or additional Lending Installations through which Loans will be made by it or Letters of Credit will be issued by it and for whose account Loan payments or payments with respect to Letters of Credit are to be made. 6.4 Obligations Several. The failure of any Lender to make any Loan shall not relieve any other Lender of its obligation to make its Loan on any date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender. 6.5 Non-Receipt of Funds by the Agent. Unless the Company (on behalf of any Borrower or Borrowers) or a Lender, as the case may be, notifies Agent prior to the date on which Lender or a Borrower or Borrowers is scheduled to make payment to the Agent of (a) in the case of a Lender, the proceeds of a Loan or participation or (b) in the case of a Borrower or Borrowers, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower or Borrowers, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date Agent recovers such amount at a rate per annum equal to (y) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (z) in the case of payment by a Borrower or Borrowers, the interest rate applicable to the relevant Loan or Reimbursement Obligations. 6.6 Authorization. Any Loan made to any one or more of the Borrowers shall be conclusively presumed to have been made to or for the benefit of such Borrower or Borrowers when the proceeds of such Loan (a) are deposited to the credit of a Borrower in an account of a Borrower with the Agent, or (b) are transmitted to any other bank with directions to credit the same to the account of any Borrower at such bank, regardless of whether Persons other than those authorized to make requests for Loans have authority to draw against any such account. Each Borrower acknowledges that the Agent cannot effectively determine whether a particular request for a Loan is valid, authorized, or authentic. Therefore, each Borrower assumes all risk

112 14555989v114555989v8 of the validity, authenticity, and authorization of such requests, whether or not the individual making such requests has authority to request Loans. The Agent shall be entitled to act on the instructions of anyone identifying himself or herself as authorized to request Loans and each Borrower shall be bound thereby in the same manner as if the Person were actually so authorized. The Agent is authorized to credit any account of (w) any New Vehicle Floorplan Borrower with the Agent (or any account any New Vehicle Floorplan Borrower designates in writing) for Loans made to the New Vehicle Floorplan Borrowers, (x) theany Used Vehicle Floorplan Borrower with the Agent (or any account theany Used Vehicle Floorplan Borrower designates in writing) for loans made to the Used Vehicle Floorplan BorrowerBorrowers, (y) theany Service Loaner Vehicle Floorplan Borrower with the Agent (or any account theany Service Loaner Vehicle Floorplan Borrower designates in writing) for loans made to the Service Loaner Vehicle Floorplan BorrowerBorrowers, and (z) the Revolving Loan Borrower with the Agent (or any account the Revolving Loan Borrower designates in writing) for loans made to the Revolving Loan Borrower. A Borrower’s failure to confirm any telephonic request or otherwise comply with the provisions of this Section 6.6 shall not in any manner affect the obligation of the applicable Borrower or Borrowers to repay such Loans in accordance with the terms of this Agreement. Each Borrower agrees not to hold Agent or the Lenders liable for any errors or misunderstanding in complying with any written or oral directions for Loans; and each Borrower agrees to indemnify and hold Agent and the Lenders and the other Indemnified Persons harmless from any and all Claims which may arise or be created by the acceptance of instructions (telephonic or otherwise) for making Loans by wire transfer or otherwise, or for application of payments, other than as a result of the Agent’s gross negligence or willful misconduct. 6.7 Interest and Fee Basis. All interest rates and fees referred to herein shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Pacific Time) at the place of payment. If any payment of principal of or interest shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest on such payment. 6.8 Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent’s address specified for notice herein, or at any other Lending Installation of the Agent specified in writing by the Agent to the Company, by noon (Pacific Time) on the date when due and shall (except (a) with respect to repayments of Swing Line Loans, (b) in the case of Reimbursement Obligations for which the LC Issuer has not been fully indemnified by the Lenders, or (c) as otherwise specifically required hereunder) be applied ratably by the Agent among the Lenders, in accordance with their Pro Rata Shares. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified for notice herein, or at any Lending Installation specified in a notice received by the Agent from such Lender. Each reference to the Agent in this Section 6.8 shall also be deemed to refer, and shall apply equally, to the LC Issuer, in the case of payments required to be made by the Revolving Loan Borrower to the LC Issuer.

113 14555989v114555989v8 6.9 Payment by Automatic Debit. Each Borrower hereby authorizes Agent to automatically deduct the amount of all principal and interest payments, Reimbursement Obligations and fees from one or more deposit accounts of the Company with the Agent specified in a writing provided by the Company to the Agent. Each Borrower will pay all the fees on the account which result from the automatic deductions, including any overdraft and non- sufficient funds charges. If for any reason Agent does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due. The Company may change any account number by notifying Agent of the new account number. 6.10 Late Charges. Subject to any limitations imposed by Applicable Law, if any payment of principal or interest on the Loans, the LC Obligations, or other Obligations is fifteen (15) days or more past due, the New Vehicle Floorplan Borrowers, Used Vehicle Floorplan Borrower, Service Loaner Vehicle Floorplan Borrower, or the Revolving Loan Borrower, as applicable,applicable Borrower or Borrowers shall pay to the Agent on demand, for the account of the Lenders, a late charge of five percent of the delinquent payment. Each party hereto agrees that it would be difficult or costly to determine the actual costs incurred by any Lender by reason of late payment. Therefore, the parties agree that this late charge represents a fair and reasonable estimate of the costs incurred by each Lender and is reasonable under the circumstances existing as of the date hereof. Collection of the late payment fee shall not be deemed to be a waiver of any Default hereunder. 6.11 Limitation of Interest. Borrowers, the Agent and Lenders intend to strictly comply with all Applicable Laws, including applicable usury laws. Accordingly, the provisions of this Section 6.11 shall govern and control over every other provision of this Agreement or any other Loan Document which conflicts or is inconsistent with this Section 6.11, even if such provision declares that it controls. As used in this Section 6.11, the term “interest” includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under Applicable Law, provided that, to the maximum extent permitted by Applicable Law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the Obligations. In no event shall any Borrower or any other Person be obligated to pay, or any Lender have any right or privilege to reserve, receive or retain, (y) any interest in excess of the maximum amount of nonusurious interest permitted under the Applicable Laws (if any) of the United States or of any applicable state, or (z) total interest in excess of the amount which such Lender could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the Obligations at the Highest Lawful Rate. On each day, if any, that the interest rate (the “Stated Rate”) called for under this Agreement or any other Loan Document exceeds the Highest Lawful Rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the Highest Lawful Rate for that day, and shall remain fixed at the Highest Lawful Rate for each day thereafter until the total amount of interest accrued equals the total amount of interest which would have accrued if there were no such ceiling rate as is imposed by this sentence. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the Highest Lawful Rate when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate. The daily interest rates to be used in calculating interest at the Highest Lawful Rate shall be determined by dividing

114 14555989v114555989v8 the applicable Highest Lawful Rate per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Agreement or in any other Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 6.11, or be construed to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate. If the term of any Obligation is shortened by reason of acceleration of maturity as a result of any Event of Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason any Lender at any time, including, but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to such Lender, it shall be credited against the then-outstanding principal balance of the obligations of the applicable Borrower or Borrowers to such Lender, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor. 6.12 Increase Option. 6.12.1 The Company may from time to time request an increase in the Aggregate Commitment (each, an “Incremental Increase”) in minimum increments of $50,000,000 or such lower amount as is agreed to between the Company and the Agent, so long as, after giving effect thereto, (a) the aggregate amount of all such Incremental Increases requested and effected after the FifthSeventh Amendment Effective Date does not exceed $500,000,000, and (b) the Aggregate Commitment does not exceed $7,000,000,000. 6.12.2 The Company may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, an “Increasing Lender”), or by one or more new banks, financial institutions that is an Eligible Assignee (each such new bank, financial institution or other entity, an “Additional Lender”), which Lender or Lenders shall increase their existing Commitments, or extend additional Commitments, as the case may be; provided that (a) each Additional Lender and each Increasing Lender and the amount of the increase of each Additional Lender and Increasing Lender shall be subject to the reasonable approval of the Company, the Agent and the LC Issuer, (b) (i) in the case of an Increasing Lender, unless the increase occurs simultaneously with the closing of an amendment to this Agreement, the Agent, Borrowers and such Increasing Lender shall execute an Increasing Lender Agreement substantially in the form of Exhibit N hereto, and (ii) in the case of an Additional Lender, the Agent, Borrowers and such Additional Lender shall execute an Additional Lender Agreement substantially in the form of Exhibit M hereto, and (c) the applicable Borrower or Borrowers, Increasing Lender, Additional Lender and any other Loan Party shall each deliver to the Agent such other documents or amendments to existing Loan Documents as the Agent reasonably deems necessary. 6.12.3 No consent of any Lender (other than the applicable Increasing Lenders and Additional Lenders providing such Incremental Increase) shall be required for any Incremental Increase, including in connection with the Incremental Reallocation provided for in

115 14555989v114555989v8 this Section 6.12. Any Incremental Increase shall become effective on the date agreed by the Company, the Agent and the relevant Increasing Lenders or Additional Lenders, as applicable. The Agent shall promptly notify each Lender thereof after giving effect to the Incremental Increase and, if applicable, any Incremental Reallocation. Notwithstanding the foregoing, no Incremental Increase, including any Incremental Reallocation requested in connection therewith, shall become effective unless (a) on the proposed effective date of such Incremental Increase, (i) no Default has occurred and is continuing or will exist after giving effect to the increase and any Credit Extensions to be made on the effective date, (ii) all representations and warranties in this Agreement are true and correct in all material respects as of the effective date, (iii) the Company and its Subsidiaries will be in compliance (on a Pro Forma Basis reasonably acceptable to the Agent) with the financial covenants in Section 11.1 after giving effect to the increase, and (iv) the Agent has received a certificate with respect to the matters set forth in the foregoing clauses (a)(i), (ii) and (iii) dated the effective date and executed by the Company’s chief financial officer or other officer acceptable to the Agent, together with such supporting documentation as the Agent requires; (b) the Agent has received such documents as it requires to evidence the power and authority of the Borrowers to borrow and the Guarantors to guaranty hereunder after giving effect to such increase; and (c) in the case of an Incremental Reallocation, the conditions set forth in Section 6.12.4 shall be satisfied. 6.12.4 As to each Increasing Lender or Additional Lender, the amount of each Incremental Increase shall be allocated on a ratable basis for such Lender among the New Vehicle Floorplan Commitment, the Used Vehicle Floorplan Commitment, the Service Loaner Vehicle Floorplan Commitment and the Revolving Loan Commitment; provided that, concurrently with any Incremental Increase, the Company may, upon prior written notice to the Agent (which shall promptly be provided to the Lenders prior to the effectiveness of the Incremental Increase), request a reallocation of the Aggregate Commitment in connection with the Incremental Increase such that the amount of such Incremental Increase shall be reallocated (in part or in full) to the Aggregate New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment, Aggregate Service Loaner Vehicle Floorplan Commitment and/or Aggregate Revolving Loan Commitment, as selected by the Company, concurrently with the effectiveness of the Incremental Increase (an “Incremental Reallocation”) provided that, after giving effect to any Incremental Reallocation, (a) as to any Lender, such Lender’s Aggregate Lender Commitment shall not change (except with respect to any Increasing Lender or Additional Lender in connection with such Incremental Increase); (b) the Aggregate New Vehicle Floorplan Commitment shall not be less than the then outstanding principal balance of the New Vehicle Floorplan Loans and the New Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in the PR Accounts); (c) the Aggregate Used Vehicle Floorplan Commitment shall not be less than the then outstanding principal balance of the Used Vehicle Floorplan Loans and the Used Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in the PR Accounts); (d) the Aggregate Revolving Loan Commitment (i) shall not be more than 50% of the amount of the Aggregate Commitment and (ii) shall not be less than the then outstanding principal balance of the Revolving Loans and Revolving Swing Line Loans plus the LC Obligations and any Reserve Amount; and (e) the Aggregate Service Loaner Vehicle Floorplan Commitment (i) shall not, prior to the VIN Transition Date, be more than 3.00% of the amount of the Aggregate Commitment and (ii) shall not be less than the then outstanding principal balance of the Service Loaner Vehicle Floorplan Loans and the Service Loaner Vehicle Swing Line

116 14555989v114555989v8 Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in the PR Accounts). 6.12.5 On the effective date of any increase in the Aggregate Commitment, (a) each relevant Increasing Lender and Additional Lender shall make available to the Agent such amounts in immediately available funds as the Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such Incremental Increase and, if applicable, any Incremental Reallocation, and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding New Vehicle Floorplan Loans, Used Vehicle Floorplan Loans, Service Loaner Vehicle Floorplan Loans and/or Revolving Loans of all the Lenders to equal its applicable Pro Rata Share of such outstanding Loans, and (b) the Borrowers shall make such other payments and adjustments as the Agent reasonably deems necessary in connection with the changes in the Commitments and Pro Rata Shares of the Lenders (including as a result of any Incremental Reallocation). 6.12.6 All Incremental Reallocations shall be made pro rata among the Lenders (excluding any Commitment provided by the Increasing Lender and Additional Lenders in connection with such Incremental Increase) according to their respective Pro Rata Shares of the Aggregate New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment, Aggregate Revolving Loan Commitment, Aggregate Service Loaner Vehicle Floorplan Commitment, Revolving Swing Line Commitment, Used Vehicle Swing Line Commitment and/or Service Loaner Vehicle Floorplan Swing Line Commitment so that after giving effect to any Incremental Reallocation, each Lender (including any Increasing Lender and Additional Lender, as applicable) has the same Pro Rata Share of each of the New Vehicle Floorplan Commitment, Used Vehicle Floorplan Commitment, Revolving Loan Commitment and Service Loaner Vehicle Floorplan Commitment. 6.12.7 Following any Incremental Reallocation, the Aggregate New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment, Aggregate Revolving Loan Commitment and Aggregate Service Loaner Vehicle Floorplan Commitment and the Pro Rata Shares and New Vehicle Floorplan Commitment, Used Vehicle Floorplan Commitment, Revolving Loan Commitment, Service Loaner Vehicle Floorplan Commitment, Revolving Swing Line Commitment, Used Vehicle Swing Line Commitment and Service Loaner Vehicle Floorplan Swing Line Commitment of each Lender shall be noted in the Agent’s records, which records will be conclusive evidence thereof, absent manifest error; provided, however, that any failure by the Agent to record such information shall not affect or limit the obligations of the Borrowers hereunder; provided further, that the Agent shall promptly provide an amended copy of Schedule 1 as set forth in Section 6.12.3 to the Lenders. 6.13 Authorization. Each Borrower authorizes Agent and the Lenders (a) to furnish information about the Loans to each manufacturer or distributor of Vehicles, and (b) to advise each such manufacturer or distributor of any change or termination which may occur with respect to the Obligations.

117 14555989v114555989v8 6.14 Defaulting Lenders. 6.14.1 Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders. (b) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 14 or otherwise) or received by the Agent from a Defaulting Lender pursuant to Section 17.8 shall be applied at such time or times as may be determined by the Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the LC Issuer and Swing Line Lender hereunder; third, to Cash Collateralize the LC Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 6.14.4; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; fifth, if so determined by the Agent and the Company, to be held in a deposit account (including the LC Collateral Account) and released pro rata in order to (i) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (ii) Cash Collateralize the LC Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 6.14.4; sixth, to the payment of any amounts owing to the Lenders, the LC Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the LC Issuer or Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; eighth, if so determined by the Agent, distributed to the Lenders other than the Defaulting Lender until the ratio of the Outstanding Credit Exposure of such Lenders to the Aggregate Outstanding Credit Exposure equals such ratio immediately prior to the Defaulting Lender’s failure to fund any portion of any Loans or participations in Letters of Credit or Swing Line Loans; and ninth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (i) such payment is a payment of the principal amount of any Loans or Letters of Credit issuances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (ii) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Sections 9.2 and 9.3 were satisfied or waived, such payment shall be applied solely to pay the Credit Extensions and funded participations of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Credit Extensions or funded participations of such Defaulting Lender until such time as all Loans and funded and unfunded participations in LC Obligations and Swing Line

118 14555989v114555989v8 Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 6.14.1(d). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 6.14.1(b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (c) Certain Fees. (i) No Defaulting Lender shall be entitled to receive any New Vehicle Floorplan Commitment Fee, Used Vehicle Floorplan Commitment Fee, Service Loaner Vehicle Floorplan Commitment Fee, Revolving Loan Commitment Fee or Per Annum Fee for any period during which that Lender is a Defaulting Lender (and no Borrower shall be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (ii) Each Defaulting Lender shall be entitled to receive LC Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its ratable share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 6.14.4. (iii) With respect to any New Vehicle Floorplan Commitment Fee, Used Vehicle Floorplan Commitment Fee, Service Loaner Vehicle Floorplan Commitment Fee, Revolving Loan Commitment Fee or LC Fee not required to be paid to any Defaulting Lender pursuant to clause (c)(i) or (ii) above, the applicable Borrower or Borrowers shall (X) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in LC Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (d) below, (Y) pay to the LC Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the LC Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (Z) not be required to pay the remaining amount of any such fee. (d) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in LC Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated without regard to such Defaulting Lender’s interest as provided in the definition of Pro Rata Share) but only to the extent that (i) the conditions set forth in Sections 9.2 and 9.3 are satisfied at the time of such reallocation (and, unless the Company shall have otherwise notified the Agent at such time, each Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (ii) such reallocation does not cause the aggregate Outstanding Credit Exposure, Outstanding New Vehicle Floorplan Exposure, Outstanding Used Vehicle Floorplan Exposure, Outstanding Service Loaner Vehicle Floorplan Exposure or Outstanding Revolving Loan Exposure of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s applicable Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender,

119 14555989v114555989v8 including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (e) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (d) above cannot, or can only partially, be effected, the applicable Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, (i) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (ii) second, Cash Collateralize the LC Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 6.14.4. 6.14.2 Defaulting Lender Cure. If the Borrower, the Agent, the Swing Line Lender and the LC Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to Section 6.14.1(d)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. 6.14.3 New Swing Line Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (a) the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (b) the LC Issuer shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 6.14.4 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Agent or the LC Issuer (with a copy to the Agent) the Revolving Loan Borrower shall Cash Collateralize the LC Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 6.14.1(d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. The Revolving Loan Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Agent, for the benefit of the LC Issuer, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of LC Obligations, to be applied pursuant to clause (b) below. If at any time the Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Agent and the LC Issuer as herein provided, or that the total amount of such Cash Collateral is

120 14555989v114555989v8 less than the Minimum Collateral Amount, the Revolving Loan Borrower will, promptly upon demand by the Agent, pay or provide to the Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 6.14 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of LC Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the LC Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 6.14.4 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Agent and the LC Issuer that there exists excess Cash Collateral; provided that, subject to this Section 6.14 the Person providing Cash Collateral and the LC Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. 6.15 Replacement of Lender. If Borrowers are required pursuant to Section 7.1, 7.2 or 7.4 to make any additional payment to any Lender or if any Lender’s obligation to make Advances based on Adjusted Daily Simple SOFR, Adjusted Term SOFR or the Term SOFR Alternative Rate is suspended pursuant to Section 7.3 or 7.6 if any Lender defaults in its obligation to make a Loan, reimburse the LC Issuer pursuant to Section 5.6 or the Swing Line Lender pursuant to Section 2.2.6, 3.2.6, or 4.2.6 or otherwise becomes a Defaulting Lender (any Lender so affected an “Affected Lender”), the Company may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Event of Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (a) another bank or other entity which is reasonably satisfactory to the Company and the Agent shall agree, as of such date, to purchase for cash and to pay the Affected Lender on such date 100% of the outstanding principal amount of the Loans and other Obligations due to the Affected Lender pursuant to an Assignment Agreement and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 17.4 applicable to assignments, and (b) the Borrowers shall pay to such Affected Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 7.1, 7.2, 7.4 and 7.6. 6.16 Per Annum Fee. The Borrowers agree to pay to the Agent, for the account of each Lender, a fee (“Per Annum Fee”), calculated for each Lender at a per annum rate equal to

121 14555989v114555989v8 the rate set forth in the fee letter between such Lender and Borrowers, on the Aggregate Lender Commitment of such Lender as of the last day of each fiscal quarter. The Per Annum Fee shall be due and payable in arrears on each Quarterly Payment Date hereafter and on the Termination Date for the three month period or other time period ending on the last day of the preceding fiscal quarter or on the Termination Date. 6.17 Reallocation of Commitments. 6.17.1 Subject to the provisions of this Section 6.17 and so long as no Event of Default has occurred and is continuing or will exist after giving effect thereto, Borrowers may from time to time request a reallocation of all or part of any unused portion of (a) the Aggregate New Vehicle Floorplan Commitment to the Aggregate Used Vehicle Floorplan Commitment, the Aggregate Revolving Loan Commitment and/or the Aggregate Service Loaner Vehicle Floorplan Commitment, (b) the Aggregate Used Vehicle Floorplan Commitment to the Aggregate New Vehicle Floorplan Commitment, the Aggregate Revolving Loan Commitment and/or the Aggregate Service Loaner Vehicle Floorplan Commitment, (c) the Aggregate Revolving Loan Commitment to the Aggregate New Vehicle Floorplan Commitment, the Aggregate Used Vehicle Floorplan Commitment and/or the Aggregate Service Loaner Vehicle Floorplan Commitment, (d) the Aggregate Service Loaner Vehicle Floorplan Commitment to the Aggregate Used Vehicle Floorplan Commitment, the Aggregate New Vehicle Floorplan Commitment and/or the Aggregate Revolving Loan Commitment, (e) the Revolving Swing Line Commitment to the Used Vehicle Swing Line Commitment, the New Vehicle Swing Line Commitment and/or the Service Loaner Vehicle Floorplan Swing Line Commitment, (f) the Used Vehicle Swing Line Commitment to the Revolving Swing Line Commitment, the New Vehicle Swing Line Commitment and/or the Service Loaner Vehicle Floorplan Swing Line Commitment or, (g) the Service Loaner Vehicle Floorplan Swing Line Commitment to the New Vehicle Swing Line Commitment, the Used Vehicle Swing Line Commitment and/or the Revolving Swing Line Commitment or (h) the New Vehicle Swing Line Commitment to the Revolving Swing Line Commitment, the Used Vehicle Swing Line Commitment and/or the Service Loaner Vehicle Swing Line Commitment (each, a “Reallocation”).; provided that, Reallocations under clauses (e), (f), (g), and (h) of this Section 6.17.1 shall require the Agent’s consent. Notwithstanding the foregoing or the other requirements of this Section 6.17, the Agent may, by notice to the Borrowers reallocate (which shall constitute a Reallocation hereunder) all or part of any unused portion of (i) the Used Vehicle Swing Line Commitment to the New Vehicle Swing Line Commitment, and/or the Service Loaner Vehicle Swing Line Commitment, (ii) the Service Loaner Vehicle Swing Line Commitment to the New Vehicle Swing Line Commitment, and/or the Used Vehicle Swing Line Commitment or (iii) the New Vehicle Swing Line Commitment to the Used Vehicle Swing Line Commitment and/or the Service Loaner Vehicle Swing Line Commitments. 6.17.2 Borrowers may request a Reallocation no more frequently than twice in any calendar month (for the avoidance of doubt, no Reallocation requested by the Agent pursuant to the last sentence of Section 6.17.1 shall count towards this limit). If Borrowers wish to request a Reallocation, the Company shall give the Agent written notice thereof substantially in the form attached hereto as Exhibit O, or in such other form as is acceptable to the Agent (a “Reallocation Request”), no later than 11:00 a.m. (Pacific Time) at least two (2) Business Days prior to the requested effective date of the Reallocation. The Agent will promptly notify the

122 14555989v114555989v8 Company and the Lenders of the effective date of any Reallocation, and the amount of the new Commitments for each Lender. 6.17.3 Following any Reallocation, (a) the Aggregate Commitment shall not change; (b) the Aggregate New Vehicle Floorplan Commitment shall not be less than the then outstanding principal balance of the New Vehicle Floorplan Loans and the New Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in the PR Accounts); (c) the Aggregate Used Vehicle Floorplan Commitment shall not be less than the then outstanding principal balance of the Used Vehicle Floorplan Loans and the Used Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in the PR Accounts); (d) the Aggregate Revolving Loan Commitment (i) shall not be more than 50% of the amount of the Aggregate Commitment at the time of such Reallocation and (ii) shall not be less than the then outstanding principal balance of the Revolving Loans and Revolving Swing Line Loans plus the LC Obligations and any Reserve Amount; and (e) the Aggregate Service Loaner Vehicle Floorplan Commitment (i) shall not, prior to the VIN Transition Date, be more than 3.00% of the amount of the Aggregate Commitment at the time of such Reallocation and (ii) shall not be less than the then outstanding principal balance of the Service Loaner Vehicle Floorplan Loans and the Service Loaner Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in the PR Accounts). 6.17.4 All Reallocations shall be made pro rata among the Lenders according to their respective Pro Rata Shares of the Aggregate New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment, Aggregate Revolving Loan Commitment, Aggregate Service Loaner Vehicle Floorplan Commitment,(including, for the avoidance of doubt, each Lender’s Pro Rata Share of any participations in Revolving Swing Line CommitmentLoans, New Vehicle Swing Line Loans, Used Vehicle Swing Line CommitmentLoans and/or Service Loaner Vehicle Floorplan Swing Line CommitmentLoans) so that after giving effect to any Reallocation, there is no change in the Pro Rata SharesShare of the Lenders. 6.17.5 Following any Reallocation, theany Lender’s Aggregate Lender Commitment, New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment, Aggregate Revolving Loan Commitment and Aggregate Service Loaner Vehicle Floorplan Commitment and . 6.17.5 the Pro Rata Shares andFollowing any Reallocation, (a) the Aggregate New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment, Aggregate Revolving Loan Commitment, Aggregate Service Loaner Vehicle Floorplan Commitment, Revolving Swing Line Commitment, New Vehicle Swing Line Commitment, Used Vehicle Swing Line Commitment and Service Loaner Vehicle Floorplan Swing Line Commitment of each Lender shall ; and (b) with respect to each individual Lender, such Lender’s (i) Pro Rata Shares (including, for the avoidance of doubt, each Lender’s Pro Rata Share of any participations in Revolving Swing Line Loans, New Vehicle Swing Line Loans, Used Vehicle Swing Line Loans and Service Loaner Vehicle Swing Line Loans), (ii) Commitments and (iii) Aggregate Lender Commitment shall, in each case, be noted in the Agent’s records, which records will be conclusive evidence thereof, absent manifest error; provided, however, that any

123 14555989v114555989v8 failure by the Agent to record such information shall not affect or limit the obligations of the Borrowers hereunder. 6.18 Extension of Commitments. 6.18.1 Requests for Extension. The Company may, no more than one time per Loan Year, by notice to the Agent (who shall promptly notify the Lenders) not earlier than sixty (60) days and not later than thirty-five (35) days prior to the Anniversary Date in such Loan Year, request that each Lender extend such Lender’s Termination Date for an additional Loan Year from the existing Termination Date. 6.18.2 Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Agent given not later than the date (the “Notice Date”) that is thirty (30) days prior to the Anniversary Date in such Loan Year, advise Agent whether or not such Lender agrees to such extension and each Lender that determines not to so extend its Termination Date (a “Non-Extending Lender”) shall notify the Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise Agent on or before the Notice Date shall be deemed to be a Non- Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. Furthermore, the election of any Non-Extending Lender not to extend initially shall not prohibit such Lender from extending for an additional Loan Year at subsequent request of the Company, so long as (i) the Company has not prepaid all Loans outstanding of such Non-Extending Lender by such date and (ii) such Lender’s Termination Date shall be modified to the Termination Date of all other Extending Lenders at such time. Once a Lender extends its Termination Date in accordance with this Section 6.18.2 it shall no longer be deemed a Non-Extending Lender for all purposes of this Agreement. 6.18.3 Notification by the Agent. The Agent shall notify the Company of each Lender’s determination under this Section 6.18.3 no later than the date fifteen (15) days prior to the Anniversary Date in such Loan Year (or, if such date is not a Business Day, on the next preceding Business Day). 6.18.4 Additional Commitment Lenders. The Company shall have the right to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 6.15; provided that each of such Additional Commitment Lenders shall enter into an Assignment Agreement pursuant to which such Additional Commitment Lender shall, effective as of the Anniversary Date in such Loan Year, undertake a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date). 6.18.5 Minimum Extension Requirement. If (and only if) the total of the Commitments of the Lenders that have agreed so to extend their Termination Date (each, an “Extending Lender”) and the additional Commitments of the Additional Commitment Lenders shall be more than 80% of the Aggregate Commitment in effect immediately prior to the Anniversary Date in such Loan Year, then, effective as of the Anniversary Date in such Loan Year, the Termination Date of each Extending Lender and of each Additional Commitment

124 14555989v114555989v8 Lender shall be extended to the date falling one year after the existing Termination Date (except that, if such date is not a Business Day, such Termination Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement. 6.18.6 Conditions to Effectiveness of Extensions. As a condition precedent to such extension, the Company shall deliver to the Agent a certificate of each Loan Party dated as of the Anniversary Date in such Loan Year (in sufficient copies for each Extending Lender and each Additional Commitment Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (ii) in the case of the Company, certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article X and the other Loan Documents are true and correct on and as of the Anniversary Date in such Loan Year, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 6.18, the representations and warranties contained in Section 10.4 shall be deemed to refer to the most recent statements furnished pursuant to Section 11.1, and (B) no Default exists or would result therefrom. In addition, on the Termination Date of each Non-Extending Lender, the Company shall prepay any Loans outstanding on such date (and pay any additional amounts required pursuant to Section 7.5) to the extent necessary to keep outstanding Loans ratable of the respective Lenders effective as of such date. 6.18.7 Amendment; Sharing of Payments. In connection with any extension of the Termination Date, the Company, and each Extending Lender may make such amendments to this Agreement as the Agent determines to be reasonably necessary to evidence the extension. This Section 6.18 shall supersede any provisions in Section 17.9 to the contrary. 6.19 Designation of Dual Subsidiaries. The Company may designate any Subsidiary as a Dual Subsidiary in order to finance (x) new Vehicles only or (y) new Vehicles and used and/or service loaner Vehicles through Permitted Dual Subsidiary Indebtedness so long as: (a) with respect to any such Subsidiary that is (i) a New Vehicle Floorplan Borrower, the Company shall terminate the designation of such Subsidiary as a New Vehicle Floorplan Borrower with respect to each franchise (any such franchise, a “Removed Franchise”) that will obtain financing for new Vehicles through Permitted Dual Subsidiary Indebtedness or (ii) a Silo Subsidiary, the Company shall terminate the designation of such Subsidiary as a Silo Subsidiary; (b) the Company shall have (w) designated such Subsidiary as a Dual Subsidiary to the Agent in writing, (x) caused such Subsidiary to execute and deliver acknowledgements (in form and substance reasonably acceptable to the Agent) of such Subsidiary’s continuing Obligations (or, with respect to any such Subsidiary that is a Silo Subsidiary immediately prior to such designation, such Silo Subsidiary’s new Obligations) under the Loan Documents (including pursuant to the Guaranty and any other Collateral Documents) as requested by the Agent, (y) prepaid all outstanding Loans with respect to such designation as

125 14555989v114555989v8 required by Section 2.1.5(d), Section 3.1.5(d), Section 3.3.5(d) and (z) otherwise complied with Section 13.16; (c) such Subsidiary otherwise qualifies as a “Dual Subsidiary” entitled to incur Permitted Dual Subsidiary Indebtedness pursuant to the terms of the Agreement at the time of such designation; (d) no Default or Event of Default then exists or will result therefrom. Following any such designation, such Subsidiary shall no longer be entitled to utilize the credit facilities provided for in Section 2 with respect to any Removed Franchise; (e) If such designation occurs prior to the VIN Transition Date and the applicable Dual Subsidiary will finance any Used Vehicles with Permitted Dual Subsidiary Indebtedness or will grant a Lien in any Used Vehicle to a Dual Subsidiary Lender, the Company shall have provided to the Agent, if requested by the Agent, a Used Vehicle Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Dual Subsidiary and deduction of all Used Vehicles of such Dual Subsidiary from the Used Vehicle Borrowing Base; (f) If such designation occurs prior to the VIN Transition Date and the applicable Dual Subsidiary will finance any Service Loaner Vehicles with Permitted Dual Subsidiary Indebtedness or will grant a Lien in any Service Loaner Vehicle to a Dual Subsidiary Lender, the Company shall have provided to the Agent, if requested by the Agent, a Service Loaner Vehicle Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Dual Subsidiary and deduction of all Service Loaner Vehicles of such Dual Subsidiary from the Service Loaner Vehicle Borrowing Base; (g) the Company shall have provided to the Agent, if requested by the Agent, a Revolving Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Dual Subsidiary and certifying that after giving effect to such designation the Revolving Loan Availability is not less than $1.00; (h) the Company shall have provided to the Agent, if requested by the Agent, a Compliance Certificate (prepared on a Pro Forma Basis as of the most recent date for which a Compliance Certificate was furnished to the Agent) signed by the Company’s chief financial officer or other officer acceptable to the Agent; (i) (A) the existing UCC-1 financing statement for the Dual Subsidiary that names the Agent as secured party shall have been amended to remove certain assets and (B) a new UCC-1 financing statement shall have been filed naming the Dual Subsidiary as debtor and the applicable Dual Subsidiary Lender as secured party, in each case, in accordance with the terms of the applicable Intercreditor Agreement; and (j) prior to or concurrently with the initial incurrence of Permitted Dual Subsidiary Indebtedness by any Dual Subsidiary from a Dual Subsidiary Lender, cause to be delivered to the Agent an Intercreditor Agreement, or a joinder to an existing Intercreditor Agreement, executed by each Required Intercreditor Counterparty, along with any applicable revised exhibits thereto.

126 14555989v114555989v8 Notwithstanding the foregoing, this Section 6.19 shall not take effect until the Agent has received (x) a duly executed Intercreditor Agreement (or a joinder or supplement thereof), in form and substance satisfactory to the Agent and (y) any additional documentation requested by the Agent in its sole discretion. 6.20 Erroneous Payments. (a) If the Agent notifies a Lender, LC Issuer or other holder of any Obligations (each, a “Lender Party”), or any Person who has received funds on behalf of a Lender Party (any such Lender Party or other recipient, a “Payment Recipient”), that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously received by, such Payment Recipient (whether or not such error is known to any Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Agent, and such Payment Recipient shall promptly, but in no event later than one Business Day thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), if any Payment Recipient receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) that (x) is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) such Payment Recipient otherwise becomes aware was transmitted, or received, in error (in whole or in part): (i) (A) in the case of immediately preceding clause (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) in the case of immediately preceding clause (z), an error has been made, in each case, with respect to such payment, prepayment or repayment; and (ii) such Payment Recipient shall promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this Section 6.20(b).

127 14555989v114555989v8 (c) Each Lender Party hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender Party under any Loan Document, or otherwise payable or distributable by the Agent to such Lender Party under any Loan Document with respect to any payment of principal , interest, fees or other amounts, against any amount due to the Agent under immediately preceding clause (a). (d) An Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations, except to the extent such Erroneous Payment comprises funds received by the Agent from a Loan Party for the purpose of making such Erroneous Payment. (e) To the extent permitted by Applicable Law, each Payment Recipient hereby agrees not to assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment, including without limitation any defense based on “discharge for value” or any similar doctrine, with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment. (f) Each party’s agreements under this Section 6.20 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender or LC Issuer, the termination of the Commitments, or the repayment, satisfaction or discharge of any or all Obligations. ARTICLE 7 YIELD PROTECTION; TAXES 7.1 Yield Protection. If, after the date of this Agreement, there occurs any adoption of or change in any law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) or in the interpretation, promulgation, implementation or administration thereof by any governmental or quasi- Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, including, notwithstanding the foregoing, all requests, rules, guidelines or directives (x) in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act or (y) promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case of clauses (x) and (y), regardless of the date enacted, adopted, issued, promulgated or implemented, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (any of the foregoing, a “Change in Law”) which: (a) subjects any Lender or any applicable Lending Installation, the LC Issuer, or the Agent to any Taxes (other than with respect to Indemnified Taxes, Excluded Taxes, and Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the

128 14555989v114555989v8 account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to SOFR Loans), or (c) imposes any other condition (other than Taxes) the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of making, funding or maintaining its SOFR Loans, or of issuing or participating in Letters of Credit, or reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its SOFR Loans, Letters of Credit, or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to the amount of SOFR Loans, Letters of Credit, or participations therein held or interest or fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Lender or the LC Issuer of making or maintaining its Loans or Commitments or of issuing or participating in Letters of Credit or to reduce the return received by such Lender or the LC Issuer in connection with such Loans or Commitment, Letters of Credit or participations therein, then, within fifteen (15) days after demand by such Lender or the LC Issuer, the Borrowers shall pay such Lender or the LC Issuer such additional amount or amounts as will compensate such Lender or the LC Issuer for such increased cost or reduction in amount received. Failure or delay on the part of any Lender or LC Issuer to demand compensation pursuant to this Section 7.1 shall not constitute a waiver of such Lender’s or LC Issuer’s right to demand such compensation; provided that the Borrowers shall not be required to pay any amount to compensate any Lender or LC Issuer pursuant to the foregoing provisions of this Section 7.1 for any such increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such LC Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such LC Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect). 7.2 Changes in Capital Adequacy Regulations. If a Lender or the LC Issuer determines the amount of capital or liquidity required or expected to be maintained by such Lender or the LC Issuer, any Lending Installation of such Lender or the LC Issuer, or any corporation or holding company controlling such Lender or the LC Issuer is increased as a result of (a) a Change in Law or (b) any change after the date of this Agreement in the Risk-Based Capital Guidelines, then, within fifteen (15) days of demand by such Lender or the LC Issuer, the Borrowers shall pay such Lender or the LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or the LC Issuer determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Letters of Credit, as the case may be, hereunder (after taking into account such Lender’s or the LC Issuer’s policies as to capital adequacy or liquidity), in each case that is attributable to such Change in Law or change in the Risk-Based Capital Guidelines, as applicable. Failure or delay on the part of any Lender or LC Issuer to demand compensation pursuant to this Section 7.2 shall not constitute a waiver of such Lender or LC Issuer’s right to demand such compensation; provided that the Borrowers shall not be required to pay any amount to compensate any Lender or LC Issuer pursuant to the foregoing provisions of this Section 7.2 for any shortfall in the rate of return suffered more than nine

129 14555989v114555989v8 months prior to the date that such Lender or such LC Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such shortfall and of such Lender’s or such LC Issuer’s intention to claim compensation (except that, if the Change in Law giving rise to such shortfall is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect). 7.3 Availability of Types of Advances; Adequacy of Interest Rate. (a) Notwithstanding anything to the contrary in this Agreement or any other Loan Document (except as provided in clause (b) below), if the Agent determines (which determination shall be conclusive absent manifest error), or the Required Lenders notify the Agent that the Required Lenders have determined, that: (i) for any reason the Term SOFR Alternative Rate, Adjusted Term SOFR, or Adjusted Daily Simple SOFR does not adequately and fairly reflect the cost to the Lenders of funding Loans or Advances, or (ii) the interest rate applicable to the Daily Simple SOFR Loans, Term SOFR Alternative Rate Loans or Term SOFR Loans for any requested Interest Period, in any case, is not ascertainable or available (including, without limitation, because the applicable Reuters Screen (or on any successor or substitute page on such screen) is unavailable) or does not adequately and fairly reflect the cost of making or maintaining the Daily Simple SOFR Loans, Term SOFR Alternative Rate Loans or Term SOFR Loans, as applicable, then the Agent shall suspend the availability of the New Vehicle Floorplan Borrowing Rate, Used Vehicle Floorplan Borrowing Rate, Service Loaner Vehicle Floorplan Borrowing Rate, and Revolving Loan Borrowing Rate, the loans shall thereafter bear interest at the Alternate Base Rate plus the Alternate Base Rate Margin (New Vehicle) for New Vehicle Floorplan Loans and New Vehicle Swing Line Loans, the Alternate Base Rate plus the Alternate Base Rate Margin (Used Vehicle) for Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans, the Alternate Base Rate plus the Alternate Base Rate Margin (Service Loaner Vehicle) for Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans, and the Alternate Base Rate plus the Alternate Base Rate Margin (Revolving) for Revolving Loans and Revolving Swing Line Loans. (b) Benchmark Replacement Setting. (i) Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap shall be deemed not to be a “Loan Document” for purposes of this Section 7.3(b)), if a Benchmark Transition Event, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at or after 5:00 p.m. (New York City time) on the fifth Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document

130 14555989v114555989v8 so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Company and the Lenders of (A) the implementation of any Benchmark Replacement, and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 7.3(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 7.3(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Base Rate or Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove any tenor of such Benchmark that is unavailable or non-representative for any Benchmark settings and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon notice to the Company by the Agent in accordance with Section 17.11 of the commencement of a Benchmark Unavailability Period and until a Benchmark Replacement is determined in accordance with this Section 7.3(b), the Company may revoke any request for a SOFR Loan, or any request for the conversion or continuation of a SOFR Loan to be made, converted or continued during any Benchmark Unavailability Period at the end of the applicable Interest Period, and, failing that, the Company will be deemed to have converted any such request at the end of the applicable Interest Period into loans that bear interest at the Alternate Base Rate plus the Alternate Base

131 14555989v114555989v8 Rate Margin (New Vehicle) for New Vehicle Floorplan Loans and New Vehicle Swing Line Loans, the Alternate Base Rate plus the Alternate Base Rate Margin (Used Vehicle) for Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans, the Alternate Base Rate plus the Alternate Base Rate Margin (Service Loaner Vehicle) for Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans, and the Alternate Base Rate plus the Alternate Base Rate Margin (Revolving) for Revolving Loans and Revolving Swing Line Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. 7.4 Taxes. 7.4.1 Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of the applicable withholding agent) requires the deduction or withholding of any Tax from any such payment, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax or Other Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 7.4) the applicable Lender, the LC Issuer or the Agent receives an amount equal to the sum it would have received had no such deduction or withholding been made as provided in this Section 7.4. 7.4.2 The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law or at the option of the Agent timely reimburse it for the payment of, any Other Taxes. 7.4.3 The Loan Parties shall indemnify the Lender, the LC Issuer or the Agent, within fifteen (15) days after demand therefor, for the full amount of any Indemnified Taxes and Other Taxes (including Indemnified Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under this Section 7.4) payable or paid by such Lender, the LC Issuer or the Agent or required to be withheld or deducted from a payment to such Lender, the LC Issuer or the Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Borrower by a Lender or LC Issuer (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender or LC Issuer, shall be conclusive absent manifest error. 7.4.4 Each Lender shall severally indemnify the Agent, within fifteen (15) days after demand therefor, for (a) any Indemnified Taxes and Other Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Agent for such Indemnified Taxes and Other Taxes and without limiting the obligation of the Loan Parties to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 17.3.3 relating to the maintenance of a Participant Register, and (c) any Excluded Taxes

132 14555989v114555989v8 attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this Section 7.4.4. 7.4.5 As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 7.4, such Loan Party shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. 7.4.6 (a) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Agent, at the time or times reasonably requested by the Company or the Agent, such properly completed and executed documentation reasonably requested by the Company or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Company or the Agent as will enable the Company or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 7.4.6(b)(i), (b)(ii), and (b)(iv)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (b) Without limiting the generality of the foregoing, (i) any Lender that is a United States person for U.S. federal income Tax purposes shall deliver to the Company and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax; (ii) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), whichever of the following is applicable:

133 14555989v114555989v8 (A) in the case of a Non-U.S. Lender claiming the benefits of an income Tax treaty to which the United States is a party (1) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such Tax treaty and (2) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty; (B) executed copies of IRS Form W-8ECI; (C) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (1) a certificate to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code and (2) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (D) to the extent a Non-U.S. Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY or IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable. (iii) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Company or the Agent to determine the withholding or deduction required to be made; and (iv) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Agent as may be necessary for the Company and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

134 14555989v114555989v8 (c) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Agent in writing of its legal inability to do so. 7.4.7 If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 7.4 (including by the payment of additional amounts pursuant to this Section 7.4), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 7.4.7 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. 7.4.8 Each party’s obligations under this Section 7.4 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 7.4.9 For purposes of Sections 7.4.4 and 7.4.6, the term “Lender” includes the LC Issuer. 7.4.10 For purposes of determining withholding Taxes imposed under FATCA, from and after the Closing Date, the Company, the other Borrowers and the Agent shall treat (and the Lenders hereby authorize Agent to treat) the Loans and the LC Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471- 2(b)(2)(i). 7.5 Selection of Lending Installation; Mitigation Obligations; Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its SOFR Loans to reduce any liability of the Borrowers to such Lender under Sections 7.1, 7.2, and 7.4 or to avoid the unavailability of SOFR Loans under Section 7.3 and 7.6, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Company (with a copy to the Agent) as to the amount due, if any, under Sections 7.1, 7.2, 7.4 or 7.6. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and

135 14555989v114555989v8 binding on the Borrowers in the absence of manifest error. Determination of amounts payable under such Sections in connection with a SOFR Loan shall be calculated as though each Lender funded its SOFR Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining SOFR, Term SOFR or the Term SOFR Base Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Company of such written statement. The obligations of the Borrowers under Sections 7.1, 7.2 and 7.4 shall survive payment of the Obligations and termination of this Agreement. 7.6 Illegality. If any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, or fund Advances whose interest is determined by reference to Adjusted Daily Simple SOFR, Adjusted Term SOFR or the Term SOFR Alternative Rate, or to determine or charge interest rates based upon Adjusted Daily Simple SOFR, Adjusted Term SOFR or the Term SOFR Alternative Rate, then, upon notice thereof by such Lender to the Borrowers (through the Agent), (a) any obligation of such Lender to make or continue SOFR Loans shall be suspended, and (b) the interest rate on which Alternate Base Rate borrowings of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the component of the Alternate Base Rate based on Adjusted Daily Simple SOFR, in each case until such Lender notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrowers shall, upon demand from such Lender (with a copy to the Agent), prepay or, if applicable, convert all SOFR Loans of such Lender to Alternate Base Rate loans (the interest rate on which Alternate Base Rate loans of such Lender shall, if necessary to avoid such illegality, be determined by the Agent without reference to the component of the Alternate Base Rate based on Adjusted Daily Simple SOFR), on the interest payment date therefor, if such Lender can lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender cannot lawfully continue to maintain such SOFR Loans and (ii) the Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the component of the Alternate Base Rate based upon Adjusted Daily Simple SOFR until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Adjusted Daily Simple SOFR, Adjusted Term SOFR or the Term SOFR Alternative Rate. ARTICLE 8 SECURITY AND GUARANTIES 8.1 Security. 8.1.1 Collateral. All present and future Loans, Letters of Credit, Obligations, Guarantor Obligations, and Permitted Additional Obligations of the Loan Parties to the Agent and the Lenders under this Agreement and the other Loan Documents shall be, subject to each Intercreditor Agreement (once effective), secured by a perfected security interest, subject only to Permitted Liens, in the property described in the Collateral Documents (collectively, “Collateral”); including, without limitation, the following property of the Company and all of its present and future Subsidiaries (except Persons that (x) are not Financed Entities or (y) are

136 14555989v114555989v8 Excluded Subsidiaries, Silo Subsidiaries or Foreign Subsidiaries), whether now owned or existing or hereafter acquired and wherever located, and all products and proceeds thereof: (a) All inventory (including, without limitation, all parts inventory, all Vehicles of whatever make, model and description, trade ins, repossessions and inventory held for display or demonstration purposes); equipment (other than fixtures); investment property; stock; partnership interests; membership interests; securities (certificated or uncertificated); security entitlements; securities accounts; accounts; instruments; documents; promissory notes; chattel paper (including electronic and tangible chattel paper); payment intangibles; general intangibles; deposit accounts; contract rights and other rights to payment; personal property leases; rebates, credits, factory holdbacks, incentive payments and other payments from any manufacturer, factory or distributor. (b) All attachments, accessions, accessories, tools, parts, supplies, increases and additions to, and all replacements of, and substitutions for any property described in this Section 8.1.1; all products, produce, and supporting obligations of any of the property described in this Section 8.1.1; all proceeds (including insurance proceeds) of any of the property described in this Section 8.1.1; and all records and data relating to any of the property described in this Section 8.1.1, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all right, title and interest of the Company and each Subsidiary in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media. For the avoidance of doubt and notwithstanding anything to the contrary set forth in this Agreement or any Security Document, the term “Collateral” as used in this Agreement and in the Security Documents shall not include any Excluded Property. 8.1.2 Collateral Documents. The security interests in the Collateral shall be evidenced by such security agreements, assignments, Uniform Commercial Code financing statements, Title Documents, trust deeds, mortgages, and other Collateral Documents covering the Collateral as the Agent or Required Lenders may at any time reasonably require. 8.1.3 Additional Acts. As a condition precedent to the effectiveness of this Agreement, and from time to time at the Agent’s or any Lender’s request, each Person granting Collateral shall execute and/or deliver to the Agent such security agreements, assignments, pledge agreements, control agreements, Title Documents, landlord and owner consents, amendments to any of the foregoing documents and any other documents and instruments (endorsed or assigned to the Agent as the Agent may request), and shall take such other actions, as may be required under Applicable Law or which the Agent or any Lender may reasonably request to effectuate the transactions contemplated hereunder and to grant, preserve, protect, perfect and continue the validity and priority of their security interests (subject to Permitted Liens). 8.1.4 Limitations. Notwithstanding any contrary provision of this Agreement or any Collateral Document, unless Agent otherwise requires (which the Agent may do at any time) (a) the security interest of the Agent and the Lenders in any Loan Party’s patents, trademarks, copyrights, trade names and other intellectual property will not be perfected by filing

137 14555989v114555989v8 with the United States Patent and Trademark Office or any other agency of the United States government; (b) the security interest of the Agent and the Lenders will not be noted on the Title Document for any Vehicle; (c) the security interest of the Agent and the Lenders in deposit accounts maintained by any Loan Party with a financial institution other than U.S. Bank may not be perfected if the Agent reasonably determines that the amounts generally maintained in such deposit accounts are not material, (d) the security interest of the Agent and the Lenders in investment property will not be perfected by control, and (e) the security interest of the Agent and the Lenders in aircraft will not be perfected. and (f) the security interest of the Agent and the Lenders in any Collateral that is sold or otherwise disposed of by any Loan Party in a transaction permitted by the Loan Documents shall be automatically released at the time of such sale or disposition. 8.2 Guaranties. All present and future Revolving Loans, Revolving Swing Line Loans, LC Obligations, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans and other Revolving Loan Obligations, Service Loaner Vehicle Floorplan Obligations and Used Vehicle Floorplan Obligations of Revolving Loan Borrower, Service Loaner Vehicle Borrower and Used Vehicle Floorplan Borrowerthe Borrowers to the Agent and the Lenders shall be guaranteed by each of the Guarantors. ARTICLE 9 CONDITIONS PRECEDENT 9.1 Initial Conditions Precedent. The effectiveness of this Agreement and the obligation of the Lenders to make the initial Credit Extensions are subject to satisfaction of the following conditions (each, an “Initial Condition”): 9.1.1 The Agent has received the following: (a) Such fully executed original Loan Documents as the Agent or any Lender requires, including, without limitation, this Agreement; the Security Agreement, the Pledge Agreement, and any other Collateral Documents; the Guaranty signed by each Guarantor; any required LC Agreement; and each other Loan Document required by the Agent or any Lender. (b) Documentation satisfactory to the Agent to establish the due organization, valid existence and (if applicable) good standing of each Loan Party; its qualification to engage in business in each jurisdiction in which it is engaged in business or required to be so qualified; its authority to execute, deliver and perform any Loan Documents to which it is a party and the identity, authority and capacity of each Person authorized to act on its behalf, which shall, without limitation, include certified copies of articles or certificates of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing, existence and/or qualification to engage in business, corporate resolutions, incumbency certificates, and the like. (c) A favorable opinion of acceptable independent counsel for each Loan Party covering such matters as the Agent or any Lender may reasonably request.

138 14555989v114555989v8 (d) A certificate, signed by the chief financial officer of the Company, stating that on the date of the initial Credit Extension no Default or Event of Default has occurred and is continuing. (e) (i) One or more intercreditor agreements between the Agent and each Person extending floorplan financing to the Dealerships or an amendment to the existing intercreditor agreement, in form and content satisfactory to the Agent and the Required Lenders, and (ii) any other subordination or intercreditor agreements or amendments to existing intercreditor agreements required by the Agent or the Required Lenders, all in form and content satisfactory to the Agent and the Lenders. 9.1.2 The Agent shall have received copies of any Seller Agreements which it has requested, other than those disclosure of which is prohibited by the relevant manufacturer or distributor, which must be reasonably satisfactory to the Agent, and has received such evidence as it reasonably requires that all Seller Agreements which are necessary for the conduct of the Company’s and each Dealership’s business, are in full force and effect. 9.1.3 The Agent shall have a valid and perfected security interest in the Collateral (subject to the limitations found in Section 8.1.4) with a priority acceptable to the Agent and the Required Lenders and subject only to Permitted Liens and the Agent shall have received satisfactory evidence of perfection and the priority of such security interests, including without limitation such Uniform Commercial Code and other searches, termination statements, and other filings as it deems appropriate. 9.1.4 All required insurance shall be in full force and effect and the Agent shall have received such evidence thereof as it requires. 9.1.5 The representations and warranties contained in this Agreement and in each Loan Document shall be correct, accurate and complete in all material respects as of the Closing Date. 9.1.6 No Default shall have occurred and is continuing on the Closing Date or will exist after giving effect to the making of the Loans to be made on the Closing Date, the Existing Letters of Credit, and any Letters of Credit to be issued on the Closing Date. 9.1.7 All fees accrued under the Existing Loan Agreement for periods prior to the Closing Date and all interest accrued on the outstanding principal balance of the loans made under the Existing Loan Agreement as of the Closing Date shall be paid; provided that (a) interest and fees accrued under the Existing Loan Agreement as of the Closing Date in respect of the Aggregate New Vehicle Floorplan Commitment and New Vehicle Floorplan Loans shall be due and payable on the New Vehicle Monthly Payment Date immediately following the Closing Date, and (b) the Per Annum Fee shall be due and payable on the Quarterly Payment Date immediately following the Closing Date. 9.1.8 All fees and Attorney Costs payable on or prior to the Closing Date shall have been paid.

139 14555989v114555989v8 9.1.9 The Agent shall have received such additional documents, opinions, approvals, consents and information and each Loan Party shall have satisfied such additional requirements as the Agent or any Lender may reasonably require. 9.1.10 Upon the reasonable request of any Lender made at least ten (10) days prior to the Closing Date, the Loan Parties must have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five (5) days prior to the Closing Date. 9.1.11 At least five (5) days prior to the Closing Date, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower must deliver a Beneficial Ownership Certification in relation to such Borrower. 9.1.12 The Agent shall have received a Compliance Certificate (calculated on a Pro Forma Basis after giving effect to this Agreement), dated as of the last day of the fiscal quarter ending December 31, 2020 and signed by the Company’s chief financial officer or other officer acceptable to the Agent. 9.1.13 The Agent shall have received (a) a Used Vehicle Borrowing Base Certificate dated as of the Closing Date certifying as to the Used Vehicle Borrowing Base as of the last day of the calendar month preceding the calendar month ending prior to the Closing Date, (b) a Service Loaner Vehicle Borrowing Base Certificate dated as of the Closing Date certifying as to the Service Loaner Vehicle Borrowing Base as of the last day of the calendar month preceding the calendar month ending prior to the Closing Date and (c) a Revolving Borrowing Base Certificate, dated as of the Closing Date certifying as to the Revolving Borrowing Base as of the last day of the calendar month preceding the calendar month ending prior to the Closing Date, in each case, signed by the Company’s chief financial officer or other officer acceptable to the Agent. 9.2 Conditions Precedent to Each Credit Extension. Except as otherwise set forth herein (including, without limitation, Sections 2.2.6(d), 3.2.6(d), and 4.2.6(d)), all of the following conditions must be satisfied on the date of any Credit Extension: 9.2.1 The Agent shall have received a request for the Loan or Letter of Credit as required by the provisions of this Agreement. 9.2.2 No Default shall have occurred and be continuing or will exist after giving effect to the making of such Credit Extension. 9.2.3 All representations and warranties in this Agreement and the other Loan Documents shall be true and correct in all material respects as of such date, except to the extent they relate to another date, and except as previously disclosed to and accepted by the Agent in writing (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects).

140 14555989v114555989v8 9.2.4 All Initial Conditions have been satisfied at the time of the initial Credit Extension. 9.2.5 The Agent, and/or any Lender, as applicable, shall have received such documents and information as they reasonably require. 9.2.6 All conditions in any other provision of this Agreement or any other Loan Document have been satisfied as of the time required. 9.2.7 With respect to each New Vehicle Loan Advance, the Agent shall have received the following: (a) For New Vehicle Loan Advances made under a Payment Commitment. Manufacturer or distributor invoice, cash draft, electronic record, depository transfer check, sight draft, or such other documents as specified in the applicable Payment Commitment, identifying the Vehicles delivered or to be delivered to a New Vehicle Floorplan DealershipBorrower. (b) For New Vehicle Loan Advances made to finance Fleet Vehicles. If required by the Agent, a copy of the applicable Fleet Sale Contract and/or an agreement from the purchaser of the Fleet Vehicles agreeing to pay the purchase price due to a New Vehicle Floorplan DealershipBorrower directly to the Agent. (c) For New Vehicle Loan Advances made to finance New Vehicles which are obtained from another dealer. Copy of manufacturer or distributor invoice (or substitute acceptable to the Agent) and bill of sale duly executed by the parties to the transaction or other documentation acceptable to the Agent evidencing the acquisition cost to a New Vehicle Floorplan DealershipBorrower of such Vehicles. (d) For New Vehicle Loan Advances made to finance any other New Vehicles. Manufacturer or distributor invoice or other documents acceptable to the Agent identifying the Vehicles purchased by a New Vehicle Floorplan DealershipBorrower. 9.2.8 With respect to each Used Vehicle Loan Advance after the VIN Transition Date and upon the Agent’s request, the Agent shall have received the certificate of ownership or title (or in the Agent’s reasonable discretion a photocopy thereof) showing a release by the previous registered and legal owner for the Eligible Used Vehicle and evidence acceptable to the Administrative Agent of the applicable Used Vehicle Floorplan Borrower’s acquisition cost of such Eligible Used Vehicle, or if the applicable Used Vehicle Floorplan Borrower purchased such Eligible Used Vehicles at an auction facility satisfactory to the Administrative Agent, an invoice from such auction facility. 9.2.9 With respect to each Service Loaner Vehicle Loan Advance after the VIN Transition Date and upon the Agent’s request, the Agent shall have received the manufacturer or distributor invoice (or substitute acceptable to the Agent) and bill of sale duly executed by the parties to the transaction or other documentation acceptable to the Agent evidencing the acquisition cost to a Service Loaner Vehicle Borrower and evidence that each Service Loaner

141 14555989v114555989v8 Vehicle will be registered with the Department of Motor Vehicles under the applicable Borrower’s name as owner with, if required by the Agent, the Agent shown as lienholder. 9.3 Conditions Precedent to an Initial Advance to any New Vehicle Floorplan Borrower. In addition to the requirements in Section 9.1 and 9.2, no New Vehicle Loans shall be made to finance New Vehicles owned by any Dealership (including the initial New Vehicle Floorplan Borrowers)Borrower and no Dealership shall become a New Vehicle Floorplan Borrower unless all of the following conditions have been satisfied with respect to such Dealership: 9.3.1 All indebtedness and obligations of the Dealership (or if Required Lenders, in their sole discretion, consent in writing, a franchise or location of a Dealership) to any lender (“Former Lender”) for flooring lines of creditfloorplan financing (other than permitted Other Service Loaner Floorplan Financing and Permitted Dual Subsidiary Indebtedness) have been repaid or will be repaid with the proceeds of the first New Vehicle Loan Advance to be made to finance New Vehicles owned by such Dealership and all commitments of any Former Lender to extend such floorplan financing to such Dealership (or if Required Lenders, in their sole discretion, consent in writing, the applicable franchise or location of such Dealership) have been terminated. 9.3.2 All Liens of any Former Lender in the Collateral (other than Permitted Liens) have been terminated, or at the Agent’s sole discretion, satisfactory arrangements have been made for termination of such Liens, or if such Liens are permitted hereunder, any subordination or intercreditor agreement or amendment to any such agreement required by the Agent has been executed and delivered to the Agent. 9.3.3 The Agent shall have conducted such audits of the Collateral of the New Vehicle Floorplan Dealership as it requires, the results of which are satisfactory to the Agent. 9.3.4 The Agent shall have received such Repurchase Agreements relating to the New Vehicle Floorplan Dealership as it requires. 9.3.5 All conditions in Section 9.1.2, 9.1.3, and 9.1.4 shall be satisfied for such Dealership as of the date it becomes a New Vehicle Floorplan DealershipBorrower, and with respect to the Dealership, (i) if it is a Subsidiary as of the date of this Agreement or has previously executed a Guarantor Joinder Agreement, it shall have executed an Existing Subsidiary Joinder Agreement (ii) if it is a new Acquisition Subsidiary, all conditions in Section 13.13 shall have been satisfied, or (iii) if it is a new Subsidiary which is not an Acquisition Subsidiary, all conditions in Section 12.17 shall have been satisfied. 9.3.6 Each Loan Party has satisfied such other conditions as are reasonably required by the Agent. Notwithstanding the foregoing, with respect to any VIN Transition Advance, each such Advance shall be extended and used to finance a maximum number of Vehicles practicably agreed upon between the Agent and the Company (accounting for the technical, administrative or operational requirements of the Agent and the Company) to ensure compliance and satisfaction

142 14555989v114555989v8 by the Company of each condition precedent to such Advance and confirmation or waiver of the same by the Agent, in each case, as otherwise set forth in this Agreement. 9.4 Real Property Conditions. In addition to the other requirements set forth herein, no Real Property shall be included or remain in the Revolving Loan Borrowing Base as Eligible Real Property unless all of the following conditions have been satisfied and continue to be satisfied with respect to such Real Property: 9.4.1 A Real Estate Subsidiary or Dealership shall hold fee simple title to the Real Property free and clear of all Liens and encumbrances of any nature or kind whatsoever except any easements, rights of way, zoning restrictions and other minor encumbrances and exceptions which shall be the only encumbrances on the Real Property, and such Real Estate Subsidiary or Dealership shall not have entered into any agreement prohibiting or limiting its ability to grant a Lien on such Real Property to the Agent and the Lenders; provided, that, except for (x) tax liens securing obligations that are not yet due and payable or that are being contested in good faith by appropriate proceedings, or (y) mechanics’, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business or amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the BorrowerBorrowers, any Lien securing a monetary obligation shall not be considered a minor encumbrance. 9.4.2 The Real Property shall be identified on a monthly basis in a schedule attached to the Revolving Loan Borrowing Base Certificate setting forth the owner name, address, valuation, valuation type (appraisal or tax assessed value) and date of valuation, and the Revolving Loan Borrowing Base Certificate shall set forth a certification by the Company that the information on such schedule is accurate and complete in all material respects and that the Real Property identified on the Schedule is Eligible Real Property. 9.4.3 Real Property can remain in the Revolving Loan Borrowing Base indefinitely. After the occurrence of an Event of Default, the Company shall deliver to the Agent, promptly after the Agent’s request, the following with respect to Real Property that is included in the Revolving Loan Borrowing Base, each in form and substance satisfactory to the Agent: (a) an initial Phase I environmental site assessment report and such other environmental audits, assessments, studies and reports as the Agent requires, prepared by a geotechnical engineer or other qualified Person acceptable to the Agent (“Environmental Reports”) and thereafter such new or updated Environmental Reports as the Agent requires, (b) such new or updated appraisals, evaluations or reports as the Agent requires to determine the Value of such Real Property, (c) such title reports with respect to such Real Property as the Agent requires and (d) flood hazard certifications and, if applicable, evidence of flood insurance coverage. 9.4.4 In addition to any other insurance required hereunder, all insurance covering the Real Property which is reasonably required by the Agent shall be in full force and effect and the Agent shall receive from time to time such evidence thereof as it requires. 9.4.5 The Real Property and improvements thereon shall be in good condition, and no part of the Real Property and improvements shall have been damaged by fire or other casualty or have been the subject of any eminent domain or condemnation proceedings.

143 14555989v114555989v8 9.4.6 There are no circumstances affecting the Real Property, including without limitation any requirement of Applicable Law of the jurisdiction in which it is located which, in the opinion of the Agent or its counsel, may materially affect the value of the Real Property. 9.4.7 The Agent shall have received such additional documents and information and each Loan Party shall have satisfied such additional requirements as the Agent reasonably requires, with respect to the Real Property. 9.4.8 The Revolving Loan Borrower shall pay all costs and expenses incurred by the Agent in connection with the Real Property, including without limitation all appraisal and appraisal review fees, costs of environmental audits and inspections, and fees of the Agent’s counsel. ARTICLE 10 REPRESENTATIONS AND WARRANTIES Except as set forth in the Disclosure Schedule, each Loan Party hereby represents and warrants to and agrees with the Agent and the Lenders: 10.1 Existence and Standing. Each Loan Party (a) is a corporation, partnership or limited liability company (i) duly and properly incorporated, organized or formed, as the case may be, validly existing and in good standing (to the extent such concept applies to such entity) or current status, in its jurisdiction of incorporation or organization and (ii) duly qualified and in good standing (to the extent such concept applies to such entity) or current status, in each other jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, and (b) has full power, authority and legal right to carry on its business as presently conducted, and to own and operate its properties and assets; except in each case referred to in clause (a)(ii) or (b), to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. 10.2 Authorization and Validity. Each Loan Party has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution, delivery, and performance of the Loan Documents by each Loan Party have been duly authorized by proper corporate, limited liability company partnership or other entity proceedings. This Agreement constitutes, and each other Loan Document to which any Loan Party is a party when executed and delivered to the Agent will constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally. 10.3 Conflict; Government Consent. Neither the execution and delivery by any Loan Party of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (a) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Loan Party or (b) any Loan Party’s articles or certificate of incorporation, partnership agreement, certificate of limited partnership, articles or certificate of formation or organization, by-laws, or operating or other management agreement, as the case may be, or (c) the provisions of any loan, loan

144 14555989v114555989v8 agreement, indenture, instrument or agreement to which any Loan Party is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the property of any Loan Party pursuant to the terms of any such indenture, instrument or agreement, except, with respect to this clause (c), as could not reasonably be expected to have a Material Adverse Effect. No Governmental Approval of any Governmental Body is required for the due execution, delivery and performance of the Loan Documents except such as have been obtained and are in full force and effect. 10.4 Financial Statements. The financial statements that have heretofore been delivered to the Agent or any Lender, and all schedules and notes included in such financial statements, present fairly (a) the financial position of the Company and its Subsidiaries as of the date of such statements and (b) the results of its operations for the periods covered thereby; and with respect to the consolidated financial statements of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries), there are not any material liabilities that should have been reflected in the financial statements or the notes thereto under GAAP, contingent or otherwise, including liabilities for taxes or any unusual forward or long-term commitments, that are not disclosed or reserved against in the statements referred to above or in the notes thereto or that are not disclosed herein. The consolidated financial statements of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) have been prepared in accordance with GAAP, except, as to interim financial statements, for the absence of footnotes and subject to year-end adjustments. 10.5 Material Adverse Effect. Since the date of the most recent audited financial statements delivered to the Agent, no event or circumstance has occurred which has had or which could reasonably be expected to have, a Material Adverse Effect. 10.6 Taxes. Each Loan Party has filed all federal, state, local, and other tax returns which are required to be filed and has paid all taxes due pursuant to said returns or pursuant to any assessment received by any Loan Party, except such taxes, if any, as are being contested in good faith and by proper proceedings and as to which adequate reserves have been provided in accordance with GAAP and as to which no Lien exists. 10.7 Litigation. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending against any Loan Party or, to the knowledge of any of their officers, threatened against or affecting any Loan Party which (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated thereby, which seeks to prevent, enjoin or delay the making of any Credit Extension, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect. 10.8 Subsidiaries and Affiliates. Set forth in the Disclosure Schedule is a complete and accurate list as of the Closing Date of the Company and its Subsidiaries and Affiliates (including a complete and accurate list of each Subsidiary that has been designated as a Silo Subsidiary as of the Closing Date) excluding, as to Affiliates, (a) persons included in clause (c) of the definition of Affiliate, and (b) Persons holding 5% or more of the Company’s Class A Common Stock who have filed required reports under Sections 13(d), 13(g) or 16 of the Securities Exchange Act of 1934, as amended, or are not required to file such reports, showing

145 14555989v114555989v8 the jurisdiction of incorporation of each and showing the percentage of the Company’s ownership of the outstanding stock of each Subsidiary and Affiliate. All of the outstanding capital stock or other Equity Interests of each such Subsidiary that is owned, directly or indirectly, by the Company has been validly issued, is fully paid and nonassessable and, with respect to the Equity Interests of any Financed Entity, is free and clear of all Liens other than Liens securing the Obligations. 10.9 ERISA. With respect to each Plan, each Loan Party and all ERISA Affiliates have paid all required minimum contributions and installments on or before the due dates provided under Section 430(j) of the Code and could not reasonably be subject to a lien under Section 430(k) of the Code or Title IV of ERISA. Neither any Loan Party nor any ERISA Affiliate has filed, pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, an application for a waiver of the minimum funding standard. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. 10.10 Accuracy of Information. 10.10.1 No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information, pro forma financial information and information of a general economic or industry nature) to the Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other written information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected and pro forma financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery; it being understood that such projections may vary from actual results and that such variances may be material. 10.10.2 As of the Closing Date, the information included in any Beneficial Ownership Certification is true and correct in all respects. 10.11 Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets which are subject to any limitation on sale, pledge, or other restriction hereunder. 10.12 Material Agreements. The Company and each other Loan Party which is a Dealership is in compliance with all Seller Agreements except as could not reasonably be expected to have a Material Adverse Effect. No Loan Party is a party to any agreement or instrument or subject to any charter or other corporate, partnership, or limited liability company or other restriction which could reasonably be expected to have a Material Adverse Effect. No Loan Party is in breach of or default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any agreement to which it is a party, or

146 14555989v114555989v8 which is binding on it or any of its assets, which default or default could reasonably be expected to have a Material Adverse Effect or (b) any agreement or instrument evidencing or governing Indebtedness in excess of Indebtedness of the Loan Parties described in Section 14.1.3. 10.13 Compliance with Laws. Each Loan Party is in compliance with all Applicable Laws, including without limitation all environmental permits, Environmental Laws, Access Laws, and the FLSA, except as could not reasonably be expected to have a Material Adverse Effect. 10.14 Ownership of Properties. Each Loan Party is the true and lawful owner of and has good title to, or valid leasehold interests in, all properties and assets material to its business, real and personal, intangible and tangible which it owns or leases, free of any liens and encumbrances, except Permitted Liens. 10.15 Plan Assets; Prohibited Transactions. No Loan Party is an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a Prohibited Transaction. 10.16 Trademarks; Patents, Etc. Each Loan Party possesses or has the right to use all licenses, permits, franchises, patents, copyrights, trademarks, trade names, servicemarks, or rights thereto, material to the conduct of its business substantially as now conducted and as presently proposed to be conducted and none of the Loan Parties are in material violation of any valid rights of others with respect to any of the foregoing. 10.17 Burdensome Restrictions. No Loan Party is a party to or otherwise bound by any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter, corporate, limited liability company or partnership or other restriction which could reasonably be expected to have a Material Adverse Effect. 10.18 [Reserved]. 10.19 Investment Company Act, Etc. No Loan Party, Person Controlling any Loan Party, or Subsidiary is an “Investment Company” within the meaning of the Investment Company Act of 1940. No Loan Party is subject to regulation under the Federal Power Act, any state public utilities code, or any other federal or state statute or regulation limiting its ability to incur indebtedness. 10.20 Solvency. Each Loan Party is Solvent and, after the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby, including the making of each Credit Extension and the use of the proceeds thereof, will be Solvent. 10.21 Franchise Agreements; Material Business Relationships. As of the Closing Date, neither the Company nor any of its Subsidiaries is a party to any dealer franchise agreement, dealer agreement, dealer sales and service agreement or similar agreement (each, a “Franchise Agreement”) other than those specifically listed in the Disclosure Schedule, which

147 14555989v114555989v8 schedule shows the applicable manufacturer or distributor and the Company or Subsidiary, as the case may be, that is a party to each such agreement, the date such agreement was entered into and the expiration date of such agreement. Except as could not reasonably be expected to result in a Material Adverse Effect: (a) each of such Franchise Agreements is currently in full force and effect; (b) neither the Company nor any Subsidiary has received any notice of termination with respect to any such agreement; and (c) except as disclosed on the Disclosure Schedule, neither the Company nor any Subsidiary is aware of any event that with notice, lapse of time or both would allow any manufacturer or distributor that is a party of any Franchise Agreement to terminate any such agreement. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between the Company or any of its Subsidiaries and any customer or any group of customers or with any manufacturer or distributor that, in any case, could reasonably be expected to have a Material Adverse Effect. 10.22 Security Interests. The Liens created or to be created in favor of the Agent and the Lenders under the Collateral Documents do and will at all times on and after the Closing Date, constitute perfected security interests (subject to Section 8.1.4), subject only to the Permitted Liens, in the Collateral as security for the Obligations specified in the Collateral Documents. 10.23 Continuing Representations and Warranties. Each request for a Credit Extension shall be deemed to be each Borrower’s representation and warranty that (a) such Credit Extension may be made without exceeding the applicable maximum amount determined in accordance with the provisions of this Agreement, (b) no Default has occurred, or will exist after giving effect to the making of such Credit Extension, and (c) all representations and warranties set forth in this Agreement, the Collateral Documents and the other Loan Documents are true, accurate and complete in all material respects as of the date of such request with the same effect as if made on each date, except as previously disclosed to and accepted by the Agent in writing, and except for representations and warranties which specifically refer only to another date (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects). 10.24 Anti-Corruption Laws; Sanctions. The Borrowers, their Subsidiaries and their respective officers and employees, and to the knowledge of the Borrowers, their directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. Each Borrower has implemented and maintains in effect for itself and its Subsidiaries policies and procedures to ensure compliance by each Borrower, its Subsidiaries, and their respective officers, employees, directors, and agents with Anti-Corruption Laws and applicable Sanctions. None of the Borrowers, any of their Subsidiaries or any director, officer, employee, agent, or affiliate of such Borrower or any of its Subsidiaries is an individual or entity that is, or is 50% or more owned (individually or in the aggregate, directly or indirectly) or controlled by individuals or entities (including any agency, political subdivision or instrumentality of any government) that are (i) the target of any Sanctions or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Syria, Crimea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Kherson and Zaporizhzhia regions of Ukraine).

148 14555989v114555989v8 10.25 Affected Financial Institution. No Loan Party is an Affected Financial Institution. ARTICLE 11 FINANCIAL COVENANTS AND INFORMATION During the term of this Agreement and until termination of the availability of Credit Extensions and payment and performance in full of all Obligations and Guarantor Obligations of each Loan Party under the Loan Documents, each Borrower agrees that, unless Required Lenders shall otherwise consent in writing: 11.1 Financial Covenants. 11.1.1 [Reserved]. 11.1.2 Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio for the Company and its Subsidiaries, on a consolidated basis, as of the last day of any fiscal quarter, for the period of four consecutive fiscal quarters ending on such date (each, a “Measurement Period”), shall not be less than 1.20 to 1.0. As used herein, “EBITDAR” means, for any Person, for any time period, (a) such Person’s net income (or loss) for such time period (adjusted as set forth in the immediately following sentence), plus (b) without duplication, the amounts which, in determining net income or loss, have been deducted for (i) interest expense, (ii) income tax expense, (iii) depreciation, amortization, goodwill impairment charges, stock-based compensation charges and other non- cash charges approved by Required Lenders (less non-cash gains) and (iv) rental or lease expense. For purposes of clause (a) of this paragraph, net income or loss (A) shall exclude (1) extraordinary gains or losses, and (2) Excluded Items, and (B) shall include net income or loss from discontinued operations. “Excluded Items” means gain or loss from (a) the sale, sale and leaseback or financing of real estate, or (b) the sale of all or substantially all of the Equity Interests or assets of (i) a Dealership or other Subsidiary, (ii) a Dealership location, or (iii) any business unit or franchise of a Dealership or other Subsidiary or a Dealership location. “Fixed Charge Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio for the Measurement Period ending on such date of (a) (i) EBITDAR, minus (ii) dividends and other distributions in respect of Equity Interests of the Company or any Subsidiary (except to the extent such dividends or other distributions are paid to the Company or another Subsidiary), minus (iii) amounts expended to repurchase Equity Interests from a Person that is not a Loan Party in accordance with clause (z)(ii) of the last sentence of Section 13.4 and equal to the amount in excess of the Equity Interest Repurchase Threshold for such Measurement Period, minus (iv) income tax expense to the extent paid in cash, minus (v) an allowance for maintenance capital expenditures in an amount equal to $85,000 for each Dealership location, plus (vi) if any Permitted Acquisition has occurred during any Measurement Period, Pro Forma EBITDAR minus rental or lease expense attributable to any new Acquisition Subsidiary or

149 14555989v114555989v8 business acquired in connection with such Permitted Acquisition, as applicable, calculated as if the Permitted Acquisition had occurred on the first day of such Measurement Period (it being understood and agreed that Pro Forma EBITDAR minus rental or lease expense may not be included in this calculation to the extent that it results in an annualized increase of more than 10% in the Company’s consolidated EBITDAR minus rental or lease expense prior to such adjustment, unless the Company provides to the Agent and the Required Lenders the supporting calculations for such adjustment and such other information as they may reasonably request to determine the accuracy of such calculations), minus (vii) to the extent included in subsection (b)(i) of the definition of EBITDAR for such Measurement Period, interest expense attributable to Indebtedness described in subsection (r) of Section 13.10; to (b) the sum for the applicable Measurement Period of (i) cash interest (excluding cash interest attributable to the Indebtedness described in subsection (r) of Section 13.10), plus (ii) required principal payments on Indebtedness (excluding principal payments on Indebtedness described in subsection (r) of Section 13.10) plus (iii) rental or lease expense. 11.1.3 Leverage Ratio. The Leverage Ratio for the Company and its Subsidiaries on a consolidated basis, as of the last day of any fiscal quarter, shall not be greater than 5.75 to 1.0. As used herein: “Leverage Ratio” means, as of the last day of any fiscal quarter, the ratio for the Company and its Subsidiaries on a consolidated basis of: (a) (i) the then outstanding principal balance of all Funded Debt (minus the sum of (A) unrestricted cash and cash equivalents plus (B) any amounts held in the PR Accounts plus (C) any amounts held in accounts established by Dual Subsidiaries or Silo Subsidiaries as an offset to floorplan notes payable (or interest thereon)), minus (ii) the sum of the then outstanding principal balance of the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans, principal amount of any Other Service Loaner Floorplan Financing, Funded Debt constituting floorplan financing permitted under subsection (o) of Section 13.10 (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (p) of Section 13.10 (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (r) of Section 13.10 (but only to the extent not guaranteed by the Company), and Funded Debt permitted under subsection (s) of Section 13.10 and, without duplication, Funded Debt permitted under subsection (f) of Section 13.10 (but only to the extent the underlying indebtedness that is guaranteed constitutes floor planfloorplan financing), plus (iii) six times rental or lease expense for the Measurement Period ending on such date; to (b) (i) Pro Forma EBITDAR for the Measurement Period ending on such date (it being understood and agreed that Pro Forma EBITDAR minus rental or lease expense may not be included in this calculation to the extent that it results in an annualized increase of more than 10% in the Company’s consolidated EBITDAR minus rental or lease expense prior to such adjustment, unless the Company provides to the Agent and the Required Lenders the supporting calculations for such adjustment and such other information as they may reasonably request to determine the accuracy of such calculations), minus (ii) interest expense with respect to the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans

150 14555989v114555989v8 and Funded Debt constituting floorplan financing permitted under subsection (o) of Section 13.10 (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (p) of Section 13.10 (but only to the extent constituting floor plan financing), Funded, Funded Debt permitted under subsection (r) of Section 13.10 (but only to the extent not guaranteed by the Company), and, without duplication, Funded Debt permitted under subsection (sf) of Section 13.10 (but only to the extent the underlying indebtedness that is guaranteed constitutes floorplan financing), in each case for the Measurement Period ending on such date. 11.2 Financial Information. The Company shall provide to the Agent and each Lender: 11.2.1 As soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year of the Company, the Form 10(k) for the Company and its Subsidiaries as filed with the Securities and Exchange Commission, including financial statements certified by independent public accountants of recognized national standing which are reasonably acceptable to the Agent (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit and without any other material qualification or exception) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) on a consolidated basis in accordance with GAAP consistently applied. 11.2.2 As soon as available and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each Fiscal Year of the Company, the Form 10- Q for the Company and its Subsidiaries, as filed with the Securities and Exchange Commission certified by the Company’s chief financial officer or other officer acceptable to the Agent as presenting fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes. 11.2.3 Promptly following the Agent’s or any Lender’s request, the internally prepared consolidated balance sheet and statement of operations for the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) for such month and for the fiscal year to date, including such detail as the Agent or any Lender reasonably requires, certified by the Company’s chief financial officer or other officer acceptable to the Agent as presenting fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes. 11.2.4 Within ten (10) days following delivery thereof, copies of all financial statements, proxy statements, and all material written reports and information provided to its shareholders generally, and copies of all registration statements, regular, periodic or special reports, and other documents of Company or any Subsidiary filed with the Securities and Exchange Commission (or any successor agency), any other national securities exchange, or any

151 14555989v114555989v8 other governmental securities regulatory authority having jurisdiction over Company or its Subsidiaries. 11.2.5 With the financial statements required by Sections 11.2.1 and 11.2.2, and in any event within the time required for delivery of such financial statements by Sections 11.2.1 and 11.2.2, a Compliance Certificate signed by the Company’s chief financial officer or other officer acceptable to the Agent. 11.2.6 Within thirty (30) days after the end of each month (or with respect to each month ending December 31, within forty-five (45) days after the end of such month) (or more frequently if required by the Agent or Required Lenders during the existence of a Default) ending prior to the VIN Transition Date, a Used Vehicle Borrowing Base Certificate, prepared as of the last day of such month, showing the calculation of the Used Vehicle Borrowing Base. 11.2.7 Within thirty (30) days after the end of each month (or with respect to each month ending December 31, within forty-five (45) days after the end of such month) (or more frequently if required by the Agent or Required Lenders during the existence of a Default), a Revolving Loan Borrowing Base Certificate, prepared as of the last day of such month, showing the calculation of the Revolving Loan Borrowing Base. 11.2.8 Within thirty (30) days after the end of each month (or with respect to each month ending December 31, within forty-five (45) days after the end of such month) (or more frequently if required by the Agent or Required Lenders during the existence of a Default) ending prior to the VIN Transition Date, a Service Loaner Vehicle Borrowing Base Certificate, prepared as of the last day of such month, showing the calculation of the Service Loaner Vehicle Borrowing Base. 11.2.9 Promptly following the Agent’s or any Lender’s request, a projected consolidated balance sheet for the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealership Subsidiaries) and related statements of income and cash flows for the time period requested by the Agent or any Lender, signed by the Company’s chief financial officer or other officer acceptable to the Agent, acknowledging his or her review of such projections. 11.2.10 Promptly following the Agent’s or any Lender’s request, copies of each financial statement delivered to a manufacturer or distributor by any Dealership, as required by its agreement with the manufacturer or distributor. 11.2.11 Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party, or compliance with the terms of this Agreement, as the Agent or any Lender may reasonably request, which may include without limitation a monthly statement of cash flows. If any information which is required to be furnished to the Lenders under this Section 11.2 is required by law or regulation to be filed by any Loan Party with a government body on an earlier date, then the information required hereunder shall be furnished to the Lenders at such earlier date.

152 14555989v114555989v8 Any financial statement required to be furnished pursuant to Section 11.2.1, 11.2.2, or 11.2.4 shall be deemed to have been furnished on the date on which the Lenders receive notice that the Company has filed such financial statement with the Securities and Exchange Commission and is available on the EDGAR website on the Internet at www.sec.gov or any successor government website that is freely and readily available to the Agent and the Lenders without charge; provided that the Company shall give notice of any such filing to the Agent (who shall then give notice of any such filing to the Lenders). Notwithstanding the foregoing, the Company shall deliver paper copies of any such financial statement to the Agent if the Agent so requests, until written notice to cease delivering such paper copies is given by the Agent. ARTICLE 12 AFFIRMATIVE COVENANTS During the term of this Agreement and until termination of the availability of Credit Extensions and payment and performance in full of all Obligations and Guarantor Obligations of each Loan Party under the Loan Documents, each Loan Party agrees that, unless Required Lenders shall otherwise consent in writing: 12.1 Maintenance of Existence and Permits. Except as permitted by Section 13.1, each Borrower shall, and the Company shall cause each Subsidiary to, preserve and maintain its corporate, limited liability company, partnership, trust or other existence and good standing or current status in the jurisdiction of its incorporation or organization and qualify and remain qualified, as a foreign corporation, limited liability company or other entity in each jurisdiction in which such qualification is required (except to the extent such failure to qualify in a foreign jurisdiction could not reasonably be expected to have a Material Adverse Effect), and to maintain all patents, trademarks, copyrights, trade names, intellectual property, franchises, licenses, and permits to the extent material and necessary for the conduct of its business and the transactions contemplated by the Loan Documents. 12.2 ERISA. Each Borrower shall maintain, and the Company shall cause each Subsidiary to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which any Loan Party or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, any Loan Party or any ERISA Affiliate is required to pay as contributions thereto, or (c) fail to make any payments to any Multiemployer Plan that any Loan Party or any of the ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto. 12.3 Inspection. Each Borrower shall, and the Company shall cause each Subsidiary to, permit representatives of the Agent and the Lenders to visit and inspect any of its properties, audit and inspect any of the Collateral and examine any of its books and records (and make copies at its expense) wherever located, including, but not limited to, all manufacturers’ statements of origin, titles, demonstrator agreements, factory invoices, purchase orders, deal jackets and papers included therein, buy-back agreements and other agreements with

153 14555989v114555989v8 manufacturers, distributors or other sellers of Vehicles (excluding agreements to the extent that disclosure is specifically prohibited by the terms of such agreements), and all other instruments, documents and records at any reasonable time and as often as the Agent or any Lender may reasonably desire; and each Borrower shall and the Company shall cause each other Loan Party to, assist the Agent and the Lenders in so doing. 12.4 Collateral Audits. Each Borrower will, and the Company will cause each Subsidiary to, permit the Agent by or through any of the Agent’s representatives, third party inspectors, independent contractors, attorneys or accountants, at such intervals as may be required by the Agent in its sole discretion, to conduct audits of and to verify, the Collateral. Audit reports for any month shall be provided by the Agent to the Lenders in the following month. The New Vehicle Floorplan Borrowers shall pay to the Agent, for the Agent’s sole account, such fees as are agreed to between them for collateral audits relating to New Vehicles owned by the New Vehicle Floorplan Dealerships; provided, that, (a) prior to the occurrence of an Event of Default, (i) the New Vehicle Floorplan Borrowers shall not be required to pay such fee for more than three New Vehicle collateral audits in any period of twelve consecutive months, if the Leverage Ratio is equal to or less than 2.50 to 1.0 as of the end of each fiscal quarter during such time period, and (ii) the New Vehicle Floorplan Borrowers shall not be required to pay such fee for more than four New Vehicle collateral audits in any period of twelve consecutive months, if the Leverage Ratio is greater than 2.50 to 1.0 as of the end of any fiscal quarter during such time period; and (b) following the occurrence of an Event of Default, the New Vehicle Floorplan Borrowers shall pay the costs of all New Vehicle collateral audits required by the Agent. The Company shall pay the cost of all collateral audits other than collateral audits relating to New Vehicles. 12.5 Books and Records. Each Borrower shall, and the Company shall cause each Subsidiary to, keep adequate records and books of account in which complete entries will be made reflecting all material financial transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be, including, books and records specifying the year, make, model, cost, price, location and vehicle identification number of each New Vehicle, Used Vehicle and Service Loaner Vehicle owned by the Company or such Subsidiary. The Company will prepare all financial statements, computations and information required hereunder for the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealership Subsidiaries) consolidated in accordance with GAAP. 12.6 Maintenance of Properties. Each Borrower shall, and the Company shall cause each Subsidiary to, maintain, repair, and preserve all of each Loan Party’s properties (whether owned, leased or subleased) that are used or useful in the conduct of the business of the Loan Parties, or where any Collateral is located (“Properties”) in good working order and condition, ordinary wear and tear excepted, and will from time to time make or cause to be made all necessary and proper replacements, repairs, renewals, and improvements so that the efficiency and value of its Properties and facilities shall not be materially impaired. 12.7 Taxes and Other Obligations. Except as would not reasonably be expected to result in a Material Adverse Effect, each Borrower shall, and the Company shall cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and to pay and discharge when due all indebtedness, taxes,

154 14555989v114555989v8 and other obligations for which it is liable or to which its income or property is subject and all claims for labor and materials or supplies which, if unpaid, might become by law a lien upon its assets, unless it is contesting the indebtedness, taxes, or other obligations in good faith and provision has been made for the payment thereof through setting aside on its books appropriate reserves with respect thereto in accordance with GAAP. 12.8 Insurance. 12.8.1 Maintenance of Insurance. Each Borrower shall, and the Company shall cause each Subsidiary to, maintain policies of insurance upon all of the insurable Collateral, and on its properties and operations, carried with companies reasonably acceptable to the Agent, in such form and amounts and covering such risks as the Agent may reasonably require and as are required by Applicable Law. Without limiting the foregoing, each Borrower shall, and the Company shall cause each Subsidiary to, maintain with one or more Captive Insurance Subsidiaries and/or financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of such types and in such amounts as are customarily carried under similar circumstances by Persons engaged in the same or similar businesses. 12.8.2 Form of Policies. All policies shall be written in form, amounts, coverages and basis reasonably acceptable to the Agent and shall be issued by a company or companies reasonably acceptable to the Agent. The Agent shall be designated as loss payee with a “Lender’s Loss Payable” endorsement on casualty policies covering the Collateral and as an additional insured on liability policies. All policies shall include a provision that such policies will not be cancelled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to the Agent. Each policy also shall include an endorsement providing that coverage in favor of the Agent will not be impaired in any way by any act, omission or default of any Loan Party. 12.8.3 Delivery of Certificates. Each Borrower shall, and the Company shall cause each Subsidiary to, furnish to the Agent a certificate of insurance in a form reasonably acceptable to the Agent evidencing such insurance coverage. At least thirty (30) days prior to the expiration date of each policy, the Agent shall be provided with a renewal certificate, together with evidence that the renewal premium has been paid. 12.9 Compliance with Laws; Performance Under Agreements. The Company shall, and shall cause each Subsidiary to, (i) comply with Applicable Laws, including, without limitation, all applicable Environmental Laws, Anti-Corruption Laws and applicable Sanctions, except as could not reasonably be expected to have a Material Adverse Effect and (ii) perform its obligations under agreements to which it is a party except to the extent the failure to perform could not reasonably be expected to have a Material Adverse Effect. The Company shall maintain in effect and enforce policies and procedures designed to ensure compliance by itself, its Subsidiaries and their respective directors, officers, employees and agents with Anti- Corruption Laws and applicable Sanctions. The Borrowers shall not use or allow any tenants or subtenants to use, or permit any Subsidiary to use or allow any tenants or subtenants to use, its Property for any business activity that violates in any material respect any federal or state law or that supports a business that violates in any material respect any federal or state law.

155 14555989v114555989v8 12.10 Agreements with Sellers. Each Borrower shall, and the Company shall cause each Subsidiary to, comply with Franchise Agreements, other Seller Agreements, and all other agreements between such Person and any manufacturer or distributor of New Vehicles in all respects and shall maintain all such agreements in full force and effect, except (a) in accordance with the disposition of or other transaction involving a Dealership or Subsidiary in accordance with Section 13.1, (b) to the extent such termination or cessation of business is necessary to comply with Section 12.22, or (c) to the extent the failure to comply with this Section 12.10 could not reasonably be expected to have a Material Adverse Effect. 12.11 Repurchase Agreements. Each New Vehicle Floorplan Borrower shall comply with all terms and conditions of any applicable Repurchase Agreement except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect. 12.12 [Reserved]. 12.13 Landlord’s Consents. Promptly following the Closing Date and from time to time thereafter, upon request of the Agent, each Borrower shall, and the Company shall cause each present and future Subsidiary to, use commercially reasonable efforts to obtain and deliver to the Agent an agreement, release and consent to the security interest of the Agent and the Lenders in the Collateral, in form and substance reasonably acceptable to the Agent from any present or future owner or landlord of any real property leased by a Loan Party (other than a Silo Subsidiary) as lessee (each a “Landlord’s Consent”). 12.14 Notification. Promptly after learning thereof, the Company will notify the Agent in writing of: 12.14.1 The occurrence of any Default, and if such Default is then continuing, will deliver to the Agent a certificate of the Company’s chief financial officer or other authorized officer setting forth the details thereof and the action which it is taking or proposes to take with respect thereto. 12.14.2 The occurrence of any of the following that could reasonably be expected to have a Material Adverse Effect: (i) the release of any Hazardous Substances on, under, about, from, or affecting any of the Properties, any adjacent property as a result of contamination, release or activity on the Properties, or any Collateral or (ii) any other condition threatened or asserted with respect to any such property arising under any Environmental Laws. 12.14.3 The details of any lien, litigation, administrative proceeding or judgment involving $35,000,000 or more individually or in the aggregate threatened (in writing), instituted or completed against any Loan Party, any Collateral, or any assets of any Loan Party. 12.14.4 Any citation, order to show cause, or other legal process or order that has or could reasonably be expected to have a Material Adverse Effect, directing any Loan Party to become a party to or to appear at any proceeding or hearing by or before any Governmental Body that has granted to it any Governmental Approval, and include with such notice a copy of any such citation, order to show cause, or other legal process or order.

156 14555989v114555989v8 12.14.5 Any (a) refusal, denial, threatened denial, or failure by any Governmental Body to grant, issue, renew, or extend any material Governmental Approval; (b) proposed or actual revocation, termination, or modification (whether favorable or adverse) of any material Governmental Approval by any Governmental Body; (c) dispute or other adverse action with regard to any material Governmental Approval by any Governmental Body; (d) notice from any Governmental Body of the imposition of any material fines or penalties or forfeitures; or (e) written threats or written notice with respect to any of the foregoing or with respect to any proceeding or hearing that might result in any of the foregoing. 12.14.6 Any dispute concerning or any threatened nonrenewal or modification of any lease for real or personal property to which it is a party if such dispute or nonrenewal or modification could reasonably be expected to result in a Material Adverse Effect. 12.14.7 Any material change in the relationship between any Dealership and any Vehicle manufacturer or distributor including, without limitation, the loss or cancellation, or threatened loss or cancellation, of a franchise, or any notice of the existence of a default under any Franchise Agreement or other Seller Agreement. 12.14.8 Any other event or circumstance which has or could reasonably be expected to have a Material Adverse Effect. 12.14.9 The receipt of any material notices (including notices of default or acceleration) received from any holder or trustee of, under or with respect to its Subordinated Debt (if any) (which shall include copies of such notices). 12.14.10 With respect to a Plan, (i) any failure to pay all required minimum contributions and installments on or before the due dates provided under Section 430(j) of the Code or (ii) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard. 12.14.11 The occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in material liability. 12.15 Further Assurances. From time to time, when requested by the Agent or any Lender, it shall, and the Company shall cause each Subsidiary to, duly execute and deliver or cause to be duly executed and delivered to the Agent such further instruments, agreements, and documents and do or cause to be done such further acts as the Agent or any Lender deems reasonably necessary to carry out more effectively the provisions and purpose of this Agreement and the other Loan Documents. Without limiting the foregoing, each Borrower shall, and the Company shall cause each Subsidiary to, promptly correct any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation thereof. Promptly upon request by the Agent, each Borrower shall, and the Company shall cause each Subsidiary to, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and reregister, any and all deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Agent may reasonably require

157 14555989v114555989v8 from time to time in order: (a) to carry out more effectively the purposes of the Loan Documents and (b) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Agent the rights granted now or hereafter intended to be granted to the Agent or the Lenders under any Loan Document or under any other instrument executed in connection with any Loan Document or that any Loan Party may be or become bound to convey, mortgage or assign to the Agent in order to carry out the intention or facilitate the performance of the provisions of any Loan Document. Each Borrower shall, and the Company shall cause each Subsidiary to, furnish to the Agent evidence satisfactory to the Agent of every such recording, filing or registration. 12.16 Deposit Accounts. Except as consented to in writing by the Agent and Required Lenders, which consent shall not be unreasonably withheld, each Borrower shall, and the Company shall cause each Subsidiary (other than (x) a Foreign Subsidiary that is not a Financed Entity, (y) an Excluded Subsidiary or (z) a Silo Subsidiary) to, maintain its primary operating deposit accounts with one or more of the Lenders. Except as provided in Subsection (c) of Section 8.1.4, all such deposit accounts other than trust accounts shall be subject to a control agreement (in form and content reasonably satisfactory to the Agent) between the Lender (excluding the Agent) holding such deposit account, the Agent, and the applicable Loan Parties, which control agreement shall establish a perfected priority security interest (subject only to the Permitted Liens) in favor of the Agent, for the benefit of the Lenders, in all such deposit accounts. 12.17 Joinder of New Dealerships and Real Estate Subsidiaries. The Company shall cause (a) each Subsidiary of the Company (other than (x) any Foreign Subsidiary that is not a Financed Entity or (y) any Excluded Subsidiary) that owns or operates a Dealership and, (b) each Real Estate Subsidiary that owns or acquires Eligible Real Property that is included in the Revolving Loan Borrowing Base and (c) each other Subsidiary or Affiliate of the Company (other than any Excluded Subsidiary) that the Agent and the Company may agree to, in each case, shall provideto execute a Guaranty in accordance with the terms of the Loan Documents. With respect to any Subsidiary that is not already a Guarantor but is required or agreed, as applicable, to provide a Guaranty as described in the prior sentence, the Company shall cause such Subsidiary within thirty (30) days (or such later date as agreed to by the Agent in its sole discretion) of the date on which Subsidiary owns or operates a Dealership or, in the case of a Real Estate Subsidiary, owns or acquires Eligible Real Property that is included in the Revolving Loan Borrowing Base (or such longer period as determined by the Agent in its sole discretion), to (i) execute a Guarantor Joinder Agreement (or if it is to become a New Vehicle Floorplan Borrower, a Borrower Joinder Agreement), (ii) satisfy all requirements applicable to an Acquisition Subsidiary which are set forth in Section 13.13 (g), (i), (j), (k) (if such Subsidiary is a Dealership), (l) and (p) and (iii) execute such other documents and satisfy such requirements as the Agent reasonably requires so that such Person provides a Guaranty and otherwise becomes a Guarantor and a Loan Party and, if applicable, a New Vehicle Floorplan Borrower, and grants a security interest to the Agent for the benefit of the Lenders in the Collateral owned by such Person; provided that, with respect to any Real Estate Subsidiary that owns or acquires Eligible Real Property that is included in the Revolving Loan Borrowing Base that is not a Guarantor hereunder as of the Fifth Amendment Effective Date, such Real Estate Subsidiary shall have forty-five (45) days (or such longer period as determined by the Agent in its sole discretion) following the Fifth Amendment Effective Date to comply with the requirements of this Section 12.17. Each Person that becomes a Silo Subsidiary shall execute a Guarantor Joinder

158 14555989v114555989v8 Agreement, but only to become a “Guarantor” (as defined herein and Guaranty) and a Loan Party, and not to become a “Grantor” (as defined in the Security Agreement and Pledge Agreement). In connection with each Subsidiary becoming a Borrower or a Guarantor hereunder, (a) the Agent shall promptly notify the Lenders of the proposed designation of a Subsidiary as a Borrower or Guarantor hereunder and (b) the Loan Parties shall provide to each Lender requesting the same the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five (5) days prior to such Subsidiary becoming a Borrower or a Guarantor. 12.18 Use of Proceeds. The Borrowers will not request any Loan or Letter of Credit, and will not use, and the Borrowers will ensure that their Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws. The Borrowers will not, directly or indirectly, use the proceeds of the Loans or any Letter of Credit, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would, to any Borrower’s knowledge, result in a violation of Sanctions by any Person (including any Person participating in the Loans or Letters of Credit, whether as Agent, Arranger, LC Issuer, Lender, underwriter, advisor, investor, or otherwise). 12.19 Anti-Money Laundering Compliance. Each Borrower shall, and shall cause each Subsidiary to, provide such information and take such actions as are reasonably requested by the Agent or any Lender in order to assist the Agent and the Lenders in maintaining compliance with anti-money laundering laws and regulations. 12.20 Joinder of Additional Dual Subsidiary Lenders. To the extent not otherwise required to be delivered pursuant to Section 13.16, prior to or concurrently with the initial incurrence of Permitted Dual Subsidiary Indebtedness by any Dual Subsidiary from a Dual Subsidiary Lender, cause to be delivered to the Agent an Intercreditor Agreement, or a joinder agreement to an existing Intercreditor Agreement, executed by each Required Intercreditor Counterparty, along with any applicable revised exhibits thereto. 12.21 Financed Entities. Notwithstanding any other provision of this Agreement or any other Loan Document, the Company and each Subsidiary thereof that is a Financed Entity shall pledge Collateral pursuant to Section 8.1 at all times that it is a Financed Entity, subject to the exceptions with respect to Dual Subsidiaries contained in Section 13.16, and shall be a Guarantor, provided if any such Person ceases to be a Financed Entity and is no longer required to be a Guarantor pursuant to the terms of this AgreementSection 12.17, its assets shall not be included in any of the Revolving Loan Borrowing Base, the Service Loaner Vehicle Borrowing Base or the Used Vehicle Borrowing Base.

159 14555989v114555989v8 12.22 Type of Business. The Company shall, and the Company shall cause each Subsidiary to, conduct their business and engage, as a whole, principally in a line or lines of business engaged in by the Company or any of its Subsidiaries on or before the Fifth Amendment Effective Date, including without limitation Vehicle Retailing Activities, and any line or lines of business that are similar, complementary or related to, or extensions of, any of the foregoing. ARTICLE 13 NEGATIVE COVENANTS During the term of this Agreement and until termination of the availability of Credit Extensions and payment and performance in full of all Obligations and Guarantor Obligations of each Loan Party under the Loan Documents, each Loan Party agrees that, unless Required Lenders shall otherwise consent in writing: 13.1 Mergers, Etc. 13.1.1 (a) Each Borrower shall not, and the Company shall not permit any Subsidiary to, wind up, liquidate, dissolve or reorganize, merge into or consolidate with any other Person, permit any other Person to merge into or consolidate with it, or convey, sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (except, with respect to sales of less than substantially all of its assets, for sales of inventory, chattel paper and equipment in the ordinary course of business and sales or other dispositions of OEM Incentives related to Fleet Vehicles purchased by fleet customers in the ordinary course of business) or all or any substantial part of the stock or other Equity Interests of Subsidiaries of the Company (in each case, whether now owned or hereafter acquired), or take any action to authorize winding up, dissolution, or liquidation, except that, if at the time thereof and after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary may merge into the Company in a transaction in which the Company is the surviving corporation, (ii) any wholly-owned Subsidiary may merge into another wholly-owned Subsidiary, (iii) any wholly-owned Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Company or to another wholly-owned Subsidiary, (iv) the Company or any wholly- owned Subsidiary may sell, transfer or otherwise dispose of a portion or all of the Equity Interests of any wholly-owned Subsidiary to the Company or to another wholly-owned Subsidiary and (v) the Company or any wholly-owned Subsidiary may engage in a transaction to convert its legal form of organization from one entity type to another entity type or change its jurisdiction of organization, so long as (in each case of the foregoing clauses (i)-(v)) the Agent and the Lenders shall continue to have a perfected security interest in any transferred Collateral, subject to no Liens other than Permitted Liens existing on the date of the transfer. (b) If (i) any New VehicleSubsidiary that is a Floorplan DealershipBorrower is involved in a transaction described in clause (i), (ii), (iii), (iv) or (v) of Section 13.1.1(a) or in Section 13.1.2 and, as a result thereof, will cease to be a New Vehicle Floorplan DealershipBorrower, (ii) any Minority Dealer that is a New Vehicle Floorplan Borrower ceases to be a Minority Dealer Subsidiary because a Loan Party is no longer the manager of such Minority Dealer or because the manager of the Minority Dealer has no longer delegated to a Loan Party all or a substantial portion of such manager’s power and authority under the Minority Dealer’s applicable organizational documents, (iii) any New Vehicle

160 14555989v114555989v8 Floorplan Dealership ceases to own or operate any Dealership and any Eligible Real Property or (iv) any New Vehicle Floorplan Dealership will otherwise cease to be a New Vehicle FloorplanSubsidiary that is a Floorplan Borrower ceases to be a Dealership (whether as a result of becoming a Minority Dealer Affiliate, otherwise ceasing to be a Subsidiary or otherwise), the Subsidiary that is the transferor or will not survive the merger or otherwise will cease to be a New Vehicle Floorplan Dealership (“Terminating Borrower”) shall execute a Borrower Termination Agreement (or if the Dealership will also ceaseis not required to be a Guarantor pursuant to Section 12.17, a Loan Party Termination Agreement), the Dealership Loan Limit for such DealershipTerminating Borrower shall be deleted, and the Agent shall obtain any required amendment to any intercreditor agreement, the Related Principal Portion of all New Vehicle Loans made to finance New Vehicles for such Terminating Borrower shall be repaid, and all conditions in Section 9.3 shall be satisfied with respect to any transferee or surviving New Vehicle Floorplan Dealership. (c) If (i) any Subsidiary other than a New Vehicle Floorplan DealershipBorrower is involved in a transaction described in clause (i), (ii), (iii), (iv) or (v) of Section 13.1.1(a) or in Section 13.1.2 and, as a result thereof, will cease to be a Subsidiary or (ii) any Subsidiary ceases to own or operate any Dealership or, in the case of a Real Estate Subsidiary, ceases to own any Eligible Real Property, the Subsidiary that is the transferor or will not survive the merger or otherwise will cease to be required to be a Guarantor pursuant to the terms of this AgreementSection 12.17 shall execute a Loan Party Termination Agreement and satisfy such other conditions as the Agent reasonably requires to remove such Subsidiary as a Guarantor. 13.1.2 Notwithstanding the provisions of Section 13.1.1, the Company or any Subsidiary may sell (y) any Equity Interests in any Minority Dealer or any Dealership that as a result of such sale becomes a Minority Dealer (provided such Equity Interests are sold to a Minority Dealer Partner in such Minority Dealer) and (z) all or any substantial part of the assets of, or all or any substantial part of its capital stock or Equity Interests in, any Dealership or other Subsidiary (or of any business unit or franchise of a Dealership or other Subsidiary) for not less than fair market value, if, in each case, (a)(i) after giving Pro Forma Effect to such sale (and all other sales permitted under this Section 13.1.2), the Company shall be in compliance with the requirements of Section 11.1, (ii) if the sales price (excluding real property and Vehicle inventory) for the assets or Equity Interests sold is greater than $20,000,00030,000,000, the Company shall have delivered to the Agent prior written notice of such sale and, if requested by the Agent, a Revolving Loan Borrowing Base Certificate, Used Vehicle Floorplan Borrowing Base Certificate (if such sale occurs prior to the VIN Transition Date) and Service Loaner Vehicle Borrowing Base Certificate (if such sale occurs prior to the VIN Transition Date), each calculated on a Pro Forma Basis after giving effect to such sale, (iii) no Default shall exist immediately prior to or upon giving effect to any such sale and (iv) the conditions in Section 13.1.1 are satisfied, or (b) Required Lenders have consented in writing to the sale and each Loan Party has complied with all terms and conditions of such consent. 13.1.3 Notwithstanding the provisions of this Agreement (including Sections 12.1, 12.22, 13.1.1, 13.1.2 and 13.9), any Subsidiary that no longer has assets (or that has assets (x) with an aggregate book value less than $25,000 or (y) that will be distributed solely to a Loan Party) may discontinue operations and dissolve or liquidate unless such action would constitute a

161 14555989v114555989v8 Material Adverse Effect or any Default shall exist immediately prior to or upon giving effect thereto. 13.2 [Reserved]. 13.3 Liens. Each Borrower shall not, and the Company shall not permit any Subsidiary to, grant or permit to exist a security interest in or Lien on its presently owned or hereafter acquired real or personal property except: (a) Liens in favor of the Agent for the benefit of the Lenders which secure the Obligations, Guarantor Obligations, and Permitted Additional Obligations. (b) Liens for taxes, assessments or other government charges or levies not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained. (c) Liens imposed by law, such as mechanics’, materialmen’s, landlords’, warehousemen’s, and carriers’ Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty (30) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established. (d) Liens under workers’ compensation, unemployment insurance, Social Security, or similar legislation (excluding, however, Liens arising under ERISA) which are not past due for more than sixty (60) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established. (e) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business which are not past due for more than thirty (30) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established. (f) Judgment and other similar Liens arising in connection with court proceedings, in an aggregate amount not in excess of 3% of Tangible Net Worth as of the last day of the most recently ended fiscal quarter of the Company and its Subsidiaries; provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings, and the existence thereof does not constitute a Default hereunder. (g) Easements, rights-of-way, zoning restrictions, and other similar encumbrances in existence on the date of this Agreement or which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by any Loan Party of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto.

162 14555989v114555989v8 (h) Liens on Service Loaner Vehicles of a Dealership and proceeds thereof securing Other Service Loaner Floorplan Financing permitted by Section 13.10(e), and which are, only as to liens in existence on the Closing Date, securing Indebtedness listed on the Disclosure Schedule; provided that if required by the Agent, the Other Service Loaner Floorplan Lender providing such financing has entered into an intercreditor agreement with the Agent in form and content reasonably satisfactory to the Agent and the Required Lenders. (i) Purchase money Liens hereafter created by any Loan Party to secure the purchase price of equipment acquired after the Closing Date, so long as (i) such equipment is acquired in the ordinary course of such Person’s business, (ii) such Lien attaches to such equipment no later than ten (10) days after the acquisition thereof; (iii) such Lien does not extend to any property other than the equipment acquired, (iv) such Lien secures only the obligation to pay the purchase price of such equipment, and (v) the Indebtedness secured is permitted by Section 13.10(j) hereof. (j) Liens in existence on the Closing Date securing Indebtedness permitted by Section 13.10 hereof (if such Indebtedness is permitted to be secured), which are listed on the Disclosure Schedule. (k) Liens securing obligations in respect of Capitalized Leases provided that such Capitalized Leases are otherwise permitted under this Agreement, and such Liens attach only to the property being leased. (l) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution (provided that such deposit accounts are permitted) and, if such deposit accounts are with a Lender (or with another financial institution, if required by the Agent), such liens are subordinated to the Liens in favor of the Agent and the Lenders under the Collateral Documents. (m) Liens on property (excluding Collateral) acquired after the Closing Date which are in existence at the time such property is acquired, which were not incurred in contemplation of the acquisition, and which secure Indebtedness permitted by this Agreement. (n) Liens on real estate and related assets owned by any Excluded Tax Credit Investment Subsidiary or any otherthe Company or any Subsidiary (other than Collateral and Eligible Real Property) which secure Indebtedness permitted by Section 13.10(d), and Liens on Equity Interests in Excluded Tax Credit Investment Subsidiaries (other than LCDC) granted in connection with Investments described in Section 13.6(p). (o) Liens consented to in writing by the Agent and Required Lenders. (p) Liens on Vehicles and other assets of a Silo Subsidiary securing Funded Debt permitted by Section 13.10(o), provided that such Vehicles and other assets do not constitute Collateral. (q) Liens on assets of, or Equity Interests in, Foreign Subsidiaries that are not Financed Entities and proceeds thereof securing Foreign Subsidiary Indebtedness.

163 14555989v114555989v8 (r) (x) Restrictions on transfer and (y) with respect to Equity Interests in Minority Dealer Subsidiaries, call options or other buy-sell rights in favor of Minority Partners, in each case, set forth in the organizational documents of Subsidiaries. (s) Liens securing Pari Passu Funded Debt. (t) Liens (including, without limitation, certain rights of set-off and title retention agreements) in favor of an Original Equipment ManufacturerOEM attaching to Inventory sold to a Loan Party by such Original Equipment ManufacturerOEM and securing amounts owing in connection with the purchase of such Inventory by such Loan Party from such Original Equipment ManufacturerOEM, so long as such Liens do not secure Indebtedness and such Liens arise in the ordinary course of business consistent with the Company’s existing business practices, and Liens consisting of purchase options and rights of first refusal arising under any Franchise Agreement or Repurchase Agreement. (u) Liens not otherwise permitted under this Section 13.3 provided that (i) at the time of the creation or incurrence of any such Lien, no Default or Event of Default shall exist or would result from such Lien, (ii) no such Lien attaches to any Collateral, and (iii) the aggregate amount of Indebtedness secured by all such Liens shall not exceed $50,000,000 at any timeat any time shall not exceed the greater of (A) $100,000,000 and (B) one half of one percent (0.5%) of Consolidated Total Assets (measured at the time any such Lien was created or incurred). (v) Liens securing Funded Debt incurred by any DFC Subsidiary to the extent such Funded Debt is permitted by Section 13.10(r). (w) Liens securing Permitted Dual Subsidiary Indebtedness so long as each Required Intercreditor Counterparty has executed and delivered an Intercreditor Agreement, or a joinder to an existing Intercreditor Agreement, to the Agent and such Liens are subject to an Intercreditor Agreement. (x) Liens securing obligations arising in connection with credit card processing services, merchant card processing services and similar services or arrangements in the ordinary course of business. (y) Liens granted by Persons that are not Financed Entities but are parties to a Foreign Receivables or Securitization Transaction arising in connection with such Foreign Receivables or Securitization Transaction. (z) Liens on (1) the assets of any Subsidiary that is not a Loan Party and (2) the Equity Interests of any Subsidiary that is not a Loan Party, in each case securing Indebtedness of any Subsidiary that is not a Loan Party and that is permitted by Section 13.10 hereof. (aa) Liens securing Funded Debt incurred by any Subsidiary that is not a Loan Party or Dealership to the extent such Funded Debt is permitted by Section 13.10(t) provided that such Liens relate to assets of such Subsidiary.

164 14555989v114555989v8 (bb) Liens on assets owned by any Excluded Tax Credit Investment Subsidiary or any other Subsidiary (other than Collateral and Eligible Real Property) which secure Indebtedness permitted by Section 13.10(u), and Liens on Equity Interests in Excluded Tax Credit Investment Subsidiaries (other than LCDC) granted in connection with the Investments described in Section 13.6(p). Notwithstanding the foregoing, except for Liens in favor of the Agent, there shall not be any Liens on any of the capital stock or other Equity Interests of any Subsidiary except for (1) capital stock or Equity Interests owned, directly or indirectly, by a Person other than the Company or any Subsidiary where such ownership is otherwise permitted by this Agreement or (2) capital stock or Equity Interests of Subsidiaries that are not Financed Entities and proceeds thereof if, but only if, the Liens described in this clause (2) do not secure any obligations other than Indebtedness permitted under Section 13.10. 13.4 Restricted Payments. Each Borrower shall not, and the Company shall not permit any Subsidiary to (a) declare or pay, or agree to declare or pay, or set aside funds for the payment, directly or indirectly of, any Restricted Payment, or (b) pay or agree to pay or set aside funds to pay any management fees or similar fees in the case of the Company, to any direct or indirect Affiliate thereof, or in the case of any other Loan Party, to any direct or indirect owner of its Equity Interests or any direct or indirect Affiliate thereof, provided that (i) Subsidiaries of the Company may make Restricted Payments or payments of such fees to the Company or to any other Loan Party, (ii) the Company may reacquire shares from eligible participants in its stock incentive plans, as required under the terms of the plans to permit cashless exercise and tender of shares to meet withholding obligations for income tax purposes and (iii) any Subsidiary may make dividends or distributions to the holders of its Equity Interests that are not Loan Parties so long as, if any Loan Party is a holder of such Equity Interests, such Loan Party receives at least its pro rata share of such dividends or distributions. Notwithstanding the foregoing, and so long as no Default or Event of Default has occurred and is continuing or would exist after giving effect thereto, (w) each Minority Dealer may make distributions to any of its Minority Dealer Partners, (x) the Company or any Subsidiary may acquire, from time to time, any Equity Interests in any Minority Dealer, directly or indirectly, from a Minority Dealer Partner, (y) the Company may pay dividends and other distributions in respect of its Equity Interests and (z) the Company may pay amounts expended to repurchase Equity Interests from a Person that is not a Loan Party (i) in an unlimited amount so long as the Leverage Ratio is not greater than 3.75 to 1.0 (determined on a pro forma basis for the most recently ended Measurement Period based upon the most recently delivered financial statements prior to such payment), and (ii) to the extent that the Leverage Ratio is greater than 3.75 to 1.0 (determined on a pro forma basis for the most recently ended Measurement Period based upon the most recently delivered financial statements prior to such payment), the Company may make additional payments to repurchase Equity Interests from a Person that is not a Loan Party, provided, however, that any such additional payments made pursuant to this clause (z)(ii) in excess of $500,000,000 (the “Equity Interest Repurchase Threshold”) shall be deducted from the calculation of the Fixed Charge Coverage Ratio in accordance with the definition thereof. 13.5 Subordinated Debt. If any Subordinated Debt is outstanding, each Borrower shall not, and the Company shall not permit any Subsidiary to (a) make any amendment or modification to the indenture, note or other agreement evidencing or governing any Subordinated

165 14555989v114555989v8 Debt; (b) make any scheduled payment of the principal of or interest on any Subordinated Debt which would be prohibited by the terms of such Subordinated Debt or any related subordination agreement; (c) directly or indirectly make any prepayment on or purchase, redeem or defease any Subordinated Debt or offer to do so (whether such prepayment, purchase or redemption, or offer with respect thereto, is voluntary or mandatory); (d) take or omit to take any action if as a result of such action or omission the subordination of such Subordinated Debt, or any part thereof, to the Obligations might be terminated, impaired or adversely affected; or (e) omit to give Agent prompt notice of any notice received from any holder of Subordinated Debt, or any trustee therefor, or of any default under any agreement or instrument relating to any Subordinated Debt by reason whereof such Subordinated Debt might become or be declared to be due or payable. 13.6 Loans and Investments. Each Borrower shall not, and the Company shall not permit any Subsidiary to (a) make or contract to make any loan or advance to any Person (other than short term trade advances in the ordinary course of business); or (b) purchase or otherwise acquire, any capital stock, obligations, or other securities of, make any capital contributions to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person (the matters described in clause (a) and (b) are collectively, “Investments”), except: (a) Investments by the Company in any Subsidiary or Affiliate or by any Subsidiary in any of its Subsidiaries or Affiliates, in each case, which exist as of the Closing Date; (b) In the ordinary course of business, Investments by the Company in any Subsidiary or by any Subsidiary in the Company, or by any Subsidiary in any other Subsidiary, by way of capital contributions, intercompany loans, advances or guaranties, to the extent permitted by this Agreement; (c) (i) Investments made by any Foreign Subsidiary that is not a Financed Entity in any other Foreign Subsidiary and (ii) Investments made by the Company or any Subsidiary (other than a Foreign Subsidiary) provided that the aggregate amount of such Investments outstanding under this clause (c)(ii) does not exceed thirty percent (30%) of Stockholders’ Equity (measured as of the date such Investment is made based upon the most recently delivered financial statements); (d) Cash Equivalent Investments; (e) Bank deposits in the ordinary course of business; (f) Investments in securities of account debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors or otherwise in settlement of claims arising in the ordinary course of business; (g) Investments pursuant to a Permitted Acquisition; (h) Investments not otherwise permitted under this Section 13.6 provided that the aggregate amount of such Investments does not exceed $100,000,000 at any

166 14555989v114555989v8 time outstanding the greater of (i) $100,000,000 and (ii) one half of one percent (0.5%) of Consolidated Total Assets (measured at the time any such Investment was made); (i) Investments listed on the Disclosure Schedule; (j) Extensions of credit to customers made in the ordinary course of business and in connection with the sale or lease of inventory in the ordinary course of business; (k) (i) Investments (other than loans or other advances) in Minority Dealers, including the acquisition of equity ownership interests of Minority Dealers from one or more Minority Dealer Partners, and (ii) Investments not exceeding $60,000,000 in the aggregate at any time outstanding consisting of loans or other advances to Minority Dealers or the Minority Dealer Partners in such Minority Dealers; (l) Such other Investments as are consented to by the Required Lenders in their sole discretion; (m) Extensions of credit to Persons acquiring the assets of a Dealership or another Subsidiary pursuant to a sale permitted by Section 13.1.2 (“Seller Notes”); provided, that at least 75% of consideration received from such sale (together with all other consideration received in all other such sales since the Closing Date, on a cumulative basis) is cash; (n) Investments in equity interests in Permitted New Dealerships; (o) Investments not in the ordinary course of business in equity interests in Other New Subsidiaries, provided that the aggregate of all investments in Other New Subsidiaries under this clause (o) shall not exceed $4,000,000 during the time period from the Closing Date to the Termination Date; (p) Investments by the Company or any Subsidiary (i) in Community Development Entities under the Federal New Markets Tax Credit Program or (ii) in any other Person formed for (and continuing to operate for) the purpose of making investments that are intended to qualify for renewable energy or other tax credits, provided that the aggregate amount of such Investments do not exceed $50,000,000 at any time outstanding; (q) [reserved]; (r) Investments by the Company and its Subsidiaries with the proceeds of any issuance of Equity Interests by such Person; (s) (i) Investments made solely by one or more Foreign Subsidiaries that are not Financed Entities in connection with any Foreign Receivables or Securitization Transaction and (ii) Investments made solely by one or more DFC Subsidiaries; and (t) (i) Investments in any Captive Insurance Subsidiary in the ordinary course of business consistent with market practice for Captive Insurance Subsidiaries of a similar nature, size and type as the Captive Insurance Subsidiaries in an aggregate amount not to exceed two percent (2.0%) of the total assets of the Company and its Subsidiaries taken as a

167 14555989v114555989v8 wholeConsolidated Total Assets (measured at the time any such Investment is made), and (ii) solely with respect to any Captive Insurance Subsidiary, any Investment that such Captive Insurance Subsidiary is not prohibited from making in accordance with Applicable Law; provided that (x) any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and (y) no Investment otherwise permitted by clause (c), (g), (h), or (k) shall be permitted to be made if, immediately before or after giving effect thereto, any Default or Event of Default exists. 13.7 Transactions with Affiliates. Other than (i) agreements with Minority Dealer Affiliates, (ii) transactions among the Company and/or any wholly owned Subsidiary, on the one hand, and any wholly owned Subsidiary of the Company, on the other hand, not involving any other Affiliate and (iii) any transaction in which the aggregate amount involved in each single or related series of transactions does not exceed $10,000,000, each Borrower shall not, and the Company shall not permit any Subsidiary to, enter into any transaction with any Affiliate, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, except upon terms, taken as a whole, no less favorable in any material respect to it than those that would prevail in a comparable arm’s length transaction with a Person not an Affiliate. 13.8 [Reserved]. 13.9 Structure. Each Borrower shall not, and the Company shall not permit any Subsidiary to, make any material change in its organizational structure or capital structure, or make any material modification in its Articles of Organization or Incorporation, Partnership Agreement, Operating Agreement, Bylaws, or other organizational documents, in each case to the extent such change or modification impairs the enforceability of any Loan Documents, impairs the ability of any Loan Party to perform its obligations under any Loan Document or would otherwise reasonably be expected to result in a Material Adverse Effect. 13.10 Indebtedness. Each Borrower shall not, and the Company shall not permit any Subsidiary to, incur or permit to exist any Indebtedness to any Person except: (a) Indebtedness (including Contingent Obligations) incurred pursuant to this Agreement and the Loan Documents. (b) Short-term unsecured trade obligations incurred in the ordinary course of business which are outstanding not more than ninety (90) days after the original date on which such trade obligations were created. (c) Indebtedness in respect of Permitted Swap Obligations and, to the extent constituting Indebtedness, obligations under Cash Management Services entered into in the ordinary course of business. (d) Funded Debt of the Company or any Subsidiary which is secured primarily by real estate owned by such Subsidiary, and Funded Debt of any Excluded Tax Credit Investment Subsidiary (other than LCDC).used to acquire, finance or refinance real estate which, if secured, is secured by Liens permitted by Section 13.3(n).

168 14555989v114555989v8 (e) Subject to satisfaction of the requirements of Section 13.3(h) by each Other Service Loaner Floorplan Lender, Funded Debt of the Dealerships with respect to Other Service Loaner Floorplan Financing provided by Other Service Loaner Floorplan Lenders. (f) Unsecured guarantees by the Company of, and unsecured coborrower obligations of the Company in respect of, (i) Other Service Loaner Floorplan Financing obligations of Dealerships to Other Service Loaner Floorplan Lenders, (ii) debt of any Subsidiary which is permitted under Section 13.10(d), (iii) operating leases of its Subsidiaries and Minority Dealer Affiliates, (iv) extensions of credit to a Minority Dealer Affiliate, all proceeds of which are used to purchase New Vehicles or Service Loaner Vehicles to be held by the Minority Dealer Affiliate for sale and/or lease in the ordinary course of business, (v) obligations of Dealerships to manufacturers or distributors of New Vehicles under Seller Agreements and (vi) Indebtedness which is permitted under Section 13.10(o), (p) and (s); provided, that, for the avoidance of doubt, this clause (f) shall not be deemed to prohibit the provision by the Company of other unsecured guarantees that are permitted under other clauses of this Section 13.10. (g) Unsecured Indebtedness of the Company to any Subsidiary. (h) Unsecured Indebtedness of any Subsidiary to the Company or another Subsidiary. (i) Indebtedness existing on the Closing Date and set forth on the Disclosure Schedule, solely to the extent that such Indebtedness is not increased and no additional collateral is provided for such Indebtedness. (j) Funded Debt consisting of purchase money indebtedness incurred to acquire equipment which is secured only by the equipment acquired and proceeds therefrom and such equipment secures only the obligation to pay the purchase price. (k) Unsecured guaranties by a Subsidiary of the obligations of any other Subsidiary on (i) real estate leases between such other Subsidiary and an owner of real estate which has been subleased by such other Subsidiary to such Subsidiary, and (ii) Indebtedness incurred by such other Subsidiary which is permitted under Subsection 13.10(d) and which is obtained to finance real estate leased by such other Subsidiary to such Subsidiary. (l) Additional Funded Debt, including, without limitation, (i) Pari Passu Funded Debt and (ii) Contingent Obligations in respect of Funded Debt of the Company or any of its Subsidiaries, provided that, after giving Pro Forma Effect to the incurrence of such additional Funded Debt, the Company would have been in compliance with Section 11.1.3 as of such day (and for purposes of determining such compliance for any Funded Debt incurred in connection with a Permitted Acquisition, “Pro Forma Effect” shall take into account, for the Measurement Period most recently ended prior to the incurrence, the Pro Forma EBITDAR attributable to the business or businesses acquired, less interest expense attributable to the business or businesses acquired with respect to vehicle floor planfloorplan financing, calculated as if the Permitted Acquisition had occurred on the first day of such Measurement Period).

169 14555989v114555989v8 (m) Indebtedness appearing as a claims reserve (or similar term) on the balance sheet of the Company and its Subsidiaries, which represents amounts which have been received but which will be expended to pay warranty and service claims by customers of the Dealerships. (n) Guaranties by Lithia Financial Corporation of Permitted Swap Obligations. (o) Funded Debt owing by a Silo Subsidiary; provided that no Loan Party other than (i) the Company and (ii) one or more Silo Subsidiaries, has any obligation (contingent or otherwise) with respect to such Funded Debt. (p) Funded Debt of Foreign Subsidiaries (i) that are not Financed Entities and (ii) not secured by any assets of the Company or any Subsidiary other than (1) assets of Foreign Subsidiaries other than Financed Entities and/or (2) a pledge by the Company or any Subsidiary of Equity Interests in a Foreign Subsidiary that is not a Financed Entity (“Foreign Subsidiary Indebtedness”). (q) Obligations in respect of put rights and other buy-sell rights granted to a Minority Dealer Partner that are set forth in the organizational documents of a Minority Dealer. (r) Funded Debt incurred by any (i) DFC Subsidiary and not secured by any assets of the Company or any Subsidiary other than assets of a DFC Subsidiary (“DFC Indebtedness”) or (ii) Funded Debt incurred by any Foreign Subsidiary that is not a Financed Entity in connection with any Foreign Receivables or Securitization Transaction and not secured by any assets of the Company or any Subsidiary other than one or more Foreign Subsidiaries that are not Financed Entities; provided that no Loan Party other than the Company and one or more DFC Subsidiaries or such Foreign Subsidiaries that are not Financed Entities involved in such Foreign Receivables or Securitization Transaction has any obligation (contingent or otherwise) with respect to such Funded Debt. (s) Permitted Dual Subsidiary Indebtedness so long as each Required Intercreditor Counterparty has executed and delivered an Intercreditor Agreement, or a joinder to an existing Intercreditor Agreement, to the Agent. (t) Funded Debt of Subsidiaries that are not Loan Parties or Dealerships with respect to floorplan financing for Excluded Vehicles. (u) Funded Debt of any Excluded Tax Credit Investment Subsidiary (other than LCDC). 13.11 Margin Stock; Speculation. Each Borrower shall not, and the Company shall not permit any Subsidiary to, use any part of the proceeds of any Loan, either directly or indirectly, for the purpose, whether immediate, incidental, or ultimate, of purchasing or carrying any margin stock (within the meaning of Regulation U) or extending credit to others for the purpose of purchasing or carrying any margin stock or for any purpose which violates any applicable provision of any regulation of the Board of Governors of the Federal Reserve System.

170 14555989v114555989v8 No Loan Party shall be engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or conveying any margin stock. No part of the proceeds of any Loan will be used for speculative investment purposes, including, without limitation, speculating or hedging in the commodities and/or futures market. 13.12 Restrictive Agreements. Except for Permitted Restrictions, the provisions of this Agreement and the other Loan Documents or as could not reasonably be expected to have a Material Adverse Effect, each Borrower shall not, and the Company shall not permit any Subsidiary (which, for the avoidance of doubt, includes any Real Estate Subsidiary or Dealership) to, (a) enter into or permit to exist any arrangement, contract, or agreement which directly or indirectly prohibits any Loan Party from or imposes any restrictions on creating, assuming or incurring any Lien upon all or any portion of its properties, revenues or assets or those of any of its Subsidiaries (other than Excluded Subsidiaries) whether now owned or hereafter acquired, to secure the Obligations or to secure any renewals, refundings, replacements, refinancings or restructurings of the Obligations in an aggregate outstanding principal amount or aggregate committed amount that is less than or equal to the Aggregate Commitment as of the date of such arrangement, contract, or agreement, (b) enter into or permit to exist any agreement, contract or arrangement restricting the ability of any Subsidiary (other than Excluded Subsidiaries) from paying or making dividends or distributions in cash or kind to the Company or any other Loan Party, from making loans, advances or other payments of whatsoever nature to the Company or any other Loan Party, from making transfers or distributions of all or any part of its assets to the Company or any other Loan Party, or from borrowing money from the Company or any other Loan Party, (c) enter into or permit to exist any agreement, contract or arrangement which directly or indirectly prohibits any Subsidiary (other than an Excluded Subsidiary) from guarantying, or imposes restrictions on the ability of any Subsidiary to guaranty, the Obligations, or (d) enter into or permit to exist any agreement or arrangement which would be violated by the extensions of credit contemplated hereunder or the performance by any Loan Party of its obligations under the Loan Documents. 13.13 Permitted Acquisitions. Except as otherwise permitted by Section 13.6 and except for acquisitions of real estate, each Borrower shall not, and the Company shall not permit any Subsidiary to acquire Control of any Person or acquire all or substantially all of the assets of any Person or of any business unit or line of business of any Person (an “Acquisition”) except upon satisfaction of the following requirements: (a) On a pro forma basis, after giving effect to such Acquisition, the Company and its Subsidiaries (including each Person acquired in such Acquisition) will be in compliance with Sections 12.9 and 12.22. (b) The Company shall give Agent prior written notice of the proposed Acquisition at least thirty (30) days prior to the closing date of such Acquisition or, if later, within 5 days after execution of the purchase agreement for such Acquisition. (c) The Board of Directors (or other Persons exercising similar functions) of the seller have not disapproved the transaction or recommended that such transaction be disapproved.

171 14555989v114555989v8 (d) [Reserved]. (e) Each New Loan Party shall have executed a Guarantor Joinder Agreement or Borrower Joinder Agreement, as applicable, and any other documents reasonably required by the Agent so that such New Loan Party (i) becomes a Guarantor of the Used Vehicle Floorplan Obligations, Service Loaner Vehicle Floorplan Obligations, Revolving Loan Obligations, (ii) if applicable, becomes a New Vehicle Floorplan Borrower, and (iii) if applicable, grants a security interest in the Collateral of such Acquisition Subsidiary. (f) Subject to Section 1.5, all representations and warranties in this Agreement shall be true and correct in all material respects as of the date of any Acquisition unless such representation or warranty refers to another date and except as previously disclosed to and accepted by the Agent in writing, and no Default shall have occurred and be continuing or will exist after giving effect to the Acquisition. For purposes of this determination, all requirements applicable to any Guarantor, New Vehicle Floorplan Borrower (if applicable), or Subsidiary shall be deemed to apply to any Acquisition Subsidiary. (g) The Agent shall have received the organizational documents, status or good standing certificates and resolutions, or other authorizations demonstrating the due organization, valid existence, qualification to do business, good standing and authority of each New Loan Party to become a Loan Party, New Vehicle Floorplan Borrower (if applicable), and Guarantor. (h) The Agent shall have received copies of the purchase agreement and lease, if any, relating to that Acquisition. (i) The Agent shall have perfected security interests in the Collateral owned by the New Loan Party as security for all of the Used Vehicle Floorplan Obligations, Service Loaner Vehicle Floorplan Obligations, Revolving Loan Obligations, Guarantor Obligations, Permitted Additional Obligations and the New Vehicle Floorplan Loan Obligations, subject only to Permitted Liens, and shall have received satisfactory evidence of perfection and the priority of such security interests, including without limitation such Uniform Commercial Code and other searches, signed termination statements or payoff letters and other filings as the Agent deems appropriate, which shall include evidence of the termination of, or reasonably satisfactory arrangements for the termination of, the security interests of any secured party in any of the assets acquired or of the New Loan Party. (j) The Agent shall have conducted such audits of any Collateral being acquired or which is owned by any New Loan Party as is desired by the Agent, the results of which shall be satisfactory to the Agent. (k) The Company and/or any New Loan Party shall have received approval of all material Seller Agreements (including without limitation Franchise Agreements), between any New Loan Party and any manufacturer or distributor of Vehicles for which the New Loan Party will act as a dealer as may be necessary for the New Loan Party to conduct its intended business following the Acquisition. The Company or the New Loan Party shall deliver to the Agent copies of all such Seller Agreements promptly upon receipt, other than those

172 14555989v114555989v8 disclosure of which is prohibited by the relevant manufacturer or distributor, if requested by the Agent. (l) All insurance required under Section 12.8 shall have been obtained and the Agent shall have received evidence thereof in the form of a certificate of insurance as required under Section 12.8. (m) The Company shall have delivered to the Agent a certificate in a form acceptable to the Agent and signed by its chief financial officer or other officer acceptable to the Agent, certifying that all conditions in Section 13.13(a), (c), (f) and (k) have been satisfied or will be satisfied as of the date of the Acquisition. (n) If requested by the Agent, the Company has delivered to the Agent, (i) a Compliance Certificate, together with all supporting documentation reasonably required by the Agent, prepared on a Pro Forma Basis as of the most recent date for which a Compliance Certificate was furnished to the Agent, demonstrating that the Company and its Subsidiaries would have been in compliance with the requirements of Section 11.1 if the Acquisition had occurred on the first day of the period covered by the Compliance Certificate, and (ii) if requested by the Agent, copies of the seller’s financial statements. The Agent hereby agrees to promptly provide to the Lenders copies of all documents received under the foregoing clauses (i) and (ii). (o) For any single Acquisition or group of related Acquisitions, either (x) on the date of consummation of such Acquisition or group of related Acquisitions (or in the case of a Limited Condition Acquisition, on the LCA Test Date) and after giving Pro Forma Effect thereto, the Leverage Ratio is below 5.75 to 1.0; or (y) the aggregate consideration paid for the assets acquired (other than real property and Vehicles), or the Equity Interests acquired, is less than or equal to 10% of Tangible Net Worth as of the last day of the fiscal quarter of the Company and its Subsidiaries most recently ended prior to the date of consummation of such Acquisition or Acquisitions. For purposes of this subsection (o) of Section 13.13, “Pro Forma Effect” shall mean that the Leverage Ratio shall be calculated as if (i) such Acquisition or Acquisitions had occurred on the first day of the Measurement Period most recently ended prior to consummation of such Acquisition or Acquisitions, taking into account the Pro Forma EBITDAR attributable to the business or businesses acquired, less interest expense attributable to the business or businesses acquired with respect to vehicle floor planfloorplan financing, and (ii) any Indebtedness incurred or acquired in connection with such Acquisition or Acquisitions (including without limitation any Indebtedness incurred to enable the Company or any Subsidiary to effect such Acquisition or Acquisitions) had been incurred or acquired on the last day of such Measurement Period. (p) Agent has received such additional documents, approvals, consents and information and each Loan Party has satisfied such additional requirements as the Agent reasonably requests. 13.14 Accounting Changes; Fiscal Year. Each Borrower shall not, and the Company shall not permit any Subsidiary to, make any change in accounting treatment or reporting practices, except as permitted by GAAP, or change its Fiscal Year.

173 14555989v114555989v8 13.15 Excluded Tax Credit Investment Subsidiaries. No Excluded Tax Credit Investment Subsidiary (other than LCDC) shall own any assets other than Investments permitted under Section 13.6(p). 13.16 Dual Subsidiaries. Each Borrower shall not, and the Company shall not designate any Subsidiary as a Dual Subsidiary unless (i) each Required Intercreditor Counterparty has delivered to the Agent an Intercreditor Agreement or a joinder agreement to an existing Intercreditor Agreement, (ii) no New Vehicles of any Removed Franchise of any such Dual Subsidiary shall be financed by the New Vehicle Floorplan Facility, (iii) prior to the time of designation of such Subsidiary as a Dual Subsidiary, all outstanding New Vehicle Floorplan Loans with respect to all Removed Franchises of such Subsidiary shall have been repaid, (iv) with respect to any Dual Subsidiary that will obtain Permitted Dual Subsidiary Indebtedness consisting of floorplan financing to acquire used Vehicles, such Dual Subsidiary shall not finance the acquisition of any Used Vehicles under the Used Vehicle Floorplan Facility, and prior to the time of designation of such Subsidiary as a Dual Subsidiary, all outstanding Used Vehicle Floorplan Loans with respect to such Subsidiary shall have been repaid, (v) with respect to any Dual Subsidiary that will obtain Permitted Dual Subsidiary Indebtedness consisting of floorplan financing to acquire service loaner Vehicles, such Dual Subsidiary shall not finance the acquisition of any Service Loaner Vehicles under the Service Loaner Vehicle Floorplan Facility, and prior to the time of designation of such Subsidiary as a Dual Subsidiary, all outstanding Service Loaner Vehicle Floorplan Loans with respect to such Subsidiary shall have been repaid, and (vi) the Company has complied with all requirements set forth in Section 6.19 and this Section 13.16. Notwithstanding the foregoing, the designation of any Subsidiary as a Dual Subsidiary pursuant to this Section 13.16 shall not be effective as to such Subsidiary until the Agent (w) shall have received a duly executed Intercreditor Agreement, in form and substance satisfactory to the Agent, (x) the existing UCC-1 financing statements for any such Dual Subsidiaries shall have been amended in accordance with the applicable Intercreditor Agreement, (y) new UCC-1 financing statements shall have been filed naming such Dual Subsidiary as debtor and the applicable Dual Subsidiary Lender as secured party, in each case, in form and substance satisfactory to the Agent and (z) the Agent shall have received any additional documentation requested by the Agent in its sole discretion. The Lenders party hereto hereby consent to the Agent entering into each Intercreditor Agreement (and any joinder or supplement thereof) on or after the Closing Date on behalf of the Lenders. 13.17 Additional Credit Support Documentation. Each Borrower shall not, and the Company shall not permit any Subsidiary to Guarantee or grant any Lien in favor of any Dual Subsidiary Lender in respect of Permitted Dual Subsidiary Indebtedness except for such Guarantees by and Liens granted by Dual Subsidiaries which receive Permitted Dual Subsidiary Indebtedness from such Dual Subsidiary Lender. Without limiting the foregoing and without limiting the generality of the Guaranty or Section 12.17, in the event any Dual Subsidiary Lender receives a Guarantee or Lien in violation of the previous sentence, the Company shall cause the applicable Subsidiaries to provide substantially similar Guarantees to the Agent, each L/C Issuer and the Lenders or grant substantially similar Liens in favor of the Agent (for the benefit of the Secured Parties) to the same extent.

174 14555989v114555989v8 ARTICLE 14 DEFAULT AND REMEDIES 14.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Agreement and each of the Loan Documents: 14.1.1 Any Loan Party shall fail to pay (a) when due, any principal owing under this Agreement, Letter of Credit, LC Agreement, or any other Loan Document, except as described in the following clause (d), or (b) within five (5) days after it is due, any interest or fee payable under this Agreement, Letter of Credit, LC Agreement, or any other Loan Document or (c) when due and uncured within five (5) days after notice from the Agent that such amount remains unpaid, any other amount payable under this Agreement, Letter of Credit, LC Agreement, or any other Loan Document or (d) the Company shall fail to cure any Out of Balance Condition, which condition shall remain unremedied for a period of four (4) days after notice from the Agent, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender or Service Vehicle Swing Line Lender. 14.1.2 Any default under or any failure of any Loan Party to perform or comply with any term, condition, covenant or obligation (a) set forth in Section 11.1, 12.1, 12.10 or Article 13 of this Agreement (except Section 13.15) or (b) set forth in any provision of this Agreement (except an Event of Default specified in Section 14.1.1, 14.1.2(a) or elsewhere in Section 14.1), any other Loan Document or any other Agreement between the Agent or any Lender and any Loan Party, and such default or failure is not cured within thirty (30) days after the earlier of the date any Loan Party knows thereof or the date on which the Agent gives written notice thereof to the Company (provided, however, that such cure period is available only if the applicable default or failure is reasonably capable of being cured). 14.1.3 Any Loan Party defaults in the payment or performance of any material provisions of any agreement or condition relating to any Indebtedness of such Loan Party (except as described in Section 14.1.16) in an aggregate amount outstanding for such Indebtedness for all Loan Parties that, together with amounts described in Section 14.1.16, is in excess of the greater of (A) $50,000,000100,000,000 and (B) one half of one percent (0.5%) of Consolidated Total Assets (measured at the time any such default occurs) (other than Indebtedness owing under the Loan Documents but including Permitted Dual Subsidiary Indebtedness), and the period of grace, if any, to cure such default shall have passed, and the default constitutes (a) nonpayment or (b) any event or condition, the effect of which is to cause or permit the holder of such Indebtedness to cause such Indebtedness to become due prior to its maturity date. 14.1.4 (a) Any default occurs under or any Loan Party fails to pay, perform or comply with any material terms, conditions or obligations in any Collateral Document or (b) other than in accordance with the terms of such Collateral Document, any Lien created or purported to be created by any Collateral Document shall cease to be, or shall be asserted by any Person not to be, a valid, perfected Lien with a priority that is subject only to the Permitted Liens, and in each case, such default or failure is not cured within ten (10) days after the earlier of the date any Loan Party knows thereof or the date on which the Agent gives written notice thereof to the Company.

175 14555989v114555989v8 14.1.5 (a) Other than in accordance with the terms of the Loan Documents, any Guaranty or other Loan Document ceases to be, or shall be asserted by any Borrower or any Guarantor not to be, in full force and effect, or (b) any Guarantor shall attempt to revoke, repudiate, or limit any Guaranty. 14.1.6 Any warranty, representation, statement, or information made or furnished to the Agent or any Lender by or on behalf of any Loan Party proves to have been false or misleading in any material respect when made, furnished, or certified, or when deemed made, furnished, or certified. 14.1.7 Custody or control of any substantial part of the property of any Loan Party is assumed by any Governmental Body or any Governmental Body takes any final action, the effect of which would be a Material Adverse Effect. 14.1.8 (a) Any Loan Party shall commence any case, proceeding, or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or (b) there shall be commenced against any Loan Party any case, proceeding, or other action of a nature referred to in clause (a) above which (iii) results in the entry of an order for relief or any such adjudication or appointment or (iv) remains undismissed, undischarged, unstayed, or unbonded for a period of thirty (30) days; or (c) there shall be commenced against any Loan Party any case, proceeding, or other action seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, or bonded pending appeal within thirty (30) days from the entry thereof; or (d) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth in clauses (a), (b), or (c) above; (e) any Loan Party shall admit in writing its inability to pay its debts as they become due or shall, within the meaning of the United States Bankruptcy Code (11 U.S.C. §101 et seq.), generally not pay its debts as they become due; or (f) any Loan Party is not Solvent. 14.1.9 Except as permitted by Section 13.1, (a) any Loan Party which is a corporation, partnership, limited liability company or other type of entity is dissolved or liquidated or takes any action to authorize a dissolution or liquidation; or (b) any Loan Party which is a trust (or trustee acting with respect to property held in trust) is revoked, amended or terminated. 14.1.10 Any refusal or failure by any Governmental Body to issue, renew, or extend any material lease or Governmental Approval with respect to the operation of the business of any Loan Party or its Subsidiaries, or any denial, forfeiture or revocation by any Governmental Body of any Governmental Approval, that could reasonably be expected to have a Material Adverse Effect.

176 14555989v114555989v8 14.1.11 One or more judgments, writs of attachment, or similar process, in an aggregate amount in excess of the greater of (A) $50,000,000 (100,000,000 and (B) one half of one percent (0.5%) of Consolidated Total Assets (measured at the time any such judgment, writ or similar process was made) (in each case, in excess of insurance coverage) shall be entered or filed against any Loan Party or any property of any Loan Party and remains unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or more. 14.1.12 (a) With respect to a Plan, a Loan Party or an ERISA Affiliate is subject to a lienLien in excess of the greater of (A) $50,000,000100,000,000 and (B) one half of one percent (0.5%) of Consolidated Total Assets (measured at the time any such Lien was created or incurred), pursuant to Section 430(k) of the Code or Section 302(c) or ERISA or Title IV or ERISA, or (b) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect. 14.1.13 (a) The Company or any New Vehicle Floorplan DealershipBorrower fails to pay, perform or comply with any term, condition or obligation in any Seller Agreement, or any such agreementSeller Agreement ceases to be, or is asserted by any Person not to be, in full force and effect, or the other party to such agreement gives notice of default to the Company or any New Vehicle Floorplan DealershipBorrower, or (b) any event specified in clause (a) occurs with respect to any Loan Party other than a New Vehicle Floorplan Borrower, except in each case described in clauses (a) and (b) above to the extent such failure, cessation, assertion or notice of default (either individually or in the aggregate with all other such failures, cessations, assertions and notices of default) could not reasonably be expected to have a Material Adverse Effect. 14.1.14 Any Repurchase Agreement ceases to be, or is asserted by any manufacturer or distributor of Vehicles not to be, in full force and effect, except in each case to the extent such cessation or assertion (either individually or in the aggregate with all other such cessations and assertions) could not reasonably be expected to have a Material Adverse Effect. 14.1.15 There is any Change in Control. 14.1.16 (a) Any default occurs under or any Loan Party fails to pay, perform or comply with the terms of any Swap or (b) there occurs under any Swap an Early Termination Date (as defined in such Swap) resulting from (i) any event of default under such Swap as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap) or (ii) any Termination Event (as so defined) under such Swap as to which the Company or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owing by the Applicable Loan Parties under all such Swaps as a result thereof, together with all defaulted Indebtedness of the Loan Parties described in Section 14.1.3, is greater than 1.25% of the amount of the Aggregate Commitment. 14.2 Consequences of Default; Rights and Remedies. Time is of the essence of this Agreement.

177 14555989v114555989v8 14.2.1 Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Section 14.1.8) and at any time thereafter during the continuance of such Event of Default, the Agent shall have the right, by written notice to the Company, to: (a) terminate the availability of PR Account Advances and terminate the Commitments to make Loans and issue Letters of Credit; (b) declare all outstanding Obligations payable by the Revolving Loan Borrower, Used Vehicle Floorplan Borrower, Service Loaner Vehicle Floorplan Borrower, and the New Vehicle Floorplan Borrowers to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Loan Documents to the contrary notwithstanding; (c) direct the Revolving Loan Borrower to deliver to the Agent funds in an amount equal to the aggregate stated amount of the LC Obligations, such funds to be held in the LC Collateral Account, and/or (d) direct the New Vehicle Floorplan Borrowers to deliver to the Agent funds in an amount which the Agent estimates it or the Swing Line Lender may be required to pay pursuant to Payment Commitments which may be presented thereafter, such collateral to be held in the Payment Commitment Collateral Account. The applicable Borrowers shall immediately deliver to the Agent all such funds required by the Agent. 14.2.2 Upon the occurrence or existence of any Event of Default described in Section 14.1.8, immediately and without notice, (a) the Commitments and the availability of Loans and Letters of Credit shall automatically terminate, (b) all outstanding Obligations shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Loan Documents to the contrary notwithstanding, (c) the Revolving Loan Borrower shall automatically become obligated to deliver to the Agent Cash Collateral in an amount equal to the aggregate stated amount of the LC Obligations, which funds shall be held by the Agent in the LC Collateral Account, and (d) the New Vehicle Floorplan Borrowers shall automatically become obligated to deliver to the Agent funds in an amount which the Agent estimates it or the Swing Line Lender may be required to pay pursuant to Payment Commitments which may be presented thereafter, which funds shall be held by the Agent in the Payment Commitment Collateral Account. 14.2.3 In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Agent and the Lenders shall have the right to exercise any right, power or remedy available under this Agreement, any of the other Loan Documents, or otherwise available at law or in equity. 14.2.4 The Agent shall promptly inform the Lenders of the occurrence of any Event of Default of which it is deemed to have knowledge or notice pursuant to Section 16.9 and will promptly provide the Lenders with copies of any and all notices that the Agent has received with respect thereto. After such notification, the Lenders shall meet to determine the desired course of action and the Agent shall take such course of action, and pursue such rights and remedies under the Loan Documents, as the Required Lenders shall determine. If the Required Lenders have not agreed upon a course of action within ninety (90) days after the date that the Lenders have received a notice from the Agent of the occurrence of an Event of Default, the Agent shall (and shall be obligated to) terminate the Commitments, accelerate all of the Obligations, apply all amounts collected from the Borrowers, any Guarantors and the Collateral as set forth herein and pursue such other rights and remedies as are prudent under the

178 14555989v114555989v8 circumstances. During the time between the Agent’s giving notice of the occurrence of an Event of Default to the Lenders and the earlier of (a) the Required Lender’s agreement on a course of action or (b) the expiration of the ninety (90) day decision period, the Agent shall take such actions on behalf of the Lenders as the Agent deems prudent. To the extent inconsistent with Section 14.2.2, this Section 14.2.4 shall not apply to any Event of Default referred to in Section 14.1.8 and any Event of Default referred to in Section 14.1.8 shall be governed by Section 14.2.2. However, decisions as to how to handle, vote, or compromise the Agent’s claims on behalf of the Lenders in any bankruptcy or insolvency proceeding shall be governed by this Section 14.2.4. This Section 14.2.4 confers no rights upon any Loan Party. 14.3 Application of Payments. If the Obligations have become due and payable in full or if at any time insufficient funds are received by and available to the Agent to fully pay all fees, costs, expenses, principal, interest and other amounts due to the Agent and the Lenders under this Agreement and the other Loan Documents, such funds received by the Agent shall be applied: (a) first, to the payment of fees, costs, disbursements, indemnities and other expenses (including Attorney Costs of the Agent’s counsel) owing to the Agent, including without limitation, if applicable, amounts incurred in realizing on Collateral or otherwise enforcing the Loan Documents; (b) second, to the payment of fees, costs, disbursements, indemnities, and other expenses owing to the Lenders (other than LC Fees, Revolving Loan Commitment Fee, Used Vehicle Floorplan Commitment Fee, Service Loaner Vehicle Floorplan Commitment Fee and New Vehicle Floorplan Commitment Fee), including without limitation, if applicable, amounts incurred in realizing on Collateral or otherwise enforcing the Loan Documents and amounts owing pursuant to Article 7 and Section 17.1; (c) third, to the payment of LC Fees, Revolving Loan Commitment Fees, New Vehicle Floorplan Commitment Fee, Used Vehicle Floorplan Commitment Fee and Service Loaner Vehicle Floorplan Commitment Fee; (d) fourth to the payment of accrued interest on all of the Loans and other Obligations, (e) fifth to the payment to Swing Line Lender of any principal amount of the New Vehicle Swing Line Loans in excess of the New Vehicle Swing Line Commitment; (f) sixth, to the payment of the remaining principal owing to all of the Lenders on all of the Loans, LC Obligations, and other Obligations, allocated to the Lenders based upon their Pro Rata Shares; (g) seventh, to fully cash collateralize the LC Obligations and any outstanding Payment Commitments; (h) eighth, ratably to the payment of Permitted Swap Obligations and obligations under Cash Management Services, ratably among the Lenders in proportion to the respective amounts described in this clause (h) held by them; and (i) ninth, the balance, if any, to the Borrowers or as otherwise required by law. ARTICLE 15 HAZARDOUS SUBSTANCES 15.1 Representations and Warranties. Each Borrower represents and warrants that to its knowledge, as of the Closing Date, any Properties identified as such in the Disclosure Schedule are the only Properties requiring remedial action under applicable Environmental Laws, resulting from the use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any Hazardous Substances on, under, about or from any of the Properties. The performance of such remedial actions will not have a Material Adverse Effect on any Loan Party or its businesses.

179 14555989v114555989v8 15.2 Activities. Each Borrower shall, and the Company shall cause each Subsidiary to use, generate, manufacture, store, treat, release or dispose of Hazardous Substances on, under, about or from the Properties only as is reasonable and necessary in the operation of its business, and in substantial compliance with all applicable Environmental Laws. 15.3 Inspections. Each Borrower will permit and the Company will cause each other Loan Party to permit representatives of the Agent and the Lenders to enter upon the Properties to make such inspections and tests as they may reasonably deem appropriate to determine compliance of the Properties with this Article. Any such inspections or tests shall be at the expense of Borrowers and for Agents’ and the Lenders’ purposes only, and shall not be construed to create any responsibility or liability on the part of the Agent or any Lender to any Borrower or any other Person. 15.4 Release and Indemnity. Each Borrower hereby (a) releases and waives any future claims against Agent and each Lender for indemnity or contribution in the event the Company or any of its Subsidiaries becomes liable for cleanup or other costs under any Environmental Laws, and (b) agrees to indemnify and hold harmless Agent and each Lender and the other Indemnified Persons against any and all Claims which such Person may directly or indirectly sustain or suffer resulting from a breach of this Article by the Company or any other Borrower or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a Hazardous Substance on the Properties, except to the extent arising from the gross negligence or willful misconduct of such Indemnified Person. 15.5 Survival. The provisions of this Article, including the obligation to indemnify, shall survive the repayment of the Loans and Letters of Credit and other liabilities and Obligations of any one or more of the Borrowers under this Agreement and the other Loan Documents, and the termination or expiration of this Agreement, and, if applicable, shall not be affected by Lender’s acquisition of any interest in any of the Properties, whether by foreclosure or otherwise. ARTICLE 16 THE AGENT 16.1 Appointment; Nature of Relationship. U.S. Bank is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the “Agent”) hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article 16. Notwithstanding the use of the defined term “Agent,” it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders’ contractual representative, the Agent (a) does not hereby assume any fiduciary duties to any of the Lenders, (b) is a “representative” of the Lenders within the meaning of the term “secured party” as defined in the Uniform Commercial Code and (c) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this

180 14555989v114555989v8 Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives. 16.2 Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent. 16.3 General Immunity. Neither Agent nor any of its directors, officers, agents or employees shall be liable to any Borrower or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person. 16.4 No Responsibility for Loans, Recitals, Etc. Neither Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article 9, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any Collateral; or (g) the financial condition of any Loan Party or of any of any Loan Party’s Subsidiaries. The foregoing notwithstanding, however, the Agent shall, upon a reasonable request from a Lender, provide such information as may be necessary to demonstrate to such Lender that the Agent has the ability to comply, or has in fact complied, with all regulations or mandates from a governing entity that are applicable to the Loans, including without limitation, the Flood Disaster Protection Act of 1973 and the national Flood Insurance Reform Act (1994). 16.5 Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

181 14555989v114555989v8 16.6 Employment of the Agents and Counsel. The Agent may perform any of its duties as the Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between Agent and the Lenders and all matters pertaining to the Agent’s duties hereunder and under any other Loan Document. 16.7 Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent. For purposes of determining compliance with the conditions specified in Article 9, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the applicable date specifying its objection thereto. 16.8 Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Borrowers for which the Agent is entitled to reimbursement by a Borrower or Borrowers under the Loan Documents, (b) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between Agent and any Lender or between two or more of the Lenders) to the extent not already paid by the Borrowers and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against Agent in connection with any dispute between Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents to the extent not already paid by the Borrowers, provided that (y) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent and (z) any indemnification required pursuant to Section 7.4.4 shall, notwithstanding the provisions of this Section 16.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 16.8 shall survive payment of the Obligations and Permitted Additional Obligations and termination of this Agreement. 16.9 Notice of Event of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent, unless (i)

182 14555989v114555989v8 Agent has actual knowledge of such Default or Event of Default or (ii) Agent has received written notice from a Lender or Borrower referring to this Agreement describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders; provided that, except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Loan Party or any of its Subsidiaries that is communicated to or obtained by the bank serving as the Agent or any of its Affiliates in any capacity. 16.10 Rights as a Lender. The Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitments and its Loans as any Lender and may exercise the same as though it were not Agent, and the term “Lender” or “Lenders” shall, at any time when Agent is a Lender, unless the context otherwise indicates, include Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Loan Party, or any of their Subsidiaries and Affiliates in which any Loan Party is not restricted hereby from engaging with any other Person. 16.11 Lender Credit Decision, Legal Representation. (a) Each Lender acknowledges that it has, independently and without reliance upon Agent, or any other Lender and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. Except for any notice, report, document or other information expressly required to be furnished to the Lenders by the Agent hereunder or as may be reasonably requested by a Lender from the Agent, the Agent shall have no duty or responsibility (either initially or on a continuing basis) to provide any Lender with any notice, report, document, credit information or other information concerning the affairs, financial condition or business of any Loan Party or any of its Affiliates that may come into the possession of the Agent (whether or not in its capacity as the Agent) or any of their Affiliates. (b) Each Lender further acknowledges that it has had the opportunity to be represented by legal counsel in connection with its execution of this Agreement and the other Loan Documents, that it has made its own evaluation of all Applicable Laws relating to the transactions contemplated hereby, and that the counsel to the Agent represents only Agent and not the Lenders in connection with this Agreement and the transactions contemplated hereby. 16.12 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Company, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five (45) days after the retiring Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor

183 14555989v114555989v8 Agent. Unless a Default exists, such successor Agent shall be reasonably acceptable to the Company. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Agent’s giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of Borrowers and the Lenders, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of any Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and each Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $3,000,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the effectiveness of the resignation of the Agent, the resigning Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Agent, the provisions of this Article 16 shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Agent by merger, or Agent assigns its duties and obligations to an Affiliate pursuant to this Section 16.12, then the term “Prime Rate” as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Agent. 16.13 Agent’s Fees. Each Borrower agrees to pay to the Agent, for its account, the fees agreed to by such Borrower and the Agent pursuant to any fee letter between them, or as otherwise agreed from time to time. 16.14 Delegation to Affiliates. Each Borrower and the Lenders agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be (i) entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under this Agreement; and (ii) subject to the same obligations of the Agent hereunder. 16.15 Execution of Collateral Documents. The Lenders hereby empower and authorize Agent to execute and deliver the Collateral Documents and all related agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Collateral Documents. 16.16 Collateral Releases. The Lenders hereby empower and authorize Agent to execute and deliver on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or any other Loan Document or which shall otherwise have been approved by the Required Lenders (or, if required by the terms of this Agreement, all of the Lenders) in writing. If any of the Collateral shall be sold or otherwise disposed of by any Loan Party in a transaction permitted by the Loan Documents, then Agent, at the request and sole expense of the applicable

184 14555989v114555989v8 Loan Party, shall execute and deliver to such Loan Party all releases and other documents reasonably necessary or advisable for the release of the Liens created under the Loan Documents on such Collateral, provided that the applicable Loan Party shall provide to the Agent evidence of such transaction’s compliance with the Loan Documents as the Agent shall reasonably request. 16.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees that: (a)(i) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions between each Borrower and its Affiliates, on the one hand, and the Lenders, on the other hand, (ii) each Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) each of the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Borrower or any of its Affiliates, or any other Person and (ii) no Lender has any obligation to any Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their Affiliates, and no Lender has any obligation to disclose any of such interests to any Borrower or its Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 16.18 Co-Documentation Agents, Syndication Agent, Arranger, etc. Neither any Documentation Agent, Arranger or the Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Persons as it makes with respect to the Agent in Section 16.11. 16.19 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of any Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more prohibited transaction exemptions issued by the Department of Labor (each, a “PTE”), such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving

185 14555989v114555989v8 insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84- 14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE 17 MISCELLANEOUS 17.1 Expenses; Indemnification. Each Borrower hereby, jointly and severally, agrees: (a) to pay or reimburse Agent on demand for all reasonable costs and expenses (including reasonable Attorney Costs of the Agent’s counsel) incurred in connection with the syndication, negotiation, due diligence, preparation, execution, delivery, distribution (including, without limitation, via DebtX and any other internet service selected by the Agent), review, administration and enforcement of the Loan Documents and the transactions contemplated thereby, and any amendment, supplement or modification to, the Loan Documents and any other documents prepared in connection therewith, whether or not the transactions contemplated hereby are consummated, including without limitation all recording costs, filing fees, consultants’ fees, travel expenses, costs of appraisals and reviews, environmental audits and reviews (including costs of internal review of a third party report), collateral audits (subject

186 14555989v114555989v8 to Section 12.4), title insurance, lien searches, and costs of perfecting, continuing, monitoring, preserving and protecting security interests in the Collateral; (b) to pay or reimburse Agent and each Lender for all their reasonable costs and expenses incurred in connection with, and to pay, indemnify, and hold the Indemnified Persons harmless from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, disbursements, and Attorney Costs of every kind and nature arising out of or in connection with, the collection, enforcement or protection of any rights and remedies under the Loan Documents and any other documents prepared in connection therewith (including without limitation in connection with negotiations or workout or restructuring affecting the Loan Documents or Obligations and any bankruptcy, or similar proceeding or other legal proceeding involving any Loan Party); (c) to pay, indemnify, and to hold the Indemnified Persons harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure or delay in paying, stamp, excise and other taxes (other than income and gross revenue taxes), if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and any such other documents including reasonable Attorney Costs of counsel to the Agent and each Lender in connection with the foregoing and in connection with advising Agent with respect to its rights and responsibility under any Loan Document; and (d) to pay, indemnify, and hold the Indemnified Persons harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (including reasonable Attorney Costs) which may be incurred by or asserted against any Indemnified Person arising out of or in connection with the Loan Documents, the transactions contemplated by the Loan Documents, or the use of the proceeds of the Loans (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith), whether or not any of the Indemnified Persons is a party thereto, or by reason of or in connection with the execution and delivery or transfer of, or payment or failure to make payments under, Letters of Credit (it being agreed that nothing in this Section 17.1 is intended to limit the Revolving Loan Borrower’s obligations pursuant to Section 5.9). Notwithstanding the foregoing, a Borrower shall have no obligation to indemnify any Indemnified Person with respect to any costs of the matters described in subsections (a), (b), (c) and (d) of this Section 17.1 which arise from the gross negligence or willful misconduct of such Indemnified Person as determined by a court of competent jurisdiction by final and nonappealable judgment. The agreements in this Section 17.1 shall survive repayment of the Obligations and Permitted Additional Obligations and termination of this Agreement. Without limiting the provisions of Section 7.4, this Section 17.1(d) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. 17.2 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns permitted hereby, except that (a) no Borrower shall have the right to

187 14555989v114555989v8 assign its rights or obligations under the Loan Documents without the prior written consent of each Lender, (b) any assignment by any Lender must be made in compliance with Section 17.4, and (c) any transfer by participation must be made in compliance with the terms of this Agreement. Any attempted assignment or transfer by any party not made in compliance with this Section 17.2 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with the terms of this Agreement. The parties to this Agreement acknowledge that clause (b) of this Section relates only to absolute assignments and this Section 17.2 does not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by any Lender of all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 17.4. The Agent may treat the Person which made any Loan as the owner thereof for all purposes hereof unless and until such Person complies with Section 17.4; provided, however, that the Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan to direct payments relating to such Loan to another Person. Any assignee of the rights to any Loan agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan, shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan. 17.3 Participations. 17.3.1 Permitted Participants; Effect. Any Lender may, in accordance with Applicable Law, at any time sell to one or more banks or other entities (each, a “Participant”) participating interests in any Outstanding Credit Exposure owing to such Lender, the Commitments of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure for all purposes under the Loan Documents, all amounts payable by Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents. 17.3.2 Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents; provided, however, that any agreement pursuant to which any Lender sells a participating interest may require the Lender to obtain Participant’s consent to any amendment, modification or waiver which would require the consent of all Lenders pursuant to Section 17.9. 17.3.3 Benefit of Certain Provisions. Each Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 17.8 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 17.8

188 14555989v114555989v8 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 17.8, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 17.7 as if each Participant were a Lender. Each Borrower further agrees that each Participant shall be entitled to the benefits of Sections 7.1, 7.2, 7.4, and 17.1 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 17.4, provided that (a) a Participant shall not be entitled to receive any greater payment under Sections 7.1 or 7.2, or 7.4 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Company, and (b) a Participant shall not be entitled to receive any greater payment under Section 7.4 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account (i) except to the extent such entitlement to receive a greater payment results from a change in treaty, law or regulation (or any change in the interpretation or administration thereof by any Governmental Authority) that occurs after the Participant acquired the applicable participation and (ii), in the case of any Participant that would be a Non-U.S. Lender if it were a Lender, such Participant agrees to comply with the provisions of Section 7.4 to the same extent as if it were a Lender (it being understood that the documentation required under Section 7.4.6 shall be delivered to the participating Lender). Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in any Outstanding Credit Exposure, any Commitment or any other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Outstanding Credit Exposure, any Commitment or any other obligations under the Loan Documents) to any Person except to the extent that such disclosure is necessary to establish that such Outstanding Credit Exposure, any Commitment or any other obligations under the Loan Documents is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as the Agent) shall have no responsibility for maintaining a Participant Register. 17.4 Assignments. 17.4.1 Permitted Assignments. Any Lender may at any time sell to one or more Eligible Assignees or other financial institutions reasonably acceptable to the Agent (each an “Assignee”) all or a ratable part of its Loans and participations in Swing Line Loans and Letters of Credit and other interests under this Agreement and the Loan Documents; provided, however, that (a) unless each of the Company and the Agent otherwise consents, each assignment shall be in a minimum amount of $5,000,000 or if less, the entire Aggregate Lender Commitment and Outstanding Credit Exposure of such Lender; (b) after giving effect to any Assignment, the Aggregate Lender Commitment of the assigning Lender shall be at least $5,000,000 or shall be $0; and (c) each assignment shall be of a constant and not a varying, percentage of all of the

189 14555989v114555989v8 interests of such Lender in its Outstanding Credit Exposure and all Commitments, Loans and Letters of Credit. Any assignment shall be pursuant to an Assignment Agreement in such other form reasonably acceptable to the Agent as may be agreed to by the parties thereto. 17.4.2 Consents. The consent of the Company shall be required prior to an assignment becoming effective unless the Assignee is a Lender, an Affiliate of a Lender or an Approved Fund, provided that the consent of the Company shall not be required if an Event of Default has occurred and is continuing; provided further that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within five (5) Business Days after having received written notice thereof. The consent of the Agent shall be required prior to an assignment becoming effective unless the Assignee is a Lender, an Affiliate of a Lender or an Approved Fund. The consent of each of the LC Issuer and the Swing Line Lender shall be required prior to an assignment of a Commitment becoming effective unless the Assignee is a Lender with a Commitment. Any consent required under this Section 17.4.2 shall not be unreasonably withheld or delayed. 17.4.3 Effect; Effective Date. Upon (a) delivery to the Agent of an Assignment Agreement, together with any required consents, and (b) payment of a $3,500 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Assignee to the effect that none of the consideration used to make the purchase of the Commitments and Outstanding Credit Exposure under the applicable Assignment Agreement constitutes “plan assets” as defined under ERISA and that the rights and interests of the Assignee in and under the Loan Documents will not be “plan assets” under ERISA. On and after the effective date of such assignment, the Assignee shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Lender shall be released with respect to the Commitments and Outstanding Credit Exposure assigned to the Assignee without any further consent or action by any Borrower, the Lenders or the Agent. In the case of an assignment covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a Lender hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 17.4.3 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 17.3. 17.4.4 Tax Treatment. If any interest in any Loan Document is transferred to any Assignee or Participant which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 7.4. 17.5 Register. The Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in the United States of America, a copy of each Assignment delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each

190 14555989v114555989v8 Lender, and participations of each Lender in Letters of Credit, pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Borrower or Lender at any reasonable time and from time to time upon reasonable prior notice. 17.6 Dissemination of Information. Each Borrower, for itself and its Subsidiaries, authorizes each Lender to disclose to any Participant or Assignee and prospective Participant or Assignee any and all financial or other information in such Lender’s possession concerning any Loan Party, subject to the confidentiality requirements of Section 17.26 of this Agreement. 17.7 Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure, Outstanding New Vehicle Floorplan Exposure, Outstanding Used Vehicle Floorplan Exposure, Outstanding Service Loaner Vehicle Floorplan Exposure, and/or Outstanding Revolving Loan Exposure (other than payments received pursuant to Sections 7.1, 7.2 or 7.4 or payments specifically payable only to such Lender) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure, Outstanding New Vehicle Floorplan Exposure, Outstanding Used Vehicle Floorplan Exposure, Outstanding Service Loaner Vehicle Floorplan Exposure and/or Outstanding Revolving Loan Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral or other protection ratably in proportion to their respective Pro Rata Shares. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. 17.8 Setoff. Each Borrower hereby grants each Lender a security interest in all deposits, credits and deposit accounts (including all account balances, whether provisional or final and whether or not collected or available) of such Borrower with such Lender or any Affiliate of such Lender (the “Deposits”). In addition to, and without limitation of, any rights of the Lenders under Applicable Law, if any Borrower is not Solvent, or if any Event of Default occurs, each Borrower authorizes each Lender to offset and apply all such Deposits toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to such Lender or the Lenders; provided, that in the event that any Defaulting Lender shall exercise such right of setoff, (a) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of Section 6.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agent, the LC Issuer, and the Lenders, and (b) the Lender shall provide promptly to the Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The aforesaid rights may be exercised by the Agent or such Lender against any Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit

191 14555989v114555989v8 of creditors, receiver or execution, judgment or attachment creditor of any Borrower or against anyone else claiming through or against any Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by the Agent or such Lender prior to the occurrence of an Event of Default. 17.9 Amendments and Waivers. 17.9.1 Subject to the provisions of this Section 17.9 and except as otherwise provided in Section 6.12, 6.17 or 6.18, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or Borrowers hereunder or waiving any Event of Default hereunder; provided, however, that no such supplemental agreement shall: (a) without the consent of all Lenders, extend the final maturity of any Loan, or extend the expiry date of any Letter of Credit to a date after the Termination Date or postpone or reduce the amount of any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation, or reduce the rate (except as provided in Section 7.3) or extend the time of payment of interest or fees thereon or on Reimbursement Obligations or increase the amount of any Commitment of any Lender hereunder; (b) without the consent of all of the Lenders, change the definition of Required Lenders or the Pro Rata Shares (or payment mechanics provided in Section 6.9) required to take any action hereunder; (c) without the consent of all of the Lenders, extend the Termination Date, or permit any Borrower to assign its rights under this Agreement; (d) without the consent of all of the Lenders, amend this Section 17.9, or any provision herein which requires consent or other action by all Lenders; (e) without the consent of all of the Lenders, except as permitted by this Agreement, release any Guarantor or, except as provided herein or in the Collateral Documents, release all or a substantial part of the Collateral; (f) without the consent of all of the Lenders, except pursuant to an Intercreditor Agreement or as otherwise permitted by this Agreement, (i) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation or (ii) subordinate, or have the effect of subordinating, the Liens securing the Obligations to Liens securing any other Indebtedness or other obligation; or (g) without the consent of all of the Lenders, amend Section 14.3 or Section 17.7. No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent, and no amendment of any provision relating to the LC

192 14555989v114555989v8 Issuer shall be effective without the written consent of the LC Issuer. No amendment to any provision of this Agreement relating to the Swing Line Lender or any Swing Line Loans shall be effective without the written consent of the Swing Line Lender. 17.9.2 Notwithstanding the foregoing, or the provisions of this Section 17.9, any fee or other amount payable by any Borrower or Borrowers solely to the Agent, the Swing Line Lender or the LC Issuer, may be changed with the consent of only such Borrower or Borrowers and the Agent and, if applicable, the affected Swing Line Lender or LC Issuer, provided that no Lender will be required to pay any such fee to which it has not agreed. 17.9.3 Notwithstanding anything herein to the contrary, no Defaulting Lender has any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) a Commitment of any Defaulting Lender may not be increased or extended, the maturity of any of its Loans may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders requires the consent of such Defaulting Lender. 17.9.4 In addition, notwithstanding anything in this Section 17.9 to the contrary, if the Agent and the Company jointly identify an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Agent and the Company may amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the such amendment is not objected to in writing by the Required Lenders to the Administrative Agent within ten (10) Business Days following receipt of notice thereof. 17.10 Waiver; Cumulative Remedies. No failure or delay on the part of the Agent or any Lender in exercising any right, power, remedy or privilege hereunder or under any of the other Loan Documents and no course of dealing between any Loan Party and the Agent or any Lender will operate as a waiver of such right, power, remedy or privilege, nor will any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power, remedy or privilege. Waiver of any Default shall not be a waiver of any other subsequent or prior Default. No waiver of any Default (whether or not Agent or any Lender knows or should have known of such Default) shall be deemed to have occurred unless Agent (to the extent authorized under Section 14.2.4 or 17.9.2) or the Required Lenders has expressly agreed in writing specifying such waiver. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Agent, the Required Lenders, or all of the Lenders, as otherwise set forth in this Agreement. Any waiver of any provision of this Agreement, and any consent to any departure by any Loan Party from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Loan Party not required hereunder shall in any event entitle any Loan Party to any other or further notice or demand in

193 14555989v114555989v8 similar or other circumstances or constitute a waiver of the right of the Agent or any Lender to any other or further action in any circumstances without notice or demand. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which the Agent or any Lender would otherwise have at law or in equity or otherwise by agreement. 17.11 Notices. 17.11.1 Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 17.11.2 below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows: (a) if to any Borrower, at its address or facsimile number set forth on the signature page hereof; (b) if to the Agent, at its address or facsimile number set forth on the signature page hereof; (c) if to LC Issuer, at its address or facsimile number set forth on the signature page hereof; (d) if to a Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire, a copy of which Administrative Questionnaire shall be provided to the Company. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 17.11.2 below, shall be effective as provided in said Section 17.11.2. Notwithstanding any contrary provision hereof, any request for a Credit Extension shall not be effective until received by the Agent. 17.11.2 Electronic Communications. (a) Notices and other communications to the Lenders and the LC Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Agent or as otherwise determined by the Agent, provided that the foregoing shall not apply to notices to any Lender or the LC Issuer if such Lender or the LC Issuer, as applicable, has notified the Agent that it is incapable of receiving notices by electronic communication. The Agent or any Borrower may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it or as it otherwise determines, provided that such determination or approval may be limited to particular notices or communications.

194 14555989v114555989v8 (b) Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (a) of notification that such notice or communication is available and identifying the website address therefor. 17.11.3 Change of Address. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. 17.12 Integration; Conflicting Terms. This Agreement (including the exhibits and schedules) together with the other Loan Documents embody the entire agreement of the parties on the subject matter hereof and except as otherwise specifically set forth in this Agreement or any other Loan Document, supersedes and replaces all prior agreements, oral and written, on such subject matter. If any term of any of the other Loan Documents expressly conflicts with the provisions of this Agreement, the provisions of this Agreement shall control; provided, however, that the inclusion of additional, greater or supplemental rights and remedies of the Agent and Lenders or the inclusion of additional or greater obligations and responsibilities of the Loan Parties, in any of the other Loan Documents shall not be deemed a conflict with this Agreement. 17.13 Governing Law. Except to the extent that the Agent or any Lender has greater rights and remedies under federal law or to the extent otherwise specifically stated in any Loan Document, this Agreement and the other Loan Documents shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles but giving effect to federal laws applicable to national banks, except that matters concerning the validity and perfection of security interests covered thereby shall be governed by the conflicts of law provisions of the applicable Uniform Commercial Code. 17.14 Consent To Jurisdiction. EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN OR WITH JURISDICTION OVER PORTLAND, OREGON IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE OBLIGATIONS AND THE LOAN DOCUMENTS AND EACH BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY BORROWER AGAINST THE AGENT, THE LC

195 14555989v114555989v8 ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN OR WITH JURISDICTION OVER PORTLAND, OREGON. 17.15 Documents Satisfactory to the Agent and Required Lenders. All information, documents and instruments required to be executed or delivered to the Agent shall be in form and substance reasonably satisfactory to the Agent and the Required Lenders. 17.16 Exhibits. All exhibits and schedules referred to herein are attached hereto and hereby incorporated by reference as if fully set forth herein. 17.17 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents. 17.18 Nonliability of Lenders. The relationship between the Borrowers on the one hand and the Lenders, the LC Issuer and the Agent on the other hand shall be solely that of borrower and lender. Neither the Agent, the Arranger, the LC Issuer nor any Lender shall have any fiduciary responsibilities to any Borrower. Neither the Agent, the Arranger, the LC Issuer nor any Lender undertakes any responsibility to any Borrower to review or inform any Borrower of any matter in connection with any phase of any Borrower’s business or operations. Each Borrower agrees that neither the Agent, the Arranger, the LC Issuer nor any Lender shall have liability to any Borrower (whether sounding in tort, contract or otherwise) for losses suffered by any Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agent, the Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and each Borrower hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by any Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby. It is agreed that the Arranger shall, in its capacity as such, have no duties or responsibilities under the Agreement or any other Loan Document. Each Lender acknowledges that it has not relied and will not rely on the Arranger in deciding to enter into the Agreement or any other Loan Document or in taking or not taking any action. 17.19 Survival of Representations. All representations and warranties of any Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated. 17.20 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer nor any Lender shall be obligated to extend credit to the Borrowers in violation of any limitation or prohibition provided by any Applicable Law.

196 14555989v114555989v8 17.21 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. 17.22 Severability. Whenever possible, each provision of this Agreement and each of the other Loan Documents shall be interpreted in such a manner as to be valid and effective under Applicable Law. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable. 17.23 Construction. This Agreement and the other Loan Documents are the result of negotiations among, and have been reviewed by, each Loan Party, each Lender, the Agent and their respective counsel (or, if any party has not had the Loan Documents reviewed by its counsel, such party has had the opportunity to do so and has voluntarily chosen not to do so). Accordingly, the Loan Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against any Loan Party, the Agent, or any Lender. 17.24 USA Patriot Act Notification. The following notification is provided to each Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318: Each Lender that is subject to the requirements of the PATRIOT Act hereby notifies each Borrower and each other Loan Party that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the PATRIOT Act. 17.25 Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) of the Board for the repayment of the Credit Extensions provided for herein. 17.26 Confidentiality. The Agent and each Lender agree to take reasonable precautions, in accordance with customary procedures, to maintain the confidentiality of all non- public information provided to it by any Loan Party under this Agreement or any other Loan Document, which is identified as confidential at the time such Person provides the information, and agrees that it shall not use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with any Loan Party, except to the extent such information (a) was or becomes generally available to the public other than as a result of disclosure by the Agent or Lender, or (b) was or becomes available on a non-confidential basis from a source other than a Loan Party, provided that such source is not bound by a confidentiality agreement with a Loan Party known to the Agent or such Lender; provided, however, that the Agent or any Lender may disclose such confidential information (c) at the request or pursuant to any requirement of any Governmental Body or in connection with an

197 14555989v114555989v8 examination of the Agent or such Lender by any such authority; (d) pursuant to subpoena or other court process; (e) when requested or required to do so in accordance with the provisions of any Applicable Law; (f) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective affiliates may be party; (g) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (h) to the Agent’s or such Lender’s and its affiliates, directors, officers, employees and agents, including accountants, attorneys and other professional advisors who are subject to similar limitations; (i) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (j) to its direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, (k) to rating agencies if requested or required by such agencies in connection with a rating relating to the Obligations hereunder; (l) as to the Agent or any Lender or its affiliates, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which any Loan Party is party or is deemed party with the Agent or such Lender or affiliate; and (m) to its affiliates; provided, that with respect to disclosures under clauses (d) and (e), such Lender shall use commercially reasonable efforts to notify the Company (unless such notification is prohibited by any Applicable Law) of the proposed disclosure before such disclosure is made to reasonably afford the Company the opportunity to seek to prevent such disclosure. 17.27 Ford Letter Agreement. Each Lender hereby agrees to the terms and conditions set forth in the letter agreement regarding Clarification of Supplemental Terms and Conditions Agreement dated April 5, 2012 and agreed to on April 10, 2012 between Ford Motor Company and the Company, a copy of which has been provided to each Lender. 17.28 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER, THE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE OBLIGATIONS AND THE LOAN DOCUMENTS OR THE RELATIONSHIP ESTABLISHED THEREUNDER. EACH OF THEM REPRESENTS TO THE OTHER PARTIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN. 17.29 Disclosure. Under Oregon law, most agreements promises and commitments made by any Lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the Lender to be enforceable. 17.30 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the

198 14555989v114555989v8 applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 17.31 Amendment and Restatement. This Agreement constitutes an amendment and restatement of the Existing Loan Agreement effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the existing Lenders or Agent under the Existing Loan Agreement. On the Closing Date, the credit facilities described in the Existing Loan Agreement shall be amended, supplemented, modified and restated in their entirety as described herein, and all loans and other obligations of the Company and the other Borrowers outstanding as of such date under the Existing Loan Agreement shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such loans, together with any extensions of credit made on the Closing Date, reflect the Commitments of the Lenders hereunder. 17.32 Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

199 14555989v114555989v8 (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 17.32, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 17.33 Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including E-SIGN, the New York State Electronic Signatures and Records Act, or any other similar state laws based on UETA. 17.34 Document Imaging; Telecopy and PDF Signatures; Electronic Signatures. Without notice to or consent of any Loan Party, the Agent and each Lender may create electronic

200 14555989v114555989v8 images of any Loan Documents and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against the Company, the other Loan Parties and any other parties thereto. The Agent and each Lender may convert any Loan Document into a “transferrable record” as such term is defined under, and to the extent permitted by, UETA, with the image of such instrument in the Agent’s or such Lender’s possession constituting an “authoritative copy” under UETA. If the Agent agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of any Loan Document or other document required to be delivered under the Loan Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If the Agent agrees, in its sole discretion, to accept any electronic signatures of any Loan Document or other document required to be delivered under the Loan Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including UETA, E-SIGN, or any other state laws based on, or similar in effect to, such acts. The Agent and each Lender may rely on any such electronic signatures without further inquiry. [Signature pages intentionally omitted]